                                                                    EXHIBIT 10.5

                                                                 EXECUTION COPY




                              AMENDED AND RESTATED
                              DEBTOR IN POSSESSION
                           LOAN AND SECURITY AGREEMENT


                                  BY AND AMONG


                         FRANK'S NURSERY & CRAFTS, INC.

                                  AS BORROWER,


                     THE LENDERS THAT ARE SIGNATORIES HERETO

                                 AS THE LENDERS,

                                       AND

                         WELLS FARGO RETAIL FINANCE, LLC

                                    AS AGENT



                          DATED AS OF FEBRUARY 19, 2001



                                                  Table of Contents
                                                  -----------------

                                                                                                               Page
                                                                                                               ----


1.       DEFINITIONS AND CONSTRUCTION.............................................................................1
         1.1.     Definitions.....................................................................................1
         1.2.     Accounting Terms...............................................................................23
         1.3.     Bankruptcy Code................................................................................23
         1.4.     Code...........................................................................................23
         1.5.     Construction...................................................................................23
         1.6.     Schedules and Exhibits.........................................................................24
2.       LOAN AND TERMS OF PAYMENT...............................................................................24
         2.1.     Revolving Advances; Swing Loans................................................................24
         2.2.     Letters of Credit..............................................................................31
         2.3.     Special Real Estate Line.......................................................................34
         2.4.     Reserved.......................................................................................34
         2.5.     Payments.......................................................................................35
         2.6.     Overadvances...................................................................................36
         2.7.     Interest and Letter of Credit Fees:  Rates, Payments, and Calculations.........................36
         2.8.     Collection of Accounts.........................................................................37
         2.9.     Crediting Payments; Application of Collections.................................................37
         2.10.    Designated Account.............................................................................38
         2.11.    Maintenance of Loan Account; Statements of Obligations.........................................38
         2.12.    Fees...........................................................................................39
         2.13.    LIBOR Option...................................................................................39
         2.14.    Capital Requirements...........................................................................41
3.       CONDITIONS; TERM OF AGREEMENT...........................................................................42
         3.1.     Conditions Precedent to the Initial Advance and issuance of the Initial Letter of Credit.......42
         3.2.     Conditions Precedent to all Advances and all Letters of Credit.................................44
         3.3.     Conditions Subsequent..........................................................................45
         3.4.     Term...........................................................................................46
         3.5.     Effect of Termination..........................................................................46
         3.6.     Early Termination by Borrower..................................................................46
         3.7.     Termination Upon Event of Default..............................................................46
4.       CREATION OF SECURITY INTEREST...........................................................................46
         4.1.     Grant of Security Interest.....................................................................46
         4.2.     Negotiable Collateral..........................................................................48
         4.3.     Collection of Accounts, General Intangibles, and Negotiable Collateral.........................48
         4.4.     Delivery of Additional Documentation Required..................................................48
         4.5.     Power of Attorney..............................................................................49
         4.6.     Right to Inspect; Inventories, Appraisals, Audits..............................................49
5.       REPRESENTATIONS AND WARRANTIES..........................................................................50
         5.1.     No Encumbrances................................................................................50
         5.2.     Reserved.......................................................................................50
         5.3.     Eligible Inventory.............................................................................50
         5.4.     Equipment......................................................................................50
         5.5.     Location of Inventory and Equipment............................................................50
         5.6.     Inventory Records..............................................................................51


         5.7.     Location of Chief Executive Office; FEIN.......................................................51
         5.8.     Due Organization and Qualification; Subsidiaries...............................................51
         5.9.     Due Authorization; No Conflict.................................................................51
         5.10.    Litigation.....................................................................................52
         5.11.    No Material Adverse Change.....................................................................52
         5.12.    Reserved.......................................................................................52
         5.13.    Employee Benefits..............................................................................52
         5.14.    Environmental Condition........................................................................53
         5.15.    Licenses.......................................................................................53
         5.16.    Leases.........................................................................................53
         5.17.    DDAs...........................................................................................53
         5.18.    Credit Card Receipts...........................................................................53
         5.19.    PACA...........................................................................................54
6.       AFFIRMATIVE COVENANTS...................................................................................54
         6.1.     Accounting System..............................................................................54
         6.2.     Collateral and Financial Reporting.............................................................54
         6.3.     Tax Returns....................................................................................58
         6.4.     Guarantor Reports..............................................................................58
         6.5.     Returns........................................................................................58
         6.6.     Title to Equipment.............................................................................58
         6.7.     Maintenance of Equipment.......................................................................58
         6.8.     Taxes..........................................................................................58
         6.9.     Insurance......................................................................................59
         6.10.    No Setoffs or Counterclaims....................................................................60
         6.11.    Location of Inventory and Equipment............................................................60
         6.12.    Compliance with Laws...........................................................................60
         6.13.    Employee Benefits..............................................................................61
         6.14.    Leases.........................................................................................61
         6.15.    Mailing Lists, Advertising.....................................................................61
         6.16.    Depository Accounts............................................................................62
         6.17.    Avoidance Actions..............................................................................62
7.       NEGATIVE COVENANTS......................................................................................62
         7.1.     Indebtedness...................................................................................62
         7.2.     Liens..........................................................................................63
         7.3.     Restrictions on Fundamental Changes............................................................63
         7.4.     Disposal of Assets.............................................................................63
         7.5.     Change Name....................................................................................63
         7.6.     Guarantee......................................................................................63
         7.7.     Nature of Business.............................................................................63
         7.8.     Prepayments and Amendments.....................................................................63
         7.9.     Change of Control..............................................................................63
         7.10.    Consignments...................................................................................64
         7.11.    Distributions..................................................................................64
         7.12.    Accounting Methods.............................................................................64
         7.13.    Investments....................................................................................64
         7.14.    Transactions with Affiliates...................................................................64





         7.15.    Suspension.....................................................................................64
         7.16.    Compensation...................................................................................64
         7.17.    Use of Proceeds................................................................................64
         7.18.    Change in Location of Chief Executive Office; Inventory and Equipment with Bailees.............64
         7.19.    No Prohibited Transactions Under ERISA.........................................................65
         7.20.    Reserved.......................................................................................65
         7.21.    Financial and Inventory Covenants..............................................................66
         7.22.    Capital Expenditures...........................................................................66
8.       EVENTS OF DEFAULT.......................................................................................66
9.       THE LENDER GROUP'S RIGHTS AND REMEDIES..................................................................68
         9.1.     Rights and Remedies............................................................................68
         9.2.     Remedies Cumulative............................................................................71
10.      TAXES AND EXPENSES......................................................................................71
11.      WAIVERS; INDEMNIFICATION................................................................................71
         11.1.    Demand; Protest; etc...........................................................................71
         11.2.    The Lender Group's Liability for Collateral....................................................71
         11.3.    Indemnification................................................................................72
         11.4.    Damages........................................................................................72
12.      NOTICES.................................................................................................72
13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER..............................................................73
14.      DESTRUCTION OF BORROWER'S DOCUMENTS.....................................................................74
15.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS..............................................................74
         15.1.    Assignments and Participations.................................................................74
         15.2.    Successors.....................................................................................76
16.      AMENDMENTS; WAIVERS.....................................................................................77
         16.1.    Amendments and Waivers.........................................................................77
         16.2.    No Waivers; Cumulative Remedies................................................................78
17.      AGENT; THE LENDER GROUP.................................................................................78
         17.1.    Appointment and Authorization of Agent.........................................................78
         17.2.    Delegation of Duties...........................................................................79
         17.3.    Liability of Agent-Related Persons.............................................................79
         17.4.    Reliance by Agent..............................................................................79
         17.5.    Notice of Default or Event of Default..........................................................80
         17.6.    Credit Decision................................................................................80
         17.7.    Costs and Expenses; Indemnification............................................................81
         17.8.    Agent in Individual Capacity...................................................................81
         17.9.    Successor Agent................................................................................82
         17.10.   Withholding Tax................................................................................82
         17.11.   Collateral Matters.............................................................................83
         17.12.   Restrictions on Actions by Lenders; Sharing of Payments........................................84
         17.13.   Agency for Perfection..........................................................................85
         17.14.   Payments by Agent to the Lenders...............................................................85
         17.15.   Concerning the Collateral and Related Loan Documents...........................................85
         17.16.   Field Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports
                  and Information................................................................................86


         17.17.   Several Obligations; No Liability..............................................................87
18.      GENERAL PROVISIONS......................................................................................87
         18.1.    Effectiveness..................................................................................87
         18.2.    Section Headings...............................................................................87
         18.3.    Interpretation.................................................................................87
         18.4.    Severability of Provisions.....................................................................88
         18.5.    Counterparts; Telefacsimile Execution..........................................................88
         18.6.    Revival and Reinstatement of Obligations.......................................................88
         18.7.    Integration....................................................................................88



Exhibit A-1                Form of Assignment and Acceptance
Exhibit B-1                Business Plan
Exhibit C-1                Form of Compliance Certificate
Exhibit D-1                Form of Interim Order
Exhibit E-1                Hilco Agreement
Exhibit L-1                Form LIBOR Notice
Exhibit 6.2                Form of Borrowing Base Certificate
Schedule A-1               Core Properties
Schedule A-2               Second Priority Real Estate
Schedule C-1               Commitments
Schedule E-1               Eligible Inventory
Schedule P-1               Permitted Liens
Schedule R-1               Real Property
Schedule 5.8               Due Organization and Qualification; Subsidiaries
Schedule 5.10              Litigation
Schedule 5.13              Employee Benefits
Schedule 5.16              Leases
Schedule 5.17              DDA's
Schedule 5.18              Credit Card Receipts
Schedule 6.11              Location of Inventory and Equipment
Schedule 7.21              Financial and Inventory Covenants


                           LOAN AND SECURITY AGREEMENT


         THIS AMENDED AND RESTATED DEBTOR IN POSSESSION LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of February 19, 2001, among Frank's Nursery & Crafts, Inc., a Michigan corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (as defined below) ("Borrower"), with its chief executive office located at 1175 West Long Lake Road, Troy, Michigan 48098, on the one hand, and the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO RETAIL FINANCE, LLC, as Agent, on the other hand.

         The parties agree as follows:

1.       DEFINITIONS AND CONSTRUCTION.

         1.1. DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

         "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

         "Accounting Period" means a four-calendar-week period within a fiscal year of the Borrower with the first such period commencing on the first day of a fiscal year and each subsequent such four-calendar-week period subsequently commencing at the end of the immediately proceeding period, resulting in thirteen four-week periods in one fiscal year; each such "Accounting Period" is referred to herein consecutively as Accounting Period 1 through Accounting Period 13.

         "Accounts" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

         "Advances" has the meaning set forth in Section 2.1(a).


         "Adjusted Letter of Credit Usage" means, as of any date of determination, the sum of (a) (i) 100%, minus the Applicable Inventory Advance Rate, times (ii) the undrawn amount of outstanding Inventory Letters of Credit, plus (b) 50% of the outstanding amount of all other outstanding Letters of Credit, plus (c) all domestic landing, freight and duty charges applicable thereto.

         "Adverse Action" means any action or any assertion of any claims or causes of action against Agent or Lenders or their officers, directors, employees, agents, attorneys, affiliates, assigns or successors to object to or contest, or raise any defenses to, the validity, perfection, priority, or enforceability of the Obligations of the Liens of Agent or Lender granted under the Loan Documents; or to take any act which has the effect of materially modifying or compromising the rights and remedies of Agent or Lenders, including without limitation the preparation and/or support of a Chapter 11 plan of reorganization that is contrary to any term or condition set forth in or acknowledged by this Agreement or the Orders.

         "Affiliate" means, as applied to any Person, any other Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote 5% or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a Person.

         "Agent" means Wells Fargo Retail Finance, LLC, solely in its capacity as agent for the Lenders, and shall include any successor agent.

         "Agent Advance" has the meaning set forth in Section 2.1(h).

         "Agent Loan" has the meaning set forth in Section 2.1(g).


         "Agent-Related Persons" means Agent, together with its Affiliates, and the officers, directors, employees, counsel, agents (including Oversight Agent), and attorneys-in-fact of Agent and such Affiliates.

         "Agent's Account" has the meaning set forth in Section 2.8.

         "Agent's Discretion" means:

         (a) Each reference in the Loan Documents to the exercise of discretion or the like by the Agent shall be to that Agent's exercise of its reasonable (from the perspective of a secured asset-based lender) business judgment, in good faith (which shall be presumed), based upon that Agent's consideration of any such factor as the Agent, taking into account information of which that Agent then has actual knowledge, believes:

                  (i) Will or reasonably could be expected to affect the value of the Collateral, the enforceability of the Agent's security and collateral interests therein, or the amount which the Agent would likely realize therefrom (taking into account delays which may possibly be encountered in the Agent's realizing upon the Collateral and likely Lender Group Expenses in connection with the enforcement of remedies and associated costs of collection);

                  (ii) Indicates that any report or financial information delivered to the Agent by or on behalf of the Borrower is incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of this Agreement; and/or

                  (iii)    Constitutes a Default or an Event of Default.

         (b) In the exercise of such judgment, as set forth in clause (a) above, the Agent also may take into account any of the following factors:

                  (i) Those included in, or tested by, the definitions of "Eligible Inventory" and "Cost";

                  (ii) The current financial and business climate of the industry in which the Borrower competes (having regard for the Borrower's position in that industry);

                  (iii) General economic conditions which have a material effect on cost structure;

                  (iv) Material changes in or to the mix of the Borrower's Inventory;

                  (v) Seasonality with respect to the Borrower's Inventory and pattern of the Borrower's retail sales versus that which was projected;

                  (vi) Material changes in Availability versus that which was projected; and/or

                  (vii) Such other factors as the Agent determines as having a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrower.

                  (c) The burden of establishing the failure of the Agent to have acted in a reasonable manner in such Agent's exercise of discretion shall be the Borrower's.

                  "Agent's Liens" means the Liens granted by Borrower to Agent for the benefit of the Lender Group under this Agreement and/or the other Loan Documents.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Applicable Inventory Advance Rate" means with respect to any Inventory Letter of Credit issued for the purpose of purchasing: (i) Eligible Lawn & Garden Inventory, seventy percent (70%); (ii) Eligible Live Plants Inventory, fifty-five percent (55%); (iii) Eligible Floral & Crafts inventory, sixty percent (60%); (iv) Eligible Christmas Decoration Inventory to be delivered to Borrower during Accounting Periods 7 through 12 of each fiscal year, sixty percent (60%); or (v) Eligible Christmas Decoration Inventory to be delivered to Borrower during any other Accounting Period of each fiscal year, thirty percent (30%).

                  "Assignee" has the meaning set forth in Section 15.1.

                  "Assignment and Acceptance" has the meaning set forth in
Section 15.1 (a) and shall be in the form of Exhibit A-1.

                  "Authorized Person" means any officer or other employee of Borrower.

                  "Availability" means, as of any date of determination, the result (so long as such result is a positive number) of (a) the lesser of the Borrowing Base (net of applicable Reserves) or the Maximum Revolving Amount, plus (b) the lesser of the Maximum Special Real Estate Line Amount or the Real Estate Line Borrowing Base (net of applicable Reserves), less (c) the Revolving Facility Usage.

                  "Availability Reserves" means such reserves as Agent from time to time determines in Agent's Discretion as being appropriate to reflect the impediments to the Agent's ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on the following:

                  (a) rent for any leased store location where the landlord or any of other Person could assert a statutory lien in respect of the Collateral, for which an acceptable Collateral Access Agreement has not been received by Agent (irrespective of whether any rent is currently due);

                  (b)      in-store customer credits and gift certificates;

                  (c) payables (based upon payables which are past due normal trade terms);

                  (d)      frequent shopper programs;

                  (e)      special orders and customer deposits;

                  (f) taxes and other governmental charges, including ad valorem, personal property, sales, and other taxes which may have priority over the security interests of the Lender Group in the Collateral;

                  (g)      held or post-dated checks;

                  (h) claims that Agent believes in Agent's Discretion could have priority over the Obligations by virtue of Borrower's Bankruptcy Case and application of the Bankruptcy Code;

                  (i)      the Carve Out Reserve;

                  (j) any "self-insurance" program maintained by the Borrower;

                  (k)      any claims or Liens under PACA; and

                  (l) in respect of the Special Real Estate Line Advances, environmental or title issues or competing Liens in respect of the Core Properties.

                  "Average Unused Portion of the Total Commitment" means, as of any date of determination, (a) the Total Commitment, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the undrawn Letters of Credit that were outstanding during the immediately preceding month.

                  "Bankruptcy Case" means the case filed by Borrower under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court, case no. 01-52415-JS.

                  "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C.ss.101 et seq.), as amended, and any successor statute.

                  "Bankruptcy Court" means the United States Bankruptcy Court for the District of Maryland, or such other successor court where the Bankruptcy Case is pending.

                  "Base LIBOR Rate" means the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/16%), on the basis of the rates at which Dollar deposits are offered to major banks in the London interbank market on or about 11:00 a.m. (California time) 2 Business Days prior to the commencement of the applicable Interest Period, for a term and in amounts comparable to the Interest Period and amount of the LIBOR Rate Loan requested by Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

                  "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which Borrower, any Subsidiary of Borrower, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

                  "Blocked Account" means any DDA for which a DDA Notification has been received by the depository institution that maintains such DDA.

                  "Borrower" has the meaning set forth in the preamble to this Agreement.

                  "Borrower's Books" means all of Borrower's books and records including: ledgers; records indicating, summarizing, or evidencing Borrower's properties or assets (including the Collateral) or liabilities; all information relating to Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

                  "Borrowing" means a borrowing hereunder consisting of Advances made on the same day by the Lenders, or by Agent in the case of an Agent Loan or an Agent Advance.

                  "Borrowing Base" has the meaning set forth in Section 2.1(a).

                  "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

                  "Business Plan" means Borrower's business plan attached hereto as Exhibit B-1, together with any amendment, modification, or revision to such business plan approved by Agent.

                  "Capital Lease" means any lease which may be capitalized in accordance with GAAP.

                  "Carve-Out Expenses" means: (a) the quarterly fees required to be paid by Borrower pursuant to 28 U.S.C. ss. 1930(a); (b) fees payable to the clerk of the Bankruptcy Court; and (c) to the extent that there are insufficient assets in the Estate to pay all allowed but unpaid administrative expenses and only to the extent that the fees and expenses incurred on or after the Petition Date by professionals retained under sections 327 or 1103 by Borrower or by any official committee appointed pursuant to section 1102 (collectively, "Professional Fees"), all of the foregoing up to a maximum aggregate sum not exceeding the amount of the Carve Out Reserve; provided that the Carve-Out Expenses shall not include (i) any other claims that are or may be senior to or pari passu with any of the Carve-Out Expenses or any Professional Fees and expenses of a Chapter 7 trustee; (ii) any prepetition retainer paid to Borrower's counsel in connection with or related to the Bankruptcy Case; and
(iii) any Professional Fees and expenses related to or arising from any Adverse Lender Action.

                  "Carve-Out Reserve" means $2,000,000.

                  "Change of Control" shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the holders thereof on the date hereof and their Affiliates, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 10% of the total voting power of all classes of stock then outstanding of Borrower entitled to vote in the election of directors.

                  "Christmas Nursery" means all live Christmas plants and trees included in Department 1.

                  "Closing Date" means the date of the first to occur of the making of the initial Advance or the issuance of the initial Letter of Credit.

                  "Code" means the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts.

                  "Collateral" means each of the following:

                  (a)      the Accounts,

                  (b)      Borrower's Books,

                  (c)      the Equipment,

                  (d)      the General Intangibles,

                  (e)      the Inventory,

                  (f)      the Investment Property,

                  (g)      the Negotiable Collateral,

                  (h)      the Real Property Collateral,

                  (i) any money, or other assets of Borrower that now or hereafter come into the possession, custody, or control of the Lender Group, and

                  (j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Borrower's Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof, provided that any avoidance actions under Sections 544, 547 or 548 of the Bankruptcy Code and the proceeds thereof shall not be included in the Collateral.

                  "Collateral Access Agreement" means a landlord waiver, mortgagee waiver, bailee letter, or acknowledgment agreement of any warehouseman, processor, lessor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Agent.

                  "Collections" means all cash, checks, notes, instruments, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

                  "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 15.1, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 15.1 and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 and delivered by the chief accounting officer of Borrower to Agent.

                  "Concentration Account" means account number 144094771 of Borrower, maintained at The Chase Manhattan Bank, or such other deposit account of Borrower (located in the United States) into which cash received in the other Blocked Accounts is wire transferred as provided in Section 2.8(b).

                  "Concentration Account Agreement" means the Blocked Account Agreement among Borrower, the Concentration Account Bank and Agent, applicable to the Concentration Account.

                  "Concentration Account Bank" means The Chase Manhattan Bank.


                  "Core Properties" means, collectively, each of the parcels of Real Property Collateral identified on Schedule A-1 and any other parcel of Real Property Collateral designated by the Agent from time to time in its Agent's Discretion as a "Core Property".

                  "Cost" means the calculated cost of Inventory, as determined from invoices received by Borrower, Borrower's purchase journal or stock ledger, based upon Borrower's accounting practices, known to Agent, which practices are in effect on the date on which this Agreement was executed. "Cost" does not include any inventory capitalization costs inclusive of advertising, but may include other charges used in Borrower's determination of cost of goods sold and bringing goods to market, all within Agent's sole discretion and in accordance with GAAP.

                  "Credit Card Agreements" means those certain agreements between Agent and the credit card clearinghouses and processors of Borrower pursuant to which such credit card clearinghouse or processors agree to transfer on a daily basis all credit card receipts of Borrower, or other amounts payable by such clearinghouse or processor, into the Concentration Account. All Credit Card Agreements shall be in form and substance satisfactory to Agent.

                  "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

                  "DDA" means any checking or other demand daily depository account maintained by Borrower.

                  "DDA Notification" has the meaning set forth in Section
3.1(k).

                  "deems itself insecure" means that the Person deems itself insecure in accordance with the provisions of Section 1208 of the Code.

                  "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

                  "Defaulting Lender" has the meaning set forth in Section 2.1
(f)(ii).

                  "Defaulting Lenders Rate" means the Reference Rate for the first three days from and after the date the relevant payment is due and thereafter at the interest rate then applicable to Advances.

                  "Department 1" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 1" consisting primarily of Outdoor Live Plants.

                  "Department 2" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 2" consisting primarily of indoor live foliage, indoor flowering plants, hanging baskets, table plants and indoor bedding and hanging plants.

                  "Department 3" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 3" consisting primarily of planters and plant accessories.

                  "Department 4" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 4" consisting primarily of gardening tools, gardening accessories, water management tools and seasonal accessories (except for Christmas accessories).

                  "Department 5" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 5" consisting primarily of fertilizer, spreaders, chemicals, sprayers and seeds.

                  "Department 6" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 6" consisting primarily of bird food, bird feeders, bird accessories, outdoor living, seasonal hardgoods and outdoor bulk goods.

                  "Department 7" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 7" consisting primarily of Christmas Decoration Inventory.

                  "Department 8" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 8" consisting primarily of annual and perennial bedding plans and bulbs.

                  "Department 9" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 9" consisting primarily of silk and dried flowers, potted trees and floral craft arrangements.

                  "Department 10" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 10" consisting primarily of paints, paint accessories, wood crafts, craft accessories, ribbon, furniture, garden decor,

                  "Department 999" means the category of Inventory historically referred to by the Borrower in its books and records as "Department 999".

                  "Designated Account" means account number 323837735 of Borrower maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) which has been designated, in writing and from time to time, by Borrower to Agent.

                  "Designated Account Bank" means The Chase Manhattan Bank, whose office is located at 1 Chase Manhattan Bank Plaza, 7th Floor, New York, New York 10081, and whose ABA number is 021000021.

                  "Disbursement Letter" means an instructional letter executed and delivered by Borrower to Agent regarding the extensions of credit to be made on the Closing Date, the form and substance of which shall be satisfactory to Agent.

                  "Dollars or $" means United States dollars.

                  "Early Termination Premium" has the meaning set forth in
Section 3.6.

                  "EBITDA" means the consolidated net income of Borrower and its Subsidiaries (excluding extraordinary items) for the applicable period (a) plus all interest expense, income tax expense, depreciation and amortization (including amortization of any goodwill or other intangibles) for the period,
(b) plus or minus losses or gains attributable to any fixed asset sales in the period and (c) plus or minus any other non-cash charges which have been subtracted or added in calculating consolidated net income for the period, (d) plus any non-recurring charge or restructuring charge (including retention plans), (e) plus the cumulative effect of any change in accounting principles and (f) plus "Chapter 11 expenses" (or "administrative costs reflecting Chapter 11 expenses") as shown on the Borrower's statement of income for such period.

                  "Eligible Christmas Decoration Inventory" means all Eligible Inventory consisting of Christmas tree electronics, lifelike Christmas trees, Christmas tree decorations, boutique items, Christmas tree stands, stationary, wreaths, garland and all other Inventory included in Department 7; provided that Christmas Inventory does not include Christmas Nursery.

                  "Eligible Floral & Crafts Inventory" means all Eligible Inventory consisting of silk and dried flowers, potted trees, floral crafts, furniture, garden decor, paints, paint accessories, wood crafts, craft accessories, candles, party goods, frames, door mats, ribbon and all other Inventory included in Department 9, Department 10 and Department 999.

                  "Eligible Inventory" means Inventory consisting of first quality finished goods held for sale in the ordinary course of Borrower's business that are located at or in-transit between Borrower's premises identified on Schedule E-1, that strictly comply with each and all of the representations and warranties respecting Inventory made by Borrower to the Lender Group in the Loan Documents, and that are and at all times continue to be acceptable to the Lender Group in all respects; provided, however, that standards of eligibility may be fixed and revised from time to time by the Agent in the Agent's Discretion. In determining the amount to be so included, Eligible Inventory shall be valued at the lower of Cost or market on a basis consistent with Borrower's current and historical accounting practices less the amount of all Inventory Reserves. An item of Inventory shall not be included in Eligible Inventory if:

                  (a) it is not owned solely by Borrower or Borrower does not have good, valid, and marketable title thereto or is subject to a Lien under PACA;

                  (b) it is not located at one of the locations set forth on Schedule E-1 or in transit between such locations;

                  (c) it is not subject to a valid and perfected first priority security interest in favor of the Lender Group;

                  (d) it consists of goods returned or rejected by Borrower's customers or goods in transit; and

                  (e) it is obsolete or slow moving, a restrictive or custom item, packaging and shipping materials, supplies used or consumed in Borrower's business, Inventory subject to a Lien in favor of any third Person, defective goods, "seconds," or Inventory acquired on consignment.

                  "Eligible Lawn & Garden Inventory" means all Eligible Inventory consisting of planters, planting accessories, gardening tools, gardening accessories, water management tools, sprayers, seed, bird food, bird feeders, bird accessories, outdoor living, seasonal hardgoods, outdoor bulk goods and all other Inventory included in Department 3, Department 4, Department 5 and Department 6.

                  "Eligible Live Plants Inventory" means all Eligible Inventory consisting of outdoor live plants, indoor live foliage, flowering plants, hanging baskets, table plants, annual and perennial bulbs, bedding and hanging plants and all other Inventory included in Department 1, Department 2 and Department 8.

                  "Eligible Transferee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $5,000,000,000, or the asset based lending Affiliate of such bank, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country, and having total assets in excess of $5,000,000,000, or the asset based lending Affiliate of such bank; provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance or other financial institution, or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000, (d) any Affiliate (other than individuals) of an existing Lender, and (e) any other Person approved by Agent and Borrower.

                  "Entered" means recorded on the docket with respect to the Bankruptcy Case by the Clerk of the Bankruptcy Court.

                  "Equipment" means all of Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including, all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, 29 U.S.C.ss.ss.1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

                  "ERISA Affiliate" means (a) any corporation subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

                  "ERISA Event" means (a) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan, (b) the withdrawal of Borrower, any of its Subsidiaries or ERISA Affiliates from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan, (e) any event or condition (i) that provides a basis under Section 4042(a)(1), (2), or (3) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA, (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower, any of its Subsidiaries or ERISA Affiliates from a Multiemployer Plan, or (g) providing any security to any Plan under Section 401(a)(29) of the IRC by Borrower or its Subsidiaries or any of their ERISA Affiliates.

                  "Estate" means the estate created by virtue of the Bankruptcy Case.

                  "Event of Default" has the meaning set forth in Section 8.

                  "Existing Lender" means, collectively, the lenders party to the Credit Agreement dated as of December 24, 1997, as amended, among Borrower, The Chase Manhattan Bank, as Agent, and the institutions party thereto.

                  "Fee Letter" means that certain fee letter agreement dated as of the date hereof between Borrower and Agent, in form and substance satisfactory to Agent in Agent's discretion.

                  "FEIN" means Federal Employer Identification Number.

                  "Final Bankruptcy Court Order" means an order containing a finding of good faith under Section 364(e) of the Bankruptcy Code in form, scope and substance acceptable to the Agent in Agent's Discretion finally approving this Agreement and the other Loan Documents, as such order may be amended, modified or supplemented from time to time with the express written joinder and consent of the Agent and the Borrower and the approval of the Bankruptcy Court, which order has not been vacated, appealed with respect to the question of whether the Agent or any Lender is a good faith lender under Section 364(e) of the Bankruptcy Code, reversed, stayed, modified or supplemented.

                  "Final Bankruptcy Court Order Date" means the date which the Final Bankruptcy Court Order shall have been duly Entered by the Bankruptcy Court and shall be in full force and effect, and shall not have been reversed, stayed, modified or amended, absent written consent of the Agent and the Borrower.

                  "Final Order" means an order of the Bankruptcy Court (a) as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending, or (b) if an appeal, writ of certiorari, reargument or rehearing thereof has been filed or sought, such order of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired.

                  "Funding Date" means the date on which a Borrowing occurs.

                  "Funding Orders" means, collectively, the Final Bankruptcy Court Order and the Interim Bankruptcy Order, as respectively Entered by the Bankruptcy Court.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

                  "General Intangibles" means all of Borrower's present and future general intangibles and other personal property (including Borrower's rights under the Hilco Agreement, contract rights, rights arising under common law, statutes, or regulations, choses or things in action, the Borrower's avoidance action rights under Section 549 of the Bankruptcy Code, commercial tort claims, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

                  "Governing Documents" means the certificate or articles of incorporation, by-laws, or other organizational or governing documents of any Person.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Gross Margin" means, at any date of determination, the percentage resulting from: (i) the Borrower's sales for any applicable period minus the cost of goods sold for such period, divided by (ii) Borrower's sales for such period.

                  "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

                  "Hilco Agreement" means the Agency Agreement dated as of December 1, 2000 between Hilco Merchant Resources, LLC, as Agent, and the Borrower, as the same may be amended, modified, extended or restated from time to time, a copy of which is attached hereto as Exhibit E-1.

                  "Indebtedness" means: (a) all obligations of Borrower for borrowed money, (b) all obligations of Borrower evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of Borrower in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of Borrower under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of Borrower, irrespective of whether such obligation or liability is assumed, and (e) any obligation of Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

                  "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "Intangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

                  "Intellectual Property Security Agreement" means that certain Intellectual Property Security Agreement, of even date herewith, between Borrower and Agent.

                  "Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan and ending 1, 2, or 3 months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day,
(b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest period to, but excluding, the day on which any Interest Period expires, (c) any Interest period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest period numerically corresponding day in the calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 months after the date on which the Interest Period began, as applicable, and (e) Borrower may not elect an Interest Period which will end after the Maturity Date.

                  "Interim Bankruptcy Court Order" means an order of the Bankruptcy Court in form, scope and substance satisfactory to Agent in Agent's Discretion, substantially in the form attached hereto as Exhibit D-1, as such order may be amended, modified, or supplemented from time to time with the express written consent of Agent and the Borrower and the approval of the Bankruptcy Court.

                  "Interim Bankruptcy Court Order Date" means the date (which shall be no later than ten (10) days after the Petition Date) on which each of the following shall have occurred: (i) the Interim Bankruptcy Court Order shall have been duly Entered by the Bankruptcy Court and shall be in full force and effect, and shall not have been appealed with respect to the question of whether the Agent of any Lender is a good faith lender under Section 364(e) of the Bankruptcy Code, reversed, stayed, modified, supplemented, vacated, or amended, absent written consent of Agent and the Borrower; and (ii) Agent shall have determined that all conditions set forth in Sections 3.1 and 3.2 shall have been satisfied or waived by Agent.

                  "Inventory" means all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

                  "Inventory Letter of Credit" means a documentary Letter of Credit issued to support the purchase by Borrower of Inventory prior to transit to a location set forth on Schedule E-1, that provides that all draws thereunder must require presentation of customary documentation (including, if applicable, commercial invoices, packing list, certificate of origin, bill of lading or airway bill, customs clearance documents, quota statement, inspection certificate, beneficiaries statement and bill of exchange, bills of lading, dock warrants, dock receipts, warehouse receipts, or other documents of title) in form and substance reasonably satisfactory to Agent and reflecting the passage to Borrower of title to first quality Inventory conforming to Borrower's contract with the seller thereof. Any such Letter of Credit shall cease to be an "Inventory Letter of Credit" at such time, if any, as the goods purchased thereunder become Eligible Inventory.

                  "Inventory Reserves" means such reserves as may be established from time to time by Agent in Agent's Discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the current retail or market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on the following:

                  (a) obsolescence (determined based upon Inventory on hand beyond a given number of days);

                  (b)      seasonality;

                  (c)      shrinkage;

                  (d)      imbalance;

                  (e)      change in Inventory character, composition or mix;

                  (f)      markdowns (both permanent and point of sale);

                  (g)      vendor chargebacks;

                  (h)      duty and freight;

                  (i) retail markons or markups inconsistent with prior period practice and performance, current business plans, or advertising calendar and planned advertising events; and

                  (j) estimated reclamation claims of unpaid sellers of Inventory to Borrower.

                  "Investment Property" means all of Borrower's presently existing and hereafter acquired or arising investment property (as that term is defined in Section 9115 of the Code).

                  "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                  "L/C" has the meaning set forth in Section 2.2(a).

                  "L/C Guaranty" has the meaning set forth in Section 2.2(a).

                  "Lease" means any lease or other agreement, no matter how styled or structured, which the Borrower is entitled to the use or occupancy of any space.

                  "Leasehold Interest" means Borrower's interest under any lease in any Real Property at which it maintains any of the Collateral (other than the Real Property Collateral).

                  "Lender" and "Lenders" have the respective meanings set forth in the preamble to this Agreement, and shall include any other Person made a party to this Agreement in accordance with the provisions of Section 15.1.

                  "Lender Group" means, individually and collectively, each of the individual Lenders and Agent.

                  "Lender Group Expenses" means all: costs or expenses (including taxes and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or incurred by the Lender Group; fees or charges paid or incurred by the Lender Group in connection with the Lender Group's transactions with Borrower contemplated by the Loan Documents, including fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Personal Property Collateral or Real Property Collateral appraisals), real estate surveys, real estate title policies and endorsements, and environmental audits; costs and expenses incurred by Agent in the disbursement of funds to Borrower (by wire transfer or otherwise); charges paid or incurred by Agent resulting from the dishonor of checks; costs and expenses paid or incurred by Agent to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Personal Property Collateral or the Real Property Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by the Lender Group in examining Borrower's Books in connection with the transaction contemplated by the Loan Documents; costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group's relationship with Borrower or any guarantor; and the Lender Group's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing, defending, or concerning the Loan Documents (including attorneys fees and expenses incurred in connection with the Bankruptcy Case, or any other Insolvency Proceeding concerning Borrower, Parent Guarantor or any other guarantor of the Obligations), irrespective of whether suit is brought.

                  "Letter of Credit" means an L/C or an L/C Guaranty, as the context requires.

                  "LIBOR Deadline" has the meaning set forth in Section 2.13(b)(i).

                  "LIBOR Notice" means a written notice in the form of Exhibit L-1.

                  "LIBOR Rate" means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Agent (rounded upwards, if necessary, to the next 1/16%) by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

                  "LIBOR Rate Loan" means each portion of an Advance that bears interest at a rate determined by reference to the LIBOR Rate.

                  "LIBOR Rate Margin" means 3.50%.

                  "Lien" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

                  "Loan Account" has the meaning set forth in Section 2.11.

                  "Loan Documents" means this Agreement, the Disbursement Letter, the Letters of Credit, the Concentration Account Agreement, the Blocked Account Agreements, the Intellectual Property Security Agreement, the Mortgages, the Parent Guaranty, the Parent Pledge and Security Agreement, the Credit Card Agreements, any note or notes executed by Borrower and payable to the Lender Group, and any other agreement entered into, now or in the future, in connection with this Agreement.

                  "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, including, without limitation, a material adverse change in the business, prospects, operations, results or operations, assets, liabilities or condition since the Closing Date, or since the date of the latest financial information supplied hereunder after the Closing Date or at any time as compared to the Business Plan attached hereto on the date of execution hereof as Exhibit B-1, (b) the material impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group to enforce the Obligations or realize upon the Collateral, (c) a material adverse effect, in relation to the Revolving Facility Usage, on the value of the Collateral or the amount that the Lender Group would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the priority of the Lender Group's Liens with respect to the Collateral.

                  "Maturity Date" has the meaning set forth in Section 3.4.

                  "Maximum Revolving Amount" means sixty million Dollars ($60,000,000).

                  "Maximum Special Real Estate Line Amount" means forty million Dollars ($40,000,000), less (i) the sum of $500,000 per month during the term of this Agreement, commencing with the month ending on July 31, 2001 and continuing on the last day of each calendar month thereafter, and (ii) the aggregate net proceeds realized by the Borrower from the sale or assignment of any Core Properties.

                  "Mortgages" means one or more mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust, or deeds to secure debt, executed by Borrower in favor of Agent, the form and substance of which shall be satisfactory to Agent, that encumber the Real Property Collateral and the related improvements thereto.

                  "Multiemployer Plan" means a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) to which Borrower, any of its Subsidiaries, or any ERISA Affiliate has contributed, or was obligated to contribute, within the past six years.

                  "Negotiable Collateral" means all of Borrower's present and future letters of credit, notes, drafts, instruments, Investment Property, securities (including the shares of stock of Subsidiaries of Borrower), documents, personal property leases (wherein Borrower is the lessor), and chattel paper.

                  "Net Lendable Real Estate Value" means at any date of determination: (i) the aggregate net fair market value of the Real Property Collateral that is owned in fee simple and is subject to a valid, enforceable and first priority Lien of the Agent for the benefit of the Lender Group, as established in an appraisal conducted on or about the Closing Date by an appraiser acceptable to Agent, as such appraisal may be updated in the future by such appraisers or other appraisers acceptable to Agent, after taking into account any Liens on such Collateral, plus (ii) the aggregate appraised value of all Core Properties sold, assigned or transferred prior to such date of determination (using the last appraised value of any such Core Property prior to it being sold, assigned or transferred).

                  "Net Retail Liquidation Value" means the appraised liquidation value of Eligible Inventory less liquidation expenses, as each is determined by Agent in the Agent's Discretion or its agents from time to time.

                  "Obligations" means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations under any outstanding Letters of Credit, premiums (including Early Termination Premiums), liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, or Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by Borrower to the Lender Group of any kind and description (irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrower to others that the Lender Group may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender Group Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

                  "Originating Lender" has the meaning set forth in Section 15.1(e).

                  "Overadvance" has the meaning set forth in Section 2.6.

                  "PACA" means the Perishable Agricultural Commodities Act, 7 U.S.C. ss.ss.499-a - 499s, as amended, and any successor statutes and any regulations promulgated thereunder.

                  "Parent Guarantor" means FNC Holdings, Inc.

                  "Parent Guaranty" means that certain general continuing guaranty executed and delivered by Parent Guarantor in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent.

                  "Parent Pledge and Security Agreement" means that certain pledge and security agreement executed and delivered by Parent Guarantor in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent.

                  "Participant" has the meaning set forth in Section 15.1(e).

                  "Pay-Off Letter" means a letter, in form and substance reasonably satisfactory to Agent, from Existing Lender respecting the amount necessary to repay in full all of the obligations of Borrower owing to Existing Lender and obtain a termination or release of all of the Liens existing in favor of Existing Lender in and to the properties or assets of Borrower.

                  "PBGC" means the Pension Benefit Guaranty Corporation as defined in Title IV of ERISA, or any successor thereto.

                  "Permitted Liens" means the following Liens: (a) Liens held by the Lender Group, (b) Liens for unpaid taxes that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases and purchase money security interests and Liens of lessors under Capital Leases to the extent that the acquisition or lease of the underlying asset is permitted under Section
7.21 and so long as the Lien only attaches to the asset purchased or acquired and only secures the purchase price of the asset, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable or for amounts due prior to the Petition Date, or (ii) are the subject of Permitted Protests, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (g) Liens or deposits to secure performance of bids, tenders, or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, (h) Liens arising by reason of security for surety or appeal bonds in the ordinary course of business of Borrower, (i) Liens with respect to the Real Property Collateral that are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by Agent, (j) with respect to any Real Property that is not part of the Real Property Collateral, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that customarily exist on properties of Persons engaged in similar activities and similarly situated and that in any event do not materially interfere with or impair the use or operation of the Collateral by Borrower or the value of the Lender Group's Lien thereon or therein, or materially interfere with the ordinary conduct of the business of Borrower, and (k) Permitted Mortgages (but only to the extent such Permitted Mortgages do not attach to any of the Core Properties).

                "Permitted Mortgages" means Liens existing on the Petition Date in favor of Persons other than the Agent and covering one or more parcels of the Second Priority Real Estate.

                "Permitted Protest" means the right of Borrower to protest any Lien (other than any such Lien that secures the Obligations), tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien or any state or local tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the books of Borrower in an amount that is reasonably satisfactory to Agent, (b) any such protest is instituted and diligently prosecuted by Borrower in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of the Lender Group in and to the Collateral.

                "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                "Personal Property Collateral" means all Collateral other than the Real Property Collateral.

                "Petition Date" means February 19, 2001, the date Borrower filed a voluntary petition under Chapter 11 of the Bankruptcy Code commencing the Bankruptcy Case.

                "Plan" means any employee benefit plan, program, or arrangement maintained or contributed to by Borrower or with respect to which it may incur liability.

                "Pro-Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the aggregate amount of the Commitments.

                "Real Estate Line Borrowing Base" means, at any date of determination, fifty percent (50%) of the Net Lendable Real Estate Value, less
(i) the sum of $500,000 per month during the term of this Agreement, commencing with the month ending on July 31, 2001 and continuing on the last day of each calendar month thereafter, and (ii) the aggregate net proceeds realized by Borrower from the sale, assignment or other transfer of any Core Properties.

                "Real Property" means any estates or interests(including leasehold interests) in real property now owned or hereafter acquired by Borrower.

                "Real Property Collateral" means all of Borrower's right, title, and interest (whether as owner, lessee, or otherwise) in (i) any owned parcel or parcels of Real Property and the related improvements thereto (including, without limitation, the Core Properties and the Second Priority Real Estate), and (ii) each of the Borrower's leased locations, in either case whether or not identified on Schedule R-1, and any Real Property hereafter acquired by Borrower.

                "Reference Rate" means the variable rate of interest, per annum, most recently announced by Wells Fargo Bank, National Association, or any successor thereto, as its "prime rate," irrespective of whether such announced rate is the best rate available from such financial institution.

                "Reference Rate Loan" means each portion of an Advance that bears interest at a rate determined by reference to the Reference Rate.

                "Reference Rate Margin" means 1.75%.

                "Reference Rate Swing Loan Margin"

                "Renewal Date" has the meaning set forth in Section 3.4.

                "Reportable Event" means any of the events described in Section 4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days notice to the PBGC is waived under applicable regulations.

                "Required Lenders" means, at any time, Agent, together with such other Lenders whose Pro Rata Shares together with Agent aggregate 50.1% or more of the Commitments.

                "Reserve Percentage" means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

                "Reserves" means all (if any) Availability Reserves, Inventory Reserves and any other reserves which may be established in the Agent's Discretion under this Agreement.

                "Retiree Health Plan" means an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA that provides benefits to individuals after termination of their employment, other than as required by
Section 601 of ERISA.

                "Revolving Facility Usage" means, as of any date of determination, the aggregate amount of Advances (including any Swing Loans or Special Real Estate Line Advances) and undrawn or unreimbursed Letters of Credit outstanding.

                "Second Priority Real Estate" means, collectively, each of the parcels of Real Property Collateral identified on Schedule A-2.

                "Settlement" has the meaning set forth in Section 2.1(i)(i).

                "Settlement Date" has the meaning set forth in Section
2.1(i)(i).

                "Special Real Estate Line Advances" has the meaning set forth in
Section 2.2.

                "Special Real Estate Line Limit" means forty million Dollars ($40,000,000).

                "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

                "Swing Lender" means WFRF or any other Lender that, at the request of Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become the Swing Lender hereunder.

                "Swing Loan" has the meaning set forth in Section 2.1(m).

                "Total Commitment" means one hundred million Dollars ($100,000,000), as reduced from time to time in accordance with this Agreement.

                "Voidable Transfer" has the meaning set forth in Section 18.6.

                "WFRF" means Wells Fargo Retail Finance, LLC.

         1.2. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower on a consolidated basis unless the context clearly requires otherwise.

         1.3. BANKRUPTCY CODE. Any terms used in this Agreement which are defined in the Bankruptcy Code shall be construed and defined as set forth in the Bankruptcy Code, unless otherwise defined herein.

         1.4. CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

         1.5. CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by the requisite members of the Lender Group. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

         1.6. SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.       LOAN AND TERMS OF PAYMENT.

         2.1.   REVOLVING ADVANCES; SWING LOANS.

                (a) Subject to the terms and conditions of this Agreement and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, each Lender agrees to make advances (collectively, including the Swing Loans and the Special Real Estate Line Advances, the "Advances") to Borrower in an aggregate amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the least of (i) the Maximum Revolving Amount, less the outstanding balance of all undrawn or unreimbursed Letters of Credit, less the outstanding balance of all Swing Loans, or (ii) the Borrowing Base, less (A) the Adjusted Letter of Credit Usage, less
(B) the aggregate amount of Availability Reserves (without duplication). For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:

                      (y) the lesser of: (1) the sum of (i) seventy percent (70%) of the Cost of Eligible Lawn & Garden Inventory, plus (ii) fifty-five percent (55%) of the Cost of Eligible Live Plants Inventory, plus (iii) sixty percent (60%) of the Cost of Eligible Floral and Crafts Inventory, plus
                      (iv)(a) during Accounting Periods 7-12 of each fiscal year, sixty percent (60%) of the Cost of Eligible Christmas Decoration Inventory, or (b) thirty percent (30%) of the Cost of Eligible Christmas Decoration Inventory during each other Accounting Period of each fiscal year, or (2) eighty-five percent (85%) of the Net Retail Liquidation Value, minus

                      (z) the aggregate amount of Reserves (without duplication), if any, established by Agent under Sections 2.1(b), 6.14 and 10.

                (b) Anything to the contrary in Section 2.1(a) above notwithstanding, Agent may create Reserves against the Borrowing Base (without duplication) or reduce its advance rates based upon Eligible Inventory without declaring an Event of Default (i) for any amount subject to a Permitted Protest,
(ii) for amounts owing to landlords or similar Persons who could assert a statutory lien in respect of any of the Collateral, (iii) as determined by Agent based on noncompliance with the covenants set forth in Section 7.21, and (iv) as determined in the Agent's Discretion.

              (c) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

              (d) Procedure for Borrowing. Each Borrowing shall be made upon Borrower's irrevocable request therefor delivered to Agent (which notice must be received by Agent no later than 11:30 a.m. (Eastern time) on the Funding Date if such advance is for $5,000,000 or less or no later than 11:30 a.m. (Eastern time) on the Business Day immediately preceding the requested Funding Date if such advance is for more than $5,000,000) specifying (i) the amount of the Borrowing; and (ii) the requested Funding Date, which shall be a Business Day.

              (e) Agent's Election. Promptly after receipt of a request for a Borrowing pursuant to Section 2.1(d) in excess of $5,000,000, the Agent may elect, in Agent's discretion, (i) to have the terms of Section 2.1(f) apply to such requested Borrowing, or (ii) to make an Agent Loan pursuant to the terms of
Section 2.1(g) in the amount of the requested Borrowing, or (iii) to request Swing Lender to make a Swing Loan pursuant to the terms of Section 2.1(m) in the amount of the requested Borrowing; provided, however, that if Swing Lender declines in its sole discretion to make a Swing Loan pursuant to Section 2.1(m), Agent shall elect to have the terms of Section 2.1(f) apply to such requested Borrowing. Any requested Borrowing of $5,000,000 or less shall be made as an Agent Loan pursuant to the terms of Section 2.1(g).

              (f)   Making of Advances.

                    (i) In the event that the Agent shall elect to have the terms of this Section 2.1(f) apply to a requested Borrowing in excess of $5,000,000 as described in Section 2.1(e), then promptly after receipt of a request for a Borrowing pursuant to Section 2.1(d), the Agent shall notify the Lenders, not later than 1:00 p.m. (Eastern time) on the Business Day immediately preceding the Funding Date applicable thereto, by telephone and promptly followed by telecopy, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 12:00 p.m. (Eastern time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Advances, upon satisfaction of the applicable conditions precedent set forth in Sections 3.1 and 3.2, the Agent shall make the proceeds of such Advances available to Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Advances received by the Agent to the Designated Deposit Account; provided, however, that, subject to the provisions of Section 2.1(l), the Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance if the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that (A) one or more of the applicable conditions precedent set forth in Sections 3.1 or 3.2 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed the Availability on such Funding Date. No Lender shall provide any such notice unless it believes, in good faith, that such events or conditions have occurred.

                    (ii) Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrower the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lenders Rate for each day during such period. A notice from Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is paid to Agent such payment to Agent shall constitute such Lender's Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not paid to Agent on the Business Day following the Funding Date, Agent will notify Borrower of such failure to fund and, upon demand by Agent, Borrower shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date. Any Lender that fails to make any Advance that it is required to make hereunder on any Funding Date and that has not cured such failure by making such Advance within one Business Day after written demand upon it by Agent to do so, shall constitute a "Defaulting Lender" for purposes of this Agreement until such Advance is made.

                    (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, re-lend to Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Defaulting Lender's Commitment shall be deemed to be zero. This section shall remain effective with respect to such Defaulting Lender until (A) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (B) the requisite non-Defaulting Lenders, Agent, and Borrower shall have waived such Defaulting Lender's default in writing. The operation of this section shall not be construed to increase or otherwise affect the Commitment of any non Defaulting Lender, or relieve or excuse the performance by Borrower of their duties and obligations hereunder.

              (g)   Making of Agent Loans.

                    (i) In the event the Agent shall elect to have the terms of this Section 2.1(g) apply to a requested Borrowing in excess of $5,000,000 as described in Section 2.1(e) or in the event of any requested Borrowing of $5,000,000 or less, Agent shall make an Advance in the amount of such Borrowing (any such Advance made solely by Agent pursuant to this Section 2.1(g) being referred to as an "Agent Loan" and such Advances being referred to collectively as "Agent Loans") available to Borrower on the Funding Date applicable thereto by transferring same day funds to Borrower's Designated Deposit Account. Each Agent Loan is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Advance). Subject to the provisions of Section 2.1(l), the Agent shall not make any Agent Loan if the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that (i) one or more of the applicable conditions precedent set forth in Sections 3.1 or 3.2 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. No Lender shall provide any such notice unless it believes, in good faith, that such events or conditions have occurred. Agent shall not otherwise be required to determine whether the applicable conditions precedent set forth in Sections 3.1 or 3.2 have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Agent Loan.

                    (ii) The Agent Loans shall be secured by the Agent's Liens and shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Obligations pursuant to Section 2.7.

              (h)   Agent Advances.

                    (i) Agent hereby is authorized by Borrower and the Lenders, from time to time in Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default (but without constituting a waiver of such Default or Event of Default), or (2) at any time that any of the other applicable conditions precedent set forth in Section 3.1 or 3.2 have not been satisfied, to make Advances to Borrower on behalf of the Lenders which Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Obligations, or (C) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in
Section 10 (any of the Advances described in this Section 2.1(h) being hereinafter referred to as "Agent Advances"); provided, that Agent shall not make any Agent Advances to Borrower without the consent of the Required Lenders if the amount thereof would exceed $5,000,000 in the aggregate at any one time.

                    (ii) Agent Advances shall be repayable on demand and secured by the Collateral, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to the Obligations pursuant to Section 2.7.

              (i) Settlement. It is agreed that each Lender's funded portion of the Advances is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, the Agent and the Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Advances, the Agent Loans, the Agent Advances and the Swing Loans shall take place on a periodic basis in accordance with the following provisions:

                    (i) The Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) for itself, with respect to each Agent Loan and Agent Advance,
(2) for the Swing Lender, with respect to each Swing Loan, and (3) with respect to Collections received, as to each by notifying the Lenders by telephone and promptly followed by telecopy, or other similar form of transmission, of such requested Settlement, no later than 1:00 p.m. (Eastern time) on the Business Date immediately preceding the date of such requested Settlement (the "Settlement Date"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Agent Loans, Agent Advances and Swing Loans for the period since the prior Settlement Date, the amount of repayments received in such period, and the amounts allocated to each Lender of the principal, interest, fees, and other charges for such period. Subject to the terms and conditions contained herein (including Section 2.1(i)(ii)): (y) if a Lender's balance of the Advances, Agent Loans, Agent Advances and Swing Loans exceeds such Lender's Pro Rata Share of the Advances, Agent Loans, Agent Advances and Swing Loans as of a Settlement Date, then Agent shall by no later than 1:00 p.m (Eastern time) on the Settlement Date transfer in same day funds to the account of such Lender as Lender may designate, an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Agent Loans, Agent Advances and Swing Loans; and (z) if a Lender's balance of the Advances, Agent Loans, Agent Advances and Swing Loans is less than such Lender's Pro Rata Share of the Advances, Agent Loans, Agent Advances and Swing Loans as of a Settlement Date, such Lender shall no later than 1:00 p.m. (Eastern time) on the Settlement Date transfer in same day funds to such account of the Agent as the Agent may designate, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Agent Loans, Agent Advances and Swing Loans. Such amounts made available to the Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Agent Loan, Agent Advance or Swing Loans and, together with the portion of such Agent Loan, Agent Advance or Swing Loan representing WFRF's Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, the Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lenders Rate.

                    (ii) In determining whether a Lender's balance of the Advances, Agent Loans, Agent Advances and Swing Loans is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances, Agent Loans, Agent Advances and Swing Loans as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received by Agent with respect to principal, interest, fees payable by

Borrower and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such Settlement; provided, however, that the closing fee payable by Borrower under
Section 2.12(a) shall be distributed to the Lenders within three Business Days following the Closing Date without regard to the netting of amounts owing to or owed by any Lender as part of a Settlement.

                    (iii) Between Settlement Dates, the Agent, to the extent no Agent Advances or Agent Loans are outstanding, may pay over to WFRF any payments received by the Agent, which in accordance with the terms of the Agreement would be applied to the reduction of the Advances, for application to WFRF's Pro Rata Share of the Advances. If, as of any Settlement Date, Collections received since the then immediately preceding Settlement Date have been applied to WFRF's Pro Rata Share of the Advances other than to Agent Loans or Agent Advances, as provided for in the previous sentence, WFRF shall pay to the Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, the Agent with respect to Agent Loans and Agent Advances, and each Lender with respect to the Advances other than Agent Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by the Agent or the Lenders, as applicable.

              (j) Notation. The Agent shall record on its books the principal amount of the Advances owing to each Lender, including the Agent Loans, Agent Advances and Swing Loans owing to the Agent, and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

              (k) Lenders' Failure to Perform. All Advances (other than Agent Loans, Swing Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advances hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Advances hereunder, and (ii) no failure by any Lender to perform its obligation to make any Advances hereunder shall excuse any other Lender from its obligation to make any Advances hereunder.

              (l) Overadvances. Agent may make voluntary Overadvances without the written consent of the Required Lenders for amounts charged to the applicable Loan Account for interest, fees or Lender Group Expenses pursuant to
Section 2.1(h)(i)(2)(C). If the conditions for borrowing under Section 3.2(d) cannot be fulfilled, the Agent may, but is not obligated to, knowingly and intentionally continue to make Advances (including Agent Loans) to Borrower in its discretion. The Advances and Agent Loans, as applicable, that are made pursuant to this Section 2.1(l) shall be subject to the same terms and conditions as any other Agent Advance or

Agent Loan, as applicable, except that the rate of interest applicable thereto shall be the rates set forth in Section 2.7(c)(i) without regard to the presence or absence of a Default or Event of Default.

         In the event Agent obtains actual knowledge that Revolving Facility Usage exceeds the amount permitted by the preceding paragraph, regardless of the amount of or reason for such excess, Agent shall notify Lenders as soon as practicable (and prior to making any (or any further) intentional Overadvances (except for and excluding amounts charged to the applicable Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and Lenders thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrower intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrower to an amount permitted by the preceding paragraph. In the event any Lender disagrees over the terms of reduction and/or repayment of any Overadvance, the terms of reduction and/or repayment thereof shall be implemented according to the determination of the Required Lenders.

         Each Lender shall be obligated to settle with Agent as provided in
Section 2.1(i) for the amount of such Lender's Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.1(l), and any Overadvances resulting from the charging to the applicable Loan Account of interest, fees, or Lender Group Expenses.

              (m)   Making of Swing Loans.

                    (i) In the event Agent shall elect, with the consent of Swing Lender, as a Lender, to have the terms of this Section 2.1(m) apply to a requested Borrowing as described in Section 2.1(e), Swing Lender as a Lender shall make such Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender as a Lender pursuant to this Section 2.1(m) being referred to as a "Swing Loan" and such Advances being referred to collectively as "Swing Loans") available to Borrower on the Funding Date applicable thereto by transferring immediately available funds to Borrower's Designated Account, provided that in no event shall the aggregate outstanding principal amount of the Swing Loans exceed $15,000,000. Each Swing Loan is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Swing Loan shall be eligible for the LIBOR Option and all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account (and for the account of the holder of any participation interest with respect to such Swing Loan). Subject to the provisions of Section 2.1(m), Agent shall not request Swing Lender as a Lender to make, and Swing Lender as a Lender shall not make, any Swing Loan if Agent has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Swing Loan.

                    (ii) The Swing Loans shall be secured by the Agent's Liens, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

         2.2.   LETTERS OF CREDIT.

                (a) Agreement to Cause Issuance; Amounts; Outside Expiration Date. Subject to the terms and conditions of this Agreement and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, Agent agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by an issuing bank for the account of Borrower. Agent shall have no obligation to issue a Letter of Credit if any of the following would result:

                      (i) the aggregate amount of all undrawn and unreimbursed Letters of Credit would exceed the Borrowing Base less the amount of outstanding Advances (including any Agent Advances and Agent Loans); or

                      (ii) the aggregate amount of all undrawn or unreimbursed Letters of Credit would exceed the lower of: (x) the Maximum Revolving Amount less the amount of outstanding Advances (including any Agent Advances, Agent Loans or Swing Loans), other than the Special Real Estate Line Advances; or (y) fifteen million Dollars ($15,000,000); or

                      (iii) the outstanding Obligations would exceed the Availability. Borrower expressly understands and agrees that Agent shall have no obligation to arrange for the issuance by issuing banks of the letters of credit that are to be the subject of L/C Guarantees. Borrower and the Lender Group acknowledge and agree that certain of the letters of credit that are to be the subject of L/C Guarantees may be outstanding on the Closing Date. Each Letter of Credit shall have an expiry date no later than 60 days prior to the date on which this Agreement is scheduled to terminate under Section 3.4 (without regard to any potential renewal term) and all such Letters of Credit shall be in form and substance acceptable to Agent in its sole discretion. If the Lender Group is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such amount to Agent and, in the absence of such reimbursement, the amount so advanced immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.7.

              (b) Indemnification. Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, including payments made by the Lender Group, expenses, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit, provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense or liability that is caused by the gross negligence or willful misconduct of the Lender Group. Borrower agrees to be bound by the issuing bank's regulations and interpretations of any letters of credit guarantied by the Lender Group and opened to or for Borrower's account or by Agent's interpretations of any Letter of Credit issued by Agent to or for Borrower's account, even though this interpretation may be different from Borrower's own, and Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrower understands that the L/C Guarantees may require the Lender Group to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Guaranty as a result of the Lender Group's indemnification of any such issuing bank.

              (c) Supporting Materials. Borrower hereby authorizes and directs any bank that issues a letter of credit guaranteed by an L/C Guaranty to deliver to Agent all instruments, documents, and other writings and property received by the issuing bank pursuant to such letter of credit, and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with such letter of credit and the related application. Borrower may or may not be the "applicant" or "account party" with respect to such letter of credit.

              (d) Costs of Letters of Credit. Any and all charges, commissions, fees, and costs incurred by Agent relating to the letters of credit guaranteed by an L/C Guaranty shall be considered Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Agent.

              (e) Indemnification. Immediately upon the termination of this Agreement, Borrower agrees to either (i) provide cash collateral to be held by Agent in an amount equal to 102% of the Maximum Revolving Amount of the Lender Group's obligations under outstanding Letters of Credit, or (ii) cause to be delivered to Agent releases of all of the Lender Group's obligations under outstanding Letters of Credit. At Agent's Discretion, any proceeds of Collateral received by Agent after the occurrence and during the continuation of an Event of Default may be held as the cash collateral required by this Section 2.2(e).

              (f) Increased Costs. If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application by any governmental authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any governmental authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

                    (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letters of Credit issued hereunder, or

                    (ii) there shall be imposed on the issuing bank or the Lender Group any other condition regarding any letter of credit, or Letter of Credit, as applicable, issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the issuing bank or the Lender Group of issuing, making, guaranteeing, or maintaining any letter of credit, or Letter of Credit, as applicable, or to reduce the amount receivable in respect thereof by such issuing bank or the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as the issuing bank or Agent may specify to be necessary to compensate the issuing bank or Agent for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate set forth in Section 2.7(a) or (c)(i), as applicable. The determination by the issuing bank or Agent, as the case may be, of any amount due pursuant to this Section 2.2(f), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

              (g)   Participations.

                    (i) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with this Section 2.2, each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in the credit support or enhancement provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit (including, without limitation, all obligations of Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                    (ii) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit and credit support or enhancement provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably by requested by such Lender.

                    (iii) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any credit support or enhancement provided through the Agent with respect to a Letter of Credit, and the obligations of Borrower to make payments to the Agent, for the account of the Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever, including, without limitation, any of the following circumstances:

                           (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                           (B) the existence of any claim, setoff, defense, or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between such Borrower or any other Person and the beneficiary named in any Letter of Credit);

                           (C) any draft, certificate, or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                           (E) the occurrence of any Default or Event of Default.

         2.3.   SPECIAL REAL ESTATE LINE.

                (a) Subject to the terms and conditions of this Agreement and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, each Lender agrees to make special real estate line advances ("Special Real Estate Line Advances") to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Special Real Estate Line Amount, or (ii) the Real Estate Line Borrowing Base, in either instance net of any applicable Availability Reserves, provided that in no event shall a Special Real Estate Line Advance be made if the total outstanding amount of the Obligations, either prior to after giving effect thereto, would exceed the Availability. Each Special Real Estate Line Advance is an Advance hereunder and shall be subject to the terms and conditions applicable to other Advances, except that no such Special Real Estate Line Advance shall be eligible for the LIBOR Option.

                (b) Amounts borrowed pursuant to this Section 2.3 may be repaid and, subject to the terms and conditions of this Agreement and the periodic reductions in the Maximum Special Real Estate Line Amount contemplated hereby, reborrowed at any time during the term of this Agreement. The procedure for any Borrowing under the Special Real Estate Line shall conform with Section 2.1(d).

                (c) The Special Real Estate Line Advances shall be secured by the Agent's Liens, and shall constitute Advances and Obligations hereunder.


         2.4.   RESERVED.

         2.5.   PAYMENTS.

                (a)  Payments by Borrower.

                     (i) All payments to be made by Borrower shall be made without set-off, recoupment, deduction, or counterclaim, except as otherwise required by law. Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent for the account of the Lenders or Agent, as the case may be, at Agent's address set forth in Section 12, and shall be made in immediately available funds, no later than 11:30 a.m. (Eastern time) on the date specified herein. Any payment received by Agent later than 11:30 a.m. (Eastern time), at the option of Agent, shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                     (ii) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                     (iii) Unless Agent receives notice from Borrower prior to the date on which any payment is due to the Lenders that Borrower will not make such payment in full as and when required, Agent may assume that Borrower has made such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower has not made such payment in full to Agent, each Lender shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Reference Rate for each day from the date such amount is distributed to such Lender until the date repaid.

              (b) Apportionment and Application of Payments. Except as otherwise provided with respect to Defaulting Lenders, aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Advances to which such payments relate held by each Lender) and payments of the fees (other than fees designated for Agent's separate account) shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to Agent and all such payments not relating to principal or interest on specific Advances, or not constituting payment of specific fees and all proceeds of Collateral received by Agent, shall be applied, first, to pay any fees or expense reimbursements then due to Agent from Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from Borrower; third, to pay interest due in respect of all Advances, including Agent Loans and Agent Advances; fourth, to pay or prepay principal of Agent Loans and Agent Advances; fifth, ratably to pay principal of the Advances (other than Agent Loans and Agent Advances) and unreimbursed obligations in respect of Letters of Credit; and sixth, ratably to pay any other Obligations due to Agent or any Lender by Borrower. Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.1(i).

         2.6. OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to the Lender Group pursuant to Sections 2.1, 2.2 and 2.3 is greater than either the Dollar or percentage limitations set forth in Sections 2.1 or 2.2 or 2.3 (an "Overadvance"), Borrower immediately shall pay to Agent, in cash, the amount of such excess to be used by Agent to reduce the Obligations pursuant to the terms of Section 2.5(b).

         2.7. INTEREST AND LETTER OF CREDIT FEES: RATES, PAYMENTS, AND CALCULATIONS.

                (a) Interest Rates. Except as provided in Section 2.7(c), (i) all Obligations (except for undrawn Letters of Credit) shall bear interest on the Daily Balance thereof as follows (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, and (ii) otherwise, at a per annum rate equal to the Reference Rate plus the Reference Rate Margin.

                (b) Letter of Credit Fee. Borrower shall pay Agent, for the benefit of the Lender Group, a fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.2(d)) equal to three percent (3.00%) per annum times the aggregate undrawn amount of all Letters of Credit outstanding as of the end of the day.

                (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default, (i) all Obligations (except for undrawn Letters of Credit) shall bear interest on the Daily Balance at a per annum rate equal to three (3) percentage points above the Reference Rate, and (ii) the Letter of Credit fee provided in Section 2.7(b) shall be increased to five (5%) percent per annum times the aggregate undrawn amount of all outstanding Letters of Credit.

                (d) Minimum Interest. In no event shall the rate of interest chargeable hereunder for any day be less than seven (7%) percent per annum. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

                (e) Payments. Interest and Letter of Credit fees payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Borrower hereby authorizes Agent, at its option, without prior notice to Borrower, to charge such interest and Letter of Credit fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.2(d) (as and when accrued or incurred), the fees and charges provided for in Section 2.12 (as and when accrued or incurred), and all installments or other payments due under any Loan Document to the applicable Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

                (f) Computation. The Reference Rate as of the date of this Agreement is eight and one-half (8.5%) percent per annum. In the event the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

              (g) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

         2.8. COLLECTION OF ACCOUNTS.

              (a) Borrower shall, within one Business Day after the Closing Date, instruct all Account Debtors to remit all Collections directly to the Concentration Account via electronic funds transfer (including, but not limited to ACH transfers) on each Business Day. Borrower shall cause all cash received by Borrower at any retail store location to be deposited on a daily basis into a DDA that has received a DDA Notification or, at Agent's option, any other bank account, thereupon to be deposited to or sent by electronic funds transfer (including, but not limited to, ACH transfers) on each Business Day to the Concentration Account; provided, that up to $500 per store location may be retained in such accounts, subject to the Lien of the Agent. In addition, Borrower agrees that all other Collections and other amounts received directly by Borrower from any Account Debtor or any other source immediately upon receipt shall be deposited into any Blocked Account. With respect to each account (other than Blocked Accounts) into which Collections are deposited, as required by
Section 3.3(b), Borrower shall irrevocably authorize and direct in writing, in form and substance satisfactory to Agent, each such bank to send via wire transfer (including, but not limited to, ACH transfers) each Business Day without further instructions by any Person all funds deposited into each such account to the Concentration Account and each such bank shall agree to do so. No DDA Notification or other arrangement contemplated in this Section 2.8(a) shall be modified by Borrower without the prior written consent of Agent. Upon the terms and subject to the conditions set forth in the Concentration Account Agreement, all amounts received in the Concentration Account shall be wired each Business Day into an account (the "Agent's Account") maintained by Agent at a depositary selected by Agent.

              (b) Borrower shall not, and shall not permit any of its Subsidiaries to, open or maintain any deposit account or investment account with any bank or other financial institution other than the Designated Account, the Blocked Accounts and the other accounts listed on Schedule 5.17. All deposit accounts and investment accounts of Borrower and its Subsidiaries are listed on
Schedule 5.17.

         2.9. CREDITING PAYMENTS; APPLICATION OF COLLECTIONS. The receipt of any Collections by Agent (whether from transfers to Agent by the Concentration Account Bank pursuant to the Concentration Account Agreement, or by any other Blocked Account Bank, pursuant to any Blocked Account Agreements, or otherwise) immediately shall be applied provisionally to reduce the Obligations outstanding under
Section 2.1, but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Agent's Account or unless and until such Collection item is honored when presented for payment. From and after the Closing Date, Agent shall be entitled to charge Borrower for one Business Day of "clearance" or "float" at the rate set forth in Section 2.7(a)(i) or Section 2.7(c)(i), as applicable, on all Collections that are received by Agent (regardless of whether forwarded by the Lockbox Banks to Agent, whether provisionally applied to reduce the Obligations under Section 2.1, or otherwise). This across-the-board one Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of the Lender Group's financing of Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Agent, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging two Business Days of interest on such Collections. Should any Collection item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 11:30 a.m. Eastern time. If any Collection item is received into the Agent's Account on a non-Business Day or after 11:30 a.m. Eastern time on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

         2.10. DESIGNATED ACCOUNT. Agent and the Lender Group is authorized to make the Advances and issue the Letters of Credit under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.7(e). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by the Lender Group hereunder. Unless otherwise agreed by Agent and Borrower, any Advance requested by Borrower and made by the Lender Group hereunder shall be made to the Designated Account.

         2.11. MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Agent shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances made by the Lender Group to Borrower or for Borrower's account, including, accrued interest, Lender Group Expenses, and any other payment Obligations of Borrower. In accordance with Section 2.9, the Loan Account will be credited with all payments received by Agent from Borrower or for Borrower's account, including all amounts received in the Agent's Account from any Collection Account Bank or Blocked Account Bank. Agent shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting the Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender Group unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

         2.12. FEES. Borrower shall pay to Agent for the ratable benefit of the Lender Group (except where otherwise indicated) the following fees:

                (a) Fee Letter Fees. All fees set forth in the Fee Letter as and when due under the terms thereof; and

                (b) Financial Examination, Documentation, and Appraisal Fees. For each of the respective sole accounts of Agent and, to the extent any Lenders accompany Agent under Section 4.6, up to three (3) such Lenders: (i) a fee of Seven Hundred Fifty ($750) Dollars per day per examiner, plus out-of-pocket expenses for each financial analysis and examination (i.e., audits) of Borrower performed by personnel employed by Agent and any such Lender; (ii) an appraisal fee of seven hundred fifty ($750) Dollars per day per appraiser, plus out-of-pocket expenses for each appraisal of the Collateral performed by personnel employed by Agent and any such Lender; (iii) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform such financial analyses and examinations (i.e., audits) of Borrower or to appraise the Collateral; and (iv) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to appraise the Collateral provided that if no Event of Default has occurred and is continuing, Borrower shall not be responsible for the costs of more than four (4) financial audits and four (4) Collateral appraisals per fiscal year.

         2.13.  LIBOR OPTION.

                (a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrower shall have the option (the "LIBOR Option") to have interest on all or a portion of the Advances (other than the Swing Loans and Special Real Estate Line Advances, for which there is no LIBOR Option) be charged at the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the occurrence of an Event of Default in consequence of which the Required Lenders or Agent on behalf thereof elect to accelerate the maturity of the Obligations, (iii) termination of this Agreement pursuant to the terms hereof, or (iv) the first day of each month that such LIBOR Rate Loan is outstanding. On the last day of each applicable Interest Period, unless Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that a Default or Event of Default has occurred and is continuing, Borrower no longer shall have the option to request that Advances bear interest at the LIBOR Rate and Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

                (b)   LIBOR Election.

                      (i) Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of Borrower's election of the

LIBOR Option for a permitted portion of the Advances or the Term Loan and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (California time) on the same day. Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the Lenders.

                      (ii) Each LIBOR Notice shall be irrevocable and binding on Borrower. In connection with each LIBOR Rate Loan, Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense incurred by Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "Funding Losses"). Funding Losses shall, with respect to Agent or any Lender, be deemed to equal the amount determined by Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert, or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Agent or a Lender delivered to Borrower setting forth any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error.

                      (iii) Borrower shall have not more than eight (8) LIBOR Rate Loans in effect at any given time. Borrower only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $500,000 in excess thereof.

              (c) Prepayments. Borrower may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Collections in accordance with Section 2.4(b) upon conversion by Agent, in accordance with Section 2.13 or for any other reason, including early termination of the term of this Agreement or acceleration of the Obligations pursuant to the terms hereof, Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with clause (b)(ii) above.

              (d)   Special Provisions Applicable to LIBOR Rate.

                    (i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such

Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (b)(ii) above).

                    (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or commercially impracticable for such Lender to fund or maintain LIBOR Advances or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrower and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrower shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or commercially impracticable to do so.

              (e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

         2.14. CAPITAL REQUIREMENTS. If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request, or directive of any such entity regarding capital adequacy (whether or not having the force of law), the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrower and Agent thereof. Following receipt of such notice, Borrower agrees to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

3.      CONDITIONS; TERM OF AGREEMENT.

        3.1. CONDITIONS PRECEDENT TO THE INITIAL ADVANCE AND ISSUANCE OF THE INITIAL LETTER OF CREDIT. The obligation of the Lender Group to make the initial Advance and to issue the initial Letter of Credit is subject to the fulfillment, to the satisfaction of Agent and its counsel, of each of the following conditions on or before the Closing Date:

              (a)   the Closing Date shall occur on or before March 10, 2001;

              (b) Agent shall have received satisfactory results of background checks on Borrower's key management personnel;

              (c) Agent shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    (i)   the Disbursement Letter;

                    (ii) the Pay-Off Letter, together with UCC termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrower;

                    (iii) the Intellectual Property Security Agreement;

                    (iv) the Parent Guaranty and the Parent Pledge and Security Agreement;

                    (v)   the Fee Letter;

                    (vi)  this Agreement; and

              (d) Agent shall have received a certificate from the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party and authorizing specific officers of Borrower to execute the same, and a similar certificate from the Secretary of Parent Guarantor authorizing the execution, delivery and performance of the Parent Guaranty and Parent Pledge and Security Agreement.


              (e) Agent shall have received copies of Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

              (f) Agent shall have received a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

              (g) Agent shall have received certificates of status with respect to Borrower, each dated within 15 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Borrower is in good standing in such jurisdictions;

              (h) Agent shall have received satisfactory evidence that Borrower has requested certificates of status with respect to Borrower to be issued by the appropriate officer of the jurisdictions where Borrower is required to file a state or local tax return, which certificates shall indicate that Borrower is in tax good standing in such jurisdictions (collectively, the "Tax Good Standing Certificates");

              (i)   Agent shall have received a certificate of insurance,

together with the endorsements thereto, as are required by Section 6.9, the form and substance of which shall be satisfactory to Agent and its counsel;

              (j) Agent shall have received an opinion of Borrower's counsel in form and substance satisfactory to Agent in its sole discretion;

              (k) Agent shall have received proof of the mailing, to each depository institution with which any DDA is maintained, of notification (in form satisfactory to Agent) of the Lender Group's interest in such DDA (each, a "DDA Notification") or shall have received properly addressed DDA Notifications executed by Borrower for each such depository institution and been authorized by Borrower to deliver the notifications thereto;

              (l) Borrower shall have Availability of not less than ten million Dollars ($10,000,000), after taking into account the initial Advances (in an aggregate amount sufficient to pay in full all obligations owing to Existing Lender) and the issuance of any Letters of Credit on the Closing Date;

              (m) Agent shall have received satisfactory evidence that all tax returns required to be filed by Borrower have been timely filed and all taxes upon Borrower or its properties, assets, income, and franchises (including real property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

              (n) All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent and its counsel;

              (o) The Interim Bankruptcy Court Order shall have been Entered and the Agent shall have received a file stamped copy of same together with an acceptable debtor in possession weekly budget for the thirteen (13) weeks following the Petition Date;

              (p)   No order shall have been entered or requested by any Person
(i) for appointment of a trustee or examiner, or (ii) to convert the Bankruptcy Case to Chapter 7 or to dismiss the Bankruptcy Case;

              (q) All obligations (including principal, accrued interest and fees) owing to the Existing Lender shall have been paid (or cash collateralized) in full with the proceeds of the initial Advances and the commitments of the Existing Lender under the Prepetition Loan and Security Agreement shall have been terminated;

              (r) The Agent shall have received all "first day" pleadings in connection with the Bankruptcy Case, and been satisfied with all such pleadings which would have a material effect on the Lenders, including, without limitation, any pleadings concerning the payment of pre-petition claims of any Persons; and

              (s) The Agent shall have received an appraisal of the Net Lendable Real Estate Value.


         3.2. CONDITIONS PRECEDENT TO ALL ADVANCES AND ALL LETTERS OF CREDIT. The following shall be conditions precedent to all Advances and all Letters of Credit hereunder:

              (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

              (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

              (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any governmental authority against Borrower, the Lender Group or any of their Affiliates;

              (d) the amount of any requested Advance or Letter of Credit shall not exceed Availability at such time; and

              (e) the Interim Bankruptcy Court Order (if the Final Bankruptcy Court Order is not Entered) or the Final Bankruptcy Court Order, as the case may be, in form and substance satisfactory to the Agent, shall be in full force and effect and shall not have been reversed, stayed, modified or amended, except for such modifications and amendments mutually agreed to by Borrower and Agent.

         3.3. CONDITIONS SUBSEQUENT. As a condition subsequent to the initial funding hereunder, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

                (a) within 5 Business Days of the Closing Date, file with the Bankruptcy Court a motion to assume the Hilco Agreement pursuant to Section 365 of the Bankruptcy Code;

                (b) within 20 days of the Closing Date, deliver to Agent (i) the executed Credit Card Agreements, and (ii) the executed Concentration Account Agreement, the form and substance of which, in each case, shall be satisfactory to Agent and its counsel;

                (c) within 14 days of the Closing Date, provide evidence to Agent that Borrower has irrevocably authorized and directed each depository institution holding an account into which Collections are deposited, and each such depository institution has agreed, to send via wire transfer each Business Day all funds deposited into such accounts (subject to the provision in Section 2.8) to the Concentration Account without further instructions by any Person.

                (d) within 45 days of the Closing Date, deliver to Agent the certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.9, the form and substance of which shall be satisfactory to Agent and its counsel;

                (e) use its best efforts to obtain within 30 days of the Closing Date Collateral Access Agreements, in form and substance acceptable to Agent, for any distribution centers, regional headquarters, warehouses or other facilities where Inventory is stored, handled or processed or the Borrower's Books are maintained, store locations for which such Collateral Access Agreements were not obtained as of the Closing Date (Borrower acknowledges that the failure to obtain any such agreements will result in the creation or maintenance (as the case may be) of a reserve as set forth in the definition of "Availability Reserves"); and

                (f) Within 60 days after the Closing Date: Agent shall have received (i) searches reflecting the filing of its financing statements and fixture filings, (ii) mortgagee title insurance policies (or marked commitments to issue the same) for each of the Core Properties, issued by a title insurance company satisfactory to Agent (each a "Mortgage Policy" and, collectively, the "Mortgage Policies") in amounts satisfactory to Agent assuring Agent that the Mortgages on such parcels of Real Property Collateral are valid and enforceable first priority mortgage Liens on such Real Property Collateral free and clear of all defects and encumbrances except Permitted Liens, and the Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to Agent; and
(iii) a phase-I environmental report and a real estate survey shall have been completed with respect to each of the Core Properties and copies thereof delivered to Agent (or Agent shall have received a reliance letter addressed to it in respect of a report completed within one (1) year prior to the Closing
Date), and the environmental consultants and surveyors retained for such reports or surveys, the scope and dates of completion of the reports or surveys, and the results thereof shall be acceptable to Agent in Agent's Discretion.

         3.4. TERM. This Agreement shall become effective upon the execution and delivery hereof by Borrower and the Lender Group and shall continue in full force and effect for a term ending on the date (the "Maturity Date") that is the earlier of: (a) two (2) years from the Closing Date or (b) the effective date of a plan of reorganization in the Bankruptcy Case. The foregoing notwithstanding, Agent (on behalf of the Lender Group) shall have the right to terminate the Lender Group's obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

         3.5. EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to any outstanding Letters of Credit) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and the Lender Group's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and the Lender Group's obligation to provide additional credit hereunder is terminated.

         3.6. EARLY TERMINATION BY BORROWER. The provisions of Section 3.4 that allow termination of this Agreement by Borrower only on the Maturity Date notwithstanding, Borrower has the option, at any time upon 90 days' prior written notice to Agent, to terminate this Agreement by paying to Agent (for the ratable benefit of the Lender Group), in cash, the Obligations (including an amount equal to 102% of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") equal to (a) the Total Commitment times one (1%) percent if such termination is effective on or before the Maturity Date or any extension thereof by the Lenders, except such Early Termination Premium shall be $0 if the termination is in connection with effective date of a plan of reorganization of the Borrower occurring on or before the first anniversary of the Closing Date.

         3.7. TERMINATION UPON EVENT OF DEFAULT. If the Lender Group terminates this Agreement upon the occurrence of an Event of Default prior to the Maturity Date, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of the Lender Group's lost profits as a result thereof, Borrower shall pay, in addition to all other Obligations due hereunder, to Agent (for the ratable benefit of the Lender Group) upon the effective date of such termination, a premium in an amount equal to the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by the Lender Group as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Early Termination Premium provided for in this Section 3.7 shall be deemed included in the Obligations.

4.       CREATION OF SECURITY INTEREST.


         4.1.   GRANT OF SECURITY INTEREST.

                (a) Borrower hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all currently existing and hereafter acquired or arising Personal Property Collateral and Real Property Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. The security interests of Agent for the benefit of the Lender Group in the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of the Lender Group or Borrower. This grant of a security interest shall continue in full force and effect applicable to all Obligations until all Obligations have been paid and/or satisfied in full and the security interest granted herein is specifically terminated in writing by a duly authorized officer of the Agent. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for the sale of Inventory to buyers in the ordinary course of business, Borrower has no authority, express or implied, to dispose of any item or portion of the Personal Property Collateral or the Real Property Collateral, and, in the event that Borrower obtains authority to sell any Collateral utilizing any agent, such engagement shall be on terms, including, without limitation, bidding procedures and on agreement acceptable to Agent.

         (b) Leasehold Interests.

                  (i) Borrower hereby grants to Agent, for the benefit of the Lender Group, without further order of the Bankruptcy Court, a security interest in, collateral assignment of, and mortgage upon all of the Borrower's Leasehold Interests to secure all Obligations. The Borrower agrees to execute and deliver to Agent, upon the request of Agent, one or more leasehold mortgages which are acceptable to Lender and its counsel with respect to Borrower's Leasehold Interests, duly executed and acknowledged on behalf of the Borrower and in proper form for recording in the appropriate land records with the appropriate county or municipal filing officer ("Leasehold Mortgages"), together with any UCC-1 Financing Statements covering any ancillary security interest granted under any of the Leasehold Mortgages, and has provided herewith full legal descriptions, including the identity of each fee owner, of each Leasehold Interest.

                  (ii) Borrower represents and covenants to the Agent and the Lender Group and shall, as of the date hereof and until the Borrower has indefeasibly paid and satisfied in full any and all of the Obligations, fully comply with each of the following terms and conditions:

                           (A) Except to the extent provided in any lease thereof or, as of the Petition Date, there existed a valid, unavoidable statutory or state law lien in favor of any Landlord, each Leasehold Interest is and shall at all times be free and clear of all liens, claims and encumbrances of any nature or description and no other creditor of the Estate (secured or unsecured), shall be entitled to encumber the Leasehold Interests without the written consent of Agent.

                           (B) The security interest and mortgage upon the Leasehold Interest granted to Agent is and shall be subordinate, where applicable, only to the liens or mortgages granted by the owner of the fee and any other Encumbrance which, pursuant to the terms of the Borrowing Order, is accorded priority ahead of the liens of the Agent under the Loan Documents;

                           (C) Except: (x) for those Leasehold Interests which, with Agent's consent, Borrower has voluntarily closed and/or are the subject of a motion filed by Borrower before the Bankruptcy Court seeking to reject, terminate or modify Borrower's Leasehold Interest, (y) where Agent otherwise consents and/or (z) for amounts the validity of which is being contested in good faith by the Borrower and for which reserves may be established at any time by Agent as provided herein in respect of the amounts due or amounts which may become due from Borrower to such owners or lessors, Borrower is and shall remain current in the payment of all rent and additional rent accruing on and after the Petition Date, including, without limitation, taxes, insurance, and other charges or amounts due each of owner and/or lessor as provided for in each Leasehold Interest, as well as in compliance with all other terms of each Leasehold interest,

                  (iv) Borrower shall pay all fees and expenses associated with any recordation of the Leasehold Mortgages, including, without limitation, reasonable attorney's fees and legal expenses incurred by Agent's retention of local real estate counsel, if necessary.

         4.2. NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower, immediately upon receipt thereof, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

         4.3. COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time, Agent or Agent's designee may (a) notify customers or Account Debtors of Borrower that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Agent for the benefit of the Lender Group or that Agent for the benefit of the Lender Group has a security interest therein, and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to the Loan Account. Borrower agrees that it will hold in trust for the Lender Group, as the Lender Group's trustee, any Collections that it receives and immediately will deliver said Collections to Agent in their original form as received by Borrower.

         4.4. DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Agent, Borrower shall execute and deliver to Agent all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, control agreements, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Agent reasonably may request, in form satisfactory to Agent, to perfect and continue perfected the Agent's Liens in the

Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

         4.5. POWER OF ATTORNEY. Borrower hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of Borrower on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse Borrower's name on any Collection item that may come into the Lender Group's possession,
(e) at any time that an Event of Default has occurred and is continuing or the Lender Group deems itself insecure, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Agent, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower, (f) at any time that an Event of Default has occurred and is continuing or the Lender Group deems itself insecure, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) at any time that an Event of Default has occurred and is continuing or Agent deems itself insecure, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as Borrower's attorney, and each and every one of Agent's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group's obligation to extend credit hereunder is terminated.

         4.6. RIGHT TO INSPECT; INVENTORIES, APPRAISALS, AUDITS. Agent (through any of its officers, employees, or agents), and together with any Lender that so elects shall have the right, from time to time hereafter to inspect Borrower's Books and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral. Without limiting the generality of the foregoing:

                  (a) Agent, at the expense of Borrower, may participate in and/or observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of Borrower.

                  (b) Agent may, from time to time, obtain or conduct (in all events, at Borrower's expense) financial or SKU based physical counts and/or inventories of the Collateral, conducted by such inventory takers as are satisfactory to Agent and following such methodology as may be required by Agent each of which physical counts and/or financial or SKU based inventories shall be observed by Borrower's accountants, provided, that, (1) if no Event of Default has occurred and is continuing, and (2) Borrower continues to perform a "cycle count" of its Inventory in accordance with its historical practices, Borrower shall be required to conduct only one fiscal year-end physical count and/or inventory of the Collateral located at all of

Borrower's locations, provided, further, that Agent may obtain or conduct (in all events, at Borrower's expense) more frequent physical counts and/or inventories of the Collateral located at store locations with a higher rate of shrinkage than the average rate of shrinkage at all of Borrower's store locations (such shrinkage rates to be determined as of the last completed full physical count). The draft or unaudited results of all inventories or counts shall be furnished to Agent within 5 business days of the taking of such inventories or counts. Borrower agrees that Lender shall have the right to receive directly from the inventory taker the unaudited or draft results of any such inventory or audit.

                  (c) Agent may, from time to time, but not less often than semi-annually, obtain or conduct (in all events, at Borrower's expense) appraisals conducted by such appraisers as are satisfactory to Agent.

                  (d) Agent contemplates conducting four (4) commercial finance audits per fiscal year (in each event, at the Borrower's expense) of Borrower's books and records.

                  (e) Agent from time to time (in all events, at Borrower's expense) may undertake "mystery shopping" (so-called) visits to all or any of Borrower's business premises. Agent shall provide Borrower with a copy of any non-company confidential results of such mystery shopping upon Borrower's written request.

5. REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lender Group to enter into this Agreement, Borrower makes the following representations and warranties, which shall be true, correct, and complete in all respects as of the date hereof, and shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance and the issuance of each Letter of Credit thereafter, as though made on and as of the date of such Advance or, Letter of Credit (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

         5.1. NO ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens. Agent's Liens on each of the Core Properties are valid and enforceable first priority Liens on such Real Property, subject only to Permitted Liens

         5.2. RESERVED.

         5.3. ELIGIBLE INVENTORY. All Eligible Inventory is of good and merchantable quality, free from defects.

         5.4. EQUIPMENT. All of the Equipment is used or held for use in Borrower's business and is fit for such purposes, ordinary wear and tear excepted.

         5.5. LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Agent's prior written consent) and are located only at the locations identified on Schedule 6.11 or otherwise permitted by Section 6.11.

         5.6. INVENTORY RECORDS. Borrower keeps correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and Borrower's Cost therefor.

         5.7. LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 38-1561374.

         5.8. DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

                  (a) Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified reasonably could be expected to cause a Material Adverse Change.

                  (b) Set forth on Schedule 5.8, is a complete and accurate list of Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their incorporation; (ii) the number of shares of each class of common and preferred stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding capital stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

                  (c) Except as set forth on Schedule 5.8, no capital stock (or any securities, instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of any direct or indirect Subsidiary of Borrower is subject to the issuance of any security, instrument, warrant, option, purchase right, conversion or exchange right, call, commitment or claim of any right, title, or interest therein or thereto.

         5.9. DUE AUTHORIZATION; NO CONFLICT.

                  (a) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

                  (b) Subject to the entry of the Interim Bankruptcy Court Order, the execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation (including Regulations T, U, and X of the Federal Reserve Board) applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than

Permitted Liens, or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of Borrower.

                  (c) Other than entry of the Funding Orders and the filing of appropriate financing statements, fixture filings, and mortgages, the execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any federal, state, foreign, or other Governmental Authority or other Person.

                  (d) This Agreement and the Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower, subject to the entry of the Funding Orders will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                  (e) The Agent's Liens granted by Borrower in and to its properties and assets pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

         5.10. LITIGATION. Other than the Bankruptcy Case, there are no actions or proceedings pending by or against Borrower before any court or administrative agency and Borrower does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower or any guarantor of the Obligations, except for: (a) ongoing collection matters in which Borrower is the plaintiff; (b) matters disclosed on Schedule 5.10; (c) matters arising after the date hereof that, if decided adversely to Borrower, would not cause a Material Adverse Change; and (d) actions or other proceedings that are stayed under
Section 362(a) of the Bankruptcy Code.

         5.11. NO MATERIAL ADVERSE CHANGE. All financial statements relating to Borrower, Parent Guarantor or any other guarantor of the Obligations that have been delivered by Borrower to the Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present Borrower's (or such guarantor's, as applicable) financial condition as of the date thereof and Borrower's and Parent Guarantor's results of operations for the period then ended. Except for the commencement of the Bankruptcy Case, there has not been a Material Adverse Change with respect to Borrower or Parent Guarantor (or such other guarantor, as applicable) since the Closing Date.

         5.12. RESERVED.

         5.13. EMPLOYEE BENEFITS. None of Borrower, any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan, other than those listed on Schedule 5.13. Borrower, each of its Subsidiaries and each ERISA Affiliate have satisfied the minimum funding standards of ERISA and the IRC with respect to each Benefit Plan to which it is obligated to contribute. No ERISA Event has occurred nor has any other event occurred that may result in an ERISA Event that reasonably could be expected to result in a Material Adverse

Change. None of Borrower or its Subsidiaries, any ERISA Affiliate, or any fiduciary of any Plan is subject to any direct or indirect liability with respect to any Plan under any applicable law, treaty, rule, regulation, or agreement. None of Borrower or its Subsidiaries or any ERISA Affiliate is required to provide security to any Plan under Section 401(a)(29) of the IRC.

         5.14. ENVIRONMENTAL CONDITION. None of Borrower's properties or assets has ever been used by Borrower or, to the best of Borrower's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials. None of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, or a candidate for closure pursuant to any environmental protection statute. No Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned or operated by Borrower. Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

         5.15. LICENSES. Each license, distributorship, franchise, and similar agreement issued to, or to which Borrower is a party is in full force and effect. No party to any such license or agreement is in default or violation thereof. Borrower has not received any notice or threat of cancellation of any such license or agreement.

         5.16. LEASES. Schedule 5.16, is a schedule of all presently effective Leases and Capital Leases. Each of such Leases and Capital Leases is in full force and effect. The Borrower hereby authorizes Agent at any time and from time to time to contact any of Borrower's landlords in order to confirm Borrower's continued compliance with the terms and conditions of the Lease(s) between Borrower and that landlord and to discuss such issues, concerning Borrower's occupancy under such Lease(s), as Agent may determine.

         5.17. DDAS.

                  (a) Schedule 5.17 sets forth all present DDAs, and includes, with respect to each depository (i) the name and address of that depository;
(ii) the account number(s) of the account(s) maintained with such depository;
(iii) a contact person at such depository; and (iv) the telephone number of the contact person.

                  (b) Borrower will not establish any DDA hereafter unless Borrower, contemporaneous with such establishment, delivers to Agent an agreement (in form satisfactory to Agent) executed on behalf of the depository with which such DDA is being established.

         5.18. CREDIT CARD RECEIPTS. Schedule 5.18 sets forth all arrangements to which Borrower is a party with respect to the payment to Borrower of the proceeds of all credit card charges for sales by Borrower and all such proceeds are paid directly to the Concentration Account. Borrower shall not attempt to change any direction or designation regarding payment of charges without the prior written consent of Agent.

         5.19. PACA. Borrower does not, in the ordinary course of its business, deal in any material amount of goods within the scope of PACA, and has not received notice from any supplier that such supplier intends to preserve against Borrower the benefit of the statutory trust created by PACA in respect of any claim for an unpaid invoice in excess of $50,000.

6. AFFIRMATIVE COVENANTS.

         Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower shall do all of the following:

         6.1. ACCOUNTING SYSTEM. Maintain a standard and modern system of accounting that enables Borrower to produce financial statements in accordance with GAAP, and maintain records pertaining to the Collateral that contain information as from time to time may be requested by Agent. Borrower also shall keep a modern inventory reporting system that shows accurate current stock, cost and sales records of Inventory, that accurately and sufficiently itemizes and describes the kinds, types and quantities of Inventory and the cost and selling prices thereof, and that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

         6.2. COLLATERAL AND FINANCIAL REPORTING. Provide Agent, or such other party as Agent shall designate with the following documents at the following times in form satisfactory to Agent in Agent's Discretion (it being understood that such reports shall take into account Department 999):

                  (a) Borrowing Base Certificate. Borrower shall provide to Agent, on each Business Day, a Borrowing Base Certificate (in the form of
Exhibit 6.2, as such form may be revised from time to time by Agent). Such Certificate may be sent to Agent by facsimile transmission, provided that, upon request by Agent, the original thereof is forwarded to Agent on the date of such transmission. No adjustments to the Borrowing Base Certificate may be made without supporting documentation and such other documentation as may be requested by Agent from time to time.

                  (b) Weekly Reports. Weekly, not later than Wednesday for the immediately preceding fiscal week:

                           (i) a daily sales report per store for all of
Borrower's stores;

                           (ii) a rolling thirteen week cash flow report for the
period ending during such preceding fiscal week; and

                           (iii) a report detailing any alleged claims or Liens
under PACA.

                  (c) Accounting Periods.

                           (i) Monthly, Borrower shall provide to Agent (each in
such form as Agent from time to time may specify) within 15 days of the end of each Accounting Period for the immediately preceding Accounting Period:

                                    (A)      an inventory cost ledger report by
                                             department (prepared using
                                             Borrower's "JDA" system);

                                    (B)      an inventory report by store
                                             (prepared using Borrower's "JDA"
                                             system);

                                    (C)      an inventory certificate in Agent's
                                             format;

                                    (D)      a cash requirements report (by due
                                             date) with Aging Analysis Form in
                                             Agent's format;

                                    (E)      a rent, tax and insurance
                                             compliance certificate;

                                    (F)      an open to buy report; and

                                    (G)      on order reporting.

                           (ii) Monthly, Borrower shall provide to Agent (each
in such form as Agent from time to time may specify), within 30 days of the end of each Accounting Period for the immediately preceding Accounting Period:

                                    (A)      a reconciliation of the stock
                                             ledger to general ledger and the
                                             calculation of Availability;

                                    (B)      financial statements including
                                             balance sheet, income statement
                                             (consolidated and by store), cash
                                             flow report and comparison of same
                                             store sales;

                                    (C)      statement of store activity in
                                             Agent's format; and

                                    (D)      officer's compliance certificate in
                                             Agent's format.

                           (iii) For purposes of Section 6.2(c), above, the
first "Accounting Period" in respect of which the items required by that Section shall be provided shall be Accounting Period 1, 2001.

                  (d) Quarterly Reports. Quarterly, within 45 days following the end of each of Borrower's fiscal quarters, Borrower shall provide to Agent an original counterpart of a management prepared financial statement of Borrower and its Subsidiaries, on a consolidated and consolidating basis, for the period from the beginning of Borrower's and its Subsidiaries' then current fiscal year through the end of the subject quarter, with comparative information for the same period of the previous fiscal year, which statement shall include, at a minimum, a balance sheet, income statement (on a store specific and on a "consolidated" basis), statement of changes in shareholders' equity, and cash flow report and comparisons for the corresponding quarter of the then immediately previous year, as well as to the Business Plan.

                  (e) Annual Reports.

                           (i) In addition to the monthly reports required under
this Section 6.2 annually, within 100 days following the end of Borrower's and its Subsidiaries' fiscal year, Borrower shall deliver to Agent an original signed counterpart of Borrower's and its Subsidiaries' annual financial statement, on a consolidated and consolidating basis, which statement shall have been audited by, and bear the unqualified opinion of Borrower's independent certified public accountants reasonably acceptable to Agent (i.e. said statement shall be "certified" by such accountants) certifying that such statements have been prepared in accordance with GAAP and without any explanatory paragraphs or other qualifying paragraphs, together with (x) a certificate of such accountants addressed to Agent stating that such accountants do not have knowledge of the existence of any Default or Event of Default, and (y) a copy of such accountant's letter to management. Such annual statement shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, profit and loss statement, income statement of changes in shareholders' equity, and cash flows. Borrower shall provide an interim draft of such financial statements within 60 days after year-end, inclusive of subsequent periods, until the year-end statements are finalized. Together with the above, Borrower also shall deliver to Agent Borrower's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by Borrower with the Securities and Exchange Commission as soon as the same are filed, any press releases of Borrower, and any other information that is provided by Borrower to its shareholders, and any other report reasonably requested by Agent relating to the financial condition of Borrower and its Subsidiaries. Within five (5) Business Days of the Closing Date, Borrower shall have issued written instructions to its independent certified public accountants authorizing them to communicate with Agent and to release to Agent whatever financial information concerning Borrower that Agent may request. Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Agent, at Borrower's expense, copies of Borrower's and its Subsidiaries' financial statements, papers related thereto, and other accounting records of any nature in their possession and to disclose to Agent any information they may have regarding Borrower's and its Subsidiaries' business affairs and financial condition.

                           (ii) Each annual statement shall be accompanied by
such accountant's certificate indicating that in the course of the regular audit of the Borrower's business, such accountant has obtained no knowledge that an Event of Default has occurred and is continuing.

                           (iii) Borrower hereby acknowledges that the Lender
Group relied upon Borrower's audited financial statements for the fiscal year ended January 31, 2000 in extending credit to Borrower.

                  (f) Officers' Certificates. Borrower shall cause Borrower's chief accounting officer to provide a Compliance Certificate with those monthly, quarterly, and annual statements to be furnished pursuant to this Agreement, which Compliance Certificate shall:

                           (i) indicate that the subject statement was prepared
in accordance with GAAP consistently applied, and presents fairly the financial condition of Borrower and its Subsidiaries at the close of, and the results of Borrower's and its Subsidiaries' operations and cash flows for, the period(s) covered, subject, however (with the exception of the certificate which accompanies such annual statement) to usual year end adjustments;

                           (ii) indicate either that (i) no Default or Event of
Default has occurred or (ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by Borrower to be taken on account thereof;

                           (iii) include calculations concerning Borrower's
compliance (or failure to comply) at the date of the subject statement with the covenant included in Sections 7.20 through 7.22;

                           (iv) indicate that all post-petition rent and
additional rent has been paid or if not paid exceptions to be broken down by store locations; and

                           (v) indicate that premiums for insurance required
under Section 6.9 have or have not been paid.

                  (g) Bankruptcy Documents. Borrower shall promptly provide or cause to be provided to Agent:

                           (i) Copies of all pleadings, motions, applications,
plans, disclosure statements, schedules, reports, financial information and other materials and documents filed or received by Borrower in connection with the Bankruptcy Case promptly following Borrower's filing or receipt thereof, and

                           (ii) Copies of all written reports given by the
Borrower to the Office of the United States Trustee and of all material written reports given by the Borrower to any official or unofficial committee in the Bankruptcy Case promptly after the sending thereof.

                  (h) Additional Financial Information.

                           (i) In addition to all other information required to
be provided pursuant to this Section 6.2, Borrower promptly shall provide to Agent such other and additional information concerning Borrower, any Subsidiary of Borrower, and any guarantor of the Obligations, the Collateral (and other collateral securing repayment of the Obligations), the operation of Borrower's and its Subsidiaries' business, and Borrower's and its Subsidiaries' financial condition, including original counterparts of financial reports and statements, as Agent may from time to time reasonably request from Borrower.

                           (ii) Borrower may provide Agent, from time to time
hereafter, with updated Business Plans. In all events, Borrower, not later than 60 days prior to the end of each of Borrower's fiscal years, shall deliver to agent an updated and extended Business Plan which shall go out at least through the end of the then next fiscal year and the final Business Plan within 15 days of the end of Borrower's fiscal year. In each event, such updated and extended Business Plans shall be provided in the same form as that provided to and approved by Borrower's Board of Directors and reasonably satisfactory to Agent.

                  (i) Electronic Reporting. At Agent's option, all information and reports required to be submitted to Agent by Borrower, to the extent practicable, shall be transmitted electronically pursuant to an electronic transmitting reporting system and shall be in a record layout format designated by Agent from time to time.

         6.3. TAX RETURNS. Deliver to Agent copies of each of Borrower's future federal income tax returns, and any amendments thereto, within 30 days of the filing thereof with the Internal Revenue Service.

         6.4. GUARANTOR REPORTS. Cause Parent Guarantor and any other guarantor of any of the Obligations to deliver its annual financial statements at the time when Borrower provides its audited financial statements to Agent and copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

         6.5. RETURNS. Cause returns and allowances, if any, as between Borrower and its Account Debtors to be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. If any Account Debtor of Borrower returns any Inventory to Borrower, if Borrower accepts such return, Borrower shall issue a credit memorandum in the appropriate amount to such Account Debtor.

         6.6. TITLE TO EQUIPMENT. Upon Agent's reasonable request, Borrower immediately shall deliver to Agent, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of Equipment.

         6.7. MAINTENANCE OF EQUIPMENT. Maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Other than those items of Equipment that constitute fixtures on the Closing Date, Borrower shall not permit any item of Equipment (other than trade fixtures) to become a fixture or an accession to real estate on any real property other than the Core Properties, and such Equipment shall at all times remain personal property.

         6.8. TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its property to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Agent, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that Borrower has made such payments or deposits.

         6.9. INSURANCE.

                  (a) At its expense, keep the Personal Property Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Borrower also shall maintain business interruption, public liability, product liability, and property damage insurance relating to Borrower's ownership and use of the Personal Property Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation.

                  (b) At its expense, obtain and maintain (i) insurance of the type necessary to insure the Improvements and Chattels (as such terms are defined in the Mortgages), for the full replacement cost thereof, against any loss by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, vehicle damage, earthquakes, elevator collision, and other risks from time to time included under "extended coverage" policies, in such amounts as Agent may require, but in any event in amounts sufficient to prevent Borrower from becoming a co-insurer under such policies, (ii) combined single limit bodily injury and property damages insurance against any loss, liability, or damages on, about, or relating to each parcel of Real Property Collateral, in an amount of not less than $2,000,000; (iii) business rental insurance covering annual receipts for a 12 month period for each parcel of Real Property Collateral; and
(iv) insurance for such other risks as Agent may require. Replacement costs, at Agent's option, may be redetermined by an insurance appraiser, satisfactory to Agent, not more frequently than once every 12 months at Borrower's cost.

                  (c) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Agent. All insurance required herein shall be written by companies which are authorized to do insurance business in the State of California. All hazard insurance and such other insurance as Agent shall specify, shall contain a Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Agent, showing Agent (for the ratable benefit of the Lenders) as loss payee thereof, as its interests may appear, and shall contain a waiver of warranties. Every policy of insurance referred to in this Section 6.9 shall contain an agreement by the insurer that it will not cancel such policy except after 30 days prior written notice to Agent (for the ratable benefit of the Lenders) and that any loss payable thereunder shall be payable notwithstanding any act or negligence of Borrower or the Lender Group which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) occupancy or use of the Real Property Collateral for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by the Lender Group pursuant to the Mortgages upon the happening of an Event of Default, or (iii) any change in title or ownership of the Real Property Collateral. Borrower shall deliver to Agent certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

                  (d) Original policies or certificates thereof satisfactory to Agent evidencing such insurance shall be delivered to Agent when available and at least 30 days prior to the expiration of the existing or preceding policies (or such shorter period as is reasonably acceptable to Agent). Borrower shall give Agent prompt notice of any loss covered by such insurance. Agent shall have the exclusive right to adjust all property losses payable under any such insurance policies in excess of $250,000 without any liability to Borrower whatsoever in respect of such adjustments, provided that if an Event of Default has occurred and is continuing, Agent shall have the exclusive right to adjust any and all losses payable under any such insurance policies, without liability to Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy (other than liability insurance policies or losses payable in an amount less than $250,000) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be disbursed to Borrower under stage payment terms satisfactory to Agent in Agent's Discretion for application to the cost of repairs, replacements, or restorations, provided that if an Event of Default has occurred and is continuing, any such payment shall be applied to the prepayment of the Obligations in such order or form as Agent shall determine. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, Agent shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Agent shall determine.

                  (e) Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.9, unless Agent is included thereon as named insured with the loss payable to Agent (for the ratable benefit of Lenders) under a standard 438BFU (NS) Mortgagee endorsement, or its local equivalent. Borrower immediately shall notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Agent.

         6.10. NO SETOFFS OR COUNTERCLAIMS. Make payments hereunder and under the other Loan Documents by or on behalf of Borrower without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

         6.11. LOCATION OF INVENTORY AND EQUIPMENT. Keep the Inventory and Equipment only at the locations identified on Schedule 6.11; provided, however, that Borrower may amend Schedule 6.11 so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfecting the Lien of Agent for the benefit of the Lender Group, security interests in such assets and also provides to Agent a Collateral Access Agreement.

         6.12. COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not have and could not reasonably be expected to cause a Material Adverse Change.

         6.13. EMPLOYEE BENEFITS.

                  (a) Deliver to Agent: (i) promptly, and in any event within 10 Business Days after Borrower or any of its Subsidiaries knows or has reason to know that an ERISA Event has occurred that reasonably could be expected to result in a Material Adverse Change, a written statement of the chief financial officer of Borrower describing such ERISA Event and any action that is being taking with respect thereto by Borrower, any such Subsidiary or ERISA Affiliate, and any action taken or threatened by the IRS, Department of Labor, or PBGC. Borrower or such Subsidiary, as applicable, shall be deemed to know all facts known by the administrator of any Benefit Plan of which it is the plan sponsor,
(ii) promptly, and in any event within 3 Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA Affiliate with respect to such request, and (iii) promptly, and in any event within 3 Business Days after receipt by Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA Affiliate, of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice.

                  (b) Cause to be delivered to Agent, upon Agent's request, each of the following: (i) a copy of each Plan (or, where any such plan is not in writing, complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of Borrower or its Subsidiaries;
(ii) the most recent determination letter issued by the IRS with respect to each Benefit Plan; (iii) for the three most recent plan years, annual reports on Form 5500 Series required to be filed with any governmental agency for each Benefit Plan; (iv) all actuarial reports prepared for the last three plan years for each Benefit Plan; (v) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi) any information that has been provided to Borrower or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and (vii) the aggregate amount of the most recent annual payments made to former employees of Borrower or its Subsidiaries under any Retiree Health Plan.

         6.14. LEASES. Commencing March 1, 2001, pay when due all rents and other amounts payable under any Leases (other than amounts payable with respect to periods prior to the Petition Date or amounts payable under an unexpired Lease that has been rejected or is the subject of a pending rejection motion before the Bankruptcy Court) to which Borrower is a party or by which Borrower's properties and assets are bound, unless such payments are the subject of a Permitted Protest. To the extent that Borrower fails timely to make payment of such rents and other amounts payable when due under its Leases, Agent shall be entitled, in its Agent's Discretion, to reserve an amount equal to such unpaid amounts against the Borrowing Base without declaring the occurrence of an Event of Default.

         6.15. MAILING LISTS, ADVERTISING. Borrower shall add Agent as an addressee on all mailing lists maintained by or for Borrower. At the request of Agent, Borrower shall provide

Agent with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising).

         6.16. DEPOSITORY ACCOUNTS. Maintain separate operating accounts and zero balance payroll accounts at depository institution acceptable to Agent.

         6.17. AVOIDANCE ACTIONS. Borrower, promptly after learning that any alleged Lien on the Collateral in favor of any Person other than the Agent (including, without limitation, any Permitted Mortgage) was not properly perfected under applicable law as of the Petition Date, shall advise Agent of the avoidability of such Lien and shall upon Agent's reasonable request commence proceedings in the Bankruptcy Court to avoid such Lien pursuant to the "strong-arm" powers granted to Borrower under the Bankruptcy Code.

7. NEGATIVE COVENANTS.

         Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower will not do any of the following:

         7.1. INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

                  (a) Indebtedness evidenced by this Agreement, together with Indebtedness to issuers of letters of credit that are the subject of L/C Guarantees;

                  (b) Indebtedness set forth in the latest financial statements of Borrower submitted to Agent on or prior to the Closing Date;

                  (c) Indebtedness secured by Permitted Liens;

                  (d) Purchase money Indebtedness in a maximum aggregate amount of $500,000, to the extent incurred after the Petition Date in accordance with the Business Plan;

                  (e) Indebtedness related to the financing of insurance premiums, to the extent incurred after the Petition Date in accordance with the Business Plan;

                  (f) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b), (c), (d) and (e) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as:
(i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrower,
(ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations (whether under the Financial Orders or otherwise), then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to the Lender Group as those applicable to the refinanced Indebtedness, provided, however, that

Borrower shall not refinance, renew or extend any Indebtedness secured by a Permitted Mortgage without the Agent's prior written consent.

         7.2. LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced under
Section 7.1(d) and so long as the replacement Liens only encumber those assets or property that secured the original Indebtedness).

         7.3. RESTRICTIONS ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets.

         7.4. DISPOSAL OF ASSETS. (A) Sell, lease, assign, transfer, or otherwise dispose of any of Borrower's properties or assets other than: (i) sales of Inventory to buyers in the ordinary course of Borrower's business as currently conducted, and (ii) sales of other assets outside the ordinary course of business to the extent specifically contemplated by the Business Plan, provided that such sales are for cash and for fair market value and the methods of effectuating such sales are reasonably acceptable to Agent, or (B) move the Bankruptcy Court for authority to reject any unexpired lease of real property without the prior written consent of the Agent, which consent shall not be unreasonably withheld.

         7.5. CHANGE NAME. Change Borrower's name, FEIN, corporate structure (within the meaning of Section 9402(7) of the Code), or identity, or add any new fictitious name.

         7.6. GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to Agent.

         7.7. NATURE OF BUSINESS. Make any change in the principal nature of Borrower's business.

         7.8. PREPAYMENTS AND AMENDMENTS.

                  (a) Except in connection with a refinancing permitted by
Section 7.1(d), prepay, redeem, retire, defease, purchase, or otherwise acquire any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and

                  (b) Directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b), (c), or (d).

         7.9. CHANGE OF CONTROL. Cause, permit, or suffer, directly or indirectly, any Change of Control.

         7.10. CONSIGNMENTS. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale (except for Borrower's customary return policy applicable to the return of inventory purchased by Borrower's retail customers in the ordinary course of Borrower's business), or have possession of any property on consignment to Borrower.

         7.11. DISTRIBUTIONS. Make any distribution or declare or pay any dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of Borrower's capital stock, of any class, whether now or hereafter outstanding.

         7.12. ACCOUNTING METHODS. Modify or change its method of accounting or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding the Collateral or Borrower's financial condition. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Agent pursuant to or in accordance with this Agreement, and agrees that Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

         7.13. INVESTMENTS. Directly or indirectly make, acquire, or incur any liabilities (including contingent obligations) for or in connection with (a) the acquisition of the securities (whether debt or equity) of, or other interests in, a Person, (b) loans, advances, capital contributions, or transfers of property to a Person, or (c) the acquisition of all or substantially all of the properties or assets of a Person.

         7.14. TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-Affiliate.

         7.15. SUSPENSION. Suspend or go out of a substantial portion of its business.

         7.16. COMPENSATION. Increase the annual fee or per-meeting fees paid to directors during any year by more than 5% over the prior year or, except as contemplated in the Business Plan, pay or accrue total cash compensation, during any year, to officers and senior management employees in an aggregate amount in excess of 115% of that paid or accrued in the prior year.

         7.17. USE OF PROCEEDS. Use the proceeds of the Advances for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional costs and expenses incurred in connection with this Agreement, and (b) thereafter, consistent with the terms and conditions hereof and the Business Plan, for its lawful and permitted corporate purposes.

         7.18. CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Agent and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Lien of Agent (for the benefit of the Lender Group) and also provides to Agent a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Agent's prior written consent.

         7.19. NO PROHIBITED TRANSACTIONS UNDER ERISA. Directly or indirectly:

                  (a) engage, or permit any Subsidiary of Borrower to engage, in any prohibited transaction which is reasonably likely to result in a civil penalty or excise tax described in Sections 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor;

                  (b) permit to exist with respect to any Benefit Plan any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the IRC), whether or not waived;

                  (c) fail, or permit any Subsidiary of Borrower to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

                  (d) terminate, or permit any Subsidiary of Borrower to terminate, any Benefit Plan where such event would result in any liability of Borrower, any of its Subsidiaries or any ERISA Affiliate under Title IV of ERISA;

                  (e) fail, or permit any Subsidiary of Borrower to fail, to make any required contribution or payment to any Multiemployer Plan;

                  (f) fail, or permit any Subsidiary of Borrower to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment;

                  (g) amend, or permit any Subsidiary of Borrower to amend, a Plan resulting in an increase in current liability for the plan year such that either of Borrower, any Subsidiary of Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

                  (h) withdraw, or permit any Subsidiary of Borrower to withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability of any such entity under Title IV of ERISA;

which, individually or in the aggregate, results in or reasonably would be expected to result in a claim against or liability of Borrower, any of its Subsidiaries or any ERISA Affiliate in excess of $100,000.


         7.20. RESERVED.

         7.21. FINANCIAL AND INVENTORY COVENANTS. Fail to observe or comply with each of the covenants set forth on Schedule 7.21.

         7.22. CAPITAL EXPENDITURES. Make capital expenditures in any fiscal year in excess of $4,000,000.

8.       EVENTS OF DEFAULT.

         Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

         8.1 If Borrower fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations);

         8.2 (a) If Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in 6.3 (Tax Returns), 6.6 (Title to Equipment), 6.11 (Location of Inventory and Equipment),
6.12 (Compliance with Laws), or 6.13 (Employee Benefits), of this Agreement and such failure continues for a period of 5 Business Days;

             (b) If Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.1 (Accounting System), 6.7 (Maintenance of Equipment) or 6.15 (Mailing Lists, Advertising) of this Agreement and such failure continues for a period of 15 Business Days; or

             (c) If Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement, or in any of the other Loan Documents (giving effect to any grace periods, cure periods, or required notices, if any, expressly provided for in such Loan Documents); in each case, other than any such term, provision, condition, covenant, or agreement that is the subject of another provision of this Section 8, in which event such other provision of this Section 8 shall govern.

         8.3 If there is a Material Adverse Change;

         8.4 If any material portion of Borrower's properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession, or is the subject of an order of the Bankruptcy Court granting relief from the automatic stay in favor of any third Person;

         8.5 If Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

         8.6 If a notice of Lien, levy, or assessment is filed of record with respect to any of Borrower's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of Borrower's properties or assets and the same is not paid on the payment date thereof;

         8.7 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of Borrower's properties or assets;

         8.8 If there is a material default in the Hilco Agreement or any post-petition material agreement to which Borrower is a party with one or more third Persons and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by such third Person(s), irrespective of whether exercised, to accelerate the maturity of Borrower's obligations thereunder;

         8.9 If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

         8.10 If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to the Lender Group by Borrower or any officer, employee, agent, or director of Borrower, or if any such warranty or representation is withdrawn;

         8.11 If the obligation of the Parent Guarantor or of any other guarantor under its guaranty or other third Person under any Loan Document is limited or terminated by operation of law or by the guarantor or other third Person thereunder, or any such guarantor (other than the Parent Guarantor) or other third Person becomes the subject of an Insolvency Proceeding;

         8.12 If a motion is filed by Borrower seeking an order with respect to the Bankruptcy Case, or an order with respect to the Bankruptcy Case is Entered by the Bankruptcy Court (i) appointing a trustee or (ii) appointing an examiner with expanded powers;

         8.13 If a motion is filed by Borrower seeking an order with respect to the Bankruptcy Case, or an order with respect to the Bankruptcy Case is Entered by the Bankruptcy Court converting such Bankruptcy Case to Chapter 7 of the Bankruptcy Code;

         8.14 If a disclosure statement for a plan of reorganization is filed by Borrower in the Bankruptcy Case which does not (x) contain a provision for termination of all of the Lenders' Commitments and indefeasible payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to Agent on or before the effective date of such plan and (y) provide for the continuation of the Liens and priorities until such effective date;

         8.15 If a motion is filed by Borrower seeking an order dismissing the Bankruptcy Case, or an Order is Entered dismissing the Bankruptcy Case, which does not contain a provision for termination of all of the Lenders' Commitments and indefeasible payment in full in cash of all

Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders upon such dismissal;

         8.16 If a motion is filed by Borrower seeking an order to, or an Order is Entered that by its terms would, (i) revoke, vacate, reverse, stay, modify, supplement or amend the credit facility herein contemplated, any Loan Document, the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, or (ii) permit any administrative expense claim or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to Borrower equal or superior to the priority of the Lenders and the Agent in respect of the Obligations, or (iii) grant or permit the grant of a Lien on any Collateral, other than Permitted Liens;

         8.17 If an order is Entered by the Bankruptcy Court granting relief from the automatic stay and (i) the Agent shall determine that a Material Adverse Change is reasonably likely to result from the grant of such relief, or
(ii) the aggregate value or property subject to such order is greater than $500,000;

         8.18 If the Interim Bankruptcy Court Order shall not have been Entered within ten (10) days of the Petition Date or (ii) the Final Bankruptcy Court Order shall not have occurred by the date which is thirty (30) days after the date the Interim Bankruptcy Court Order is Entered;

         8.19 If (i) any Person files a plan of reorganization in the Bankruptcy Case which does not contain a provision for termination of all Lenders' Commitments and indefeasible payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent on or before the effective date of such plan and (ii) an order shall be Entered by the Bankruptcy Court approving such plan;

         8.20 If Borrower attempts to invalidate, reduce or otherwise impair the Agent's or any Lender's pre or post petition claims or Liens against Borrower or to subject any Collateral to surcharge or assessment pursuant to Section 506(c) of the Bankruptcy Code or an order is Entered (on motion of any Person) that invalidates, reduces or otherwise impairs the Agent's or any Lender's pre or post petition claims or Liens against Borrower or subjects any Collateral to surcharge or assessment pursuant to Section 506(c) of the Bankruptcy Code;

         8.21 If there shall be any payment on, or application by Borrower for authority to pay, any prepetition claim (other than payments specifically contemplated by the Business Plan) without the express prior written consent of the Agent; and

         8.22 Commencing March 1, 2001, if Borrower fails to timely perform any monetary obligation within the scope of Section 365(d)(3) of the Bankruptcy Code (other than monetary obligations under a Lease that has been rejected or is the subject of a pending rejection motion before the Bankruptcy Court with respect to such Lease).

9.       THE LENDER GROUP'S RIGHTS AND REMEDIES.

         9.1. RIGHTS AND REMEDIES. Subject to the terms of the Funding Orders, as applicable upon the occurrence, and during the continuation, of an Event of Default Agent may, pursuant to

Sections 17.4 and 17.5, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                  (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                  (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and the Lender Group;

                  (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting the Lender Group's rights and security interests in the Personal Property Collateral or the Real Property Collateral and without affecting the Obligations;

                  (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent considers advisable, and in such cases, Agent will credit Borrower's Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

                  (e) Cause Borrower to hold all returned Inventory in trust for the Lender Group, segregate all returned Inventory from all other property of Borrower or in Borrower's possession and conspicuously label said returned Inventory as the property of the Lender Group;

                  (f) Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Borrower agrees to assemble the Personal Property Collateral if Agent so requires, and to make the Personal Property Collateral available to Agent as Agent may designate. Borrower authorizes Agent to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Agent's determination appears to conflict with the Liens of Agent (for the benefit of the Lender Group) in the Collateral and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned or leased premises, and in addition to the Lien of Agent for the benefit of the Lender Group therein, Borrower hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of the Lender Group's rights or remedies provided herein, at law, in equity, or otherwise;

                  (g) Without notice to Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by the Lender Group (including any amounts received in the Concentration Account or any other Blocked Account), or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by the Lender Group;

                  (h) Hold, as cash collateral, any and all balances and deposits of Borrower held by the Lender Group, and any amounts received in the Concentration Account or the other Blocked Accounts, to secure the full and final repayment of all of the Obligations;

                  (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Agent is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to the Lender Group's benefit;

                  (j) Sell the Personal Property Collateral at either a public or private sale (including going out of business sales), or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Agent determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale. Agent may conduct one or more going out of business sales, in Agent's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by Borrower. Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of Agent or such agent or contractor and neither Borrower nor any Person claiming under or in right of Borrower shall have any interest therein.

                  (k) Agent shall give notice of the disposition of the Personal Property Collateral as follows:

                      (i) Agent shall give Borrower and each holder of a security interest in the Personal Property Collateral who has filed with Agent a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, then the time on or after which the private sale or other disposition is to be made;

                      (ii) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in Section 12, at least 5 days before the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrower claiming an interest in the Personal Property Collateral shall be sent to such addresses as they have furnished to Agent;

                      (iii) If the sale is to be a public sale, Agent also shall give notice of the time and place by publishing a notice one time at least
5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

                  (l) Agent may credit bid and purchase at any public sale; and

                  (m) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by Agent to Borrower.

         9.2. REMEDIES CUMULATIVE. The Lender Group's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

10.      TAXES AND EXPENSES.

         If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Agent reasonably determines that such failure by Borrower could result in a Material Adverse Change, in its discretion and without prior notice to Borrower, Agent may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower's Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in Section 6.9, and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses. Any such payments made by Agent shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.      WAIVERS; INDEMNIFICATION.

         11.1. DEMAND; PROTEST; ETC. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which Borrower may in any way be liable.

         11.2. THE LENDER GROUP'S LIABILITY FOR COLLATERAL. The Lender Group shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause;
(c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral (except to the extent caused by the gross negligence or willful misconduct of the Lender Group) shall be borne by Borrower.

         11.3. INDEMNIFICATION. Borrower shall pay, indemnify, defend, and hold each Agent-Related Person, each Lender, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrower shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

         11.4. DAMAGES. Borrower waives any claim it may now or in the future have against the Lender Group or any of them for consequential, special, or punitive damages.

12.      NOTICES.

         Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Borrower or to Agent, as the case may be, at its address set forth below:

                  If to Borrower:           FRANK'S NURSERY & CRAFTS
                                            1175 West Long Lake Road
                                            Troy, Michigan 48098
                                            Attention:  Mr. Larry Lakin
                                            Tel: 248-712-7115
                                            Fax: 248-712-7180
              with copies to:               WILLKIE FARR & GALLAGHER
                                            The Equitable Center
                                            787 Seventh Avenue
                                            New York, NY 10019
                                            Attention:  William E. Hiller, Esq.
                                            Tel: 212.728.8000
                                            Fax: 212.728.8111

              If to Agent or the            WELLS FARGO RETAIL FINANCE, LLC
              Lender Group in               One Boston Place
              care of Agent:                18th Floor
                                            Boston, MA  02108
                                            Attention:  Steven M. Cole
                                            Tel: 617.854.7225
                                            Fax: 617.523.4032

              and with copies to:           CHOATE, HALL & STEWART
                                            53 State Street, Exchange Place
                                            Boston, MA 02109
                                            Attention:  Peter M. Palladino, P.C.
                                            Tel:  617-248-2132
                                            Fax:  617-248-4000

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 12, other than notices by Agent in connection with Sections 9.504 or 9.505 of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Agent in connection with Sections 9.504 or 9.505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or other similar method set forth above.

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE BANKRUPTCY COURT (TO THE EXTENT THAT SUCH COURT RETAINS JURISDICTION OF SUCH ACTION OR PROCEEDING) OR THE STATE AND FEDERAL

COURTS LOCATED IN THE COUNTY OF SUFFOLK, COMMONWEALTH OF MASSACHUSETTS OR, AT THE SOLE OPTION OF THE LENDER GROUP, IN ANY OTHER COURT IN WHICH THE LENDER GROUP SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION
13. BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.      DESTRUCTION OF BORROWER'S DOCUMENTS.

         All documents, schedules, invoices, agings, or other papers delivered to Agent may be destroyed or otherwise disposed of by Agent 4 months after they are delivered to or received by Agent, unless Borrower requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrower's expense, for their return.

15.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

         15.1. ASSIGNMENTS AND PARTICIPATIONS.

               (a) Any Lender may, with the written consent of Agent, assign and delegate to one or more Eligible Transferees (each an "Assignee") all, or any ratable part, of the Obligations, the Commitments, and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000; provided, however, that Borrower and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, shall have been given to Borrower and Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to Borrower and Agent a fully executed Assignment and Acceptance ("Assignment and Acceptance") in the form of Exhibit A-1; and (iii) the assignor Lender or Assignee has paid to Agent for Agent's sole and separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required (and payment of any fees shall not be required) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender.

                  (b) From and after the date that Agent notifies the assignor Lender that it has received a fully executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall effect a novation between Borrower and the Assignee.

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any guarantor or the performance or observance by Borrower or any guarantor of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments of the Assignor and Assignee arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitment of the assigning Lender pro tanto.

                  (e) Any Lender may at any time, with the written consent of Agent, which consent shall not be unreasonably withheld, sell to one or more Persons (a "Participant") participating interests in the Obligations, the Commitment, and the other rights and interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower and Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Originating Lender shall transfer or grant any participating interest under which the Participant has the sole and exclusive right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such participant is participating; (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating; (C) release all or a material portion of the Collateral (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating; (D) postpone the payment of, or reduce the amount of, the interest or fees hereunder in which such Participant is participating; or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums in respect of the Obligations hereunder in which such Participant is participating; and (v) all amounts payable by Borrower hereunder shall be determined as if such Originating Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided, however, that no Participant may exercise any such right of setoff without the notice to and consent of Agent. The rights of any Participant shall only be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any direct rights as to the other Lenders, Agent, Borrower, the Collections, the Collateral, or otherwise in respect of the Advances or the Letters of Credit. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. The provisions of this Section 15.1(e) are solely for the benefit of the Lender Group, and Borrower shall have no rights as a third party beneficiary of any of such provisions.

                  (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose to a third party all documents and information which it now or hereafter may have relating to Borrower or Borrower's business.

                  (g) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss. 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         15.2. SUCCESSORS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void. No consent to assignment by the Lenders shall release Borrower from its Obligations. A Lender may assign this Agreement and its rights and duties hereunder pursuant to Section 15.1 and, except as expressly required pursuant to Section 15.1, no consent or approval by Borrower is required in connection with any such assignment.

16. AMENDMENTS; WAIVERS.

         16.1. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and Borrower and acknowledged by Agent, do any of the following:

                  (a) increase or extend the Commitment of any Lender;

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances which is required for the Lenders or any of them to take any action hereunder;

                  (e) increase the advance rate with respect to Advances (except for the restoration of an advance rate after the prior reduction thereof), or change Section 2.1(b);

                  (f) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

                  (g) release Collateral, or subordinate the Lien of Agent in any of the Collateral, other than as permitted by Section 17.11;

                  (h) change the definition of "Required Lenders";

                  (i) release Borrower from any Obligation for the payment of money; or

                  (j) amend any of the provisions of Article 17.

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by Agent, affect the rights or duties of Agent under this Agreement or any other Loan Document; and, provided further, that the limitation contained in clause (e) above shall not be deemed to limit the ability of Agent to make Advances or Agent Loans, as applicable, in accordance with the provisions of Sections 2.1(g), (h), or (l). The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of or with respect to any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not require consent by or the agreement of Borrower.

         16.2. NO WAIVERS; CUMULATIVE REMEDIES. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement, any other Loan Document, or any present or future supplement hereto or thereto, or in any other agreement between or among Borrower and Agent and/or any Lender, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or the Lenders on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrower of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy which Agent or any Lender may have.

17. AGENT; THE LENDER GROUP.

         17.1. APPOINTMENT AND AUTHORIZATION OF AGENT. Each Lender hereby designates and appoints WFRF as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Article 17. The provisions of this Article 17 are solely for the benefit of Agent and the Lenders, and Borrower shall not have any rights as a third party beneficiary of any of the provisions contained herein; provided, however, that the provisions of Sections 17.10, 17.11, and 17.16(d) also shall be for the benefit of Borrower. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which Agent is expressly entitled to take or assert under or pursuant to this Agreement and the other Loan Documents, including making the determinations contemplated by Section 2.1(b). Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Advances, the Collateral, the Collections, and related matters; (b) execute and/or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim for Lenders, notices and other written agreements with respect to the Loan Documents; (c) make Advances for itself or on behalf of Lenders as provided in the Loan Documents; (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents; (e) open and maintain such bank accounts and lock boxes as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections; (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower, the Advances, the Collateral, the Collections, or otherwise related to any of same as provided in the Loan Documents; and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

         17.2. DELEGATION OF DUTIES. Except as otherwise provided in this Section, Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made in compliance with this Section and without gross negligence or willful misconduct. The foregoing notwithstanding, Agent shall not make any material delegation of duties to subagents or non-employee delegees without the prior written consent of Required Lenders (it being understood that routine delegation of such administrative matters as filing financing statements, or conducting appraisals or audits, is not viewed as a material delegation that requires prior Required Lender approval). Notwithstanding anything herein which may be construed to the contrary, the Lenders and Borrower acknowledge and agree that Agent may engage the Oversight Agent pursuant to the Oversight Agreement as it may be modified and amended from time to time and the Oversight Agent may carry out its duties as set forth in such agreement.

         17.3. LIABILITY OF AGENT-RELATED PERSONS. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or, (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower, or any Subsidiary or Affiliate of Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement, or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books, or records of Borrower, or any of Borrower's Subsidiaries or Affiliates.

         17.4. RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any Lender), independent accountants, and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders, as applicable, and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable so long as it is not grossly negligent or guilty of willful misconduct. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         17.5. NOTICE OF DEFAULT OR EVENT OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of Agent or the Lenders, except with respect to actual knowledge of the existence of an Overadvance, and except with respect to Defaults and Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has, or is deemed to have, actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 17.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders; provided, however, that:

                  (a) At all times, Agent may propose and, with the consent of Required Lenders (which shall not be unreasonably withheld and which shall be deemed to have been given by a Lender unless such Lender has notified Agent to the contrary in writing within three days of notification of such proposed actions by Agent) exercise, any remedies on behalf of the Lender Group; and

                  (b) At all times, once Required Lenders or all Lenders, as the case may be, have approved the exercise of a particular remedy or pursuit of a course of action, Agent may, but shall not be obligated to, make all administrative decisions in connection therewith or take all other actions reasonably incidental thereto (for example, if the Required Lenders approve the foreclosure of certain Collateral, Agent shall not be required to seek consent for the administrative aspects of conducting such sale or handling of such Collateral).

         17.6. CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition, and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition, and creditworthiness of Borrower, and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition, or creditworthiness of Borrower, and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

         17.7. COSTS AND EXPENSES; INDEMNIFICATION. Agent may incur and pay Lender Group Expenses to the extent Agent deems reasonably necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including without limiting the generality of the foregoing, but subject to any requirements of the Loan Documents that it obtain any applicable consents or engage in any required consultation, court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower are obligated to reimburse Agent or Lenders for such expenses pursuant to the Loan Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from Collections to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from Collections, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence, bad faith, or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section 17.7 shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

         17.8. AGENT IN INDIVIDUAL CAPACITY. WFRF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests, in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though WFRF were not Agent hereunder without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, WFRF and its Affiliates may receive information regarding Borrower or their Affiliates and any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall be under no obligation to provide such information to them. With respect to the Agent Loans and Agent Advances, WFRF shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" include WFRF in its individual capacity.

         17.9. SUCCESSOR AGENT. Agent may resign as Agent following notice of such resignation ("Notice") to the Lenders and Borrower, and effective upon the appointment of and acceptance of such appointment by, a successor Agent. If Agent resigns under this Agreement, the Required Lenders shall appoint any Lender or Eligible Transferee as successor Agent for the Lenders. If no successor Agent is appointed within 30 days of such retiring Agent's Notice, Agent may appoint a successor Agent, after consulting with the Lenders and Borrower. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 17 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         17.10. WITHHOLDING TAX.

                  (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrower, to deliver to Agent and
Borrower:

                           (i) if such Lender claims an exemption from, or a
reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W 8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (ii) if such Lender claims that interest paid under
this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W 9; and

                           (iii) such other form or forms as may be required
under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower, such Lender agrees to notify Agent and Borrower of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender. To the extent of such percentage amount, Agent and Borrower will treat such Lender's IRS Form 1001 as no longer valid.

                  (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the IRC.

                  (d) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent or Borrower did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent and Borrower of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify Agent and Borrower fully for all amounts paid, directly or indirectly, by Agent or Borrower as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent or Borrower under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation of Agent.

         17.11. COLLATERAL MATTERS.

                  (a) The Lenders hereby irrevocably authorize Agent, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Obligations; and upon such termination and payment Agent shall deliver to Borrower, at Borrower's sole cost and expense, all UCC termination statements and any other documents necessary to terminate the Loan Documents and release the Liens with respect to the Collateral; (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrower certifies to Agent that the sale or disposition is permitted under Section 7.4 of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to Borrower under a lease that has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not release any Lien on any Collateral without the prior written authorization of the Required Lenders. Upon request by Agent or Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 17.11; provided, however, that (i) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released), upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrower, is cared for, protected, or insured or has been encumbered, or that the Liens of the Agent (for the benefit of the Lender Group) have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

         17.12. RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

                  (a) Each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations any amounts owing by such Lender to Borrower or any accounts of Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

                  (b) Subject to Section 17.8, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender's Pro Rata Share of all such distributions by Agent, such Lender shall promptly (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         17.13. AGENCY FOR PERFECTION. Agent and each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Liens of the Lender Group in assets which, in accordance with Division 9 of the UCC can be perfected only by possession. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

         17.14. PAYMENTS BY AGENT TO THE LENDERS. All payments to be made by Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on revolving advances or otherwise.

         17.15. CONCERNING THE COLLATERAL AND RELATED LOAN DOCUMENTS. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit (subject to Sections 2.3(b) and 4.1) of the Lender Group. Each member of the Lender Group agrees that any action taken by Agent, Required Lenders, or all Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent, Required Lenders, or all Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         17.16. FIELD AUDITS AND EXAMINATION REPORTS; CONFIDENTIALITY; DISCLAIMERS BY LENDERS; OTHER REPORTS AND INFORMATION. By signing this Agreement, each Lender;

                  (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by Agent, and Agent shall so furnish each Lender with such Reports;

                  (b) expressly agrees and acknowledges that Agent (i) does not make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report;

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and will rely significantly upon Borrower's books and records, as well as on representations of Borrower's personnel;

                  (d) agrees to keep all Reports and other material information obtained by it pursuant to the requirements of this Agreement in accordance with its reasonable customary procedures for handling confidential information; it being understood and agreed by Borrower that in any event such Lender may make disclosures (i) reasonably required by any bona fide potential or actual Assignee, transferee, or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder provided that such Person agrees in writing for the benefit of the Borrower to be bound by the confidentiality provisions contained in this Agreement, (ii) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or participants, or (iii) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof; and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and all Agent Related Persons and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrower; and (ii) to pay and protect, and indemnify, defend, and hold Agent and all Agent Related Persons and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, attorney costs) incurred by Agent and all Agent Related Persons and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrower to Agent, and, upon receipt of such request, Agent shall provide a copy of same to such Lender promptly upon receipt thereof; (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Borrower the additional reports or information specified by such Lender, and, upon receipt thereof, Agent promptly shall provide a copy of same to such Lender; and (z) any time that Agent renders to Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

         17.17. SEVERAL OBLIGATIONS; NO LIABILITY. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any Advances shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such Advances not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 17.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make Advances, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

18. GENERAL PROVISIONS.

         18.1. EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrower and the Lender Group.

         18.2. SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

         18.3. INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

         18.4. SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         18.5. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

         18.6. REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by Borrower or any guarantor of the Obligations or the transfer by any or all of such parties to the Lender Group of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrower or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         18.7. INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof; provided that in the event of any direct inconsistency between the Loan Documents and the Funding Orders, as applicable, the terms of the Funding Orders shall prevail.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Boston, Massachusetts.

                                    BORROWER

                                    FRANK'S NURSERY & CRAFTS, INC.

                                    /s/ Larry T. Lakin
                                    --------------------------------------------
                                    By: LARRY T. LAKIN
                                    Title: VICE CHAIRMAN & CFO



                                    AGENT

                                    WELLS FARGO RETAIL FINANCE, LLC, as Agent

                                    /s/ Robert J. Shusterman
                                    --------------------------------------------
                                    By:
                                    Title:



                                    LENDER

                                    WELLS FARGO RETAIL FINANCE, LLC, as a Lender

                                    /s/ Robert J. Shusterman
                                    --------------------------------------------
                                    By:
                                    Title:

                                                                     EXHIBIT A-1


                        FORM OF ASSIGNMENT AND ACCEPTANCE


         This ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance") dated
as of ____________________, _____ is made between              (the "Assignor")
and (the "Assignee").


                                    RECITALS

         (A) The Assignor is party to that certain Loan and Security Agreement, dated as of _____________ (as amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan Agreement"), among Frank's Nursery & Crafts, Inc., as debtor and debtor in possession, ("Borrower"), the several financial institutions from time to time party thereto (including the Assignor, collectively, the "Lenders"), and Wells Fargo Retail Finance, LLC, as agent for the Lenders (the "Agent"). Any terms defined in the Loan Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Loan Agreement;

         (B) As provided under the Loan Agreement, the Assignor has committed to making Loans (the "Committed Loans") to the Borrower in an aggregate amount not
to exceed $         (the "Commitment");

         (C) [The Assignor has made Committed Loans in the aggregate principal
amount of $         to the Borrower] [No Committed Loans are outstanding under the Loan Agreement];

         (D) [The Assignor has acquired a participation in the Agent's liability under Letters of Credit in an aggregate outstanding principal amount of
$       (the "L/C Obligations")] [No Letters of Credit are outstanding under the
Loan Agreement]; and

         (E) The Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Loan Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations,] in an amount equal to
$       (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions.

         NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. Assignment and Acceptance.

         (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers, delegates, and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage Share") of (A) the Commitment [and the Committed Loans and the L/C Obligations] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan Agreement and the other Loan Documents.

         [If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Committed Loans and L/C Obligations assigned.]

         (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan Agreement, including the requirements concerning confidentiality (if any) and the payment of indemnification to the Agent, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Loan Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish the rights under the Loan Agreement to the extent such rights relate to the time prior to the Effective Date.

         (c) After giving effect to the assignment and assumption set forth
herein, on the Effective Date the Assignee's Commitment will be $     .

         (d) After giving effect to the assignment and assumption set forth
herein, on the Effective Date the Assignor's Commitment will be $     .

         2. Payments.

         (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective
Date in immediately available funds an amount equal to $     , representing the
Assignee's Percentage Share of the principal amount of all Committed Loans.

         (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount of ___________________ ($_______), as specified in
Section 15.1(a) of the Loan Agreement.

         3. Reallocation of Payments.

         Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment [,] [and] Committed Loans [and L/C Obligations] shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

         4. Independent Credit Decision

         The Assignee (a) acknowledges that it has received a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.2 of the Loan Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.

         5. Effective Date; Notices.

         (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance (the "Effective Date") shall be the later of: (i) ____________, 199_; and (ii) the first day on which the following conditions precedent have been satisfied:

                  (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                  (ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 15.1(a) of the Loan Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                  (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                  (iv) the processing fee referred to in Section 2(b) hereof and in Section 15.1 of the Loan Agreement in the amount of _______________________ ($______), shall have been paid to the Agent; and

                  (v) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Loan Agreement.

         (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Agent for acknowledgment by the Agent, a Notice of Assignment [substantially] in the form attached hereto as
Schedule 1.

         6. Agent.

         (a) The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Loan Agreement.

         (b) [INCLUDE ONLY IF ASSIGNOR IS AGENT] [ The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Loan Agreement.]

         7. Withholding Tax.

         The Assignee (a) represents and warrants to the Lenders, the Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Lenders with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower prior to the time that the Agent or the Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with all applicable U.S. laws and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         8. Representations and Warranties.

         (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

         (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the financial condition of the Borrower, or the performance or observance by the Borrower, of any of its obligations under the Loan Agreement or any other instrument or document furnished in connection therewith.

         (c) The Assignee represents and warrants that (i) it is duly organized and existing and is an Eligible Transferee and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with any person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

         9. Further Assurances.

         The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         10. Miscellaneous.

         (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

         (b) All payments made hereunder shall be made without any set-off or counterclaim.

         (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

         (d) This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE DEEMED TO HAVE BEEN MADE IN THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT THAT NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY THE LAWS OF ANY OTHER STATE OR JURISDICTION. The Assignor and Assignee each agrees that, in addition to any other courts that may have jurisdiction under applicable laws or rules, any action or proceeding to enforce or arising out of this Assignment and Acceptance may be commenced in the Superior Court of the Commonwealth of Massachusetts for Suffolk County, or in the United States District Court for the District of Massachusetts, Boston Division, and the Assignor and Assignee each consents and submits in advance to such jurisdiction and agrees that venue will be proper in such courts on any such matter. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

         (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS ASSIGNMENT AND ACCEPTANCE, THE LOAN AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN) DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE ASSIGNOR AND THE ASSIGNEE. THE ASSIGNOR AND THE ASSIGNEE EACH CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

         [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Loan Agreement.]

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                                  [ASSIGNOR]


                                                  ------------------------------
                                                  By:
                                                  Title:
                                                  Address:


                                                  [ASSIGNEE]


                                                  ------------------------------
                                                  By:
                                                  Title:
                                                  Address:

                                   SCHEDULE 1

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                                         ,_____



________________
________________
________________
________________



[Name and Address of Borrower]

Ladies and Gentlemen:

         We refer to the Loan and Security Agreement, dated as of ______________ (as amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan Agreement"), [among/between] _____________________ [jointly and severally as borrowers ([collectively,] "Borrower"),] the several financial institutions from time to time party thereto (collectively, the "Lenders"), and _______________, as agent for the Lenders (the "Agent"). defined in the Loan Agreement are used herein as therein defined.

         1. We hereby give you notice of, and request your consent to, the
assignment by (the "Assignor") to          (the "Assignee") of _____% of the
right, title and interest of the Assignor in and to the Loan Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor[,] [and] all outstanding loans made by the Assignor [and the Assignor's participation in the Letters of Credit]) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). Before giving effect to such assignment, the
Assignor's Commitment is $        [,] [and] the aggregate amount of its
outstanding loans is $          [, and its participation in L/C Obligations
is $      ].

         2. The Assignee agrees that, upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Loan Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Loan Agreement.

         3. The following administrative details apply to the Assignee:

         (A)      Notice Address:

                  Assignee name:
                  Address:

         (B)      Payment Instructions:

                  Account No.:
                  At:


                  Reference:
                  Attention:

         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                               Very truly yours,

                                               [NAME OF ASSIGNOR]


                                               By:________________________
                                               Title:


                                               [NAME OF ASSIGNEE]


                                               By:________________________
                                               Title:




ACKNOWLEDGED:

                                   ,
a ___________ corporation, as Borrower


By:_______________________________

Title:________________ ___________

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

[AGENT]



By:
   -----------------------------------------

Title:
      --------------------------------------

                            Frank's Nursery & Crafts

                                 (Exhibit B-1)

                                 Business Plan


The Business Plan has been filed with the United States Bankruptcy Court under seal pursuant to Section 107 of the Bankruptcy Code. However, any official committee of unsecured creditors or pre-petition creditor that is not a competitor of Frank's Nursery & Crafts, Inc. is entitled to obtain a copy upon
(i) the execution and delivery of a confidentiality agreement in form and substance acceptable to Frank's Nursery & Crafts, Inc., or (ii) as may be ordered by the United States Bankruptcy Court.

                                                                     EXHIBIT C-1



                       COMPLIANCE CERTIFICATE SAMPLE COPY
                  (Loan and Security Agreement Section 6.2(f))




Date _______________, _____



WELLS FARGO RETAIL FINANCE, LLC
One Boston Place, 18th Floor
Boston, MA  02108


RE: Loan and Security Agreement, dated as of ______________ ___, ______ (the "Agreement") by and between WELLS FARGO RETAIL FINANCE, LLC as agent ("Agent") for certain financial institutions and _____________________ ("Borrower").

Dear _______________:

In accordance with Section 6.2(f) of the Agreement, this letter shall serve as certification to Agent that to the best of my knowledge: (i) all financial statements have been prepared in accordance with GAAP and presents fairly the financial condition of Borrower and its Subsidiaries at the close of, and results of Borrower's and its Subsidiaries' operations and cash flows for, the periods covered, subject, however to usual year end adjustments, (ii) the representations and warranties of Borrower set forth in the Agreement and other Loan Documents are true and correct in all material respects on and as of the date of this certification, (iii) as demonstrated on Exhibit 1 attached hereto, Borrower is in compliance with each of its financial covenants set forth in Sections 7.20 through 7.22 of the Agreement as of the date of this certification, (iv) there does not exist any condition or event that constitutes a Default or Event of Default, or of if there is such a Default or Event of Default, the nature of it and the steps (if any) being taken or contemplated by Borrower to be taken on account thereof as demonstrated on Exhibit "3" attached hereto, (v) all rent and additional rent has been paid or if not paid exceptions to be broken down by store locations, demonstrated as on Exhibit "2" attached hereto and (vi) all premiums for insurance as required under Section 6.9 [have] [have not] been paid. Such certification is made as of the fiscal month ending ______________, 199___.


Sincerely,



Chief Financial Officer

                                                                     EXHIBIT D-1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)



In re:                                   *        Case Nos. 01-5-2415-JS and
                                                  01-5-2416-JS
FRANK'S NURSERY & CRAFTS, INC.,  et      *
al.,

          Debtors.                       *                (Chapter 11)
                                                          (Jointly Administered)
*   *   *   *   *   *   *   *   *   *    *   *   *   *   *   *   *   *   *   *


INTERIM ORDER PURSUANT TO SECTIONS 105, 107, 362 AND 364 OF THE BANKRUPTCY CODE
 AND RULE 4001 OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE AUTHORIZING DEBTORS
  (1) TO OBTAIN INTERIM FINANCING, (2) GRANTING SENIOR LIENS AND SUPERPRIORITY ADMINISTRATIVE EXPENSE STATUS, (3) MODIFYING THE AUTOMATIC STAY AND (4)
     AUTHORIZING DEBTORS TO ENTER INTO AGREEMENTS WITH WELLS FARGO RETAIL
                                  FINANCE, LLC

         THIS MATTER came before the Court for an interim hearing on February 20, 2001, upon the Motion ("Motion"), filed on February 19, 2001 (the "Petition Date"), of Frank's Nursery & Crafts, Inc., (hereinafter "Frank's") and of FNC Holdings, Inc. (hereinafter, "FNC" and together with Frank's, the "Debtors") seeking, inter alia:

         a. authority, pursuant to Sections 105, 107, 362 and 364 of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101, et seq. (the "Bankruptcy Code") and Rules 4001 and 9014 of the Federal Rules of Bankruptcy Procedure and any applicable local bankruptcy rules (collectively the "Bankruptcy Rules"), for the Debtors to obtain post-petition loans, advances and other financial accommodations (the "Financing") on an interim and permanent basis from Wells Fargo Retail Finance, LLC, as agent (the "Agent") for a syndicate of other financial institutions arranged by Agent and defined as "Lenders" in the Financing Agreements (as hereinafter defined) in accordance with the formulae and the terms and conditions set forth in the Financing Agreements;


                    ENTERED
                  FEB 20 2001                       Filed February 20, 2001
                 CLERK'S OFFICE                            9:55 p.m.
             U.S. BANKRUPTCY COURT                    James F. Schneider
              DISTRICT OF MARYLAND
                   BALTIMORE

         b. authority to enter into a certain Loan and Security Agreement dated February 19, 2001 (the "Loan and Security Agreement") and the related loan, financing, security agreements and mortgages and fee letter by and among the Debtors, the Agent and the Lenders named therein (collectively, the "Financing Agreements") (terms not otherwise defined herein shall have the meanings set forth in the Financing Agreements);

         c. approval of all of the terms and conditions of the Financing Agreements by and between Debtors and Agent and the Lenders as so ratified, extended, adopted and amended;

         d. modification of the automatic stay;

         e. to grant super-priority administrative claim status upon Agent and Lenders pursuant to Section 364(c)(l) of the Bankruptcy Code as well as senior and junior liens pursuant to Sections 364(c)(2) and 364(c)(3) of the Bankruptcy Code;

         f. permission to refinance the Pre-Petition Lenders (as that term is defined herein) subject to a full reservation of rights;

         g. authority to enter into an unlimited guaranty and pledge and security agreement (collectively, the "Parent Financing Documents") by FNC, pursuant to which FNC will guarantee all of Frank's obligations and liabilities under the Financing Agreements and grant a Lien in all of its assets to Agent (on behalf of Lenders) to secure such guarantee;

         h. to provide for the filing of the Business Plan under seal pursuant to Section 107 of the Bankruptcy Code; and

         i. the setting of a final hearing on the Motion.

         IT APPEARING THAT, at or prior to the hearing on the Motion, pursuant to Bankruptcy Rules 4001(b), (c) and (d), the Debtors have used their best efforts to provide each of the parties set forth below such notice of the time, place, and nature of the interim hearing as practicable under the circumstances, whether by telephone, facsimile, overnight courier or by hand delivery: (1) the Office of the United States Trustee, (2) the Agent and attorneys for Agent, (3) all known secured creditors of the Debtors, including the Pre-Petition Lenders and mortgagees on real property owned by the Debtors, (4) all attorneys who have filed a request for service of all pleadings and notices prior to service of such notice, (5) such taxing authorities known by the Debtors to have asserted a lien against the Debtors,
(6) Debtors' consolidated thirty (30) largest unsecured creditors, (7) all lessors of any real property upon which the Debtors conduct their businesses ("Landlords"), (8) all financial institutions at which the Debtors or their affiliates maintain an account, (9) Hilco Merchant Resources, Inc. ("Hilco"), and (10) Bankers Trust Company, as Trustee, and it further

         APPEARING, that each of the Debtors filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code on the Petition Date and is continuing in the management and possession of its businesses and properties as a debtor and debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code; and it further

         APPEARING, that, as of the Petition Date, the Debtors each were indebted to The Chase Manhattan Bank ("Chase") and other lenders (collectively with Chase, the "Pre-Petition Lenders") on account of advances under a revolving credit facility (the "Pre-Petition Revolving Credit Facility") established by a certain Credit Agreement dated as of December 24, 1997 as supplemented and amended (the "Pre-Petition Credit Agreement") and related documents (the "Chase Agreements") in the approximate amount of $63 million (the "Chase Claim"), secured by first priority security interests and liens in substantially all of the Debtors' pre-petition personal property and first priority security interests in and mortgages on certain real estate owned by the Debtors (collectively, the "Chase Pre-Petition Collateral") pursuant to the Chase Agreements; and it further

         APPEARING, that without the financing proposed by the Motion, the Debtors will not have the funds necessary to pay their payroll, payroll taxes, inventory suppliers and other critical vendors, overhead and other expenses necessary for the continued operation of the Debtors' businesses and the management and preservation of the Debtors' assets and properties; and it further
         APPEARING, that the Debtors have requested that Agent and Lenders make loans and advances and provide other financial and credit accommodations to the Debtors in order to provide funds to be used by Frank's for its general operating, working capital and other business purposes in the ordinary course of Frank's business and for payment of the Chase Claim; and it further

         APPEARING, that all such additional loans, advances and other financial accommodations by Agent and Lenders will benefit the Debtors and their estates and creditors; and it further

         APPEARING, that the ability of the Debtors to continue their businesses and remain viable entities and thereafter reorganize under Chapter 11 of the Bankruptcy Code depends upon the Debtors obtaining such financing from Agent and Lenders; and it further

         APPEARING, that Frank's has prepared a Business Plan covering the period through January 31, 2002 (the "Business Plan"), which has been reviewed by Frank's and its management and sets forth, among other things, the working capital and other cash requirements of Frank's for the periods covered thereby, and has been relied upon by Agent and Lenders in determining to enter into post-petition financing arrangements with the Debtors; and it further

         APPEARING, that Agent and Lenders are willing to make loans and advances and issue letters of credit and extend other financial and credit accommodations to the Debtors on a secured and administrative priority basis as described herein and subject to the terms and conditions contained herein; and it further

         APPEARING, that the relief requested in the Motion is necessary, essential, and appropriate for the continued operation of the Debtors' businesses and the management and preservation of the Debtors' assets and properties and is in the best interests of the Debtors and their estates and creditors;

         NOW, THEREFORE, upon the record set forth by the Debtors, including the Motion, the other pleadings in this case, the record of the proceedings heretofore held before this Court with respect to the Motion and upon completion of the interim hearing and sufficient cause appearing therefor, the Court hereby finds as follows:

         A. The Debtors are unable to obtain unsecured credit allowable under
Section 503(b)(1) of the Bankruptcy Code, or pursuant to Sections 364(a) and (b) of the Bankruptcy Code.

         B. Despite diligent efforts, the Debtors are unable to procure other financing in exchange for the grant of an administrative expense priority pursuant to Bankruptcy Code Section 364(c)(1). As of the date of the Motion, Debtors have been unable to procure the financing necessary to continue as viable businesses on terms more favorable than those contained in the Financing Agreements. Based on the foregoing, it is improbable that the Debtors would be able to obtain any other financing in an amount sufficient to provide for Debtors' current and anticipated needs without granting the liens and security interest hereunder on all or substantially all of the Debtors' assets. Under the circumstances, no other source of financing exists on terms more favorable than those offered by Agent and Lenders.

         C. The notice of the hearing on the Motion constitutes sufficient and adequate notice in accordance with Bankruptcy Rules 4001(b), (c) and (d), and Bankruptcy Code Sections 102(1) and 364(c). No further notice of the relief sought in the Motion is required.

         D. Consideration of this Motion constitutes a "core proceeding" as defined in 28 U.S.C. ss. ss. 157(b)(2)(A), (D), (G), (K), (M) and (O). This
Court has jurisdiction over this proceeding and the parties and property affected hereby pursuant to 28 U.S.C.ss. ss. 157 and 1334. Venue is proper in this District under 28 U.S.C. Sections 1408 and 1409.

         E. Good, adequate and sufficient cause has been shown to justify the granting of the interim relief requested herein, and the immediate entry of this Interim Order.

         F. The relief granted by this Court pursuant to this Interim Order is necessary to avoid immediate and irreparable harm and injury to Debtors and their estates.

         G. The terms and conditions of the Financing Agreements are fair, just and reasonable under the circumstances and reflect Debtors' prudent business judgment consistent with their fiduciary duties, and are supported by reasonably equivalent value and fair consideration. Based on the record before this Court, the Financing has been negotiated in good faith and at arms' length by and between the parties, with all parties represented by counsel. Accordingly, any credit extended or financing provided pursuant to this Interim Order shall be deemed to have been extended or provided in good faith under Section 364(e) of the Bankruptcy Code.

         ACCORDINGLY, IT IS HEREBY ORDERED, ADJUDGED AND DECREED, that:

         1. The Motion is granted on an interim basis, effective as of the Entry of this Order. Any objections to the Motion which have not been withdrawn are hereby overruled. This Order shall be referred to as the "Interim Order."

         2. Sufficient and appropriate notice of the Motion and the hearing requesting the entry of this Interim Order has been provided.

         3. Pending final hearing on this Court's approval of the Financing Agreements and entry of a final order (the "Final Order"), the Debtors are hereby authorized and empowered to immediately borrow and obtain other financial accommodations from Agent and Lenders pursuant to the terms of this Interim Order and the terms and conditions set forth in the Financing Agreements, in such amount or amounts as may be made available to the Debtors by Agent and Lenders up to the aggregate amount of $75,000,000 in Advances (including any letters of credit) and including, without limitation, an amount sufficient to pay the Chase Claim in full and cash-collateralize any outstanding letters of credit issued under the Chase Agreements including any interest, fees, costs and expenses accruing under the Chase Agreements through the date of payment in accordance with the terms and conditions set forth in this Interim Order.

         4. Debtors shall use the proceeds of the loans and advances made by Agent and Lenders to Debtors pursuant to this Interim Order and the Financing Agreements, only for the payment of employee salaries, payroll, taxes, the purchase of inventory and other general operating and working capital purposes in the ordinary course of Debtors' businesses in accordance with the Business Plan and for payment of the Chase Claim.

         5. The Debtors are authorized and directed to enter into, execute, deliver, perform and comply and continue to perform and comply with all of the terms, conditions and covenants of the Financing Agreements including, without limitation, the Fee Letter, as may be amended from time to time by agreement of the Debtors and Agent (on behalf of Lenders) and such terms, conditions and covenants shall be sufficient and conclusive evidence of the borrowing arrangements between Debtors and Agent (on behalf of Lenders) and of the Debtors' agreement to and adoption of the terms, conditions and covenants of the Financing Agreements for all purposes, including, without limitation, the payment of all principal, interest, and fees and expenses, all as more fully set forth in the Financing Agreements. The executed Financing Agreements shall constitute valid and binding obligations of the Debtors enforceable in accordance with their respective terms.

         6. As security for the Obligations, the Agent and the Lenders shall have and are hereby granted (effective upon Entry of this Order and without the necessity of the recordation of mortgages, security agreements, pledge agreements, financing statements or otherwise) valid and perfected security interests in, and liens and mortgages (the "Liens"), upon all present and after-acquired property of the Debtors of any nature whatsoever, whether real or personal, including, without limitation, all cash contained in any account maintained by Debtors, accounts, accounts receivable, inventory, equipment, vehicles, furniture, fixtures, intellectual property, investment property, intercompany claims, contract rights, general intangibles, any and all amounts due from Hilco, including the so-called "Guaranteed Amount" and any amounts payable under letters of credit, and the proceeds of all causes of action (subject to the following clause (b)) (collectively with all proceeds and products of any or all of the foregoing, including proceeds of sale of real property, the "Collateral"):

                  (a) pursuant to Section 364(c)(2) of the Bankruptcy Code, a first priority, perfected Lien upon all of the Debtors' right, title and interest in, to and under all Collateral that is not otherwise encumbered by a valid security interest or lien on the Petition Date including, without limitation, upon the Core Properties appearing on the attached Exhibit A, Leasehold Interests, and property in which the Pre-Petition Lenders held or asserted a first priority security interest as of the Petition Date; and

                  (b) pursuant to Section 364(c)(3) of the Bankruptcy Code, a second priority, junior, perfected Lien upon all of the Debtors' right, title and interest in, to and under all Collateral that is subject to a valid security interest or lien in existence as of the Petition Date including, without limitation, upon the real property owned by the Debtors appearing on the attached Exhibit B (the "Second Priority Real Estate").

                  Notwithstanding anything to the contrary contained herein, the Agent and the Lenders shall not have or be granted a lien upon actions commenced pursuant to Bankruptcy Code Sections 544, 547, 548 and 550, all of which such actions and recoveries shall be preserved for the benefit of the Debtors' Estates.

         7. Agent and Lenders shall have all rights and remedies with respect to the Debtors, the Obligations and the Collateral as are set forth in the Financing Agreements and this Interim Order. All obligations of the Debtors to the Agent under the Financing Agreements and this Interim Order shall constitute "Senior Debt" within the meaning of and as defined by that certain Indenture dated as of February 26, 1998 among the Debtors and Bankers Trust Company, as Trustee.

         8. At Agent's discretion, the Financing Agreements shall be subject to termination as to any future loans, advances and other credit accommodations to be made or provided by Agent and Lenders to Debtors upon the occurrence of any Event of Default (as defined in the Financing Agreements) or the termination of Debtors' rights to borrow or obtain other credit accommodations from Agent and Lenders pursuant to the Financing Agreements or if sooner provided by an order of this Court.

         9. The Debtors have provided the Court and the Agent and Lenders with the Business Plan upon which the Agent and Lenders are relying in agreeing to enter into the Financing Agreements. The Debtors shall provide Agent and Lenders with additional and/or updated Business Plans in such form and such detail as may be reasonably requested by Agent. The Business Plan shall be filed with the Court under seal pursuant to Section 107 of the Bankruptcy Code; provided, however, that any official committee of unsecured creditors or pre-petition creditor that is not a competitor of the Debtors shall be entitled to obtain a copy of the Business Plan upon (i) the execution and delivery of a confidentiality agreement in form and substance acceptable to the Debtors, or
(ii) as may be ordered by the Court.

         10. Agent may, in its discretion, apply the proceeds of the Collateral or any other amounts received by Agent in respect of the Obligations, in such order or manner as Agent may deem appropriate.

         11. This Interim Order shall be sufficient and conclusive evidence of the priority, perfection and validity of all of the security interests and mortgages in and liens upon the property of the Debtors' estates granted to Agent (on behalf of Lenders) as set forth herein and in the Financing Agreements, without the necessity of filing, recording or serving any financing statements, leasehold mortgages, mortgages, deeds of trust, or other documents which may otherwise be required under federal or state law in any jurisdiction or the taking of any other action to validate or perfect the security interests and liens granted to Agent (on behalf of Lenders) in this Interim Order and the Financing Agreements. If the Agent shall, in its discretion, elect for any reason to file any such financing statements, leasehold mortgages, mortgages, deeds of trust, or other documents with respect to such security interests and liens, the Debtors are authorized and directed to execute, or cause to be executed, all such financing statements, mortgages or other documents upon Agent's request and the filing, recording or service thereof (as the case may be) of such financing statements, mortgages or similar documents shall be deemed to have been made at the time of and on the Petition Date. The Agent may, in its discretion, file a certified copy of this Interim Order in any filing or recording office in any county or other jurisdiction in which the Debtors have an interest in real or personal property and, in such event, the subject filing or recording officer is authorized and directed to file or record such certified copy of this Interim Order. The liens, security interests and mortgages granted Agent hereby shall be deemed valid and perfected notwithstanding the requirements of non-bankruptcy law with respect to perfection.

         12. Pursuant to Sections 363(b)(1) and 364(c)(2) of the Bankruptcy Code, any provisions in any of the Leasehold Interests or Permitted Mortgages that require the consent or approval of one or more of the Landlords or mortgagees in order for the Debtors to pledge or mortgage such Leasehold Interests or mortgage interests in accordance with the Financing Agreements are and shall be deemed to be inconsistent with the provisions of the Bankruptcy Code and are and shall have no force and effect with respect to the transactions granting the Agent an interest in Leasehold Interests and in the Second Priority Real Estate in accordance with the terms of the Financing Agreements.

         13. The Debtors are hereby authorized and directed to perform all acts, and execute and comply with the terms of such other documents, including, without limitation the Leasehold Mortgages as the Agent may reasonably require as evidence of and for the protection of the Obligations and the Collateral or which may be otherwise deemed necessary by Agent to effectuate the terms and conditions of this Interim Order and the Financing Agreements. The Debtors are authorized to pay reasonable costs and expenses related to the foregoing.

         14. The Debtors are authorized and directed to: (a) in accordance with the DDA Notification, deposit or cause to be deposited into the Concentration Account established for the benefit of the Agent and Lenders in accordance with the Financing Agreements, all collections and all other proceeds of the Collateral, including any sums payable to Debtors under the Hilco Agreement and any sums payable by credit card processors and any other payments received from their account debtors and other parties, now or hereafter obligated to pay Debtors for services provided by Debtors or for inventory or other property of the Debtors' estates, including without limitation, any amounts received on account of any sale or liquidation of any of the Debtors' inventory; and Agent is authorized to apply such payments and proceeds received by Agent (on behalf of Lenders) to the Obligations as set forth in this Interim Order and the Financing Agreements; (b) enter into similar arrangements with such other banks as are designated for such purposes pursuant to the Financing Agreements; (c) instruct, to the extent required by the Financing Agreements, all account debtors and other parties now or hereafter obligated to pay the Debtors for goods and services provided by Debtors to them or for inventory or other property of Debtors' estates in which Agent has a security interest or lien to remit such payments to the Concentration Account or, at Agent's election, directly to Agent; and (d) enter into such agreements as may be necessary to effectuate the foregoing. All financial institutions at which the Debtors maintain depository accounts shall remit funds to the Concentration Account each business day in accordance with the DDA Notification delivered by Agent.

         15. The Debtors are authorized and directed, without further order of this Court, to pay or reimburse Agent and Lenders for all present and future reasonable costs and expenses, including attorneys' fees and legal expenses, paid or incurred by Agent or Lenders to effectuate the financing transactions as provided in this Interim Order and the Financing Agreements, all of which unpaid fees, commissions, costs and expenses shall be and are included as part of the Obligations, and shall be secured by the Collateral.

         16. The automatic stay provisions of Section 362 of the Bankruptcy Code are vacated and modified to the extent necessary to permit Agent and Lenders to implement the terms and conditions of the Financing Agreements and the provisions of this Interim Order.

         17. The Debtors are authorized and directed to deliver to Agent all of the documentation and other information which Debtors are required to provide to Agent under the Financing Agreements and this Interim Order, including, without limitation, such reports, forecasts and other documentation required by Section
6.2 of the Loan and Security Agreement.

         18. For all of the Obligations, and in addition to the foregoing and subject only to the Carve-Out, Agent is granted an allowed super-priority administrative claim in accordance with Section 364(c)(1) of the Bankruptcy Code having priority in right of payment over any and all other obligations, liabilities and indebtedness of the Debtors, now in existence or hereafter incurred by Debtors and over any and all administrative expenses or priority claims of the kinds specified in, or ordered pursuant to any provision of the Bankruptcy Code, including Sections 105, 326, 328, 330, 331, 365, 503(b), 506(c), 507(a), 507(b), 546(c) or 726 and over all rights of set-off recognized under the Bankruptcy Code.

         19. Notwithstanding anything to the contrary contained in this Order, Agent's and Lenders liens, security interests and super-priority administrative expense claim shall be subject and subordinate only to (i) amounts payable pursuant to 28 U.S.C. ss. 1930(a)(6) and any fees payable to the clerk of the Court (collectively, the "UST/Clerk Fees"); and (ii) allowed, unpaid fees and expenses incurred during the time these Debtors are in Chapter 11 to attorneys, accountants, and other professionals retained in the Bankruptcy Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code ("Priority Professional Expenses"), but the amount entitled to priority under this sub-clause (ii) shall not exceed $2,000,000 outstanding in the aggregate at any time (the "Professional Expense Cap," and together with the UST/Clerk Fees, the "Carve Out"); provided, however, that: (A) after Agent has provided fax or hand-delivered notice to the Debtors of the occurrence of an Event of Default under the Financing Agreements or a default by Debtors under this Interim Order or the Final Order, any payments actually made to such professionals after the occurrence and during such continuance of such Event of Default or default hereunder pursuant to Sections 330 and 331 of the Bankruptcy Code or otherwise, shall reduce the Professional Expense Cap on a dollar-for-dollar basis; and (B) for the avoidance of doubt, any payment actually made to such professionals prior to the notice described in clause (A) above may be retained by such professionals and shall not reduce the Professional Expense Cap. The Carve Out shall be free and clear of all liens, claims and encumbrances granted hereunder and shall be subject only to the allowed claims of counsel to Debtors, counsel to any committee of creditors appointed pursuant to Section 1102 and other court appointed professionals ("Professionals") for such fees and expenses as may be awarded by this Court under Sections 330 and 331 of the Code, provided, however, the Carve Out cannot be used for the payment or reimbursement of any fees or disbursements of Debtors or any committee of creditors incurred in connection with the assertion or joinder in any claim, counter-claim, action, proceeding, application, motion, objection, defense or other contested matter, the purpose of which is to seek any order, judgment, determination or similar relief: (A) invalidating, setting aside, avoiding, subordinating, in whole or in part, the Obligations or Agent's and Lenders' liens and security interests in any of the Collateral; or (B) preventing, hindering or delaying, whether directly or indirectly, Agent's or Lenders' assertion or enforcement of its liens or realization upon any Collateral. Except as provided for in this paragraph, no other claim or right of set-off, including, without limitation any post-petition super-priority administrative claims granted by order of the Bankruptcy Court, shall be granted or allowed priority superior to or pari passu with the priority of the claims of Agent granted by this Interim Order while any of the Obligations remain outstanding.

         20. The Debtors shall not sell, transfer, lease, encumber or otherwise dispose of any portion of the Collateral without the prior written consent of Agent (and no such consent shall be implied, from any other action, inaction or acquiescence by Agent), except for sales of the Debtors' Inventory in the ordinary course of their businesses, or any storage or any distribution warehouse transfers or inter-store transfers of inventory, or as may be permitted by the Financing Agreements or otherwise consented to by Agent.

         21. The Debtors' having waived and relinquished all rights under and pursuant to Bankruptcy Code Section 506(c), no costs or expenses of administration which have or may be incurred (by the Debtors or any other party) in the Debtors' Chapter 11 cases, or in any conversion of the Chapter 11 cases, pursuant to Section 506(c) of the Bankruptcy Code, shall be charged against Agent or the Lenders, their claims, or the Collateral, without the prior written consent of Agent and no such consent shall be implied from any other action, inaction or acquiescence by Agent and no obligations incurred or payments or other transfers made by or on behalf of the Debtors, including, without limitation, funding of the payment of the Chase Claim, shall be avoidable or recoverable from Agent and Lenders under Sections 542, 544, 547, 548, 549, 550, 553 or any other provision of the Bankruptcy Code; provided, however, that nothing contained in this Interim Order or in the Financing Agreements shall constitute a release or waiver of any claims or causes of action that the Debtors or their estates have or may have against the Pre-Petition Lenders or the liens and claims relating to the Chase Agreements.

         22. An event of default under this Interim Order ("Event of Default") shall include an Event of Default under any of the Financing Agreements, including, without limitation, those Events of Default set forth in Section 8 of the Loan Agreement. Unless such Event of Default is specifically waived in writing by Agent, which waiver shall not be implied from any other action, inaction or acquiescence by Agent, upon or after the occurrence of an Event of Default and at all times thereafter, in accordance with the terms of the Financing Agreements, Agent shall have no obligation to lend or advance any additional funds to Debtors, or provide other financial accommodations to Debtors, and after giving five (5) business days notice in writing, served by overnight delivery service or fax upon Debtors, Debtors' counsel, counsel to any committee of creditors, a trustee if appointed and the United States Trustee: without need for further order or action of the Bankruptcy Court, (1) all of the Obligations shall become immediately due and payable, and (2) so long as no proceeding raising a good faith bono fide dispute as to whether an Event of Default has occurred which is filed within such five day period, is pending as to whether or not an Event of Default has occurred, Agent (on behalf of Lenders) shall be relieved from the automatic stay provided for pursuant to Section 362 of the Bankruptcy Code and any other restrictions on the enforcement of its Liens and security interests or any other rights under the Financing Agreements granted to or for the benefit of Agent and Lenders or pursuant to this Interim Order and Agent, in its discretion, may take any and all actions or remedies which Agent may deem appropriate to proceed against and realize upon the Collateral and any other property of the Debtors' estates upon which it has been or may hereafter be granted Liens and security interests to obtain repayment of the Obligations; in any proceeding regarding whether or not an Event of Default has occurred, the burden of proof shall be on the Agent (on behalf of the Lenders). Notwithstanding the terms of Section 8.2, 8.6, 8.10 or 8.21 of the Loan Agreement, the Agent (on behalf of the Lenders) shall not be entitled to the relief referred to in clause (2) of the proceeding sentence unless the Event of Default of any such Section is material. Once the Agent has provided notice of an Event of Default, a party seeking to challenge such notice shall file such challenge with the Court as soon as practicable, but in no event later then five (5) business days after such notice. After such challenge has been filed a hearing thereon shall be scheduled to occur within (2) business days.

         23. Until all of the Obligations shall have been indefeasibly paid and satisfied in full and without further order of the Court: (a) no other party shall foreclose or otherwise seek to enforce any lien or other right such other party may have in and to any property of the Debtors' estates upon which Agent holds or asserts a lien or security interest, provided, however, that any other party may bring any motion or pleading before the Court to seek any such relief;
(b) upon and after the occurrence of an Event of Default, Agent, in its discretion, in connection with a liquidation of any of the Collateral may use any real property, equipment, leases, trademarks, trade names, copyrights, licenses, patents or any other assets of Debtors which are owned by or subject to a lien of any third party and which are used by Debtors in their businesses; and (c) Agent, in its discretion, shall be authorized to enter, occupy and use any premises subject to any Leasehold Interest or Permitted Mortgage ("Leasehold"), and the furniture, fixtures and equipment located therein, for the purpose of conducting inventory liquidation sales, provided, that, (i) Agent shall pay rent at the rate provided in any applicable lease which may include charges for taxes, insurance, common area charges and utilities, but shall not include the amount of any unpaid rent or other charges due the Landlord as of the date thereof of the monthly rent and other charges including real estate taxes, insurance, common area charges and utilities, in an amount to be calculated on a pro-rated, per diem basis for each day that Agent actually occupies and uses any Leasehold and (ii) on or before thirty (30) days after the Closing Date (as defined in the Financing Agreements), the Debtors shall use their best efforts to obtain from landlords or mortgagees executed copies of access agreements in form and scope acceptable to Agent and relating to locations identified by Agent. Agent is hereby authorized to have the same access that the Debtors have and enjoy with respect to the Leaseholds.

         24. Upon the payment in full of all Obligations and termination of the rights and obligations arising under the Financing Agreements and this Interim Order, Agent and Lenders on the one hand and Debtors on the other shall each be released from any and all obligations, liabilities, actions, duties, responsibilities and causes of action with respect to one another pursuant to the terms of this Interim Order and/or the Financing Agreements.

         25. All advances and other financial accommodations under the Financing Agreements after the Petition Date are made in reliance on this Interim Order and there shall not at any time be entered in Debtors' Chapter 11 cases any order which (a) authorizes the use of cash collateral of Debtors in which Agent and Lenders have an interest, or the sale, lease, or other disposition of property of Debtors' estates in which the Agent and Lenders have a lien or security interest, or (b) under Section 364 of the Bankruptcy Code authorizing the obtaining of credit or the incurring of indebtedness secured by any lien equal or senior to any lien of Agent and Lenders, or (c) which has administrative claim status which is equal to or senior to that granted to Agent and Lenders herein; unless, Agent, prior to entry of such an order, shall have given its express prior written consent (and no such consent shall be implied, from any other action, inaction or acquiescence by Agent), or unless the Obligations, without limitation, shall first be indefeasibly paid in full, including all debts and obligations of Debtors to Agent and Lenders which arise or result from the obligations, loans, security interests and liens acknowledged and authorized herein; provided, however, that nothing contained in this paragraph 25 shall alter or effect the priority of the Priority Professional Expenses.

         26. The security interests and Liens granted to or for the benefit of Agent and Lenders hereunder and the rights of Agent and Lenders pursuant to this Interim Order shall not be altered, modified, extended, impaired or affected by any plan of reorganization of the Debtors and shall continue after confirmation and consummation of any plan until Agent and Lenders are indefeasibly paid in full.

         27. In making decisions to make advances to the Debtors under the Financing Agreements or to collect any of the Obligations of Debtors, Agent and Lenders shall not be deemed to be in control of the operations of Debtors or to be acting as a "responsible person" or "owner" or "operator" with respect to the operation or management of the Debtors including, without limitation, with respect to the Collateral and the real property subject to the Agent's liens or Leasehold Interests (as such terms, or any similar terms, are used in the United States Comprehensive, Environmental Response, Compensation and Liability Act, as amended or any similar or other federal or state statute).

         28. The provisions of this Interim Order shall inure to the benefit of the Debtors, the Agent and the Lenders and shall be binding upon, among other parties, the Debtors, Agent, the Lenders, the Pre-Petition Lenders, Bankers Trust Company, Hilco and their respective successors and assigns including any Chapter 11 Trustee, Chapter 7 Trustee, any committee, or other fiduciary hereafter appointed as a legal representative of the Debtors or with respect to property of the estates of Debtors and shall also be binding upon all creditors of Debtors and other parties in interest, including, without limitation, all Landlords and holders of Permitted Mortgages.

         29. If any or all of the provisions of this Interim Order are hereafter modified, vacated or stayed, such modification, vacation or stay shall not affect (a) the validity of any obligation, indebtedness or liability incurred by Debtors to Agent and Lenders prior to the effective date of such modification, vacation or stay, and any security interests, liens or priorities granted to or rights conferred upon the Agent and Lenders hereunder or (b) the validity or enforceability of any security interest, Lien, or priority authorized or created hereunder or pursuant to the Financing Agreements. Notwithstanding any such modification, vacation or stay, any indebtedness, obligations or liabilities incurred by Debtors to Agent and Lenders prior to the effective date of such modification, vacation or stay shall be governed in all respects by the original provisions of this Interim Order, and Agent and Lenders shall be entitled to all the rights, remedies, privileges and benefits granted herein and pursuant to the Financing Agreements with respect to all such indebtedness, obligations or liabilities. For purposes of Section 364(e) of the Bankruptcy Code, "appeal" shall include any proceeding for reconsideration, rehearing or reevaluation of this Interim Order by this court or any other tribunal. The obligations and indebtedness of Debtors to Agent and Lenders under this Interim Order and the Financing Agreements shall not be discharged by the entry of an order confirming any plan of reorganization in Debtors' bankruptcy cases or under the Bankruptcy Code, unless and until the Obligations are paid in full prior to or concurrently with the "effective date" of any such plan.

         30. The Debtors irrevocably waive any right to seek any modifications or extensions of this Interim Order without the prior written consent of Agent, and no such consent shall be implied by any other action, inaction or acquiescence by Agent.

         31. To the extent the terms and conditions of the Financing Agreements are in conflict with the terms and conditions of this Interim Order, the terms and conditions of this Interim Order shall control.

         32. The terms of the Financing Agreements and the terms of this Interim Order have been negotiated in good faith and at arm's length between Debtors, Agent and the Lenders, and any loans, advances or other financial and credit accommodations which are made or caused to be made to Debtors by Agent or the Lenders pursuant to the Financing Agreements are deemed to have been extended in good faith, as the term "good faith" is used in Section 364(e) of the Bankruptcy Code, and shall be entitled to the full protection of Section 364(e) of the Bankruptcy Code.

         33. No later than twenty-four (24) hours following the Entry of this Interim Order, the Pre-Petition Lenders shall provide the Debtors and Agent with a "Pay-Off Letter" substantially in the form attached hereto which sets forth the balance of the Chase Claim as of the date of such Pay-Off Letter.

         34. The Debtors shall utilize the proceeds of the initial borrowing under the Financing Agreements to retire (or cash-collateralize) the Debtors' obligations to the Pre-Petition Lenders. Upon the receipt by the Pre-Petition Lenders of the proceeds of the wire transfer of all amounts owed to the Pre-Petition Lenders as set forth in the Pay-Off Letter (the "Pay-Off"):

                  a. Any lien or security interest of the Pre-Petition Lenders on any asset of the Debtors shall be terminated and extinguished and of no force or effect whatsoever;

                  b. Chase as Collateral Agent (as defined in the Chase Agreements) shall, at the request and expense of the Debtors, promptly after receipt of the Pay-Off, deliver to Agent the stock certificates and promissory notes issued or pledged under the Chase Agreements, execute and deliver any Uniform Commercial Code termination statements, lien, releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and if applicable, in recordable form) as are reasonably necessary to release, as of record, the security interests, financing statements, and all other notices of security interests and liens previously field by Chase, as the Collateral Agent, with respect to the obligations under the Chase Agreements.

                  c. Chase, as Administrative Agent (as defined in the Chase Agreements), will, as promptly as practicable upon receipt of the Pay-Off, use its commercially reasonable effort to return to the Debtors the originals of any and all promissory notes and stock certificates, if any, previously delivered to Chase, as Administrative Agent, in connection with the Chase Agreements, duly marked "paid in full" or "cancelled" (or with written authorizations to so mark such documents after the Pay-Off actually occurs) as may be appropriate.

         35. Nothing contained herein shall be deemed to terminate or otherwise impair (i) those expense reimbursement, indemnification or other provisions of the Chase Agreements which by their terms survive the repayment of the obligations due thereunder, and the obligations of the Debtors with respect to any such provision shall constitute a super-priority administrative claim, subject only to the super-priority claims granted to Agent and Lenders and to the Carve-Out, or (ii) any other claim or cause of action of Chase or the Pre-Petition Lenders against the Debtors.

         36. The payment to the Pre-Petition Lenders, as provided in paragraph 34, shall be without prejudice to the right of Debtors or any Official Creditors' Committee appointed in these proceedings (the "Creditors' Committee") or any other appropriate party with standing to seek to (i) disallow or challenge the amount of the Pre-Petition Lenders' claims, (ii) avoid any security or collateral interest in the assets of the Debtors claimed by the Pre-Petition Lenders, (iii) otherwise challenge the validity, priority or extent of the Pre-Petition Lenders' liens and/or claims, (iv) disgorge all or any part of any payment or transfer made by the Debtors to the Pre-Petition

Lenders, or (v) obtain any other relief, legal or equitable, against the Pre-Petition Lenders or otherwise recover from the Pre-Petition Lenders on account of their relationship with the Debtors prior to the commencement of these proceedings; provided, however, any such rights shall be as against Pre-Petition Lenders only and not against Agent or the Lenders and the Obligations under the Financing Agreements shall not be subject to any such disallowance, avoidance, disgorgement or other relief on account of Debtors' payment of the Pre-Petition Lenders' claims; provided, further, however, that in the event that any or all payments to the Pre-Petition Lenders are disgorged, such disgorgement shall be without prejudice to any rights, claim and obligations of the Pre-Petition Lenders and any other party in interest under that certain Indenture dated as of February 26, 1998 among the Debtors and Bankers Trust Company, as Trustee, including, without limitation, the consequences of any subordination provisions. Any such proceeding shall set forth with reasonable particularity the basis and the reason why the Pre-Petition Lenders' claim should not have been paid in full in accordance with this Interim Order.

         37. Notwithstanding any provision of the Agency Agreement, dated as of December 1, 2000 (the "Agency Agreement"), between Hilco, as Agent, and Frank's, as Merchant: (a) Hilco shall not be free to pursue foreclosure and other remedies with respect to the Merchandise and the Proceeds (each as defined in the Agency Agreement) absent relief from the automatic stay under Section 362 of the Bankruptcy Code; and (b) the Debtors, as debtors in possession, shall be entitled (under Sections 105 and 362 of the Bankruptcy Code or otherwise) to object to any request for such relief or to seek to stay, enjoin or otherwise delay or impede Hilco's remedies against the Merchandise and the Proceeds, including, without limitation, Hilco's right to foreclose.

         38. The Debtors shall, on or before February 21, 2001, serve by (x) overnight courier copies of a notice of approval of this Interim Order, together with a copy of this Interim Order, to (i) the parties having been given notice of the emergency hearing, (ii) any other party which has filed a request for special notice with this Court and served such request on Debtors' counsel prior to such date, (iii) counsel for any statutory committee; and (iv) to all Landlords; provided, however, that counsel to the Creditors' Committee shall be served as soon as practicable after formation and retention and any party requesting notice shall be served as soon as practicable after receipt by Debtors' counsel of such request. The notice of approval of this Interim Order shall state that any party in interest objecting to the approval of the proposed Final Order shall file written objections with the United States Bankruptcy Court Clerk for the District of Maryland no later than March 2, 2001, which objections shall be served so that the same are received on or before noon of such date by the United States Trustee and the following counsel:

                  Counsel to Debtors:         Alan J. Lipkin
                                              Tonny K. Ho
                                              Willkie Farr & Gallagher
                                              787 Seventh Avenue
                                              New York, NY  10019
                                              Phone:  (212) 728-8000
                                              Fax:  (212) 728-8111

                                              and

                                              Martin Fletcher
                                              Whiteford, Taylor & Preston LLP
                                              Seven Saint Paul Street
                                              Baltimore, MD  21202-1626
                                              Phone:  (410) 347-8737
                                              Fax:  (410) 625-7510

                  Counsel to Agent:           Peter M. Palladino
                                              Douglas R. Gooding
                                              John F. Ventola
                                              Choate, Hall & Stewart
                                              Exchange Place
                                              53 State Street
                                              Boston, MA  02109
                                              Phone:  (617) 248-5000
                                              Fax:  (617) 248-4000

                                              and

                                          Nancy V. Alquist
                                          Ballard Spahr Andrews & Ingersoll, LLP
                                          300 East Lombard Street
                                          Baltimore, MD  21202-3268
                                          Phone:  (410) 528-5600
                                          Fax:  (410) 528-5650

         Counsel to Pre-Petition Lenders: Andrew DeNatale
                                          Evan C. Hollander
                                          White & Case LLP
                                          1155 Avenue of the Americas
                                          New York, NY  10036
                                          Phone:  (212) 819-8200
                                          Fax:  (212) 345-8113

         Counsel to Provisional Committee:

                                          Joel I. Sher
                                          Richard Goldberg
                                          Shapiro, Sher & Guinot
                                          Suite 2000
                                          36 S. Charles Street
                                          Baltimore, MD 21201
                                          Phone:  (410) 385-4277
                                          Fax:  (410) 385-1216

         39. FNC is authorized to execute and deliver the Parent Financing Documents and thereby guarantee all of the Frank's Obligations under the Financing Agreements. FNC's guarantee shall be secured by a lien on and security interest in all of FNC's assets and properties (including, without limitation, the capital stock of Frank's owned by FNC) in favor of the Agent on behalf of the Lenders.

         40. Each of the Debtors is authorized to perform all acts, to make, execute and deliver all instruments and documents, to retain all professionals, and to pay fees, expenses and all other amounts including, without limitation, payment of all title insurance premiums, title search costs and filing and recording fees required in connection with the Financing Agreements and the sale of real estate assets, and disbursements incurred prior to the Petition Date which may be required or necessary for their performance under the Financing Agreements, FNC Financing Documents and the related documents. Notwithstanding anything to the contrary contained in this Order, legal descriptions may be attached to this Interim Order in the event the Debtors or Agent or Lenders desire to record this Interim Order in connection with any transactions contemplated by the Financing Agreements. Any such recordation shall be exempt from any filing and recording fees, mortgage recording taxes, documentary stamp taxes, intangible taxes and similar taxes imposed upon such financing or recordation under any federal, state or local law.

         41. Paragraph 17 of the Bridge Stipulation and Order (I) Authorizing and Restricting Use of Cash Collateral Pursuant to 11 U.S.C.ss.363 and Bankruptcy Rule 4001(b); and (II) Granting Adequate Protection Pursuant to 11 U.S.C.ss.ss.361 and 363 is hereby incorporated by reference herein in its entirety.

         42. The final hearing to approve the proposed Final Order shall be held on March 6, 2001 at 10:00 a.m.

JFS
February 20, 2001                         /s/ James F. Schneider
                                          -----------------------------------
                                            UNITED STATES BANKRUPTCY JUDGE


cc:      Paul M. Nussbaum, Esq.
         Martin T. Fletcher, Esq.
         Whiteford, Taylor & Preston, L.L.P.
         7 Saint Paul Street, Suite 1400
         Baltimore, MD  21202-1626

         Alan Lipkin, Esq.
         Carollynn H.G. Pedreira, Esq.
         Steven Wilamowsky, Esq.
         Willkie Farr & Gallagher
         787 Seventh Avenue
         New York, NY  10019-6099

         Karen Moore, Esq.
         Mark Neal, Esq.
         Office of the United States Trustee
         300 West Pratt Street, Suite 350
         Baltimore, MD  21201

         Nancy V. Alquist
         Ballard Spahr Andrews & Ingersoll, LLP
         300 East Lombard Street
         Baltimore, MD  21202-3268

                                    EXHIBIT A

                                  SCHEDULE A-1

                                CORE PROPERTIES*



------------ -------------------------------------------------------------------
STORE        LOCATION
------------ -------------------------------------------------------------------
5            DEARBORN HTS., MI
------------ -------------------------------------------------------------------
26           COLUMBUS, OH
------------ -------------------------------------------------------------------
27           COLUMBUS, OH
------------ -------------------------------------------------------------------
28           FT. WAYNE, IN
------------ -------------------------------------------------------------------
29           FT. WAYNE, IN
------------ -------------------------------------------------------------------
30           UTICA, MI
------------ -------------------------------------------------------------------
45           BLOOMINGTON, MN
------------ -------------------------------------------------------------------
58           COLUMBUS, OH
------------ -------------------------------------------------------------------
81           GRANDVILLE, MI
------------ -------------------------------------------------------------------
84           CANTON, TWYP., MI
------------ -------------------------------------------------------------------
85           PORTAGE, MI
------------ -------------------------------------------------------------------
86           FLORENCE, KY
------------ -------------------------------------------------------------------
87           EVERGREEN PARK, IL
------------ -------------------------------------------------------------------
88           WAUKEGAN, IL
------------ -------------------------------------------------------------------
90           MERRILLVILLE, IN
------------ -------------------------------------------------------------------
92/401       CLINTON TWP. MI
------------ -------------------------------------------------------------------
93           LANSING, MI
------------ -------------------------------------------------------------------


------------------
* Street Addresses are shown on Schedule E-1

94           TOLEDO, OH
------------ -------------------------------------------------------------------
98           ST CHARLES, IL
------------ -------------------------------------------------------------------
102          PHILADELPHIA, PA
------------ -------------------------------------------------------------------
103          COON RAPIDS, MN
------------ -------------------------------------------------------------------
104          OWINGS MILLS, MD
------------ -------------------------------------------------------------------
105          EXTON, PA
------------ -------------------------------------------------------------------
107          NAPERVILLE, IL
------------ -------------------------------------------------------------------
110          CLEARWATER, FL
------------ -------------------------------------------------------------------
112          BLAINE, MN
------------ -------------------------------------------------------------------
113          NEW PORT RICHEY, FL
------------ -------------------------------------------------------------------
117          TAMPA, FL
------------ -------------------------------------------------------------------
118          FLINT, MI
------------ -------------------------------------------------------------------
119          LARGO, FL
------------ -------------------------------------------------------------------
134          BALDWIN, MO
------------ -------------------------------------------------------------------
141          BEDFORD PARK, IL
------------ -------------------------------------------------------------------
151          WARREN, MI
------------ -------------------------------------------------------------------
156          MICHIGAN CITY, IN
------------ -------------------------------------------------------------------
179          NORTHWOOD, OH
------------ -------------------------------------------------------------------
181          NORTON SHORES, MI
------------ -------------------------------------------------------------------
188          ST. PAUL, MN
------------ -------------------------------------------------------------------
199          SPRINGFIELD, OH
------------ -------------------------------------------------------------------
202          CINCINNATI, OH
------------ -------------------------------------------------------------------
213          BRADENTON, FL
------------ -------------------------------------------------------------------
214          FRANKLIN, OH
------------ -------------------------------------------------------------------


219          COLUMBUS, IN
------------ -------------------------------------------------------------------
240          HUBER HEIGHTS, OH
------------ -------------------------------------------------------------------
259          MISHAWAKA, IN
------------ -------------------------------------------------------------------
266          CINCINNATI, OH
------------ -------------------------------------------------------------------
267          SOUTH BEND, IN
------------ -------------------------------------------------------------------
286          SEA GIRT, NJ
------------ -------------------------------------------------------------------
297          ROUND LAKE BEACH, IL
------------ -------------------------------------------------------------------
605          W. LONG BRANCH, NJ
------------ -------------------------------------------------------------------
622          MILFORD, CT
------------ -------------------------------------------------------------------
624          KENVIL, NJ
------------ -------------------------------------------------------------------
625          HAZLET, NJ
------------ -------------------------------------------------------------------
638          HOWELL, NJ
------------ -------------------------------------------------------------------
645          TAUTON, MA
------------ -------------------------------------------------------------------
648          BROCKTON, MA
------------ -------------------------------------------------------------------

                                    EXHIBIT B

                                  SCHEDULE A-2

                          SECOND PRIORITY REAL ESTATE*



-------------- -----------------------------------------------------------------
    STORE                             LOCATION
-------------- -----------------------------------------------------------------
25             GRAND RAPIDS, MI
-------------- -----------------------------------------------------------------
32             COLUMBUS, OH
-------------- -----------------------------------------------------------------
33             GRAND RAPIDS, MI
-------------- -----------------------------------------------------------------
34             OKEMOS, MI
-------------- -----------------------------------------------------------------
65             ROSEVILLE, MN
-------------- -----------------------------------------------------------------
80             FLINT, MI
-------------- -----------------------------------------------------------------
99             BROOKHAVEN, PA
-------------- -----------------------------------------------------------------
100            JOLIET, IL
-------------- -----------------------------------------------------------------
101            DEPTFORD, NJ
-------------- -----------------------------------------------------------------
106            LIBERTYVILLE, IL
-------------- -----------------------------------------------------------------
135            BRIDGETON, MO
-------------- -----------------------------------------------------------------
139            ST. CHARLES, IL
-------------- -----------------------------------------------------------------
140            LAKE ZURICH, IL
-------------- -----------------------------------------------------------------
142            CINCINNATI, OH
-------------- -----------------------------------------------------------------
163            CRYSTAL LAKE, IL
-------------- -----------------------------------------------------------------
167            SCHAUMBURG, IL
-------------- -----------------------------------------------------------------
168            BATTLE CREEK, MI
-------------- -----------------------------------------------------------------

-----------------
* Street Addresses are shown on Schedule E-1


205            LOUISVILLE, KY
-------------- -----------------------------------------------------------------
208            LOUISVILLE, KY
-------------- -----------------------------------------------------------------
244            EDEN PRAIRIE, MN
-------------- -----------------------------------------------------------------
245            EAGAN, MN
-------------- -----------------------------------------------------------------
265            ST. CHARLES, MO
-------------- -----------------------------------------------------------------
277            BLOOMFIELD, MI
-------------- -----------------------------------------------------------------
601            HUNTINGTON, NY
-------------- -----------------------------------------------------------------
623            STATEN ISLAND, NY
-------------- -----------------------------------------------------------------
626            BRICK TOWN, NJ
-------------- -----------------------------------------------------------------
628            BRIDGEWATER, NJ
-------------- -----------------------------------------------------------------
631            BRANFORD, CT
-------------- -----------------------------------------------------------------
633            SOUTHINGTON, CT
-------------- -----------------------------------------------------------------
636            FARMINGTON, CT
-------------- -----------------------------------------------------------------
639            KINGSTON, NY
-------------- -----------------------------------------------------------------
643            EAST HARTFORD, CT
-------------- -----------------------------------------------------------------

                                    EXHIBIT B

                                     Dockets

                             U.S. BANKRUPTCY COURT

                        DISTRICT OF MARYLAND (BALTIMORE)


- Bankruptcy Petition #: 01-52415 Date filed: 2/19/01
- Assigned to: James F. Schneider
- Chapter 11, voluntary, asset


          ----------------------------------------------------     ---------------------------------------------------------
                               *PARTIES*                                                 *ATTORNEYS*
          ----------------------------------------------------     ---------------------------------------------------------
          FRANK'S NURSERY & CRAFTS, INC.                           PAUL M. NUSSBAUM
          dba                                                      Whiteford, Taylor & Preston
          Frank's Nursery & Crafts                                 7 St. Paul St.,  #1400
          dba                                                      Baltimore, MD 21202
          Halloween By Frank's                                     410-347-8700
          dba
          In the Garden By Frank's
          dba
          Frank's Supercrafts
          dba
          Christmas By Frank's
          dba
          Frank's Kids Corner
          dba
          Frank's 5 Seasons
          1175 West Long Lake
          Troy, MI 48098
          Tax ID: 38-1561374
          *Debtor*

                               DOCKET PROCEEDINGS

  DATE                           DOC. NO.                                      DOCKET ENTRY
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 2/19/01                            1       Voluntary Petition missing documents: Statement of Financial
                                            Affairs Schedule A Schedule B Schedule C Schedule D Schedule E
                                            Schedule F Schedule G Schedule H Due on 3/6/01, Disclosure
                                            statement due 6/19/01 Chapter 11 Plan due 6/19/01; Proof of Claim
                                            (gov) Deadline: 8/18/01 (Filing Fee $830.00 Receipt # 392102)
                                            (donn) [EOD 02/20/01]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 2/19/01                            2       Motion by Debtor Frank's Nursery & Crafts, Inc. For Order
                                            Determining Adequate Assurance of Payment for Future Utility
                                            Services AND Prohibiting Utility Companies from Altering, Refusing, or Discontinuing Service to the Debtors Pursuant to Section 366 of
                                            the Bankruptcy Code (donn) [EOD 02/20/01]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 2/19/01                            3       Motion For Authorization to Pay Certain Pre-Petition Wages,
                                            Salaries and Other Compensation; Employee Medical and Similar
                                            Benefits; Reimbursable Employee Expenses; Ordinary Course
                                            Performance Payments; Retention Payments; Other Miscellaneous
                                            Employee Expenses and Benefits Filed by Debtor Frank's Nursery &
                                            Crafts, Inc. (donn) [EOD 02/20/01]
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
2/19/01       4       Motion By Debtor Frank's Nursery & Crafts, Inc. For Joint
                      Administration of Cases 01-52415 and 01-52416. (donn)
                      [EOD 02/20/01]
---------------------------------------------------------------------------------
2/19/01       5       Motion By Debtor Frank's Nursery & Crafts, Inc. For Orders
                      Pursuant to Bankruptcy Code Sections 105, 107, 362, and
                      364 and Bankruptcy Rules 2002, 4001, and 9014 Authorizing
                      Debtors-In-Possession to Obtain Secured Super-Priority
                      Post-Petition Financing on an Interim and Final Basis;
                      Approving Agreements Relating to Foregoing; Scheduling a
                      Hearing and Proscribing Form and Manner of Notice; and
                      Granting Related Relief, Including Approval of a Cash
                      Collateral Stipulation With Chase. (donn) [EOD 02/20/01]
---------------------------------------------------------------------------------
2/19/01       6       Application By Debtor Frank's Nursery & Crafts, Inc. To
                      Employ Paul Nussbaum and his firm Whiteford, Taylor &
                      Preston LLP as Counsel and verified statement of proposed
                      party. (donn) [EOD 02/20/01]

---------------------------------------------------------------------------------
2/19/01       7       Application By Debtor Frank's Nursery & Crafts, Inc. To
                      Employ Alan J. Lipkin and his firm Willkie Farr &
                      Gallagher as Counsel. (donn) [EOD 02/20/01]

---------------------------------------------------------------------------------
2/19/01       8       Application By Debtor Frank's Nursery & Crafts, Inc. To
                      Employ Robert J. Rock and his firm Jay Alix & Associates
                      as Financial Consultants. (donn) [EOD 02/20/01]

---------------------------------------------------------------------------------
2/20/01       9       Order Granting [2-1] Motion For Order Determining Adequate
                      Assurance of Payment for Future Utility Services AND
                      Prohibiting Utility Companies from Altering, Refusing, or
                      Discontinuing Service to the Debtors Pursuant to Section
                      366 of the Bankruptcy Code by Frank's Nursery & Crafts,
                      Inc. (donn) [EOD 02/20/01]
---------------------------------------------------------------------------------



                              REPORT CRITERIA
           ------------------------------------------------------
           CASE NUM:                 01-52415
           ------------------------------------------------------
           FILED BETWEEN:            01/01/31 and 02/21/01
           ------------------------------------------------------

                               END OF REPORT


--------------------------------------------------------------------------------

    ------------------------------------------------------------------------
                               PACER SERVICE CENTER
    ------------------------------------------------------------------------
                               TRANSACTION RECEIPT
    ------------------------------------------------------------------------
                              02/21/2001 10:36:19
    ------------------------------------------------------------------------
     PACER LOGIN:           wt0006            CLIENT CODE:       0-6072
    ------------------------------------------------------------------------
     DESCRIPTION:           docket report     CASE NUMBER:       2001-52415
    ------------------------------------------------------------------------
     BILLABLE PAGES:        2                 COST:              0.14
    ------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          ---------------------------

                                                                     EXHIBIT E-1

--------------------------------------------------------------------------------


                                AGENCY AGREEMENT

                                   Dated as of

                                December 1, 2000

                                     Between

                         HILCO MERCHANT RESOURCES, LLC,
                                    as Agent

                                       and

                         FRANK'S NURSERY & CRAFTS, INC.
                                   as Merchant


--------------------------------------------------------------------------------

Section 1. Defined Terms ............................................................. 1

Section 2. Appointment Of Agent ...................................................... 2

Section 3. Consideration To Merchant And Agent ....................................... 2
     3.1 Payment(S) To Merchant ...................................................... 2
     3.2 Compensation To Agent ....................................................... 4
     3.3 Time Of Payments ............................................................ 4
     3.4 Security .................................................................... 5
     3.5 Conversion to Cash

7

SECTION 4.      EXPENSES OF THE SALE.

     4.1 Expenses .................................................................... 7
     4.2 Payment Of Expenses .........................................................10

Section 5. Inventory Valuation; Merchandise ..........................................10
     5.1 Inventory Taking ............................................................10
     5.2 Merchandise Subject To This Agreement .......................................11
     5.3 Valuation ...................................................................13
     5.4 Excluded Goods ..............................................................14

Section 6. Sale Term .................................................................14
    6.1 Term..........................................................................14
    6.2 Vacating The Stores ..........................................................15
    6.3 Gross Rings ..................................................................15

Section 7. Sale Proceeds .............................................................16
    7.1 Proceeds .....................................................................16
    7.2 Deposit Of Proceeds ..........................................................16
    7.3 Credit Card Proceeds .........................................................17

Section 8. Conduct Of The Sale .......................................................18
    8.1 Rights Of Agent ..............................................................18
    8.2 Terms Of Sales To Customers ..................................................19
    8.3 Sales Taxes ..................................................................19
    8.4 Supplies .....................................................................20
    8.5 Returns Of Merchandise .......................................................20
    8.6 Intentionally Deleted ........................................................21
    8.7 Compliance With Law ..........................................................21
    8.8 Sale Reconciliation ..........................................................22
    8.9 Force Majeure ................................................................22

Section 9. Employee Matters............................................................................23
  9.1 Merchant's Employees.............................................................................23
  9.2 Termination Of Employees.........................................................................23
  9.3 Payroll Matters..................................................................................24
  9.4 Employee Retention Bonuses.......................................................................24

Section 10. Conditions Precedent.......................................................................24

Section 11. Representations, Warranties And Covenants..................................................26
  11.1 Merchant Representations, Warranties And Covenants..............................................26
  11.2 Agent Representations And Warranties............................................................32

Section 12. Insurance..................................................................................33
  12.1 Merchant's Liability Insurance..................................................................33
  12.2 Merchant's Casualty Insurance...................................................................34
  12.3 Agent's Insurance...............................................................................34
  12.4 Worker's Compensation Insurance.................................................................35
  12.5 Risk Of Loss....................................................................................35

Section 13. Indemnification............................................................................36
  13.1 Merchant Indemnification........................................................................36
  13.2 Agent Indemnification...........................................................................37

Section 14. Defaults...................................................................................38

Section 15. Bankruptcy Agreements And Waivers..........................................................38

Section 16. Sale Of Ff&E...............................................................................39

Section 17. Grant Of Security Interest.................................................................39

Section 18. Miscellaneous..............................................................................40
  18.1  Notices........................................................................................40
  18.2  Governing Law; Consent To Jurisdiction.........................................................40
  18.3  Termination....................................................................................41
  18.4  Entire Agreement...............................................................................41
  18.5  Amendments.....................................................................................41
  18.6  No Waiver......................................................................................41
  18.7  Successors And Assigns.........................................................................42
  18.8  Execution In Counterparts; Facsimile...........................................................42
  18.9  Section Headings...............................................................................42
  18.10 Survival.......................................................................................42
  18.11 Severability...................................................................................42


                                      (ii)

                                LIST OF EXHIBITS

                  EXHIBIT                     DESCRIPTION
                  Exhibit 1                   The Stores
                  Exhibit 3.1                 Merchandise Threshold
                  Exhibit 3.1(a)              Immediate On Order Merchandise
                  Exhibit 3.4                 Letters of Credit
                  Exhibit 4.1                 Occupancy Expenses
                  Exhibit 5.1                 Inventory Taking Procedures
                  Exhibit 8.7                 Merchant's Employee Rules
                  Exhibit 9.3                 Employee Payroll and Benefits
                  Exhibit 11.1(e)             Not Included
                  Exhibit 11.1(f)             Not Included
                  Exhibit 11.1(m)             Historic Sales
                  Exhibit 11.1(q)             Severance Package
                  Exhibit 11.1(s)             Labor Matters
                  Exhibit 11.1(v)             Aggregate Prices of Merchandise
                  Exhibit 12.1                Merchant Liability Insurance
                  Exhibit 12.2                Merchant Casualty Insurance
                  Exhibit 12.3                Agent's Liability Insurance


                                AGENCY AGREEMENT

         This Agency Agreement is made as of this 1st day of December, 2000, by and between HILCO MERCHANT RESOURCES, LLC, a Delaware limited liability company with a principal place of business at 5 Revere Drive, Suite 206, Northbrook, Illinois 60062 (the "Agent") and FRANK'S NURSERY & CRAFTS, INC. a corporation with a principal place of business at 1175 West Long Lake Road, Troy, Michigan 48098 (the "Merchant").

                                    RECITALS


         WHEREAS, the Merchant desires that the Agent act as the Merchant's exclusive agent for the limited purpose of selling all of the Merchandise (as hereinafter defined) located in Merchant's 44 retail store location(s) listed on
Exhibit 1 attached hereto (each individually a "Store," and collectively the "Stores"), by means of a promotional, store closing, or similar sale (as further described below, the "Sale").

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent and the Merchant hereby agree as follows:

         Section 1. Defined Terms. The terms set forth below are defined in the referenced sections of this Agreement:


Defined Term                              Section Reference
Agency Accounts                           Section 7.2
Agency Documents                          Section 11.1(b)
Agent                                     Preamble
Agent Letter of Credit                    Section 3.4
Agent Claim                               Section 12.5
Agent Indemnified Parties                 Section 13.1
Benefits Cap                              Section 4.1
Central Service Expenses                  Section 4.1


Clearance Merchandise                        Section 5.2(b)
Defective Merchandise                        Section 5.2(b)
Excluded Benefits                            Section 4.1
Expenses                                     Section 4.1
FF&E                                         Section 5.2(a)
Guaranteed Amount                            Section 3.1(a)
Gross Rings                                  Section 6.3
Immediate On Order Merchandise               Section 3.1(a)
Initial Payment                              Section 3.3
Inventory Date                               Section 5.1
Inventory Taking                             Section 5.1
Merchant Letter of Credit                    Section 3.4
Merchandise                                  Section 5.2(a)
Merchandise Threshold                        Section 3.1(b)
Merchant                                     Preamble
Merchant Consignment Goods                   Section 5.4
Occupancy Agreements                         Section 8.7
Occupancy Expenses                           Section 4.1
Out of Season Merchandise                    Section 5.2(b)
Proceeds                                     Section 7.1
Remaining Stores                             Section 8.4
Retail Price                                 Section 5.3
Retained Employee                            Section 9.1
Retention Bonus                              Section 9.4
Returned Merchandise                         Section 8.5
Sale                                         Recitals
Sale Commencement Date                       Section 6.1
Sale Term                                    Section 6.1
Sale Termination Date                        Section 6.1
Sales Taxes                                  Section 8.3
Store(s)                                     Recitals
Supplies                                     Section 8.4
Value Added Merchandise                      Section 5.2(b)
WARN Act                                     Section 9.1

         Section 2. Appointment of Agent. The Merchant hereby appoints the Agent, and the Agent hereby agrees to serve, as the Merchant's exclusive agent for the limited purpose of conducting the Sale in accordance with the terms and conditions of this Agreement.

         Section 3. Consideration to Merchant and Agent.

                  3.1 Payment(s) to Merchant.

                  (a) (i) As a guaranty of Agent's performance hereunder, Merchant shall receive from Agent the sum of 42.15% of the aggregate Retail Price of the Merchandise, except for (a) fresh, current new in-season Merchandise which is consistent as to type, quality and mix as Merchandise presently located at the Stores and which is described on Exhibit 3.1(a) hereto received at the Stores after the Sale Commencement Date and prior to December 18, 2000 (the "Immediate On Order Merchandise"), as to which Agent shall pay to Merchant the lower of (x) 42.15% of the aggregate Retail Price thereof or (y) Merchant's actual cost therefor, and (b) any Merchandise received at the Stores on and after December 19, 2000, as to which the percentage of the aggregate Retail Price to be paid shall be the product of 42.15% times the complement of the then prevailing Sale discount at the time of the receipt of such Merchandise at the Stores (the "Guaranteed Amount").

                      (ii) Agent shall pay to Merchant the Guaranteed
Amount in the manner and at the times specified in Section 3.3 below. The Guaranteed Amount will be calculated based upon (A) the final certified report of the inventory taking service after verification and reconciliation thereof by Agent and Merchant, (B) the aggregate amount of Gross Rings, and (C) reconciliation by Merchant and Agent of Immediate On order Merchandise and On Order Merchandise received at the Stores in the manner provided herein.

                  (b) The Guaranteed Amount has been calculated and agreed upon based upon Merchant's representation that the aggregate Retail Price of the Merchandise as of the Sale Commencement Date will not be less than $33,000,000 (the "Merchandise Threshold"), that all such Merchandise will conform to Merchant's representations and warranties contained herein, and that no representations, warranties or covenants of Merchant hereunder have been breached. Merchant and Agent agree that in the event that the final report of the inventory taking service indicates that the Retail Price of Merchandise is less than the Merchandise Threshold, then the percentage on which the Guaranteed Amount is based shall be reduced as provided in Exhibit 3.1 attached hereto; provided, however, under no circumstances will the aggregate Retail Price of the Merchandise be more than $36,000,000 or less than $32,000,000.

                  3.2 Compensation to Agent. Agent shall receive as its compensation for services rendered to Merchant all remaining Proceeds after payment of Expenses, the Guaranteed Amount, and all other amounts payable to Merchant from Proceeds hereunder ("Agent's Fee").

         Provided that no Event of Default has occurred and continues to exist on the part of the Agent, all Merchandise remaining at the conclusion of the Sale shall become the property of Agent, free and clear of all liens, claims and encumbrances of any kind or nature. Agent agrees not to sell such Merchandise to any direct competitors of Merchant or sell in markets in which Merchant continues to operate stores. Agent also agrees to remove the Frank's label from any such Merchandise to be sold in bulk.

                  3.3 Time of Payments. During the Sale, Proceeds shall be applied first to pay Expenses, second to pay the Guaranteed Amount and third to pay Agent's Fee. After the Guaranteed Amount has been paid in full, Agent shall receive weekly disbursements of Proceeds. In the event that the aggregate Proceeds received by Merchant from the Sale after conclusion of the final reconciliation pursuant to Section 8.8 hereof do not exceed the sum of the Guaranteed Amount plus the Expenses paid by Merchant or paid out of Proceeds, then within ten (10) days of the conclusion of the final reconciliation Agent shall pay an amount equal to the difference to Merchant.

         All payments by either party hereunder shall be by wire transfer of immediately available funds. Merchant agrees that any amounts due by Agent to Merchant pursuant to this Section 3 may in Agent's discretion be offset by the amount of Proceeds which have not, as of the applicable date of payment by Agent to Merchant, been transferred by Merchant to Agent.

                  3.4 Security.

                  (a) To secure payment of the Guaranteed Amount, Expenses and any other amounts due from Agent to Merchant hereunder, Agent shall deliver to Merchant an irrevocable standby letter of credit in the original face amount of $15,500,000 naming Merchant as beneficiary, substantially in the form of
Exhibit 3.4(a) attached hereto (the "Agent Letter of Credit"). The Agent Letter of Credit shall be delivered no later than two (2) business days following the Sale Commencement Date, shall be issued by a bank selected by Agent and reasonably acceptable to Merchant, and shall contain terms, provisions and conditions mutually acceptable to Agent and Merchant. In the event that Agent shall fail to pay to Merchant any amount required to be paid hereunder, Merchant shall be entitled to draw on the Agent Letter of Credit to fund such amount following five (5) days written notice to Agent of Merchant's intention to do so, provided that no material default or Event of Default has then occurred on the part of the Merchant hereunder. The Agent Letter of Credit shall expire on May 15, 2001, provided that in the event that Agent shall have paid to Merchant all amounts due hereunder prior to such date, Merchant agrees to surrender the original Agent Letter of Credit to the issuer thereof together with written notification that the Agent Letter of Credit may be terminated. Merchant and Agent agree that following payment of the Guaranteed Amount in full, the face amount of the Agent Letter of Credit shall be reduced to $750,000.

                  (b) To secure payment of the Agent's Fee, Expenses paid by Agent and not reimbursed out of Proceeds and any other obligations of or amounts due from Merchant to Agent hereunder, Merchant shall deliver to Agent an irrevocable standby letter of credit in the original face amount of $2,200,000 naming Agent as beneficiary, substantially in the form of Exhibit 3.4(b) attached hereto (the "Merchant Letter of Credit"). The Merchant Letter of Credit shall be delivered no later than two (2) business days following the Sale Commencement Date, shall be issued by a bank selected by Merchant and reasonably acceptable to Agent, and shall contain terms, provisions and conditions mutually acceptable to Agent and Merchant. In the event that Merchant shall fail to pay to Agent any amount required to be paid hereunder, Agent shall be entitled to draw on the Merchant Letter of Credit to fund such amount following five (5) days written notice to Merchant of Agent's intention to do so (no notice shall be required in the event Merchant has commenced a bankruptcy proceeding), provided that no material default or Event of Default has then occurred on the part of the Agent hereunder. The Merchant Letter of Credit shall expire on May 15, 2001, provided that in the event that Merchant shall have paid to Agent all amounts due hereunder prior to such date, Agent agrees to surrender the original Merchant Letter of Credit to the issuer thereof together with written notification that the Merchant Letter of Credit may be terminated. Agent also agrees to terminate the Merchant Letter of Credit within ninety-one (91) days after Merchant grants Agent a properly perfected first-priority security interest in the Merchandise and Proceeds as referenced in Section 17 hereof and provides Agent with control of the Proceeds of the Sale in accordance with
Section 7.2(a) hereof. 3.5

                           Conversion to Cash Deal. In the event that Merchant
grants Agent a properly perfected first-priority security interest in the Merchandise and Proceeds as referenced in Section 17 hereof and provides Agent with control of the Proceeds of the Sale in accordance with Section 7.2(a) hereof, Agent shall pay to Merchant within five (5) days thereof (a) if the final reconciliation of the report of the inventory taking service has been finalized by Merchant and Agent, the balance of the Guaranteed Amount not previously paid from Proceeds or (b) if the final reconciliation of the report of the inventory taking service has not been finalized by Merchant and Agent (the "Initial Payment"), 75% of the estimated the balance of the Guaranteed Amount not previously paid from Proceeds based upon the Merchant's books and records as of the date thereof. Thereafter in the event of payment of only the Initial Payment, within two (2) business days of the reconciliation by Merchant and Agent of the final inventory report by the inventory taking service, Agent shall pay to Merchant the unpaid balance of the Guaranteed Amount or, to the extent that Agent's payment on account of the estimated Guaranteed Amount exceeds the actual Guaranteed Amount, Merchant shall reimburse such excess to Agent. Merchant Agent shall complete the final reconciliation by December 29, 2000, unless otherwise agreed by both parties.

         Section 4.

                  4.1 Expenses. Agent shall be responsible for all Expenses incurred in conducting the Sale; provided, however, that such Expenses shall be paid using Proceeds of the Sale to the extent that such Proceeds are sufficient to make such payments. Agent shall have sole discretion with respect to the amount and type of Expenses utilized during the Sale Term. As used herein, "Expenses" shall mean Store-level operating expenses of the Sale which arise during the Sale Term at the Stores limited to the following:

                  (a) base payroll for Retained Employees for actual days/hours worked in the conduct of the Sale and the costs of Merchant's retention program for part-time workers that are retained employees over and above Merchant's cost of $120,000;

                  (b) amounts actually payable in respect of FICA, unemployment taxes, worker's compensation and health care insurance benefits for Retained Employees (excluding vacation days or vacation pay, sick days or sick leave, maternity leave or other leaves of absence, termination or severance pay, union dues, pension benefits, ERISA coverage and similar contributions), in an amount not to exceed 16% of base payroll for each Retained Employee (the "Benefits Cap");

                  (c) 50% of the fees and costs of the inventory taking service to conduct the Inventory Taking;

                  (d) Agent's supervision fees and expenses (including, without limitation, travel costs and bonuses);

                  (e) advertising and signage expenses (at Merchant's contract rates, if available);

                  (f) long distance telephone expenses incurred in the conduct of the Sale;

                  (g) credit card and bank card fees and discounts (at Merchant's customary rates), chargebacks, bad check fees, cash shortages in registers and courier services;

                  (h) costs of security personnel in the Stores;

                  (i) a pro-rata portion of Merchant's casualty insurance premiums attributable to the Merchandise;

                  (j) costs of transfers of Merchandise during the Sale Term other than transfers of Immediate On Order Merchandise to the Stores (which shall be borne by Merchant);

                  (k) Retention Bonuses as described in Section 9.4 below;

                  (l) Agent's cost of capital and letter of credit fees and Merchant's letter of credit fees;

                  (m) Agent's legal fees and expenses;

                  (n) costs and expenses of additional Supplies other than those located at the Stores;

                  (o) Occupancy Expenses, limited on a per diem per Store basis and limited to those amounts and categories as described in Exhibit 4.1 attached hereto; and

                  (p) the costs and expenses of providing such additional services which the Agent in its sole discretion deems appropriate.

         "Expenses" shall not include: (i) Excluded Benefits; (ii) any rent or occupancy expenses related to the Stores other than Occupancy Expenses; (iii) Central Service Expenses; (iv) costs of obtaining all permits, licenses, consents and approvals required under Sections 10(a) and 10(b) hereof, (v) any costs, expenses and liabilities that would otherwise constitute "Expenses" hereunder but that were not disclosed to Agent prior to the date of this Agreement; and (vi) any other costs, expenses or liabilities payable by Merchant, all of which shall be paid by Merchant promptly when due for and during the Sale Term.

         As used herein, the following terms have the following respective meanings:

                  "Central Service Expenses" means costs and expenses for Merchant's central administrative services necessary for the Sale, including, but not limited to, sales audit, MIS services, POS systems, payroll processing, cash reconciliation, inventory processing and handling, and data processing and reporting.

                  "Excluded Benefits" means (i) vacation days or vacation pay, sick days or sick leave, maternity leave or other leaves of absence, termination or severance pay, union dues, pension benefits, ERISA coverage and similar contributions, and (ii) payroll taxes, worker's compensation and health insurance benefits in excess of the Benefits Cap.

                  "Occupancy Expenses" means base rent, percentage rent, HVAC, utilities, CAM, real estate and use taxes, merchant's association dues, and building insurance relating to the Stores.

                  4.2 Payment of Expenses. All Expenses incurred during each week of the Sale (i.e. Monday through Sunday) shall be offset from Proceeds held by Merchant or Agent, or if such Proceeds are insufficient to fund such Expenses, then the difference shall be paid by Agent subject to reimbursement from subsequent Proceeds, immediately following the weekly Sale reconciliation by Merchant and Agent pursuant to Section 8.8 below, based upon invoices and other documentation reasonably satisfactory to Agent.

         Section 5. Inventory Valuation; Merchandise.

                  5.1 Inventory Taking. Merchant and Agent shall cause to be taken (i) a Retail Price physical inventory, and (ii) an "SKU" inventory of the Merchandise (the "Inventory Taking") commencing at the close of business at each of the Stores on a date mutually agreed upon by Agent and Merchant, but in no event later than December 14, 2000 (the date of the Inventory Taking at each Store being the "Inventory Date" for such Store). Merchant and Agent shall jointly employ RGIS or another mutually acceptable inventory taking service to conduct the Inventory Taking. Agent shall be responsible for 50% of the costs and fees of the inventory taking service as an Expense hereunder, and the balance of such costs and fees shall be paid by Merchant. Except as provided in the immediately preceding sentence, Merchant and Agent shall bear their respective costs and expenses relative to the Inventory Taking. Merchant and Agent shall each have representatives present during the Inventory Taking, and shall each have the right to review and verify the listing and tabulation of the inventory taking service. Merchant agrees that during the conduct of the Inventory Taking at each Store such Store shall be closed to the public and no sales or other transactions shall be conducted. The procedures to be used in the conduct of the Inventory Taking and its verifications are set forth on Exhibit 5.1 attached hereto. In order to facilitate the Inventory Taking, Merchant agrees to make its SKU data files and related computer hardware and software available to Agent and the inventory taking service commencing prior to the Inventory Date.

                  5.2 Merchandise Subject to this Agreement.

                  (a) For purposes of this Agreement, "Merchandise" shall mean all: (i) finished goods inventory that is located at the Stores as of the Sale Commencement Date, including, (A) Defective Merchandise, (B) Out of Season Merchandise, (C) Clearance Merchandise, (D) Value Added Merchandise and (E) Merchandise subject to Gross Rings; (ii) Christmas Clearance Merchandise; (iii) Immediate On Order Merchandise; and (iv) On Order Merchandise. Notwithstanding the foregoing, "Merchandise" shall not include: (1) goods which belong to sublessees, licensees or concessionaires of Merchant; (2) firearms, ammunition, alcohol, tobacco products and prescription medicines (unless (x) such products may be sold by Agent pursuant to law, (y) Agent has obtained all licenses, permits and governmental consents required therefor, and (z) in the case of firearms, ammunition and prescription medicines, Merchant shall throughout the Sale Term provide Agent with a sufficient number of employees who have obtained all requisite permits, licenses, authorizations and training with regard to the sale of the same); (3) goods held by Merchant on memo, on consignment, or as bailee; (4) defective goods for which Merchant and Agent cannot agree upon a Retail Price; (5) furnishings, trade fixtures, equipment and improvements to real property which are located in the Stores (collectively, "FF&E"); and (6) Merchant Consignment Goods.

                  (b) As used in this Agreement the following terms have the respective meanings set forth below:

                  "Clearance Merchandise" means any item of Merchandise sold at any time prior to the Sale Commencement Date at a discount of 50% or more from the original retail ticketed price.

                  "Christmas Clearance Merchandise" means any item of Christmas merchandise identified by Merchant on the ticket, SKU or the merchandising system as designated for clearance.

                  "Defective Merchandise" means any item of merchandise agreed upon and identified by Agent and Merchant during the Inventory Taking as defective or otherwise not salable in the ordinary course because it is dented, worn, scratched, broken, faded, torn, mismatched or affected by other similar defects rendering it not first quality, and as to which Agent and Merchant mutually agree on its value to define its Retail Price.

                  "Out of Season Merchandise" means all items of Merchandise not usually sold for full value during the Sale Term, and all items of Merchandise which relate to holidays falling outside of the Sale Term, including (in each case) items which are packed away for sale on a future date. "Out of Season Merchandise" shall not include Christmas Merchandise.

                  "Value Added Merchandise" means items of Merchandise which require the application of labor or construction of component parts (e.g., mylar balloons, craft magazines and patterns), in order to make the item salable in the ordinary course for a price in excess of the component parts.

                  5.3 Valuation. For purposes of this Agreement, "Retail Price" shall mean, with respect to each item of Merchandise, the lower of (a) the lowest ticketed, lowest marked, lowest shelf price or lowest price offered to the public by any and all means (including, without limitation, by means of advertisement, coupon, circular, in-Store promotion, point of sale discount or otherwise) of such item on or after November 19, 2000, or (b) the SKU or "scan" price of such item on or after November 19, 2000 (in both cases of (a) and (b) excluding prices offered only on November 24, 2000), except for:

                           (i) items of Out of Season Merchandise, Clearance
Merchandise and Value Added Merchandise where "Retail Price" shall mean the lower of (A) fifty percent (50%) of the original retail ticketed price of each such item, or (B) the lowest price offered to the public for such item on or after November 19, 2000 by any and all means (including, without limitation, by means of advertisement, coupon, circular, in-Store promotion, point of sale discount or otherwise);

                           (ii) Defective Merchandise where "Retail Price" shall
mean such value as to which Agent and Merchant shall agree;

                           (iii) Christmas Clearance Merchandise where "Retail
Price" shall mean the lower of (A) sixty percent (60%) of the original retail ticketed price of each such item, or (B) the lower of the lowest ticketed, lowest marked, lowest shelf price or lowest price offered to the public for such item on or after November 19, 2000 by any and all means (including, without limitation, by means of advertisement, coupon, circular, in-Store promotion, point of sale discount or otherwise).

         The Retail Price of any item of Merchandise shall exclude all Sales Taxes, and Merchant represents that (a) the ticketed prices of all items of Merchandise do not and shall not include any Sales Taxes, and (b) all registers located at the Stores are programmed to correctly compute all Sales Taxes required to be paid by the customer under applicable law. If an item of Merchandise has more than one ticketed price, or if multiple items of the same SKU are marked at different prices, the lowest ticketed price on any such item shall prevail for such item or for all such items within the same SKU, as the case may be, unless it is clear that the lowest ticket price was mismarked.

                  5.4 Excluded Goods. Merchant shall retain all responsibility for any goods not included as "Merchandise" hereunder. If Merchant elects at the beginning of the Sale Term, Agent shall accept defective goods not included as "Merchandise" hereunder for sale as "Merchant Consignment Goods" at prices established by the Agent. The Agent shall retain 25% of the sale price for all sales of Merchant Consignment Goods, and Merchant shall receive 75% of the receipts in respect of such sales. Merchant shall receive its share of the receipts of sales of Merchant Consignment Goods on a weekly basis, immediately following the weekly Sale reconciliation by Merchant and Agent pursuant to
Section 8.8 below. If Merchant does not elect to have Agent sell defective goods not included as Merchandise, then all such items will be removed by Merchant from the Stores at its expense as soon as practicable after the date hereof. Except as expressly provided in this Section 5.4, Agent shall have no cost, expense or responsibility in connection with any goods not included in Merchandise.

         Section 6. Sale Term.

                  6.1 Term. Subject to satisfaction of the conditions precedent set forth in Section 10 hereof, the Sale shall commence at each Store on December 4, 2000 (such date with respect to each Store being the "Sale Commencement Date"). The Agent shall complete the Sale at each Store no later than March 4, 2000, unless the Sale is extended by mutual written agreement of Agent, and Merchant (the "Sale Termination Date;" the period from the Sale Commencement Date to the Sale Termination Date as to each Store being the "Sale Term"); provided, however, that in the event that Merchant has not sold or assigned any leases or fees with respect to a Store by March 4, 2000, Merchant agrees that if Agent so desires, the Sale Termination Date for such Store(s) may be extended to no later than March 31, 2000. The Agent may, in its discretion, terminate the Sale at any Store at any time within the Sale Term (i) upon the occurrence of an Event of Default by Merchant, or (ii) upon not less than five (5) days' prior written notice to Merchant.

          6.2 Vacating the Stores. At the conclusion of the Sale, Agent agrees to leave the Stores in "broom clean" condition, ordinary wear and tear excepted, except for remaining Supplies and unsold items of FF&E. Agent shall vacate the Stores on or before the Sale Termination Date, at which time Agent shall surrender and deliver the Store premises and Store keys to Merchant. All assets of Merchant used by Agent in the conduct of the Sale (e.g. FF&E, Supplies, etc.) shall be left by Agent at the Stores for Merchant at the end of the Sale Term to the extent the same have not been used in the conduct of the Sale or have not been otherwise disposed of through no fault of the Agent.

          6.3 Gross Rings. In the event that the Sale commences at any Store prior to the completion of the Inventory Taking at such Store, then for the period from the sale commencement date for such store until the inventory date for such store, Agent and Merchant shall jointly keep (i) a strict count of gross register receipts or Merchant's system less applicable Sales Taxes ("Gross Rings"), and (ii) cash reports of sales within such Store. Register receipts shall show for each item sold the Retail Price for such item and the Storewide or other markdown or discount granted by Agent in connection with such sale.
All such records and reports shall be made available to Agent and Merchant during regular business hours upon reasonable notice.

     Section 7. Sale Proceeds.

          7.1 Proceeds. For purposes of this Agreement, "Proceeds" shall mean the aggregate of: (a) the total amount (in dollars) of all sales of Merchandise made under this Agreement, exclusive of Sales Taxes; and (b) all proceeds of Merchant's insurance for loss or damage to Merchandise or loss of cash arising from events occurring during the Sale Term.

          7.2 Deposit of Proceeds.

   This Section 7.2(a) shall apply in the event that the transaction is to be converted to a cash payment transaction pursuant to Section 3.5 hereof. All cash Proceeds shall be deposited by Agent in agency accounts established by Agent (the "Agency Accounts"). Agent may, in its discretion, designate new or existing accounts of Agent or Merchant as the Agency Accounts, provided that such accounts are dedicated solely to the deposit of Proceeds and the disbursement of amounts payable by Agent hereunder. Agent shall exercise sole signatory authority and control with respect to the Agency Accounts. Merchant shall promptly upon Agent's request execute and deliver all necessary documents to open and maintain the Agency Accounts. To the extent that Agent shall elect to use existing accounts of Merchant as the Agency Accounts, (a) all Proceeds deposited in such accounts will constitute the property of Agent and shall be held in trust by Merchant for Agent, (b) commencing on the first business day following the Sale Commencement Date, and on each business day thereafter, Merchant shall pay to Agent by wire funds transfer all collected funds constituting Proceeds deposited in such accounts, and (c) upon request, Merchant shall deliver to Agent copies of all bank statements and other information relating to such accounts. Merchant shall not be responsible for and Agent shall pay as an Expense hereunder, all bank fees and charges, including wire transfer charges, related to the Agency Accounts, whether received during or after the Sale Term. Merchant shall deposit all credit card Proceeds into a designated account and shall transfer such Proceeds to Agent daily (on the date received by Merchant if received prior to 12:00 noon, or otherwise within one business day) by wire transfer of immediately available funds. At Agent's request, Merchant shall cooperate with Agent to establish merchant identification numbers under Agent's name to enable Agent to process all credit card Proceeds for Agent's account.

          7.3 Credit Card Proceeds. Agent shall have the right (but not the obligation) to use Merchant's credit card facilities (including Merchant's credit card terminals and processor(s), credit card processor coding, merchant identification number(s) and existing bank accounts) for credit card Proceeds. In the event that Agent elects so to use Merchant's credit card facilities, Merchant shall process credit card transactions on behalf of Agent and for Agent's account, applying customary practices and procedures. Without limiting the foregoing, Merchant shall cooperate with Agent to down-load data from all credit card terminals each day during the Sale Term and to effect settlement with Merchant's credit card processor(s), and shall take such other actions necessary to process credit card transactions on behalf of Agent under Merchant's merchant identification number(s). Merchant shall not be responsible for and Agent shall pay as an Expense hereunder, all credit card fees, charges, and chargebacks related to the Sale, whether received during or after the Sale Term.

     Section 8. Conduct of the Sale.

          8.1 Rights of Agent. Agent shall be permitted to conduct the Sale as a "store closing" or similar sale throughout the Sale Term. Agent shall conduct the Sale in the name of and on behalf of Merchant in a commercially reasonable manner and in compliance with (i) the terms of this Agreement and (ii) provisions of applicable laws, regulations and ordinances. In addition to any other rights granted to Agent hereunder, in conducting the Sale, Agent, in the exercise of its sole discretion, shall have the right, subject to the immediately preceding sentence:

          (a) to establish and implement advertising, signage, and promotion programs consistent with the "store closing" theme (including, without limitation, by means of media advertising, banners, A-frame, and similar interior and exterior signs); provided, however, that Agent shall deliver copies of all advertising materials for the Sale to Tony Wasserman or another designee of Merchant identified in writing, who shall have the right, within forty-eight hours of such delivery, to approve such materials (which approval shall not be unreasonably withheld or delayed); and provided further that the failure of such designee to respond to any request for approval within forty-eight hours shall be deemed to be approval of the subject materials;

          (b) to establish Sale prices and Store hours;

          (c) to use without charge during the Sale Term all FF&E, motor vehicles, advertising materials, bank accounts, Store-level customer lists and mailing lists, computer hardware and software, Supplies, intangible assets (including Merchant's name, logo and tax identification numbers), Store keys, case keys, security codes, and safe and lock combinations required to gain access to and operate the Stores, and any other assets of Merchant located at the Stores (whether owned, leased, or licensed);

          (d) to transfer Merchandise between Stores; and

          (e) to use without charge (i) Merchant's central office facilities, POS systems, central and administrative services and personnel to process payroll, perform MIS services, sales audit and cash reconciliation, and provide other central office services, necessary for the Sale, and (ii) one office located at Merchant's central office facility.

          8.2 Terms of Sales to Customers. All sales of Merchandise will be "final sales" and "as is," and all advertisements and sales receipts will reflect the same. Agent shall not warrant the Merchandise in any manner, but will, to the extent legally permissible, pass on all manufacturer's warranties to customers. Agent shall use its best efforts to identify Merchandise being sold at the Stores in markets where Merchant will continue to operate stores. All sales will be made only for cash, by approved check, and by bank credit cards currently accepted by Merchant. Merchant and Agent agree that any amounts charged by customers on Merchant's private label account shall be reimbursed by Merchant to Agent in cash or offset from Expenses on a weekly basis. Agent shall accept Merchant gift certificates, Store credits, due bills, rain checks, discount cards and other promotional items providing the customer with an additional discount on Store Merchandise which have been issued by Merchant prior to the Sale Commencement Date, provided that Merchant agrees to reimburse Agent in cash for the face amount of any such items within five (5) days after Agent's request therefor.

          8.3 Sales Taxes. During the Sale Term, all sales, excise, gross receipts and other taxes attributable to sales of Merchandise (other than taxes on income) payable to any taxing authority having jurisdiction (collectively, "Sales Taxes") shall be added to the sales price of Merchandise and collected by Agent at the time of sale. The Agent shall draw checks on the Agency Accounts payable to the applicable taxing authorities in the amount so collected, which shall be delivered together with accompanying schedules to Merchant on a timely basis for payment of taxes when due. Merchant shall promptly pay all Sales Taxes and file all applicable reports and documents required by the applicable taxing authorities. Merchant will be given access to the computation of gross receipts for verification of all such tax collections.

          8.4 Supplies. Agent shall have the right to use, without charge, all existing supplies located at the Stores, including, without limitation, boxes, bags, paper, twine and similar sales materials (collectively, "Supplies"). In the event that additional Supplies are required in any of the Stores during the Sale, Merchant agrees to promptly provide the same to Agent, if available, for which Agent shall reimburse Merchant at Merchant's cost therefor. Merchant does not warrant that the existing Supplies in the Stores as of the Sale Commencement Date are adequate for the purposes of the Sale. Supplies have not been since September 1, 2000, and shall not be prior to the Sale Commencement Date, transferred by Merchant between or among the Stores, Merchant's other locations not subject to the Sale (the "Remaining Stores") and/or Merchant's warehouse, so as to alter the mix or quantity of Supplies at the Stores from that existing on such date, other than in the ordinary course of business.

          8.5 Returns of Merchandise. During the Sale Term the Agent shall accept returns of goods sold by Merchant from the Stores prior to the Sale Commencement Date ("Returned Merchandise"), provided such returns meet a policy to be agreed upon by Merchant and Agent. Merchant shall reimburse Agent in cash for the amount of any store credit or refund given to any customer in respect of Returned Merchandise. To the extent that Returned Merchandise is salable as first-quality merchandise, it shall be included in Merchandise and for purposes of calculation of the Guaranteed Amount, shall be valued at the Retail Price applicable to such item multiplied by the compliment of the prevailing Sale discount at the time of the return.

If the Returned Merchandise constitutes Defective Merchandise, it shall be included in Merchandise and assigned a Retail Price in accordance with the applicable provisions of Section 5.3 above. Subject to Merchant's reimbursement to Agent of the amount of any store credit or refund granted for any Returned Merchandise, the aggregate Retail Price of the Merchandise shall be increased by the Retail Price of any Returned Merchandise included in Merchandise (determined in accordance with this Section 8.5), and the Guaranteed Amount shall be adjusted accordingly. Any Returned Merchandise which is not included in Merchandise shall be disposed of by Agent in accordance with instructions received from Merchant or, in the absence of such instructions, left at the Stores for Merchant at the end of the Sale Term. In the event that the Section
3.5 has been invoked, any increases in the Guaranteed Amount and any reimbursements due to Agent as result of Returned Merchandise shall be accounted for and paid by Agent and/or Merchant, as applicable, immediately following the weekly Sale reconciliation pursuant to Section 8.8 hereof.

          8.6 8.6. Intentionally Deleted

          8.7 Compliance with Law. Agent shall comply in the conduct of the Sale with (i) all applicable statutes, rules, regulations and orders of, and applicable restrictions imposed by, governmental authorities, including, without limitation, all so called "going out of business laws" and all laws and regulations relating to treatment of employees and (ii) all of Merchant's employee rules, regulations, guidelines and policies, which have been provided to Agent in writing and which are listed in Exhibit 8.7 attached hereto. Merchant agrees to cooperate with Agent to obtain all required permits and otherwise comply with such laws and regulations. To the extent necessary to effectuate the Sale, Merchant shall obtain all approvals and consents under all Store leases, reciprocal easement agreements and other similar agreements relating to the occupancy of the Stores (collectively, "Occupancy Agreements").

          8.8 Sale Reconciliation. On each Wednesday during the Sale Term, commencing on the second Wednesday after the Sale Commencement Date, Agent and Merchant shall cooperate to reconcile Expenses, receipts of Immediate On Order Merchandise, On Order Merchandise and Returned Merchandise at the Stores (including quantities and Retail Price thereof), sales of Merchant Consignment Goods, Gross Rings, and such other Sale-related items as either party shall reasonably request, in each case for the prior week or partial week (i.e., Monday through Sunday), all pursuant to procedures agreed upon by Merchant and Agent. Within thirty (30) days after the end of the Sale Term, Agent and Merchant shall complete a final reconciliation of the Sale, the written results of which shall be certified by representations of each of Merchant and Agent as a final settlement of accounts between Merchant and Agent.

          8.9 Force Majeure. If any casualty or act of God prevents or substantially inhibits the conduct of business in the ordinary course at any Store, such Store and the Merchandise located at such Store shall, in Agent's discretion, be eliminated from the Sale and considered to be deleted from this Agreement as of the date of such event, and Agent and Merchant shall have no further rights or obligations hereunder with respect thereto; provided, however, that (i) the proceeds of any insurance attributable to such Merchandise shall constitute Proceeds hereunder, and (ii) the Guaranteed Amount shall be reduced to account for any Merchandise eliminated from the Sale which is not the subject of insurance proceeds, and Merchant shall reimburse Agent for the amount the Guaranteed Amount is so reduced prior to the end of the Sale Term.

     Section 9. Employee Matters.

          9.1 Merchant's Employees. Agent may use Merchant's employees in the conduct of the Sale to the extent Agent in its sole discretion deems expedient, and Agent may select and schedule the number and classification of Merchant's employees required for the Sale. Agent shall identify any such employees to be used in connection with the Sale (each such employee, a "Retained Employee") prior to the Sale Commencement Date. Retained Employees shall at all times remain employees of Merchant, and shall not be considered or deemed to be employees of Agent. Merchant and Agent agree that except to the extent that wages and benefits of Retained Employees constitute Expenses hereunder, nothing contained in this Agreement and none of Agent's actions taken in respect of the Sale shall be deemed to constitute an assumption by Agent of any of Merchant's obligations relating to any of Merchant's employees including, without limitation, Excluded Benefits, Worker Adjustment Retraining Notification Act ("WARN Act") claims and other termination type claims and obligations, or any other amounts required to be paid by statute or law; nor shall Agent become liable under any collective bargaining or employment agreement or be deemed a joint or successor employer with respect to such employees. Merchant shall not, without Agent's prior written consent, raise the salary or wages or increase the benefits for, or pay any bonuses or make any other extraordinary payments to, any of its employees prior to the Sale Termination Date.

          9.2 Termination of Employees. Agent may in its discretion stop using any Retained Employee at any time during the Sale. Agent shall comply in the conduct of the Sale with all of Merchant's employee rules, regulations, guidelines and policies which have been provided to Agent in writing and are listed in Exhibit 9.2 attached hereto. In the event of termination of any Retained Employee, Agent will use all reasonable efforts to notify Merchant at least five (5) days prior thereto, except for termination "for cause" (such as dishonesty, fraud or breach of employee duties), in which event no prior notice to Merchant shall be required, provided Agent shall notify Merchant as soon as practicable after such termination. From and after the date of this Agreement and until the Sale Termination Date, Merchant shall not transfer or dismiss employees of the Stores except "for cause" without Agent's prior consent. Without limiting the foregoing, Merchant has not distributed, and shall not distribute any notice to its employees under the WARN Act without Agent's prior written consent.

          9.3 Payroll Matters. During the Sale Term Merchant shall process the base payroll for all Retained Employees. On Thursday of each week a payroll is to be paid during the Sale Term, Agent shall transfer from the Agency Accounts to Merchant's payroll accounts an amount equal to the base payroll for Retained Employees plus related payroll taxes, worker's compensation and benefits for such week which constitute Expenses hereunder. Attached hereto as Exhibit 9.3 is a description of Merchant's base payroll, related payroll taxes, worker's compensation and employee benefits, which Merchant represents is true and accurate as of the date hereof.

          9.4 Employee Retention Bonuses. In Agent's sole discretion Proceeds may be used to pay, as an Expense, retention bonuses ("Retention Bonuses") (which bonuses shall be inclusive of payroll taxes but as to which no benefits shall be payable) to Retained Employees who do not voluntarily leave employment and are not terminated "for cause." Such Retention Bonuses shall be payable within thirty (30) days after the Sale Termination Date, and shall be processed through Merchant's payroll system.

     Section 10. Conditions Precedent. The willingness of Agent to enter into the transactions contemplated under this Agreement are directly conditioned upon the satisfaction of

     Section 11. Representations Warranties and Covenants.

          11.1 Merchant Representations, Warranties and Covenants. Merchant hereby represents, warrants and covenants in favor of Agent as follows:

          (a) Merchant: (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (ii) has all requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted; and (iii) is and during the Sale Term will continue to be, duly authorized and qualified as a foreign corporation to do business and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, including all jurisdictions in which the Stores are located.

          (b) The Merchant has the right, power and authority to execute and deliver this Agreement and each other document and agreement contemplated hereby (collectively, together with this Agreement, the "Agency Documents") and to perform fully its obligations thereunder. Merchant has taken all necessary actions required to authorize the execution, delivery and performance of the Agency Documents, and no further consent or approval is required for Merchant to enter into and deliver the Agency Documents, to perform its obligations thereunder, and to consummate the Sale. Each of the Agency Documents has been duly executed and delivered by Merchant and constitutes the legal, valid and binding obligation of Merchant enforceable in accordance with its terms. No court order or decree of any federal, state or local governmental authority or regulatory body is in effect that would prevent or impair, or is required for the Merchant's consummation of, the transactions contemplated by this Agreement, and no consent of any third party which will not be obtained prior to the Sale Commencement Date is required therefor. No contract or other agreement to which the Merchant is a party or by

Agent and are listed in Exhibit 11.1(e). All such pricing files and records are true and accurate in all material respects as to the actual cost to Merchant for purchasing the goods referred to therein and as to the selling price to the public for such goods as of the dates and for the periods indicated therein. From September 1, 2000 through the Sale Commencement Date, the pricing of Merchandise at the Stores has been and will be substantially the same as the pricing of the corresponding inventory at the Remaining Stores.

          (f) As of the Sale Commencement Date, the levels of goods (as to quantity) and the mix of goods (as to type, category, style, brand and description) at the Stores are in all material respects described in Exhibit 11.1(f) attached hereto. There is no on order merchandise except Christmas live goods in Merchant's class 653.

          (g) As of the Sale Commencement Date, all normal course permanent markdowns on inventory located at the Stores will have been taken on a basis consistent with Merchant's historical practices and policies and on a basis consistent with permanent markdowns taken at the Remaining Stores.

          (h) Merchant has not and will not have from September 1, 2000 through the Sale Commencement Date, marked up or raised the price of any items of Merchandise, or removed or altered any tickets or any indicia of clearance merchandise, except in the ordinary course of business.

          (i) Merchant shall ticket or mark all items of inventory received at the Stores prior to the Sale Commencement Date (including, without limitation, all Immediate On Order Merchandise and On Order Merchandise), in a manner consistent with similar Merchandise located at the Stores and the Remaining Stores and in accordance with Merchant's historic practices and policies relative to pricing and marking inventory.

          (j) Merchant has not and shall not purchase or transfer to or from the Stores any FF&E, Supplies, merchandise or goods outside the ordinary course of business in anticipation of the Sale or of the Inventory Taking or otherwise.

          (k) As of the Sale Commencement Date, goods constituting Merchandise located at the Stores shall be no less than $32,000,000 or more than $36,000,000 at Retail Price. The aggregate ticketed price of the Christmas Clearance Merchandise shall not exceed $1,800,000.

          (l) No action, arbitration, suit, notice, or legal, administrative or other proceeding before any court or governmental body has been instituted by or against the Merchant, or has been settled or resolved, or to Merchant's knowledge, is threatened against or affects Merchant, relative to Merchant's business or properties, or which questions the validity of this Agreement, or that if adversely determined, would adversely affect the conduct of the Sale.

          (m) Exhibit 11.1(m) attached hereto sets forth (i) historic sales at the Stores for the year(s) month(s) ending as set forth thereon.

          (n) Merchant covenants to continue to operate the Stores in the ordinary course of business from the date of this Agreement to the Sale Commencement Date, and to operate the Remaining Stores in the ordinary course of business from the date of this Agreement through the Sale Termination Date, in each case (i) selling inventory during such period at customary prices, (ii) not promoting or advertising any sales or in-store promotions (including POS promotions) to the public (except for Merchant's historic and customary promotions for all of its locations as set forth in Exhibit 11.1(c) attached hereto), (ii) not returning inventory to vendors and not transferring inventory or supplies between or among Stores, Remaining Stores and Merchant's warehouse, except as permitted under Section 8.4 above, and

(iv) not making any management personnel moves or changes at the Stores without Agent's prior written consent (which consent will not be unreasonably withheld). Without limiting the foregoing, Merchant shall not conduct or advertise "going out of business", "store closing", or "liquidation" sales at any of the Remaining Stores located within the market area of any Store at any time during the Sale Term and Merchant shall not offer a discount in such closing Remaining Store or Remaining Stores greater than that being simultaneously offered by Agent in the Stores in such market area.

          (o) To the best of Merchant's knowledge, all Merchandise is in compliance with all applicable federal, state or local product safety laws, rules and standards. Merchant shall provide Agent with its historic policies and practices regarding product recalls prior to the taking of the inventory at the Stores.

          (p) As of the date of the Agreement no event of default or event which with the giving of notice, the passage of time, or both has occurred on the part of the Merchant under any Occupancy Agreement which could have a material adverse effect on the Sale. Throughout the Sale Term, the Agent shall have the right to the unencumbered use and occupancy of, and peaceful and quiet possession of, each of the Stores, the assets currently located at the Stores, and the utilities and other services provided at the Stores. Merchant shall throughout the Sale Term maintain in good working order, condition and repair, at its sole expenses, all cash registers, heating systems, air conditioning systems, elevators, escalators, Store alarm systems, and all other mechanical devices used in the ordinary course of operation of the Stores.

          (q) Merchant has paid and will continue to pay throughout the Sale Term, (i) all self-insured or Merchant funded employee benefit programs for employees, including health and medical benefits and insurance and all proper claims made or to be made in accordance with such programs, (ii) all casualty, liability, worker's compensation and other insurance premiums, (iii) all utilities provided to the stores, and (iv) all applicable taxes. Attached hereto as Exhibit 11.1(q) is a description of Merchant's severance benefits for which Retained Employees will be eligible at the conclusion of the Sale. Following the conclusion of the Sale, Merchant shall pay all such severance benefits to applicable Retained Employees in the ordinary course.

          (r) Merchant has not and shall not throughout the Sale Term take any actions the result of which is to materially increase the cost of operating the Sale, including, without limitation, increasing salaries or other amounts payable to employees.

          (s) Except as disclosed on Exhibit 11.1(s) attached hereto, (i) Merchant is not a party to any collective bargaining agreements with its employees, (ii) to the best of Merchant's knowledge, no labor unions represent Merchant's employees at the Stores, and (iii) to the best of Merchant's knowledge, there are currently no strikes, work stoppages or other labor disturbances affecting the Stores, Merchant's central office facilities or Merchant's Warehouse.

          (t) As of the date of this Agreement, Merchant is current in the payment of all telephone, utilities, taxes, insurance and advertising liabilities. Merchant agrees that in the event that Agent receives notice that any such liability is overdue or unpaid, or Agent is unable to advertise the Sale with any newspapers, magazines, radio or television stations or other media providers which target or serve the market areas of the Stores or is unable to obtain Merchant's contract rate with any such provider as a result of the Merchant's failure to pay its outstanding balances with such providers, Merchant shall immediately pay such applicable balances in full.

          (u) Agent and Merchant agree to cooperate to create a "bag stuffer" program and signage, at Merchant's expense, designed to transfer business from the Stores to the Remaining Stores upon completion of the Sale.

          (v) The percentage relationship between the aggregate cost, retail and PLU inventory of Merchandise at the Stores on the Sale Commencement Date shall be substantially as set forth on Exhibit 11.1(v).

          (w) All information provided by Merchant to Agent is true, correct and complete.

          11.2 Agent Representations and Warranties. Agent hereby represents, warrants and covenants in favor of the Merchant as follows:

          (a) Agent: (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Illinois; (ii) has all requisite power and authority under its operating agreement to consummate the transactions contemplated hereby; and (iii) is and during the Sale Term will continue to be, duly authorized and qualified as a foreign corporation to do business and in good standing in each jurisdiction where the nature of its business or properties requires such qualification.

          (b) Agent has the right, power and authority to execute and deliver each of the Agency Documents to which it is a party and to perform fully its obligations thereunder. Agent has taken all necessary actions required under its operating agreement to authorize the execution, delivery, and performance of the Agency Documents. Each of the Agency Documents has been duly executed and delivered by Agent and constitutes the legal, valid and binding obligation of Agent enforceable in accordance with its terms. No contract or other agreement to which Agent is a party or by which Agent is otherwise bound will prevent or impair the consummation of the transactions contemplated by this Agreement.

          (c) No action, arbitration, suit, notice, or legal, administrative or other proceeding before any court or governmental body has been instituted by or against Agent, or has been settled or resolved, or to Agent's knowledge, has been threatened against or affects Agent, which questions the validity of this Agreement or any action taken or to be taken by the Agent in connection with this Agreement, or which if adversely determined, would have a material adverse effect upon the Agent's ability to perform its obligations under this Agreement.

     Section 12. Insurance.

          12.1 Merchant's Liability Insurance. Merchant shall continue at its cost and expense until the Sale Termination Date, in such amounts as it currently has in effect, all of its liability insurance policies including, but not limited to, products liability, comprehensive public liability, auto liability and umbrella liability insurance, covering injuries to persons and property in, or in connection with Merchant's operation of the Stores, and shall cause Agent to be named an additional named insured with respect to all such policies. Exhibit 12.1 attached hereto contains a description of all such policies. Prior to the sale Commencement Date, Merchant shall deliver to Agent certificates evidencing such insurance setting forth the duration thereof and naming Agent as an additional named insured, in form reasonably satisfactory to Agent. All such policies shall require at least thirty (30) days prior notice to Agent of cancellation, non-renewal of material change. In the event of a claim under any such policies Merchant shall be responsible for the payment of all deductibles, retentions or self-insured amounts thereunder, unless it is determined that liability arose by reason of the wrongful acts or omissions or negligence of Agent, or Agent's employees, independent contractors or agents (other than Merchant's employees).

omissions or negligence of Agent, or Agent's employees, independent contractors or agents (other than Merchant's employees).

          12.2 Merchant's Casualty Insurance. Merchant will provide throughout the Sale Term, at Agent's cost as an Expense hereunder, fire, flood, theft and extended coverage casualty insurance covering the Merchandise in a total amount equal to no less than the retail value thereof. Exhibit 12.2 attached hereto contains a description of all such policies. From and after the date of this Agreement until the Sale Termination Date, all such policies will name Agent as loss payee. In the event of a loss to the Merchandise on or after the date of this Agreement, the proceeds of such insurance attributable to the Merchandise plus any self insurance amounts and the amount of any deductible (which amounts shall be paid by Merchant), shall constitute Proceeds hereunder and shall be paid to Agent. In the event of such a loss Agent shall have the sole right to adjust the loss with the Insurer. Prior to the Sale Commencement Date, Merchant shall deliver to Agent certificates evidencing such insurance setting forth the duration thereof and naming the Agent as loss payee, in form and substance reasonably satisfactory to Agent. All such policies shall require at least thirty (30) days prior notice to the Agent of cancellation, non-renewal or material change. Merchant shall not make any change in the amount of any deductibles or self insurance amounts prior to the Sale Termination Date without Agent's prior written consent.

          12.3 Agent's Insurance. Agent shall maintain at Agent's cost and expense throughout the Sale Term, in such amounts as it currently has in effect, comprehensive public liability and automobile liability insurance policies covering injuries to persons and property in or in connection with Agent's agency at the Stores, and shall cause Merchant to be named an additional insured with respect to such policies. Exhibit 12.3 attached hereto contains naming Merchant as an additional insured, in form and substance reasonably satisfactory to Merchant. In the event of a claim under any such policies Agent shall be responsible for the payment of all deductibles, retentions or self-insured amounts thereunder, unless it is determined that liability arose by reason of the wrongful acts or omissions or negligence of Merchant or Merchant's employees, independent contractors or agents (other than Agent or Agent's employees, agents or independent contractors).

          12.4 Worker's Compensation Insurance. Merchant shall at all times during the Sale Term maintain in full force and effect worker's compensation insurance (including employer liability insurance) covering all Retained Employees in compliance with all statutory requirements. Prior to the Sale Commencement Date, Merchant shall deliver to Agent a certificate of Merchant's insurance broker or carrier evidencing such insurance.

          12.5 Risk of Loss. Without limiting any other provision of this Agreement, Merchant acknowledges that Agent is conducting the Sale on behalf of Merchant solely in the capacity of an agent, and that in such capacity (i) Agent shall not be deemed to be in possession or control of the Stores or the assets located therein or associated therewith, or of Merchant's employees located at the Stores, and (ii) except as expressly provided in this Agreement, Agent does not assume any of Merchant's obligations or liabilities with respect to any of the foregoing. Merchant and Agent agree that Merchant shall bear all responsibility for liability claims of customers, employees and other persons arising from events occurring at the Stores during and after the Sale Term, except to the extent any such claim arises directly from the acts or omissions of Agent, or its supervisors or employees located at the Stores (an "Agent Claim"). In the event of any such liability claim other than an Agent Claim, Merchant shall administer such claim and shall present such claim to Merchant's liability insurance carrier in accordance with

Merchant's historic policies and procedures, and shall provide a copy of the initial documentation relating to such claim to Agent. To the extent that Merchant and Agent agree that a claim constitutes an Agent Claim, Agent shall administer such claim and shall present such claim to its liability insurance carrier, and shall provide a copy of the initial documentation relating to such claim to Merchant. In the event that Merchant and Agent cannot agree whether a claim constitutes an Agent Claim, each party shall present the claim to its own liability insurance carrier, and a copy of the initial claim documentation shall be delivered to the other party.

     Section 13. Indemnification.

          13.1 Merchant Indemnification. Provided that Agent makes a written demand on Merchant for indemnification on or prior to December 31, 2001, Merchant shall indemnify and hold Agent and its officers, directors, employees, agents and independent contractors (collectively, "Agent Indemnified Parties") harmless from and against all claims, demands, penalties, losses, liability or damage, including, without limitation, reasonable attorneys' fees and expenses, directly or indirectly asserted against, resulting from, or related to:

          (a) Merchant's material breach of or failure to comply with any of its agreements, covenants, representations or warranties contained in any Agency Document;

          (b) any failure of Merchant to pay to its employees any wages, salaries or benefits due to such employees during the Sale Term;

          (c) subject to Agent's compliance with its obligations under Section
8.3 hereof, any failure by Merchant to pay any Sales Taxes to the proper taxing authorities or to properly file with any taxing authorities any reports or documents required by applicable law to be filed in respect thereof;

          (d) any consumer warranty or products liability claims relating to Merchandise or Merchant Consignment Goods;

          (e) any liability or other claims asserted by customers, any of Merchant's employees, or any other person against any Agent Indemnified Party (including, without limitation, claims by employees arising under collective bargaining agreements, worker's compensation or under the WARN Act), except for Agent Claims; and

          (f) the gross negligence or willful misconduct of Merchant or any of its officers, directors, employees, agents or representatives.

          13.2 Agent Indemnification. Provided that Merchant makes a written demand on Agent for indemnification on or prior to December 31, 2001, Agent shall indemnify and hold Merchant and its officers, directors, employees, agents and representatives harmless form and against all claims, demands, penalties, losses, liability or damage, including, without limitation, reasonable attorneys' fees and expenses, directly or indirectly asserted against, resulting from, or related to:

          (a) Agent's material breach of or failure to comply with any of its agreements, covenants, representations or warranties contained in any Agency Document;

          (b) any harassment or any other unlawful, tortious or otherwise actionable treatment of any employees or agents of Merchant by Agent or any of its representatives;

          (c) any claims by any party engaged by Agent as an employee or independent contractor arising out of such employment;

          (d) any Agent Claims; and

          (e) the gross negligence or willful misconduct of Agent or any of its officer, directors, employees, agents or representatives.

     Section 14. Defaults. The following shall constitute "Events of Default" hereunder:

          (a) Merchant's or Agent's failure to perform any of their respective material obligations hereunder;

          (b) Any representation or warranty made by Merchant or Agent proves untrue in any material respect as of the date made; or

          (c) A bankruptcy, reorganization, receivership or other similar proceeding is filed by or against Merchant or Agent; or

          (d) The Sale is terminated at a Store for any reason other than (i) an Event of Default by Agent, (ii) any other breach or action by Agent not authorized hereunder, or (iii) an event administered pursuant to Section 8.9 above.

     In the event of an Event of Default, the non-defaulting party or, in the case of an Event of Default under Section 14(d), the Agent, may, in its discretion, upon five (5) days' written notice to the other party (or in the case of an Event of Default under Section 14(c), without any notice), (x) elect to terminate this Agreement and (y) exercise any rights otherwise available to it under applicable law. Any party's damages or entitlement to equitable relief hereunder shall be determined by a court of competent jurisdiction located in the State of Michigan.

     Section 15. Bankruptcy Agreements and Waivers. Merchant agrees that in the event a bankruptcy, reorganization, receivership or other similar proceeding is filed by or against it, (a) Merchant shall immediately move to assume its rights and obligations under this Agreement pursuant to section 365 of the Bankruptcy Code, (b) Agent shall be free to pursue foreclosure and other remedies with respect to the Merchandise and the Proceeds without opposition or interference by Merchant, (c) Agent shall be entitled to seek and obtain relief from the automatic stay under section 362 of the Bankruptcy Code without objection by Merchant and (d) any rights of Merchant (whether arising under sections 105 or 362 of the Bankruptcy Code or otherwise) to stay, enjoin or otherwise delay or impede Agent's remedies against the Merchandise and the Proceeds, including, without limitation, Agent's right to foreclose, are hereby released and waived.

     Section 16. Sale of FF&E. Agent shall advertise in the context of advertising for the Sale that items of FF&E at the Stores are for sale, and shall contact and solicit known purchasers and dealers of furniture and fixtures. Merchant shall notify Agent if any such FF&E are to be excluded from sale and/or if terms and conditions of sale are to be set or restricted in any manner. In consideration of providing such services, Agent shall retain thirty percent (30%) of receipts (net of Sales Taxes) from all sales or other dispositions of FF&E. In addition, Merchant shall reimburse Agent for Agent's reasonable out of pocket expenses incurred in connection with the liquidation of FF&E including, without limitation, costs of commissions and advertising. Agent shall leave unsold FF&E at the Stores and shall have no liability to Merchant for its failure to sell any or all of the FF&E.

     Section 17. Grant of Security Interest. In the event that Merchant desires to invoke Section 3.5 hereof, to secure its obligations to Agent hereunder, Merchant shall grant to Agent a first-priority security interest in and lien upon all goods constituting Merchandise and all Proceeds and all proceeds and products thereof. Merchant shall execute all such documents and take all such other actions as are reasonably required to perfect and maintain such security interest as a valid and perfected first priority security interest.

     Section 18. Miscellaneous.

          18.1 Notices. All notices and communications provided for pursuant to this Agreement shall be in writing, and sent by hand, by facsimile, or by Federal Express or other recognized overnight delivery service, as follows:

     If to the Agent:             Hilco Merchant Resources, LLC
                                  One Northbrook Place
                                  5 Revere Drive, Suite 206
                                  Northbrook, Illinois 60062
                                  Attn: Cory Lipoff
                                  Telecopy No. (847) 509-1150

                                  and

                                  Latham & Watkins
                                  5800 Sears Tower
                                  Chicago, IL 60137
                                  Attn: Josef S. Athanas
                                  Telecopy No. (312) 993-9767

     If to the Merchant:          Frank's Nursery & Crafts
                                  1175 West Long Lake Road
                                  Troy, Michigan 48098
                                  Attn: Adam F. Szopinski
                                        Larry T. Lakin
                                  Telecopy No. (248) 712-7180

          18.2 Governing Law; Consent to Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan without regarding to conflicts of laws principles thereof. The parties hereto agree that any legal action or proceeding arising out of or in connection with this Agreement may be brought in the federal or state courts located in the State of Michigan, and by execution of this Agreement each party hereby irrevocably accepts and submits to the jurisdiction of such courts in personam with respect to any such action or proceeding.

          18.3 Termination. This Agreement shall remain in full force and effect until the first to occur of: (a) receipt by Merchant of written notice from Agent that any of the conditions specified in Section 10 hereof have not been satisfied; (b) termination by the non-defaulting party after an Event of Default pursuant to Section 14 hereof; or (c) the expiration of the Sale Term and completion and certification by Merchant and Agent of the final Sale reconciliation pursuant to Section 8.8 above. Notwithstanding the foregoing, the representations and warranties of Merchant and Agent contained herein and the provisions of Section 13 above shall survive the termination of this Agreement pursuant to this Section 18.3.

          18.4 Entire Agreement. This Agreement and the side letter dated as of the same date hereof contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes and cancels all prior agreements, including, but not limited to, all proposals, letters of intent or representations, written or oral, with respect thereto. The side letter shall control over this Agreement.

          18.5 Amendments. This Agreement may not be modified except in a written instrument executed by each of the parties hereto.

          18.6 No Waiver. No consent or waiver by any party, express or implied, to or of any breach or default by the other in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligation of such party. Failure on the part of any party to complain of any act or failure to act by the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.

          18.7 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon Agent and Merchant, and their respecting successors and assigns; provided, however, that this Agreement may not be assigned by Merchant or Agent to any party without the prior written consent of the other.

          18.8 Execution in Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one agreement. This Agreement may be executed by facsimile, and such facsimile signature shall be treated as an original signature hereunder.

          18.9 Section Headings. The headings of sections of this Agreement are inserted for convenience only and shall not be considered for the purpose of determining the meaning or legal effect of any provisions hereof.

          18.10 Survival. All representations, warranties, covenants and agreements made by the parties hereto shall be considered to have been relied upon by the parties and shall survive the execution, delivery and performance of this Agreement.

          18.11 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, Agent and Merchant hereby execute this Agreement by their duly authorized representatives as of the day and year first written above.

                                        HILCO MERCHANT RESOURCES, LLC


                                        By: /s/ MICHAEL T. KEEFE
                                            -----------------------------------
                                        Its: PRESIDENT & CEO
                                             ----------------------------------



                                        FRANK'S NURSERY & CRAFTS, INC.


                                        By: /s/ LARRY T. LAKIN
                                            -----------------------------------
                                        Its: VICE CHAIRMAN & CFO
                                             ----------------------------------

                            Frank's Nursery & Crafts
                                   Exhibit 1
                                   Store List





Store #          Name                         Address                       City           State     Zip
    15   15-DIX ROAD                2170 Dix Rd.                      Lincoln Park           MI     48146
    23   23-STATE STREET            5580 W. State St.                 Saginaw                MI     48603
    28   28-S ANTHONY               6303 South Anthony                Ft. Wayne              IN     46816
   110   110-E BAY DRIVE            4315 East Bay Dr.                 Clearwater             FL     34624
   111   111-49TH ST. N.            5501 49th St N.                   St. Petersburg         FL     33709
   113   113-US 19                  U.S.19 N., N of Route 54          New Port Richey        FL     34654
   114   114-LITTLE ROAD            9023 Little Rd.                   New Port Richey        FL     34654
   115   115-VALRICO                1901 State Hwy. 60                Valrico                FL     33594
   116   116-34TH ST. SO.           4701 34th Street South            St. Petersburg         FL     33711
   117   117-WATERS AVENUE          6401 W. Waters Ave.               Tampa                  FL     33634
   119   119-WALSINGHAM COM         12755 Walsingham Rd.              Largo                  FL     34644
   120   120-NORTHDALE SQ           15910 Mapledale Blvd.             Tampa                  FL     33624
   121   121-DALE MABRY             3804 S. Dale Mabry                Tampa                  FL     33611
   122   122-HIGHWAY 131            706A State Hwy. 131               Clarksville            IN     47130
   123   123-HURSTBOURN LN          1808 Hurstbourne Pkwy.            Louisville             KY     40220
   124   124-LIBERTY ROAD           8053 Liberty Rd.                  Baltimore              MD     21244
   135   135-BRIDGETON              12253 St. Charles Rock Rd.        Bridgeton              MO     63044
   139   139-ST. CHARLES            3725 Harry S. Truman              St. Charles            MO     63301
   146   146-PALM HARBOR            U.S.19 N., N of Curlew Rd         Palm Harbor            FL     34684
   156   156-MICHIGAN CITY          3822 S. Franklin St.              Michigan City          IN     46360
   164   164-BAY CITY               2997 E. Wilder Rd.                Bay City               MI     48706
   167   167-SHAUMBURG              1850 Irving Park Rd.              Schaumburg             IL     60193
   168   168-BATTLE CREEK           5738 Beckley Rd.                  Battle Creek           MI     49015
   178   178-SAGINAW                2685 Tittabawassee Rd.            Saginaw                MI     48604
   179   179-NORTHWOOD              4532 Woodville Rd.                Northwood              OH     43619
   184   184-8 MILE                 13943 8 Mile Rd.                  Warren                 MI     48089
   189   189-BYRNE RD               1210 N. Byrne                     Toledo                 OH     43607
   205   205-DIXIE HWY              5354 Dixie Hwy.                   Louisville             KY     40216
   208   208-OUTER LOOP             4810 Outer Loop                   Louisville             KY     40219
   214   214-FRANKIN                3526 Towne Blvd.                  Franklin               OH     45005
   245   245-EAGAN                  1360 Duckwood Drive               Eagan                  MN     55123
   259   259-MISHAWAKA              5225 N. Grape Rd.                 Mishawaka              IN     46545
   265   265-ST. PETERS             4360 Hwy. 94 N. Outer Rd.         St. Peters             MO     63304
   272   272-WESTFIELD              20 E. Main St.                    Westfield              MA     01085
   273   273-MIDDLETON              235 S. Main St.                   Middleton              MA     01949
   284   284-NORWOOD                1202 Boston Providence Hwy.       Norwood                MA     02062
   622   622-MILFORD                945 North St.                     Milford                CT     06460
   632   632-VERNON                 400 Talcottville Rd.              Vernon                 CT     06066
   639   639-KINGSTON               Route 9, W. Keiffer Lane          Kingston               NY     12401
   643   643-EAST HARTFORD          656 Silver Lane                   East Hartford          CT     06118
   645   645-TAUNTON                447 Winthrop Street (Route 44)    Taunton                MA     02780
   648   648-BROCKTON               76 Campanelli Drive               Brockton               MA     02401
   649   649-HADLEY                 310 Russell Street (Hwy. 9)       Hadley                 MA     01035
   652   652-SPRINGFIELD            840 Boston Rd. (Route 20)         Springfield            MA     01119

                           Frank's Nursery and Crafts
                                  Exhibit 3.1
                             Merchandise Threshold


For every $100,000 below $33,000,000 at the retail price the guarantee will reduce by .14%

                           Retail Price    Guarantee
                           ------------    ---------
                            33,000,000         42.15 %
                            32,900,000         42.01 %
                            32,800,000         41.87 %
                            32,700,000         41.73 %
                            32,600,000         41.59 %
                            32,500,000         41.45 %
                            32,400,000         41.31 %
                            32,300,000         41.17 %
                            32,200,000         41.03 %
                            32,100,000         40.89 %
                            32,000,000         40.75 %

                            Frank's Nursery & Crafts
                                 Exhibit 3.1(a)



                                      None

                                   EXHIBIT B

         TO IRREVOCABLE STANDBY LETTER OF CREDIT NO.
                                                     ----------

                          Re: Reduction of Face Amount

                          HILCO MERCHANT RESOURCES, LLC

Ladies and Gentlemen:

                  I refer to your Letter of Credit No.         (the "Letter of
Credit"). The undersigned, a duly authorized officer of Hilco Merchant Resources, LLC (the "Beneficiary") hereby certify to you that the face amount of
the Letter of Credit No.          hereby shall be reduced from its original face
amount to a new face amount of $                   .

                 IN WITNESS WHEREOF, I have executed and delivered this
certificate as of this day of              200  .

                                            Very truly yours,
                                            HILCO MERCHANT RESOURCES, LLC

                                            ------------------------------------
                                            By:
                                            Title:

                             [NAME OF ISSUING BANK]

                                    [ADDRESS]

                                                        Date: December    , 2000

Irrevocable Standby Letter of Credit Number:
                                             -------------
BENEFICIARY:

                         FRANK'S NURSERY & CRAFTS, INC.

                                                Credit Number:

                                                Opener's Reference No:

Gentlemen:

BY ORDER OF:   [Agent]

We hereby open in your favor our Irrevocable Standby Letter of Credit for the
account of            for a sum or sums not exceeding a total of $
U.S. Dollars (             ) available by your draft(s) at SIGHT at OURSELVES
effective immediately and expiring at OUR COUNTERS on May 15, 2001, or such earlier date on which the beneficiary shall notify us in writing that this Standby Letter of Credit shall be terminated accompanied by the original Letter of Credit (the "Expiry Date").

Draft(s) must be accompanied by a signed statement in the form attached as Exhibit A, and the original Letter of Credit. The amount available to be drawn by you may be reduced from time to time by Franks' Nursery & Crafts, Inc.. ("Merchant") by delivering to us a signed statement in the form attached as Exhibit B.

Partial and/or multiple drawings are permitted.

Each draft must bear upon its fact the clause "Drawn under Letter of Credit
No.             dated                                  2000 of [NAME AND ADDRESS
OF ISSUING BANK]."

Except so far as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500".

                                   EXHIBIT A

TO IRREVOCABLE STANDBY LETTER OF CREDIT NO.________

                    Re:  Drawing for Amounts Due to:

                    FRANK'S NURSERY & CRAFTS, INC.


Ladies and Gentlemen:

I refer to your Letter of Credit No._________ (the "Letter of Credit"). The undersigned, a duly authorized officer of Frank's Nursery & Crafts, Inc., as beneficiary, hereby certifies to you that:

             (i) Hilco Merchant Resources, LLC (the "Agent") has not made a payment when due of the Guaranteed Amount or Expenses as such terms are defined in that certain Agency Agreement dated as of December 1, 2000, between Frank's Nursery & Crafts, Inc. (the "Merchant") and the Agent (the "Amount Owing"). Merchant has provided Agent with the notice required under the Agency Agreement prior to this draw being made.


             (ii) The Merchant has not had an involuntary bankruptcy petition filed against it or the Merchant has had an involuntary bankruptcy petition filed against it and (a) the involuntary proceeding has been dismissed or (b) no order for relief has been entered against the Merchant and no order has been entered by the bankruptcy court prohibiting the continuation of the Sale or (c) an order for relief has been entered or an order has been entered by the bankruptcy court prohibiting continuation of the Sale and thereafter the Agency Agreement has been assumed by the Merchant without alteration of any of the terms of the Agency Agreement, unless agreed to by Agent, pursuant to a final order of the bankruptcy court having jurisdiction over the Merchant's bankruptcy proceeding within thirty days of the entry of the order for relief.

             (iii) The Merchant has not commenced a voluntary bankruptcy proceeding or the Merchant has commenced a voluntary bankruptcy proceeding and the Agency Agreement has been assumed by the Merchant without alteration of any of the terms of the Agency Agreement, unless agreed to by Agent, pursuant to a final order of the bankruptcy court having jurisdiction over the Merchant's voluntary bankruptcy proceeding within thirty days of the commencement of the case.

             (iv) No Event of Default with respect to the Merchant or event which, with the passage of time or lapse of time and notice, will constitute an Event of Default with respect to the Merchant exists under the Agency Agreement.

         (v)                         The amount to be drawn is
             $_____________ (the "Draw Amount"). The Draw Amount is less than or equal to the Amount Owing.

         (iii) Payment is hereby demanded in an amount equal to the lesser of
(a) the Draw Amount and (b) the amount available on the date hereof to be drawn under the Letter of Credit.

         (iv) The Letter of Credit has not expired prior to the delivery of this letter and the accompanying sight draft.

         (v) The payment hereby demanded is requested to be made in immediately available funds upon delivery of this certificate by wire transfer to the following account:


                                        [Bank Name]
                                        [Bank Address]
                                        ABA No:__________________
                                        Further Credit to: [Account Title]
                                        Account No.

     IN WITNESS WHEREOF, I have executed and delivered this certificate as of
this date of        200   .


                                        Very truly yours,

                                        FRANK'S NURSERY & CRAFTS, INC.



                                        ----------------------------------------
                                        By:
                                        Title:

                                   EXHIBIT B

         TO IRREVOCABLE STANDBY LETTER OF CREDIT NO.
                                                     ----------

                          Re: Reduction of Face Amount

                         FRANK'S NURSERY & CRAFTS, INC.

Ladies and Gentlemen:

                  I refer to your Letter of Credit No.               (the
"Letter of Credit"). The undersigned, a duly authorized officer of Frank's Nursery & Crafts, Inc. (the "Beneficiary") hereby certify to you that the face
amount of the Letter of Credit No.               hereby shall be reduced from
its original face amount to a new face amount of $             .

                  IN WITNESS WHEREOF, I have executed and delivered this
certificate as of this day of          200  .

                                            Very truly yours,

                                            FRANK'S NURSERY & CRAFTS, INC.

                                            ------------------------------------
                                            By:
                                            Title:

                             [NAME OF ISSUING BANK]

                                    [ADDRESS)


                                                       Date: December     , 2000
                                                                      ----

Irrevocable Standby Letter of Credit Number:
                                             ----------

BENEFICIARY:

                         HILCO MERCHANT RESOURCES, LLC.

                                                Credit Number:

                                                Opener's Reference No:

Gentlemen:

BY ORDER OF:  [Merchant]

We hereby open in your favor our Irrevocable Standby Letter of Credit for the
account of           for a sum or sums not exceeding a total of $          U.S.
Dollars (          ) available by your draft(s) at SIGHT at OURSELVES effective immediately and expiring at OUR COUNTERS on May 15, 2001, or such earlier date on which the beneficiary shall notify us in writing that this Standby Letter of Credit shall be terminated accompanied by the original Letter of Credit (the "Expiry Date").

Draft(s) must be accompanied by a signed statement in the form attached as Exhibit A, and the original Letter of Credit. The amount available to be drawn by you may be reduced from time to time by delivering to us a signed statement in the form attached as Exhibit B.

Partial and/or multiple drawings are permitted.

Each draft must bear upon its fact the clause "Drawn under Letter of Credit
No.        dated                2000 of [NAME AND ADDRESS OF ISSUING BANK]."

Except so far as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500".

We hereby agree that drafts drawn under an in compliance with the terms of this letter of credit will be duly honored if presented to the above mentioned drawee bank on or before the Expiry Date.

Kindly address all correspondence regarding this letter of credit to the attention of our Letter of Credit Operations, [ADDRESS OF L/C DEPARTMENT OF
ISSUING BANK] attention           , mention our reference number as it appears
above. Telephone inquiries can be made to          at          .


                                                        Very truly yours,

                                                        Authorized official

                                   EXHIBIT A

         TO IRREVOCABLE STANDBY LETTER OF CREDIT NO.
                                                     ----------

                        Re: Drawing for Amounts Due to:

                          HILCO MERCHANT RESOURCES, LLC

Ladies and Gentlemen:

I refer to your Letter of Credit No.        (the "Letter of Credit"). The
undersigned, a duly authorized officer of Hilco Merchant Resources, LLC (the "Agent"), as beneficiary, hereby certifies to you that:

          (i) A payment, distribution or reimbursement, as the case may be, when due of the Agent's Fee, Proceeds or unreimbursed Expenses incurred by Agent, as such terms are defined in that certain Agency Agreement dated as of December 1, 2000 (the "Agency Agreement"), between Frank's Nursery & Crafts, Inc. (the "Merchant") and Agent, or such other obligation of or amount is due to Agent by Merchant under the Agency Agreement. Agent has provided Merchant with the notice, if any, required under the Agency Agreement prior to this draw being made.

          (ii)              No Event of Default with respect to the
     Agent or event which, with the passage of time or lapse of time and notice, will constitute an Event of Default with respect to the Agent exists under the Agency Agreement.

          (iii)             The amount to be drawn is $       (the "Draw
                Amount"). The Draw Amount does not exceed the obligation or amount referred to in Paragraph (i) above.

          (iv) Payment is hereby demanded in an amount equal to the Draw Amount.

          (v) The Letter of Credit has not expired prior to the delivery of this letter and the accompanying sight draft.

          (vi) The payment hereby demanded is requested to be made in immediately available funds upon delivery of this certificate by wire transfer to the following account:

                                  [Bank Name]
                                  [Bank Address]
                                  ABA No:
                                  Further Credit to: [Account Title]
                                  Account No.

     IN WITNESS WHEREOF, I have executed and delivered this certificate as of
this date of        200   .



                                                Very truly yours,

                                                HILCO MERCHANT RESOURCES, LLC


                                                --------------------------------
                                                By:
                                                Title:

                            FRANK'S NURSERY & CRAFTS


                                                                     EXHIBIT 4.1

                           ---------------------------------------------------------------------------------------------------------
                                                                    PER DIEM
                           ---------------------------------------------------------------------------------------------------------
                                                RUBBISH                             ADDL      RENT     PROP.      RENT
STORE # STORE NAME         TELEPHONE  BLDG INS  REMOVAL  UTILITIES      CAM       INSURANCE  NORMAL    TAXES   - STEP & Exc   Total
------------------------------------------------------------------------------------------------------------------------------------
  15    15-DIX ROAD             18      3         12         98           0          0          0         59          0         190
  23    23-STATE STREET         21      3         12         74           0          0          0         66          0         176
  28    28-S ANTHONY            41      3          5         67           0          0          0        100          0         216
 110    110-E BAY DRIVE         28      3         24         57           0          0          0        161          0         273
 111    111-49TH ST. N.         26      3         16         82           0          0          0        157          0         284
 113    113-US 19               29      3          7         47           0          0          0         73          0         158
 114    114-LITTLE ROAD         25      3         14         61          31          0        454         57          0         645
 115    115-VALRICO             26      3          8         35          35          0        352         41          0         500
 116    116-34TH ST. SO.        26      3          1         73          88          0        500         11          0         702
 117    117-WATERS AVENUE       21      3         10         75           0          0          0         66          0         175
 119    119-WALSINGHAM COM      24      3         14         65          11          0          0        197          0         314
 120    120-NORTHDALE SQ        35      3         13        141           0          0          0         78          0         269
 121    121-DALE MABRY          27      3         21         81          17          0        160         62         (6)        364
 122    122-HIGHWAY 131         42      3         13         (3)         22          0        371         82         (7)        524
 123    123-HURSTBOURN LN       24      3          9         (4)         39          1        708         38          0         819
 124    124-LIBERTY ROAD        25      3          8         99         106          5        264         97          0         606
 135    135-BRIDGETON           28      3          9         41          41          0          0         82          0         203
 139    139-ST. CHARLES         30      3         17         70           0          0          0         65          0         183
 146    146-PALM HARBOR         25      3          0         47          42         10        683        144          0         953
 156    156-MICHIGAN CITY       24      3         11        113           0          0          0         74          0         225
 164    164-BAY CITY            19      3         18         (4)          0          0          0         58          0          93
 167    167-SHAUMBURG           20      3          9         92           0          0          0        241          0         365
 168    168-BATTLE CREEK        25      3          9         49          36          0          0        105          0         226
 178    178-SAGINAW             19      3          7         97           0          0          0         61          0         187
 179    179-NORTHWOOD           21      3          4        110           0          0          0         90          0         227
 184    184-8 MILE              22      3         14         50           0          0         96         45        (14)        218
 189    189-BYRNE RD            21      3          4         79           0          0          0         60          0         167
 205    205-DIXIE HWY           31      3         14         33          16          0          0         44          0         140
 208    208-OUTER LOOP          35      3          9         46           0          0          0         39          0         131
 214    214-FRANKLIN            20      3          5        114           0          0          0         52          0         192
 245    245-EAGAN               24      3         14        135           0          0          0        162          0         338
 259    259-MISHAWAKA           19      3          5         72           0          0          0        133          0         232
 265    265-ST. PETERS          35      3         18         50           0          0          0        129          0         235
 272    272-WESTFIELD           18      3         10        128           0          0          0         81          0         240
 273    273-MIDDLETON           17      3         14        102           0          0        421         38         12         606
 284    284-NORWOOD             18      3          8        118           0          0        437         65         33         681
 622    622-MILFORD             32      3         29        128           0          0          0         56          0         247
 632    632-VERNON              24      3          9        203           0          0          0        116          0         355
 639    639-KINGSTON            21      3         22        121           0          0          0         81          0         247
 643    643-EAST HARTFORD       42      3         12        154           0          0          0        114          0         323
 645    645-TAUNTON             19      3         14        144           0          0          0         73          0         251
 648    648-BROCKTON            19      3          6        164           0          0          0        118          0         309
 649    649-HADLEY              33      3          4        130           0          0          0         31          0         201
 652    652-SPRINGFIELD         21      3          6        157           0          0          0        127          0         313
                           ---------------------------------------------------------------------------------------------------------
  44    TOTAL                1,119    126        486      3,788         484         16      4,445      3,825         18      14,307
                           ---------------------------------------------------------------------------------------------------------
        Per Week             7,832    880      3,402     26,519       3,391        109     31,113     26,772        129     100,146
                           ---------------------------------------------------------------------------------------------------------
        Per Store Week



Occupany                                                                  Page 1

                                DRAFT EXHIBIT 5.1


                           FRANK'S NURSERY & CRAFTS/

                         HILCO MERCHANT RESOURCES, LLC

                       LIQUIDATION INVENTORY INSTRUCTION
                                   SUPPLEMENT






          Store Manager, Frank's Nursery & Crafts Representative, and
                     Liquidation Representative Guidelines


        This guide outlines only the critical variations between the normal "Physical Count Instructions" and the Liquidation Agreement. Please refer to your normal "Physical Count Instructions" for details of any physical inventory related activity not outlined in these instructions.

              INVENTORY INSTRUCTION SUPPLEMENT FOR STORE MANAGER,
                  FRANK'S NURSERY & CRAFTS REPRESENTATIVE, AND
                           LIQUIDATION REPRESENTATIVE


   OBJECTIVE

   The objectives of the liquidation inventory is to ensure:

1. The inventory process is accurate and reflects the true on-hand and retail value of the inventory
2. The inventory is taken in accordance with the liquidation agreement.
3. The issues that may cause discrepancies are investigated on the day of inventory.

   During the inventory process, the Store Manager and Liquidation Representative own the inventory and are responsible for the overall inventory execution. To aid in the process, a Representative from Frank's Nursery & Crafts will be established to review the accuracy of the data captured as well as ensure procedural compliance.

   GENERAL INFORMATION

-  Inventory Service will be RGIS Inventory Specialists

-  The following information will be captured at the point of counting

-  Scan UPC or Enter SKU

-  Enter Quantity

-  Enter Lowest Ticketed Selling Price

- The inventory will be attended jointly by a liquidation representative and a Frank's Nursery & Crafts Representative. The Frank's Nursery & Crafts Representative will be assigned by Frank's Nursery & Crafts.

   PREPARATION

- Ensure all merchandise is properly ticketed and barcodes are easily visible for quick scanning. If a ticket is missing or incorrect, validate the item with the LRT and or Master SKU book.
- Use the "Set/Component" listing to verify that this merchandise is ticketed correctly.
-  Move as much stock as possible from the back room to the sales floor.
- Clean and organize sales floor and back room. Make sure that like merchandise is set up behind facings on peg hook and shelves. Square off on shelves, floor, and yard area for easier counting and auditing.

              INVENTORY INSTRUCTION SUPPLEMENT FOR STORE MANAGER,
                  FRANK'S NURSERY & CRAFTS REPRESENTATIVE, AND
                          LIQUIDATION REPRESENTATIVE

PREPARATION (CONT)

- Have adequate personnel scheduled for inventory. Your store will be CLOSED for business during the inventory process.
- Prepare adequate space and personnel to facilitate unloading storage trailer(s) for counting and stocking or reloading.

   - Develop a logical strategy for laying fixture tickets. Apply tickets in a sequential pattern that will mimic the inventory service workflow. Allow adequate time to lay fixture tickets. Count locations should be a maximum of four feet sections to maximize auditing efficiency, with clearly defined starting and ending breaks.

   - Complete all accounting cut off schedules regarding receipts, transfers, POS closing, damage write-offs, layaways, and gift certificates, as per your normal Physical Count Instructions.

   - Layaways subject to prior sale should be segregated with necessary customer detail attached.

   - All "Customer Owned" merchandise awaiting Repair should be segregated and clearly marked: DO NOT INVENTORY.

   - GIFT CERTIFICATE counts should be completed as normal, and packaged for return to your Home Office.

   -  Empty boxes for display items, should be segregated and clearly marked:
      DO NOT INVENTORY.


DATA COLLECTION

PRE DEFINED AREA NUMBERS

                                   4000 RANGE

- OUT OF SEASONAL MERCHANDISE. Merchandise relating to holidays outside the sale term, and merchandise not usually sold for full value during the sale term, or packed away for sale on a future date. (i.e. Halloween merchandise) Out of season merchandise shall NOT include Christmas merchandise.

              INVENTORY INSTRUCTION SUPPLEMENT FOR STORE MANAGER,
                  FRANK'S NURSERY & CRAFTS REPRESENTATIVE, AND
                           LIQUIDATION REPRESENTATIVE

DATA COLLECTION (CONT)

                                     5000 RANGE
  - VALUE ADDED MERCHANDISE which requires the application of labor, construction, or components to make the item salable for a price in excess of the components. (i.e. mylar balloons, craft patterns/magazines)

                                     6000 RANGE
  - SALEABLE DAMAGED/DEFECTIVES should be counted in the above area number. At a mutually agreed upon price.

                                     7000 RANGE
  - CHRISTMAS CLEARANCE MERCHANDISE should be counted in the above area number. This is Christmas season 1999 merchandise, discontinued, or from an earlier season.

                                     8000 RANGE
  - CHRISTMAS LIVE GOODS, trees, Poinsettias, wreaths, and garland/roping, or other Christmas related Live goods.

                                     9000 RANGE
  - UN SALEABLE DAMAGED/DEFECTIVE. Merchandise that cannot be sold to the general public, during the normal course of business, for the original intent of the manufacturer. The above merchandise should be counted into these area number ranges to aid in reconciling any Merchant perpetual differences where all Write-Off activity may have been missed, or to address recent shop worn damages.

                                     1000 RANGE
  -    STORAGE TRAILERS/POLYHOUSE

  - Hold a pre-inventory meeting with store associates and RGIS counters to ensure all parties involved understand and follow the instructions.

  -    The inventory service will scan each Item's UPC/SKU barcode.

  - Lowest Retail Ticketed Price, will be entered for all selling floor stock.

  - In the event of buy one get one type promotions, the RGIS counter will use the promotional price, divided by the number of units purchased for such promotion. (Example: socks are priced at $5.99/pr OR 3 pr for $15.00. The RGIS counter would use the price of $5.00/pr or $15.00/3)

                   INVENTORY INSTRUCTION SUPPLEMENT FOR STORE
               MANAGER, FRANK'S NURSERY & CRAFTS REPRESENTATIVE,
                         AND LIQUIDATION REPRESENTATIVE

AUDITING

-  Types of auditing required

- Inventory AUDITS - Each RGIS counter should be audited for accuracy within the first hour. Address any concerns with the RGIS supervisor. If a counter continues to illustrate a high error ratio, they may have to be removed from counting.

- The Frank's Nursery & Crafts Representative may have a "Check-Off Procedure List" which they will complete.

- DETAIL AUDITS - A detail printout of each fixture can be supplied by the inventory service. This detail printout should be physically attached to its corresponding fixture of merchandise. This will allow both the Frank's Nursery & Crafts Representative and the liquidation representative to perform audits on any of these fixtures as necessary.

-  Auditing must include verification of both the UPC/SKU and ticket price.

-  The following minimum amounts must be detail audited:

   Pre Counts 100%
   Pack Aways 100%
   Normal Areas 20%

- In addition to the detail audits outlined above, each detail printout should be reviewed for reasonability focusing on both units and retail values.

- Invalids must be researched and corrected during the Physical Inventory process. This occurs when an item is scanned or Keyed into the RGIS equipment and the item is either entered incorrectly or the UPC/SKU was not included in the data files supplied to RGIS.

INVENTORY INSTRUCTION SUPPLEMENT FOR STORE MANAGER,
FRANK'S NURSERY & CRAFTS REPRESENTATIVE, AND
LIQUIDATION REPRESENTATIVE



CLOSE-OUT

> Walk the sales floor, stock room, and any other areas to ensure all fixtures have been inventoried.

> Instruct the inventory service to run the following reports to ensure all merchandise is accounted for. ENSURE INVENTORY SERVICE HAS A FRESH PRINTER RIBBON INSTALLED.


                                                 REPORT NAME
            REPORT CONTENT                           RGIS
  Details the Fixture Taps Applied          Missing Range Report
  Unit and Dollar Totals by Fixture           F1 Summary Report
     UPC/SKUs Not in RGIS Files                   Invalids


> The above reports must be reviewed by both the Frank's Nursery & Crafts Representative, and the Liquidation representative.
> When the inventory is deemed closed, the Frank's Nursery & Crafts Representative must forward all required information to the designated Inventory Control contact at Their Home Office, Attn: Michael Sanders
>      The Liquidation Representative must fax the following information to:
              Attn: Mark Whitley @ (336) 644-0126
>      Store Number / Location
>      Your Name
>      Time the inventory was completed
>      Total Units transmitted
>      Total Dollars transmitted
> F1 Summary Page Signed by RGIS, Yourself, and the Frank's Nursery & Crafts Representative
>      Vault Fund Count Sheet
>      Copy Of RGIS Time Sheet(s)
              Also second day air mail above detail to,
                            Mark Whitley
                            5687 Wolf Ridge Ct.
                            Oak Ridge, NC 27310



              PLEASE REFER TO YOUR NORMAL PHYSICAL COUNT INSTRUCTIONS FOR DETAILS OF ANY PHYSICAL INVENTORY RELATED ACTIVITY NOT OUTLINED IN THESE INSTRUCTIONS.

                                                                     EXHIBIT 8.7


                            Frank's Nursery & Crafts


                            Merchant Employee Rules






      Refer to Frank's Handbook of Hourly Store Associates, Issued 9/1999
                                      and
 Refer to Frank's TIPS: Training, Information, Procedures and Standards,
                                 Issued 8/1999

                                                                     EXHIBIT 9.3

                            HILCO MERCHANT RESOURCES
                            FRANK'S NURSERY & Crafts

------------------------------------------------------------------------------------------------------------------------------------
                                                        EXHIBIT 9.3 PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
                                            # of Weeks                                                                             4
                                            ----------------------------------------------------------------------------------------
                                                                                  PD 12 99 DEC
                                            ----------------------------------------------------------------------------------------
                                                                                                                           % OF
                                            PAYROLL      PAYROLL        STORE      PAYROLL       EMPL.                    BENEFITS
STORE #    STORE NAME                        - MGT       - HRLY       INCENTIVES    TAXES      BENEFITS      TOTAL       TO PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
   15    15-DIX ROAD                         2,923       12,341           0         1,389         809        3,732         14.4%
   23    23-STATE STREET                     3,000       10,329           0         1,213         706        3,706         14.4%
   28    28-S ANTHONY                        3,077        9,275           0         1,124         655        3,732         14.4%
  110    110-E BAY DRIVE                     2,483       11,853           0         1,304         760        3,243         14.4%
  111    111-49TH ST. N.                     3,087       14,172           0         1,571         915        4,002         14.4%
  113    113-US 19                           2,480       11,969           0         1,315         766        3,246         14.4%
  114    114-LITTLE ROAD                     2,871       10,011           0         1,172         683        3,554         14.4%
  115    115-VALRICO                         2,480       12,331           0         1,348         785        3,265         14.4%
  116    116-34TH ST. SO.                    2,504       13,811           0         1,484         865        3,369         14.4%
  117    117-WATERS AVENUE                   2,480       10,204           0         1,155         672        3,152         14.4%
  119    119-WALSINGHAM COM                  2,856       12,545           0         1,401         817        3,673         14.4%
  120    120-NORTHDALE SQ                    4,483       10,398           0         1,354         789        5,272         14.4%
  121    121-DALE MABRY                      2,550       13,992           0         1,505         877        3,427         14.4%
  122    122-HIGHWAY 131                     1,864       11,628           0         1,228         715        2,579         14.4%
  123    123-HURSTBOURN LN                   2,962       10,812           0         1,254         730        3,692         14.4%
  124    124-LIBERTY ROAD                    2,484       12,708           0         1,382         805        3,289         14.4%
  135    135-BRIDGETON                       2,580       10,750           0         1,213         707        3,287         14.4%
  139    139-ST. CHARLES                     3,217       10,651           0         1,262         735        3,952         14.4%
  146    146-PALM HARBOR                     3,127       16,426           0         1,780       1,037        4,164         14.4%
  156    156-MICHIGAN CITY                   2,814       10,643           0         1,224         714        3,528         14.4%
  164    164-BAY CITY                        2,511       10,954           0         1,226         714        3,225         14.4%
  167    167-SHAUMBURG                       3,090       14,506           0         1,602         932        4,022         14.4%
  168    168-BATTLE CREEK                    3,077       12,987           0         1,462         851        3,928         14.4%
  178    178-SAGINAW                         2,769       10,033           0         1,165         678        3,447         14.4%
  179    179-NORTHWOOD                       2,354       10,913           0         1,207         703        3,057         14.4%
  184    184-8 MILE                          3,365       13,306           0         1,517         884        4,249         14.4%
  189    189-BYRNE RD                        2,192        8,511           0           974         567        2,759         14.4%
  205    205-DIXIE HWY                         823       14,581           0         1,402         816        1,639         14.4%
  208    208-OUTER LOOP                      2,550       11,796           0         1,306         760        3,310         14.4%
  214    214-FRANKLIN                        2,824       13,589           0         1,493         870        3,694         14.4%
  245    245-EAGAN                           2,800       12,741           0         1,414         824        3,624         14.4%
  259    259-MISHAWAKA                       2,900       10,556           0         1,225         713        3,613         14.4%
  265    265-ST. PETERS                          0       13,199           0         1,202         699          699         14.4%
  272    272-WESTFIELD                       3,308       10,771           0         1,281         746        4,054         14.4%
  273    273-MIDDLETON                       1,056       15,661           0         1,522         886        1,942         14.4%
  284    284-NORWOOD                         3,040       14,118           0         1,562         909        3,949         14.4%
  622    622-MILFORD                         3,276       16,681           0         1,816       1,058        4,334         14.4%
  632    632-VERNON                          2,820       14,068           0         1,536         895        3,715         14.4%
  639    639-KINGSTON                        2,680       12,438           0         1,375         801        3,481         14.4%
  643    643-EAST HARTFORD                   3,138       11,265           0         1,311         764        3,902         14.4%
  645    645-TAUNTON                         2,825       11,477           0         1,302         758        3,583         14.4%
  648    648-BROCKTON                        3,154       11,920           0         1,371         799        3,953         14.4%
  649    649-HADLEY                          3,550       11,387           0         1,359         791        4,341         14.4%
  652    652-SPRINGFIELD                     2,615       11,756           0         1,307         762        3,377         14.4%
---------                                  -------------------------------------------------------------------------------------
   44    TOTAL                             119,039      536,063           0        59,615      34,722      153,761         14.4%
---------                                  -------------------------------------------------------------------------------------
         Per Week                           29,760      134,016           0        14,904       8,681       38,440         14.4%
                                           -------------------------------------------------------------------------------------
         Per Store Week                        676        3,046           0           339         197          874         14.4%
                                           =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                        EXHIBIT 9.3 PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
                                            # of Weeks                                                                             4
                                            ----------------------------------------------------------------------------------------
                                                                                  PD 13 99 JAN
                                            ----------------------------------------------------------------------------------------
                                                                                                                           % OF
                                            PAYROLL      PAYROLL        STORE      PAYROLL       EMPL.                    BENEFITS
STORE #    STORE NAME                        - MGT       - HRLY       INCENTIVES    TAXES      BENEFITS      TOTAL       TO PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
   15    15-DIX ROAD                         2,923       12,485           0           759        (727)       2,196          0.2%
   23    23-STATE STREET                     3,000       11,974           0           766        (640)       2,360          0.8%
   28    28-S ANTHONY                        2,308       12,356           0           671        (815)       1,493         -1.0%
  110    110-E BAY DRIVE                     2,483       16,954           0         1,148        (461)       2,022          3.5%
  111    111-49TH ST. N.                     3,087       14,312           0           890        (741)       2,346          0.9%
  113    113-US 19                           2,480       13,294           0           809        (667)       1,813          0.9%
  114    114-LITTLE ROAD                     2,871       11,844           0           753        (626)       2,245          0.9%
  115    115-VALRICO                        22,480       14,210           0           899        (604)      21,876          0.8%
  116    116-34TH ST. SO.                    2,504       14,609           0           895        (684)       1,820          1.2%
  117    117-WATERS AVENUE                   2,480       11,574           0           723        (587)       1,893          1.0%
  119    119-WALSINGHAM COM                  2,856       13,500           0           838        (696)       2,160          0.9%
  120    120-NORTHDALE SQ                    4,483       16,485           0         1,249        (471)       4,012          3.7%
  121    121-DALE MABRY                      2,550       13,230           0           769        (766)       1,784          0.0%
  122    122-HIGHWAY 131                     2,519       11,229           0           587        (864)       1,655         -2.0%
  123    123-HURSTBOURN LN                   2,962       11,794           0           706        (744)       2,218         -0.3%
  124    124-LIBERTY ROAD                    2,484       14,560           0           872        (726)       1,758          0.9%
  135    135-BRIDGETON                       2,580       17,390           0         1,115        (627)       1,953          2.4%
  139    139-ST. CHARLES                     3,217       13,157           0           811        (761)       2,456          0.3%
  146    146-PALM HARBOR                     3,127       13,564           0           750        (962)       2,165         -1.3%
  156    156-MICHIGAN CITY                   2,814       11,634           0           708        (691)       2,123          0.1%
  164    164-BAY CITY                        2,511       12,598           0           762        (671)       1,840          0.6%
  167    167-SHAUMBURG                         773       14,330           0           703        (809)         (36)        -0.7%
  168    168-BATTLE CREEK                    3,077       15,114           0           960        (704)       2,373          1.4%
  178    178-SAGINAW                         2,769       11,922           0           737        (660)       2,109          0.5%
  179    179-NORTHWOOD                       2,354       11,225           0           693        (582)       1,772          0.8%
  184    184-8 MILE                          2,692       13,519           0           827        (695)       1,997          0.8%
  189    189-BYRNE RD                        2,192       10,953           0           679        (545)       1,647          1.0%
  205    205-DIXIE HWY                         168       14,160           0           625        (868)        (700)        -1.7%
  208    208-OUTER LOOP                      2,550       12,548           0           671        (886)       1,664         -1.4%
  214    214-FRANKLIN                        2,824       13,130           0           817        (678)       2,146          0.9%
  245    245-EAGAN                           2,800       12,579           0           746        (753)       2,047          0.0%
  259    259-MISHAWAKA                       2,900       11,345           0           647        (801)       2,099         -1.1%
  265    265-ST. PETERS                          0       17,142           0           886        (709)        (709)         1.0%
  272    272-WESTFIELD                       3,308       12,686           0           805        (713)       2,595          0.6%
  273    273-MIDDLETON                       3,120       16,127           0           971        (871)       2,249          0.5%
  284    284-NORWOOD                         3,040       13,891           0           836        (792)       2,248          0.3%
  622    622-MILFORD                         3,276       14,860           0           878        (894)       2,382         -0.1%
  632    632-VERNON                          2,820       16,001           0           991        (736)       2,084          1.4%
  639    639-KINGSTON                        2,680       11,666           0           650        (812)       1,868         -1.1%
  643    643-EAST HARTFORD                   3,138       12,891           0           810        (707)       2,431          0.6%
  645    645-TAUNTON                         2,825       13,402           0           849        (646)       2,179          1.3%
  648    648-BROCKTON                        3,154       14,155           0           894        (719)       2,435          1.0%
  649    649-HADLEY                          3,550       12,197           0           770        (757)       2,793          0.1%
  652    652-SPRINGFIELD                     2,615       13,159           0           790        (714)       1,901          0.5%
---------                                  -------------------------------------------------------------------------------------
   44    TOTAL                             137,344      591,755           0        35,715     (31,582)     105,762          0.6%
---------                                  -------------------------------------------------------------------------------------
         Per Week                           34,336      147,939           0         8,929      (7,896)      26,441          0.6%
                                           -------------------------------------------------------------------------------------
         Per Store Week                        780        3,362           0           203        (179)         601          0.6%
                                           =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                        EXHIBIT 9.3 PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
                                            # of Weeks                                                                             4
                                            ----------------------------------------------------------------------------------------
                                                                                  PD 1 00 FEB
                                            ----------------------------------------------------------------------------------------
                                                                                                                           % OF
                                            PAYROLL      PAYROLL        STORE      PAYROLL       EMPL.                    BENEFITS
STORE #    STORE NAME                        - MGT       - HRLY       INCENTIVES    TAXES      BENEFITS      TOTAL       TO PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
   15    15-DIX ROAD                        15,410            0           0         1,402         724       16,134         13.8%
   23    23-STATE STREET                    12,164          847           0         1,184         612       12,776         13.8%
   28    28-S ANTHONY                       13,872          486           0         1,307         675       14,547         13.8%
  110    110-E BAY DRIVE                    13,572          100           0         1,244         643       14,215         13.8%
  111    111-49TH ST. N                     14,897          271           0         1,380         713       15,610         13.8%
  113    113-US 19                          14,381            0           0         1,309         676       15,057         13.8%
  114    114-LITTLE ROAD                    13,250           46           0         1,210         625       13,875         13.8%
  115    115-VALRICO                        12,012          320           0         1,122         580       12,592         13.8%
  116    116-34TH ST. SO                    14,413            0           0         1,312         677       15,090         13.8%
  117    117-WATERS AVENUE                  11,620           53           0         1,062         549       12,169         13.8%
  119    119-WALSINGHAM COM                 13,609          779           0         1,309         676       14,285         13.8%
  120    120-NORTHDALE SQ                   14,118            0           0         1,285         664       14,782         13.8%
  121    121-DALE MABRY                     13,502            0           0         1,229         635       14,137         13.8%
  122    122-HIGHWAY 131                    11,933            0           0         1,086         561       12,494         13.8%
  123    123-HURSTBOURN LN                  12,688           75           0         1,161         600       13,288         13.8%
  124    124-LIBERTY ROAD                   14,629          105           0         1,341         693       15,322         13.8%
  135    135-BRIDGETON                      13,203          645           0         1,260         651       13,854         13.8%
  139    139-ST. CHARLES                    12,672          922           0         1,237         639       13,311         13.8%
  146    146-PALM HARBOR                    17,615            0           0         1,603         828       18,443         13.8%
  156    156-MICHIGAN CITY                  13,297            0           0         1,210         625       13,922         13.8%
  164    164-BAY CITY                       12,659            0           0         1,152         595       13,254         13.8%
  167    167-SHAUMBURG                      12,026        1,039           0         1,189         614       12,640         13.8%
  168    168-BATTLE CREEK                   13,031          525           0         1,234         637       13,668         13.8%
  178    178-SAGINAW                        12,004          909           0         1,175         607       12,611         13.8%
  179    179-NORTHWOOD                      11,105           29           0         1,013         523       11,628         13.8%
  184    184-8 MILE                         12,279          822           0         1,192         616       12,895         13.8%
  189    189-BYRNE RD                       10,973            0           0           999         516       11,489         13.8%
  205    205-DIXIE HWY                      14,455            0           0         1,315         679       15,134         13.8%
  208    208-OUTER LOOP                     11,878          638           0         1,139         588       12,466         13.8%
  214    214-FRANKLIN                       13,406          247           0         1,242         642       14,048         13.8%
  245    245-EAGAN                          12,754          653           0         1,220         630       13,384         13.8%
  259    259-MISHAWAKA                      15,632           56           0         1,428         737       16,369         13.8%
  265    265-ST. PETERS                     13,088          201           0         1,209         625       13,713         13.8%
  272    272-WESTFIELD                      13,403        1,018           0         1,312         678       14,081         13.8%
  273    273-MIDDLETON                      15,793            0           0         1,437         742       16,535         13.8%
  284    284-NORWOOD                        15,745           38           0         1,436         742       16,487         13.8%
  622    622-MILFORD                        16,032           56           0         1,464         756       16,788         13.8%
  632    632-VERNON                         14,099          613           0         1,339         691       14,790         13.8%
  639    639-KINGSTON                       13,189            0           0         1,200         620       13,809         13.8%
  643    643-EAST HARTFORD                  13,400          455           0         1,261         651       14,051         13.8%
  645    645-TAUNTON                        14,648          177           0         1,349         697       15,345         13.8%
  648    648-BROCKTON                       14,420            0           0         1,312         678       15,098         13.8%
  649    649-HADLEY                         14,249            0           0         1,297         670       14,919         13.8%
  652    652-SPRINGFIELD                    12,736           70           0         1,165         602       13,338         13.8%
---------                                  -------------------------------------------------------------------------------------
   44    TOTAL                             595,861       12,195           0        55,332      28,582      624,443         13.8%
---------                                  -------------------------------------------------------------------------------------
         Per Week                          148,965        3,049           0        13,833       7,146      156,111         13.8%
                                           -------------------------------------------------------------------------------------
         Per Store Week                      3,386           69           0           314         162        3,548         13.8%
                                           =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                        EXHIBIT 9.3 PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
                                            # of Weeks                                                                            12
                                            ----------------------------------------------------------------------------------------
                                                                                 TOTAL QUARTER
                                            ----------------------------------------------------------------------------------------
                                                                                                                           % OF
                                            PAYROLL      PAYROLL        STORE      PAYROLL       EMPL.                    BENEFITS
STORE #    STORE NAME                        - MGT       - HRLY       INCENTIVES    TAXES      BENEFITS      TOTAL       TO PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
   15    15-DIX ROAD                        21,256       24,826           0         3,550         806       22,062          9.5%
   23    23-STATE STREET                    18,164       23,150           0         3,163         678       18,842          9.3%
   28    28-S ANTHONY                       19,257       22,117           0         3,102         515       19,772          8.7%
  110    110-E BAY DRIVE                    18,538       28,907           0         3,696         942       19,480          9.8%
  111    111-49TH ST. N                     21,071       28,755           0         3,841         887       21,958          9.5%
  113    113-US 19                          19,341       25,263           0         3,433         775       20,116          9.4%
  114    114-LITTLE ROAD                    18,992       21,901           0         3,135         682       19,674          9.3%
  115    115-VALRICO                        36,972       26,861           0         3,369         761       37,733          6.5%
  116    116-34TH ST. SO                    19,421       28,420           0         3,691         858       20,279          9.5%
  117    117-WATERS AVENUE                  16,580       21,831           0         2,940         634       17,214          9.3%
  119    119-WALSINGHAM COM                 19,321       26,824           0         3,548         797       20,118          9.4%
  120    120-NORTHDALE SQ                   23,084       26,883           0         3,888         982       24,066          9.7%
  121    121-DALE MABRY                     18,602       27,222           0         3,503         746       19,348          9.3%
  122    122-HIGHWAY 131                    16,316       22,857           0         2,901         412       16,728          8.5%
  123    123-HURSTBOURN LN                  18,612       22,681           0         3,121         586       19,198          9.0%
  124    124-LIBERTY ROAD                   19,597       27,373           0         3,595         772       20,369          9.3%
  135    135-BRIDGETON                      18,363       28,785           0         3,588         731       19,094          9.2%
  139    139-ST. CHARLES                    19,106       24,730           0         3,310         613       19,719          8.9%
  146    146-PALM HARBOR                    23,869       29,990           0         4,133         903       24,772          9.4%
  156    156-MICHIGAN CITY                  18,925       22,277           0         3,142         648       19,573          9.2%
  164    164-BAY CITY                       17,681       23,552           0         3,140         638       18,319          9.2%
  167    167-SHAUMBURG                      15,889       29,875           0         3,494         737       16,626          9.2%
  168    168-BATTLE CREEK                   19,185       28,626           0         3,656         784       19,969          9.3%
  178    178-SAGINAW                        17,542       22,864           0         3,077         625       18,167          9.2%
  179    179-NORTHWOOD                      15,813       22,167           0         2,913         644       16,457          9.4%
  184    184-8 MILE                         18,336       27,647           0         3,536         805       19,141          9.4%
  189    189-BYRNE RD                       15,357       19,464           0         2,652         538       15,895          9.2%
  205    205-DIXIE HWY                      15,446       28,741           0         3,342         627       16,073          9.0%
  208    208-OUTER LOOP                     16,978       24,982           0         3,116         462       17,440          8.5%
  214    214-FRANKLIN                       19,054       26,966           0         3,552         834       19,888          9.5%
  245    245-EAGAN                          18,354       25,973           0         3,380         701       19,055          9.2%
  259    259-MISHAWAKA                      21,432       21,957           0         3,300         649       22,081          9.1%
  265    265-ST. PETERS                     13,088       30,542           0         3,297         615       13,703          9.0%
  272    272-WESTFIELD                      20,019       24,475           0         3,398         711       20,730          9.2%
  273    273-MIDDLETON                      19,969       31,788           0         3,930         757       20,726          9.1%
  284    284-NORWOOD                        21,825       28,047           0         3,834         859       22,684          9.4%
  622    622-MILFORD                        22,584       31,597           0         4,158         920       23,504          9.4%
  632    632-VERNON                         19,739       30,682           0         3,866         850       20,589          9.4%
  639    639-KINGSTON                       18,549       24,104           0         3,225         609       19,158          9.0%
  643    643-EAST HARTFORD                  19,676       24,611           0         3,382         708       20,384          9.2%
  645    645-TAUNTON                        20,298       25,056           0         3,500         809       21,107          9.5%
  648    648-BROCKTON                       20,728       26,075           0         3,577         758       21,486          9.3%
  649    649-HADLEY                         21,349       23,584           0         3,426         704       22,053          9.2%
  652    652-SPRINGFIELD                    17,966       24,985           0         3,262         650       18,616          9.1%
---------                                  -------------------------------------------------------------------------------------
   44    TOTAL                             852,244    1,140,013           0       150,662      31,722      883,966          9.2%
---------                                  -------------------------------------------------------------------------------------
         Per Week                           71,020       95,001           0        12,555       2,644       73,664          9.2%
                                           -------------------------------------------------------------------------------------
         Per Store Week                      1,614        2,159           0           285          60        1,674          9.2%
                                           =====================================================================================

                            Frank's Nursery & Crafts
                                EXHIBIT 11.1(m)
--------------------------------------------------------------------------------
                                 Historic Sales
--------------------------------------------------------------------------------

STORE #    STORE NAME           PD 12 99 DEC    PD 13 99 JAN    PD 1 00 FEB    PD 2 00 MAR       TOTAL
---------------------------------------------------------------------------------------------------------
   15    15-DIX ROAD                 136,763          21,688         24,199         54,295        236,944
   23    23-STATE STREET             118,732          23,600         27,185         60,761        230,278
   28    28-S ANTHONY                 95,537          23,204         27,064         59,839        205,544
  110    110-E BAY DRIVE             154,904          47,401         71,851        114,190        388,346
  111    111-49TH ST. N.             223,641          58,954         91,675        145,185        519,455
  113    113-US 19                   157,308          49,348         76,219        108,258        391,133
  114    114-LITTLE ROAD             127,589          35,728         56,092         91,698        311,107
  115    115-VALRICO                 223,702          41,727         62,084         96,251        423,775
  116    116-34TH ST. SO.            202,910          61,809         87,228        123,098        475,045
  117    117-WATERS AVENUE           160,421          34,134         47,234         68,799        310,589
  119    119-WALSINGHAM COM          194,248          54,971         95,918        149,447        494,584
  120    120-NORTHDALE SQ            206,627          36,990         61,955        100,672        406,244
  121    121-DALE MABRY              230,970          51,601         72,339         99,673        454,582
  122    122-HIGHWAY 131             120,545          29,547         35,567         55,117        270,776
  123    123-HURSTBOURN LN           105,855          18,055         22,241         64,468        211,616
  124    124-LIBERTY ROAD            148,808          25,683         29,872         49,626        253,988
  135    135-BRIDGETON               123,536          19,299         29,184         69,755        241,773
  139    139-ST. CHARLES             125,133          22,253         29,223         71,544        248,153
  146    146-PALM HARBOR             229,543          57,870        100,761        169,655        557,830
  156    156-MICHIGAN CITY           120,033          27,212         27,582         57,563        232,390
  164    164-BAY CITY                116,905          25,500         27,337         64,568        234,309
  167    167-SHAUMBURG               112,421          21,420         26,727         58,315        218,882
  168    168-BATTLE CREEK            145,475          30,510         36,727         68,965        281,678
  178    178-SAGINAW                 109,151          19,055         21,612         44,812        194,629
  179    179-NORTHWOOD               104,088          22,518         22,873         43,405        192,884
  184    184-8 MILE                   82,172          16,115         19,730         36,624        154,640
  189    189-BYRNE RD                 79,632          14,484         15,811         33,283        143,210
  205    205-DIXIE HWY               118,096          26,209         31,270         78,169        253,744
  208    208-OUTER LOOP              116,678          23,150         29,935         74,853        244,617
  214    214-FRANKLIN                134,853          25,725         33,685         68,621        262,884
  245    245-EAGAN                   100,516          18,531         21,003         35,987        176,337
  259    259-MISHAWAKA               113,795          23,084         25,911         64,745        227,535
  265    265-ST. PETERS              125,865          20,655         28,347         82,254        257,131
  272    272-WESTFIELD               122,393          21,564         26,354         51,742        222,052
  273    273-MIDDLETON               155,026          30,339         36,470         60,041        281,875
  284    284-NORWOOD                 154,200          35,338         42,062         82,457        314,058
  622    622-MILFORD                 118,277          15,648         19,188         56,506        209,619
  632    632-VERNON                  115,598          25,995         31,527         65,158        238,278
  639    639-KINGSTON                138,460          24,273         27,725         54,720        245,177
  643    643-EAST HARTFORD           112,021          24,252         30,134         59,055        225,463
  645    645-TAUNTON                  94,267          23,239         30,088         58,687        206,280
  648    648-BROCKTON                 87,678          19,642         22,507         41,724        171,551
  649    649-HADLEY                  132,856          33,949         36,842         63,469        267,116
  652    652-SPRINGFIELD              86,731          18,157         21,370         36,865        163,123
---------                       -------------------------------------------------------------------------
   44    Total                     5,984,958       1,300,727      1,740,703      3,224,939     12,251,327
=========                       =========================================================================

                                                                          [LOGO]

                       Retention and Severance Provisions
                                 Store Managers


Store Managers will qualify for a retention bonus equivalent to six week's salary. To receive that payment you must:

     -    Have worked in a store that was closed on or before February 28, 2001

     -    Have worked through the closing date

In addition, you may qualify for a severance payment equivalent to one half week of pay for each completed year of service. To receive a severance payment you must:

     -    Have worked in a store that was closed on or before February 28, 2001

     -    Have worked through the closing date

     -    Not be employed by the company after your store closes

     - have signed a statement releasing the company from any legal liabilities at the time of termination

     - Have not turned down a similar position within the company that was a reasonable commuting distance from your home

If you receive a severance and/or retention payment, you cannot be rehired within one year.

                       Retention and Severance Provisions
   Assistant Managers, Regular Full Time Hourly, and Regular Part Time Hourly

To receive payment under the retention and severance provisions listed below, you must:

     -    Have worked in a store that was closed on or before February 28, 2001

     -    Have worked through the closing date

     -    Not be employed by the company after your stores closes

     - Have signed a statement releasing the company from any legal liabilities at the time of termination

     - Have not turned down a similar position within the company that was a reasonable commuting distance from your home

If you receive a severance and/or retention payment, you cannot be rehired within one year.

Assistant Managers:

     -    Retention Bonus: Four Weeks

     -    Severance: 1/2 week for each completed year of service

     -    Paid out based on 40 hours per week

All Other Regular Full Time Associates:

     -    Retention Bonus: Two Weeks

     -    Severance Pay: 1/2 week for each completed year of service

     -    Paid out based on 40 hours per week

Regular Part Time Associates:

     - Retention Bonus: 15% premium on your hourly rate for all hours worked during the retention period.

                            Frank's Nursery & Crafts

                                Exhibit 11.1(S)


                                      None

                                                                 EXHIBIT 11.1(v)

              Frank's Nursery and Crafts Inc.
              Closing Store Analysis
              Estimated Inventory Week 44

                                                        Est. Cost              Est. Retail            Est. PLU
                                                        Inventory               Inventory            Inventory
                                                        12/03/2000              12/03/2000           12/03/2000

001-001        OUTDOOR LIVE GOODS                 $       73,781.69       $       150,787.59       $       57,106.57
001-004        OUTDR NURSRY CHRISTMAS             $      235,745.04       $       493,162.15       $      472,624.37
002-006        INDOOR FOLIAGE/FLWRING             $      227,379.56       $       466,319.40       $      384,736.98
003-017        PLANTERS                           $    1,039,867.11       $     2,266,848.96       $    2,289,007.29
003-018        PLANT ACCESSORIES                  $      595,446.38       $     1,313,217.53       $    1,281,632.34
004-019        SEASONAL ACCESSORIES               $      329,872.58       $       690,452.35       $      607,052.96
004-020        WATER MANAGEMENT TOOLS             $      301,724.42       $       578,568.64       $      547,494.87
004-021        GARDENING TOOLS                    $      319,515.74       $       595,042.46       $      416,090.30
004-022        GARDENING ACCESSORIES              $      254,257.66       $       509,007.50       $      561,771.24
005-010        FERTILIZER                         $      530,763.68       $     1,074,466.27       $      781,339.14
005-011        SPREADERS                          $       30,292.02       $        52,078.48       $       51,455.78
005-012        CHEMICALS                          $      567,170.48       $     1,103,160.43       $    1,141,647.50
005-013        SPRAYERS                           $       16,250.86       $        28,699.47       $       28,465.34
005-014        SEED                               $      163,728.05       $       338,860.51       $      272,380.72
006-015        PETS                               $      312,568.66       $       593,641.62       $      577,867.75
006-016        SEASONAL HARDGOODS                 $      241,388.81       $       470,443.14       $      406,515.34
006-023        OUTDOOR BULK GOODS                 $      357,969.49       $       672,039.16       $      475,833.43
007-024        ELECTRICS                          $    1,978,467.30       $     4,325,218.99       $    3,917,757.02
007-025        TREES, LIFELIKE                    $      665,381.18       $     1,302,227.84       $    1,325,988.80
007-026        TREE DECORATIONS                   $      816,283.11       $     1,465,025.65       $    1,845,541.75
007-027        BOUTIQUE                           $      601,332.72       $     1,105,328.64       $    1,341,961.00
007-028        STANDS                             $       80,039.15       $       189,558.64       $      200,750.31
007-029        STATIONARY                         $      300,596.33       $       658,468.17       $      706,454.35
007-030        WREATHS/GARLANDS                   $      648,232.78       $     1,352,210.06       $    1,439,557.58
008-005        BULBS & SEASONAL MERCH.            $      101,401.69       $       248,111.15       $      152,897.60
008-008        ANNUAL BEDDING PLANTS              $       40,198.35       $        76,080.46       $       44,605.36
008-009        PERENNIAL BEDDING PLNT             $        1,719.31       $         3,242.58       $           38.52
009-041        FLORAL CRAFT                       $    2,119,837.93       $     5,297,296.07       $    4,639,610.27
009-042        ARRANGEMENTS                       $      625,649.66       $     1,317,535.15       $    1,171,189.92
009-043        LIFE STYLES                        $      809,346.17       $     1,557,830.05       $    1,456,472.50
010-031        SOFT CRAFTS                        $        3,238.47       $         4,816.59       $        5,304.62
010-032        STITCHERY CRAFTS                   $       34,923.63       $        39,218.79       $       30,599.87
010-033        PAINTING-FINISHING SUPPLY          $      938,574.28       $     1,821,956.95       $    1,826,730.78
010-034        WOOD CRAFT                         $      403,867.58       $       790,306.94       $      713,673.04
010-035        BASIC CRAFT                        $      326,429.58       $       683,699.42       $      727,500.74
010-036        HOME DECOR CRAFT                   $    1,093,521.26       $     2,155,463.24       $    1,973,508.87
010-037        FRAMES                             $      479,239.23       $       936,416.15       $      852,587.14
010-038        CANDY                              $       59,876.16       $        89,797.33       $       90,120.65
010-039        RIBBON                             $      272,001.86       $       612,805.01       $      618,467.17
010-040        CHRISTMAS CRAFT                    $      430,250.94       $     1,077,826.33       $    1,015,940.83
999-999        Dp:999 Sd:999 Cl:000 Sc:0          $      -99,177.83       $      -183,059.33       $     -180,323.32

               Totals(*)                          $   18,328,753.11       $    36,320,178.34       $   36,279,957.29


   (*)= The above numbers are projected to the end of period 11 and do not include a provision for shrinkage.

================================================================================
                             HILCO TRADING CO, INC.
Exhibit 12.3                                                            11/29/00
Schedules of Insurance                                                    page 1
================================================================================

Hilco Trading Co., Inc. & Hilco Merchant Resources, LLC     Agent
Mr. Mark Smiley                                             Meeker-Magner Company
5 Revere Drive, Suite 206                                   2360 E. Devon Ave., Suite 3010
Northbrook, IL  60062                                       Des Plaines, IL  60016-4604
Bus: (847) 509-1100                                         Tel: (847) 699-1400
Fax: (847) 509-1150                                         Fax: (847) 699-5383
E-mail: msmiley@hilcotrading.com


================================================================================
Policy Information
================================================================================

Policy #            Effective      Expiration          Company
4016005             07/20/2000     07/20/2001          American Internat'l Cos

                         Line of Business/
                       Inland Marine (C) - Property



Policy #            Effective      Expiration          Company
IYG372198           07/17/2000     07/17/2001          General Star Indemnity Company

                         Applications/Line of Business:

                              General Liability
                               Business Auto




Policy #            Effective      Expiration          Company
WC6523227           07/17/2000     07/19/2001          Illinois National

                         Applications/Line of Business:

                          Workers Compensation

These schedules are provided as a brief outline of our policy. In order to put Insurance in place you must receive a certificate of Insurance naming you as an additional Insured.

================================================================================
Exhibit 12.3                 HILCO TRADING CO, INC.
Schedules of Insurance                                                  11/29/00
                                                                          page 2
================================================================================

Policy #                 Effective           Expiration          Company
XYZ96402003              07/21/2000          07/21/2001          Fireman's Fund Insurance Co.

                           Line of Business/Premium:
                                    Umbrella


================================================================================
Named Insureds
================================================================================


     Named Insured

1    Hilco Trading Co, Inc.
2    Hilco Appraisal Service, LLC
3    Hilco Real Estates Services, LLC
4    Hilco Receivables, LLC
5    Hilco Auction & Appraisal Services, LLC
6    Danbury Auction & appraisal Services
7    Hilco Merchant Resources, LLC
8    Hilco Merchant Resources I, LLC
9    Merchant Resources, Inc.





These schedules are provided as a brief outline of our policy. In order to put insurance in place you must receive a certificate of insurance naming you as an additional insured.

                                                                         ANNEX B
                                                              TO AMENDMENT NO. 5
[HILCO MERCHANT RESOURCES LETTERHEAD]                                  EXHIBIT L

December 1, 2000

RE: Agency Agreement

VIA FACSIMILE



Dear Larry,

     This letter is to confirm our agreement as to the matter set forth herein, Reference is made to the Agency Agreement dated as of December 1, 2000 (the "Agency Agreement") between Frank's Nursery & Crafts, Inc. ("Merchant") and Hilco Merchant Resources, LLC ("Agent"). Capitalized terms not defined herein have the meaning specified in the Agency Agreement

     Notwithstanding the terms of the Agency Agreement, we have agreed as follows: (a) the Merchant shall use it best efforts to obtain the consent of its lenders to issue the Merchant Letter of Credit to Agent or grant Agent the security interest contemplated by Section 17 of the Agency Agreement in form and substance satisfactory to Agent (the "Lender Consent"), (b) the Agent shall have no obligation to issue the Agent Letter of Credit prior to receiving the Lender Consent and either (i) receiving the Merchant Letter of Credit or (ii) perfection of the security interest contemplated by Section 17 of the Agency Agreement, (c) Merchant shall have no obligation to issue the Merchant Letter of Credit prior to receiving the Lender Consent, (d) in the event that the Lender Consent has not been obtained by December 15, 2000 then Agent shall have the right to terminate the Agency Agreement and shall have no liability to Merchant for such termination, (e) in the event that Agent terminates the Agency Agreement pursuant to the preceding clause (e), Merchant hereby agrees to reimburse Agent for its costs and expenses incurred through and including the date of termination in connection with the transaction contemplated by the Agency Agreement in an amount not to exceed $300,000 by not later than two business days after receiving an invoice from Agent of such costs and expenses, and (f) Merchant shall not directly or indirectly enter into negotiations with any other party with respect to the transactions contemplated by the Agency Agreement on or before January 1, 2001. An estimate of our potential costs and expenses is attached hereto through December 17, 2000.

     If this letter agreement is in accordance with the Merchant's understanding, please sign below. By executing this letter agreement, both Agent and Merchant represent and warrant to each other that (i) they have the right, power and authority to execute and deliver this letter agreement and to fully perform their obligations hereunder, (ii) this agreement constitutes the legal, valid and binding obligation of each

                                      -2-                       December 1, 2000


respectively and (iii) no further consent or approval is required to enter into or perform this letter agreement.

Sincerely,

/s/ Jeff Linstrom
Senior Vice President and General Counsel of Member



AGREED AND ACCEPTED:

FRANK'S NURSERY & CRAFTS, INC.

/s/ Larry J. Lakin
-------------------------------
Larry Lakin, Vice Chairman and
Chief Financial Officer




cc:  Michael Keefe

                                  EXHIBIT L-1

                              FORM OF LIBOR NOTICE




Wells Fargo Retail Finance, LLC, as Agent
under the below referenced Loan Agreement
One Boston Place, 18th Floor
Boston, Massachusetts  02108
Attention: ________________________

Ladies and Gentlemen:

                  Reference hereby is made to that certain Debtor in Possession Loan and Security Agreement, dated as of ______________ (the "Loan Agreement"), among ______________ _________, a ____________________________ ("Borrower"), the
lenders signatory thereto (the "Lenders"), and Wells Fargo Retail Finance, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders ("Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  This LIBOR Notice represents Borrower's request to elect the LIBOR Option with respect to outstanding Advances in the amount of $____________ (the "LIBOR Rate Advance")[, and is a written conformation of the telephonic notice of such election given to Agent].

                  Such LIBOR Rate Advance will have an Interest Period of [1, 2, or 3] month(s) commencing on ____________________.

                  This LIBOR Notice further confirms Borrower's acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Loan Agreement, of the LIBOR Rate as determined pursuant to the Loan Agreement.

                  Borrower represents and warrants that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), and (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above.


                                        Dated:__________________________________


                                        ____________________________, a ________
                                        ________________, as Borrower


                                        By _____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

Acknowledged by:

WELLS FARGO RETAIL FINANCE, LLC
as Agent



By: ___________________________
Name: _________________________
Title: ________________________

                            AVAILABILITY CALCULATION


Beginning Principal Balance as of:                                                       02/21/01                    0
                                                                                         --------          -----------
        ADD:                                                 Advances through            02/31/01                    0
                                                                                         --------          -----------
                                                             Fees as of                  02/21/01            2,000,000
                                                                                         --------          -----------
                                                             Adjustments                 02/21/01                    0
                                                                                         --------          -----------
        LESS:                                                Payments through            02/21/01                    0
                                                                                         --------          -----------
Ending Principal Balance Prior to Advance Request                                                            2,000,000
                                                                                                           -----------
        PLUS:                                                Est. Accrued Interest    LIBOR + 3.5%                   0
                                                                                                           -----------
Loan Balance Prior to Today's Request                                                                        2,000,000 (F)
                                                                                                           -----------
Net Availability Prior to Today's Request (E-F)                                                             73,727,184 (G)
                                                                                                           -----------
        Today's Advance Request:                                                                            62,130,719 (H)
                                                                                                           -----------
Excess Availability (G - H) -- Covenant language needed      Minimum at closing $10,000,000                 11,596,465 (I)
                                                                                                           -----------
Ending Loan Balance (F + H)                                                                                 64,130,719 (J)
                                                                                                           -----------
Effective Advance Rate (J + A)                                                                                   34.8% (K)
                                                                                                           -----------
Real Estate (ending loan balance [Inventory
  availability-availability reserves] lending loan balance)                                                      42.3% (L)



Week to Date: Cash Receipts:

The undersigned represents and warrants that the information set forth above is true and complete. The undersigned grants a security interest in the collateral reflected above to Wells Fargo Retail Finance, LLC. Frank's Nursery and Crafts represents and warrants that (a) said collateral complies with their representations, warrants, and covenants contained in the security agreement between lender and undersigned; (b) no "Event of Default" (as defined in the Loan Agreement) is presently in existence; and (c) all or a portion of the advance request hereby will be utilized by the Borrower to cover 100% of the Borrower's obligation for sales tax on account of sales since the most recent borrowing under the Loan Agreement.


Authorized Signer:  Printed Name:  Larry T. Lakin                                       Signature:  /s/ Larry T. Lakin
                                 ---------------------------------                                --------------------------------
WFRF Account Manager:   Printed Name:                                                   Signature:
                                     ------------------------------------                         --------------------------------


                          Today's Advance Request consists of the following:

                                      Vendor                   Reason            Amount                  Wiring Instructions
                          ------------------------------  ------------------  --------------    ------------------------------------

                          Chase Manhattan Bank            Pay-Off             $62,007,400.02    ABA # 021000021   Acct. # 323517218
                          Fidelity National Title Ins.    Title Insurance     $    33,319.00    ABA # 072000086   Acct. # 1850973916


                                                                                           CERT #:                        0001
                                                                                                                       ------------
REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION                                          DATE:                         2/21/01
                                                                                                                       ------------
FAX TO: TODD COLPUTS 617 523-1027 (AFTER 2/25/01)                                        WEEKLY         TUESDAYS
------------------------------------------------------------------------------------------------------------------------------------

                                                               1,2,5       3,4,5,6          7           9,10,999
                                                                           LAWN AND                   FLORAL, CRAFTS
                                                            LIVE PLANTS    GARDEN       CHRISTMAS     AND HOME DECOR     TOTAL
Beginning Inventory Balance              As Of: 01/28/01     1,457,748    25,470,093    15,512,330      34,053,581     72,493,852
                                               ---------     ---------    ----------    ----------      ----------     ----------

  ADD:   Receipts/Purchases                                    852,009     2,978,603            19       2,119,673      5,950,304
                                                             ---------    ----------    ----------      ----------     ----------
         Freight Cost                                           93,518       231,174             1         427,492        752,183
                                                             ---------    ----------    ----------      ----------     ----------

  Inventory Available for Sale                               2,403,273    28,679,870    11,512,350      38,600,846     79,195,339
                                                             ---------    ----------    ----------      ----------     ----------

  LESS:  Cost of Goods Sold @ Cost                            (725,117)   (1,299,107)      (23,074)     (2,579,574)    (4,626,872)
                                                             ---------    ----------    ----------      ----------     ----------

         Return to Vendor                                       (1,503)     (102,360)         (289)         (3,828)      (307,780)
                                                             ---------    ----------    ----------      ----------     ----------

         Net Transfers                                               0        (1,026)            0          (4,356)        (5,382)
                                                             ---------    ----------    ----------      ----------     ----------

         Net Adjustments                                           167       (10,596)        2,356          16,713          8,640
                                                             ---------    ----------    ----------      ----------     ----------

         Mark Outs                                             (57,540)      (49,713)       (6,827)        (67,580)      (181,660)
                                                             ---------    ----------    ----------      ----------     ----------

         Other Adjustment(s)                                         0             0             0               0              0
                             --------                        ---------    ----------    ----------      ----------     ----------

  Total Reductions                                            (783,993)   (1,462,802)      (27,834)     (2,638,425)    (4,913,054)
                                                             ---------    ----------    ----------      ----------     ----------

Ending Inventory Balance                 As Of: 02/20/01     1,619,280    27,217,065    11,484,516      33,962,421     74,283,285
                                               ---------     ---------    ----------    ----------      ----------     ----------

  Percent to Total Inventory                                      2.2%         36.6%         15.5%            45.7%         100.0%
                                                             ---------    ----------    ----------      ----------      ---------



--------------------------------------------------------------------------------

The undersigned represents and warrants that the information set forth above is true and complete. The undersigned grants a security interest in the collateral reflected above to Wells Fargo Retail Finance, LLC. Frank's Nursery and Crafts represents and warrants that (a) said collateral complies with their representations, warrants, and covenants contained in the security agreement between lender and undersigned; (b) no "Event of Default" (as defined in the Loan Agreement) is presently in existence; and (c) all or a portion of the advance request hereby will be utilized by the Borrower to cover 100% of the Borrower's obligation for sales tax on account of sales since the most recent borrowing under the Loan Agreement.



Authorized Signer:      Printed Name:    Larry T. Lakin        Signature:  /s/ Larry T. Lakin
                                      ----------------------              ----------------------

WFRF Account Manager:      Printed Name:                       Signature:
                                         -------------------              -----------------------

             SCHEDULES TO DEBTOR IN POSSESSION AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                           FRANK'S NURSERY-WELLS FARGO

                                  SCHEDULE A-1

                                CORE PROPERTIES*



------------ -------------------------------------------------------------------
STORE        LOCATION
------------ -------------------------------------------------------------------
5            DEARBORN HTS., MI
------------ -------------------------------------------------------------------
26           COLUMBUS, OH
------------ -------------------------------------------------------------------
27           COLUMBUS, OH
------------ -------------------------------------------------------------------
28           FT. WAYNE, IN
------------ -------------------------------------------------------------------
29           FT. WAYNE, IN
------------ -------------------------------------------------------------------
30           UTICA, MI
------------ -------------------------------------------------------------------
45           BLOOMINGTON, MN
------------ -------------------------------------------------------------------
58           COLUMBUS, OH
------------ -------------------------------------------------------------------
81           GRANDVILLE, MI
------------ -------------------------------------------------------------------
84           CANTON, TWP., MI
------------ -------------------------------------------------------------------
85           PORTAGE, MI
------------ -------------------------------------------------------------------
86           FLORENCE, KY
------------ -------------------------------------------------------------------
87           EVERGREEN PARK, IL
------------ -------------------------------------------------------------------
88           WAUKEGAN, IL
------------ -------------------------------------------------------------------
90           MERRILLVILLE, IN
------------ -------------------------------------------------------------------
92/401       CLINTON TWP. MI
------------ -------------------------------------------------------------------
93           LANSING, MI
------------ -------------------------------------------------------------------
94           TOLEDO, OH
------------ -------------------------------------------------------------------


-----------------------------

* Street Addresses are shown on Schedule E-1

------------ -------------------------------------------------------------------
98           ST CHARLES, IL
------------ -------------------------------------------------------------------
102          PHILADELPHIA, PA
------------ -------------------------------------------------------------------
103          COON RAPIDS, MN
------------ -------------------------------------------------------------------
104          OWINGS MILLS, MD
------------ -------------------------------------------------------------------
105          EXTON, PA
------------ -------------------------------------------------------------------
107          NAPERVILLE, IL
------------ -------------------------------------------------------------------
110          CLEARWATER, FL
------------ -------------------------------------------------------------------
112          BLAINE, MN
------------ -------------------------------------------------------------------
113          NEW PORT RICHEY, FL
------------ -------------------------------------------------------------------
117          TAMPA, FL
------------ -------------------------------------------------------------------
118          FLINT, MI
------------ -------------------------------------------------------------------
119          LARGO, FL
------------ -------------------------------------------------------------------
134          BALDWIN, MO
------------ -------------------------------------------------------------------
141          BEDFORD PARK, IL
------------ -------------------------------------------------------------------
151          WARREN, MI
------------ -------------------------------------------------------------------
156          MICHIGAN CITY, IN
------------ -------------------------------------------------------------------
179          NORTHWOOD, OH
------------ -------------------------------------------------------------------
181          NORTON SHORES, MI
------------ -------------------------------------------------------------------
188          ST. PAUL, MN
------------ -------------------------------------------------------------------
199          SPRINGFIELD, OH
------------ -------------------------------------------------------------------
202          CINCINNATI, OH
------------ -------------------------------------------------------------------
213          BRADENTON, FL
------------ -------------------------------------------------------------------
214          FRANKLIN, OH
------------ -------------------------------------------------------------------
219          COLUMBUS, IN
------------ -------------------------------------------------------------------


------------ -------------------------------------------------------------------
240          HUBER HEIGHTS, OH
------------ -------------------------------------------------------------------
259          MISHAWAKA, IN
------------ -------------------------------------------------------------------
266          CINCINNATI, OH
------------ -------------------------------------------------------------------
267          SOUTH BEND, IN
------------ -------------------------------------------------------------------
286          SEA GIRT, NJ
------------ -------------------------------------------------------------------
297          ROUND LAKE BEACH, IL
------------ -------------------------------------------------------------------
605          W. LONG BRANCH, NJ
------------ -------------------------------------------------------------------
622          MILFORD, CT
------------ -------------------------------------------------------------------
624          KENVIL, NJ
------------ -------------------------------------------------------------------
625          HAZLET, NJ
------------ -------------------------------------------------------------------
638          HOWELL, NJ
------------ -------------------------------------------------------------------
645          TAUTON, MA
------------ -------------------------------------------------------------------
648          BROCKTON, MA
------------ -------------------------------------------------------------------

                                  SCHEDULE A-2

                          SECOND PRIORITY REAL ESTATE*



-------------- -----------------------------------------------------------------
    STORE                             LOCATION
-------------- -----------------------------------------------------------------
25             GRAND RAPIDS, MI
-------------- -----------------------------------------------------------------
32             COLUMBUS, OH
-------------- -----------------------------------------------------------------
33             GRAND RAPIDS, MI
-------------- -----------------------------------------------------------------
34             OKEMOS, MI
-------------- -----------------------------------------------------------------
65             ROSEVILLE, MN
-------------- -----------------------------------------------------------------
80             FLINT, MI
-------------- -----------------------------------------------------------------
99             BROOKHAVEN, PA
-------------- -----------------------------------------------------------------
100            JOLIET, IL
-------------- -----------------------------------------------------------------
101            DEPTFORD, NJ
-------------- -----------------------------------------------------------------
106            LIBERTYVILLE, IL
-------------- -----------------------------------------------------------------
135            BRIDGETON, MO
-------------- -----------------------------------------------------------------
139            ST. CHARLES, IL
-------------- -----------------------------------------------------------------
140            LAKE ZURICH, IL
-------------- -----------------------------------------------------------------
142            CINCINNATI, OH
-------------- -----------------------------------------------------------------
163            CRYSTAL LAKE, IL
-------------- -----------------------------------------------------------------
167            SCHAUMBURG, IL
-------------- -----------------------------------------------------------------
168            BATTLE CREEK, MI
-------------- -----------------------------------------------------------------
205            LOUISVILLE, KY
-------------- -----------------------------------------------------------------


-----------------------------

* Street Addresses are shown on Schedule E-1

-------------- -----------------------------------------------------------------
208            LOUISVILLE, KY
-------------- -----------------------------------------------------------------
244            EDEN PRAIRIE, MN
-------------- -----------------------------------------------------------------
245            EAGAN, MN
-------------- -----------------------------------------------------------------
265            ST. CHARLES, MO
-------------- -----------------------------------------------------------------
277            BLOOMFIELD, MI
-------------- -----------------------------------------------------------------
601            HUNTINGTON, NY
-------------- -----------------------------------------------------------------
623            STATEN ISLAND, NY
-------------- -----------------------------------------------------------------
626            BRICK TOWN, NJ
-------------- -----------------------------------------------------------------
628            BRIDGEWATER, NJ
-------------- -----------------------------------------------------------------
631            BRANFORD, CT
-------------- -----------------------------------------------------------------
633            SOUTHINGTON, CT
-------------- -----------------------------------------------------------------
636            FARMINGTON, CT
-------------- -----------------------------------------------------------------
639            KINGSTON, NY
-------------- -----------------------------------------------------------------
643            EAST HARTFORD, CT
-------------- -----------------------------------------------------------------

                                  SCHEDULE C-1

                           COMMITMENTS ON CLOSING DATE



            Lender                                             Commitment
            ------                                             ----------
Wells Fargo Retail Finance, LLC                               $100,000,000

                                  SCHEDULE E-1

                               ELIGIBLE INVENTORY

                  1.       1175 West Long Lake Road, Troy, Michigan 48098

                  2.       6501 East Nevada, Detroit, Michigan 48234

                  3.       580 Kirts Road, Troy, Michigan 48084

                  4.       3400 Industrial Road, Harrisburg, PA 17110

                  5.       8055 North State Road #9, Howe, Indiana 46756

                       (ALSO SEE ATTACHED LIST OF STORES)

                                                                                 LEASED
                                                                                   OR
       STORE #                                 CITY              STATE   ZIP      OWNED
 1        3      23090 Coolidge                Oak Park          MI      48237   Leased
      ---------------------------------------------------------------------------------
 2        5      25488 Michigan Ave.           Dearborn Heights  MI      48125   Owned
      ---------------------------------------------------------------------------------
 3        6      14601 Eureka Rd.              Southgate         MI      48195   Leased
      ---------------------------------------------------------------------------------
 4        8      27650 Schoolcraft             Livonia           MI      48150   Leased
      ---------------------------------------------------------------------------------
 5        9      34900 Groesbeck Hwy.          Clinton Township  MI      48035   Leased
      ---------------------------------------------------------------------------------
 6       10      30110 Harper                  St. Clair Shores  MI      48082   Leased
      ---------------------------------------------------------------------------------
 7       12      27650 Van Dyke                Warren            MI      48093   Leased
      ---------------------------------------------------------------------------------
 8       14      44 Batchewana                 Clawson           MI      48017   Leased
      ---------------------------------------------------------------------------------
 9       15      2170 Dix Rd.                  Lincoln Park      MI      48146   Owned
      ---------------------------------------------------------------------------------
10       16      31590 Grand River             Farmington        MI      48336   Leased
      ---------------------------------------------------------------------------------
11       17      3590 Washtenaw                Ann Arbor         MI      48104   Leased
      ---------------------------------------------------------------------------------
12       19      4202 S. Dort Hwy.             Flint             MI      48507   Leased
      ---------------------------------------------------------------------------------
13       21      5919 Highland Rd.             Waterford         MI      48327   Leased
      ---------------------------------------------------------------------------------
14       22      34700 Ford Rd.                Westland          MI      48185   Leased
      ---------------------------------------------------------------------------------
16       24      4832 Saginaw Hw.              Lansing           MI      48917   Leased
      ---------------------------------------------------------------------------------
17       25      2450 28th St. SE              Grand Rapids      MI      49512   Owned
      ---------------------------------------------------------------------------------
18       26      7141 E. Broad                 Columbus          OH      43213   Owned
      ---------------------------------------------------------------------------------
19       27      5500 W. Broad St.             Columbus          OH      43228   Owned
      ---------------------------------------------------------------------------------
20       28      6303 S. Anthony               Ft. Wayne         IN      46816   Owned
      ---------------------------------------------------------------------------------
21       29      1133 Coliseum Blvd.           Ft. Wayne         IN      46805   Owned
      ---------------------------------------------------------------------------------
22       30      47340 Van Dyke                Utica             MI      48317   Owned
      ---------------------------------------------------------------------------------
23       31      5135 Monroe St.               Toledo            OH      43623   Leased
      ---------------------------------------------------------------------------------
24       32      1700 E. Dublin-Grandville     Columbus          OH      43229   Owned
      ---------------------------------------------------------------------------------
25       33      4180 Plainfield NE            Grand Rapids      MI      49505   Owned
      ---------------------------------------------------------------------------------
26       34      1941 Grand River              Okemos            MI      48864   Owned
      ---------------------------------------------------------------------------------
27       35      5474 W. Main                  Kalamazoo         MI      49001   Leased
      ---------------------------------------------------------------------------------
28       36      2520 S. Reynolds              Toledo            OH      43614   Leased
      ---------------------------------------------------------------------------------
29       37      250 Rand Rd.                  Arlington Heights IL      60004   Leased
      ---------------------------------------------------------------------------------
30       38      817 W. Golf                   Schaumburg        IL      60194   Leased
      ---------------------------------------------------------------------------------
31       39      6715 Dempster                 Morton Grove      IL      60053   Leased
      ---------------------------------------------------------------------------------
32       40      730 E. North Ave.             Carol Stream      IL      60188   Leased
      ---------------------------------------------------------------------------------
33       42      5620 Winnetka Ave. N          New Hope          MN      55428   Leased
      ---------------------------------------------------------------------------------
34       44      5016 County Rd. 101           Minnetonka        MN      55345   Leased
      ---------------------------------------------------------------------------------
35       45      7940 Penn Ave. S              Bloomington       MN      55431   Owned
      ---------------------------------------------------------------------------------
36       46      7835 Kenwood Rd.              Cincinnati        OH      45236   Leased
      ---------------------------------------------------------------------------------
37       47      10870 Hamilton Ave.           Cincinnati        OH      45231   Leased
      ---------------------------------------------------------------------------------
38       48      80 N. Adams                   Rochester Hills   MI      48309   Leased
      ---------------------------------------------------------------------------------
39       50      497 Lake Cook Rd.             Deerfield         IL      60015   Leased
      ---------------------------------------------------------------------------------
40       51      700 E. Roosevelt              Lombard           IL      60148   Leased
      ---------------------------------------------------------------------------------
41       52      1785 River Oaks Rd.           Calumet City      IL      60409   Leased
      ---------------------------------------------------------------------------------
42       53      4260 W. 211th St.             Matteson          IL      60443   Leased
      ---------------------------------------------------------------------------------
43       55      4009 W. Harrison              Cheviot           OH      45211   Leased
      ---------------------------------------------------------------------------------
44       56      25101 Allen Rd.               Woodhaven         MI      48183   Leased
      ---------------------------------------------------------------------------------
45       57      155 N. Maple Rd.              Ann Arbor         MI      48103   Leased
      ---------------------------------------------------------------------------------
46       58      3333 Refugee Rd.              Columbus          OH      43232   Owned
      ---------------------------------------------------------------------------------
47       59      4261 W. Dublin-Grandville     Dublin            OH      43017   Leased
      ---------------------------------------------------------------------------------
48       62      6302 E. 82nd St.              Castleton         IN      46250   Leased
      ---------------------------------------------------------------------------------
49       63      8802 US 31 South              Indianapolis      IN      46227   Leased
      ---------------------------------------------------------------------------------
50       64      5150 W. 38th St.              Indianapolis      IN      46254   Leased
      ---------------------------------------------------------------------------------
51       65      1800 Highway 36               Roseville         MN      55113   Owned
      ---------------------------------------------------------------------------------
52       66      1970 S. Robert St.            W. St. Paul       MN      55118   Leased
      ---------------------------------------------------------------------------------
53       67      7520 W. 159th St.             Orland Park       IL      60462   Leased
      ---------------------------------------------------------------------------------
54       68      2501 W. 75th St.              Woodridge         IL      60517   Leased
      ---------------------------------------------------------------------------------

                                                                                 LEASED
                                                                                   OR
       STORE #                                 CITY              STATE   ZIP      OWNED
55       69      1902 S. Elmhurst              Mt. Prospect      IL      60056   Leased
      ---------------------------------------------------------------------------------
56       70      6639 Gov. Ritchie Hwy.        Glen Burnie       MD      21061   Leased
      ---------------------------------------------------------------------------------
57       71      4231 Ebenezer rd.             Baltimore         MD      21236   Leased
      ---------------------------------------------------------------------------------
58       72      6503 Baltimore National Pike  Baltimore         MD      21228   Leased
      ---------------------------------------------------------------------------------
59       73      7928 Eastern Blvd.            Baltimore         MD      21224   Leased
      ---------------------------------------------------------------------------------
60       74      2325 18 mile Rd.              Sterling Heights  MI      48310   Leased
      ---------------------------------------------------------------------------------
61       75      9701 E. Washington            Indianapolis      IN      46229   Leased
      ---------------------------------------------------------------------------------
62       76      4500 Roosevelt Rd.            Hillside          IL      60162   Leased
      ---------------------------------------------------------------------------------
63       77      250 E. Indian Trail           Aurora            IL      60505   Leased
      ---------------------------------------------------------------------------------
64       78      330 W. Ridge Rd.              Griffith          IN      46319   Leased
      ---------------------------------------------------------------------------------
65       79      7222 Rockville Rd.            Indianapolis      IN      46214   Leased
      ---------------------------------------------------------------------------------
66       80      G-5054 Miller Rd.             Flint             MI      48507   Owned
      ---------------------------------------------------------------------------------
67       81      3001 28th St. SW              Grandville        MI      49418   Owned
      ---------------------------------------------------------------------------------
68       82      522 Ritchie Hwy.              Severna Park      MD      21146   Leased
      ---------------------------------------------------------------------------------
69       83      7350 87th St.                 Bridgeview        IL      60455   Leased
      ---------------------------------------------------------------------------------
70       84      43473 Ford Rd.                Canton Twp.       MI      48188   Owned
      ---------------------------------------------------------------------------------
71       85      325 Mall Dr.                  Portage           MI      49002   Owned
      ---------------------------------------------------------------------------------
72       86      8032 Ken-18 Burlington Pk.    Florence          KY      41042   Owned
      ---------------------------------------------------------------------------------
73       87      3720 95th St.                 Evergreen Park    IL      60805   Owned
      ---------------------------------------------------------------------------------
74       88      720 N. Green Bay Rd.          Waukegan          IL      60087   Owned
      ---------------------------------------------------------------------------------
75       89      506 W. Lake Rd.               Addison           IL      60101   Leased
      ---------------------------------------------------------------------------------
76       90      2999 E. Lincoln Hwy.          Merrillville      IN      46410   Owned
      ---------------------------------------------------------------------------------
77       91      3271 South Blvd. E            Auburn Hills      MI      48326   Leased
      ---------------------------------------------------------------------------------
78     92/401    15300 Hall Rd.                Clinton Township  MI      48038   Owned
      ---------------------------------------------------------------------------------
79       93      5737 S. Pennsylvania          Lansing           MI      48911   Owned
      ---------------------------------------------------------------------------------
80       94      6142 Telegraph                Toledo            OH      43612   Owned
      ---------------------------------------------------------------------------------
81       95      31 Airport Square             N. Wales          PA      19454   Leased
      ---------------------------------------------------------------------------------
82       96      160 S. State Std.             Springfield       PA      19064   Leased
      ---------------------------------------------------------------------------------
83       97      72 Countryside Plaza          Countryside       IL      60525   Leased
      ---------------------------------------------------------------------------------
84       98      1950 State St.                St. Charles       IL      60174   Owned
      ---------------------------------------------------------------------------------
85       99      4703 Edgemont                 Brookhaven        PA      19015   Owned
      ---------------------------------------------------------------------------------
86      100      1395 Larkin                   Joliet            IL      60435   Owned
      ---------------------------------------------------------------------------------
87      101      1729 Deptford Center Rd.      Deptford          NJ      08096   Owned
      ---------------------------------------------------------------------------------
88      102      10901 Bustleton               Phildelphia       PA      19116   Owned
      ---------------------------------------------------------------------------------
89      103      3707 Coon Rapids Blvd.        Coon Rapids       MN      55433   Owned
      ---------------------------------------------------------------------------------
90      104      10550 Reistertown Rd.         Owings Mill       MD      21117   Owned
      ---------------------------------------------------------------------------------
91      105      190 W. Lincoln Hwy.           Exton             PA      19341   Owned
      ---------------------------------------------------------------------------------
92      106      1600 S. Milwaukee             Libertyville      IL      60048   Owned
      ---------------------------------------------------------------------------------
93      107      1520 Aurora                   Naperville        IL      60563   Owned
      ---------------------------------------------------------------------------------
94      108      7401 W. 24th St.              North Riverside   IL      60546   Leased
      ---------------------------------------------------------------------------------
95      109      700 45th Ave.                 Hilltop           MN      55421   Leased
      ---------------------------------------------------------------------------------
96      110      4315 E. Bay Dr.               Clearwater        FL      34624   Owned
      ---------------------------------------------------------------------------------
97      111      5501 49th St. N               St. Petersburg    FL      33709   Owned
      ---------------------------------------------------------------------------------
98      112      255 89th Ave.                 Blaine            MN      55434   Owned
      ---------------------------------------------------------------------------------
99      113      4720 US 19                    New Port Richey   FL      34652   Owned
      ---------------------------------------------------------------------------------
100     114      9023 Little Rd.               New Port Richey   FL      34654   Leased
      ---------------------------------------------------------------------------------
101     115      1901 State Rd. 60             Valrico           FL      33594   Leased
      ---------------------------------------------------------------------------------
102     116      4701 34th Street S            St. Petersburg    FL      33711   Leased
      ---------------------------------------------------------------------------------
103     117      6401 W. Waters Ave.           Tampa             FL      33634   Owned
      ---------------------------------------------------------------------------------
104     118      4366 Pierson Rd.              Flint             MI      48504   Owned
      ---------------------------------------------------------------------------------
105     119      12755 Walsingham Rd.          Largo             FL      34644   Owned
      ---------------------------------------------------------------------------------
107     121      3804 S. Dale Mabry            Tampa             FL      33611   Leased
      ---------------------------------------------------------------------------------
108     122      706A Highway 131              Clarksville       IN      47130   Leased
      ---------------------------------------------------------------------------------
109     123      1808 Hurstbourne Pkwy.        Louisville        KY      40220   Leased
      ---------------------------------------------------------------------------------

                                                                                    LEASED
                                                                                      OR
       STORE #                                     CITY             STATE   ZIP     OWNED
       -------------------------------------------------------------------------------------
110       124  8053 Liberty Rd.                   Baltimore           MD   21244     Leased
       -------------------------------------------------------------------------------------
111       125  2308 Bel Air Rd.                   Fallston            MD   21047     Leased
       -------------------------------------------------------------------------------------
112       127  2730 DeKalb Pike-Rt. 202           Norristown          PA   19401     Leased
       -------------------------------------------------------------------------------------
113       129  1524 E. Joppa Rd.                  Towson              MD   21286     Leased
       -------------------------------------------------------------------------------------
114       130  8124 Jumpers Junction              Pasadena            MD   21122     Leased
       -------------------------------------------------------------------------------------
115       131  201 Bowie Rd.                      Laurel              MD   20707     Leased
       -------------------------------------------------------------------------------------
116       133  10930 Lee Highway                  Fairfax             VA   22030     Leased
       -------------------------------------------------------------------------------------
117       134  15031 Manchester Rd.               Ballwin             MO   53011     Owned
       -------------------------------------------------------------------------------------
118       135  12253 St. Charles Rock Rd.         Bridgetown          MO   63044     Owned
       -------------------------------------------------------------------------------------
119       136  11015 Old Halls Ferry Rd.          St. Louis           MO   63136     Leased
       -------------------------------------------------------------------------------------
120       137  125 Kenrick Plaza Dr.              Shrewsbury          MO   63119     Leased
       -------------------------------------------------------------------------------------
121       138  1135 S. Kirkwood Blvd.             Kirkwood            MO   63122     Leased
       -------------------------------------------------------------------------------------
122       139  3725 Harry St. Truman              St. Charles         MO   63301     Owned
       -------------------------------------------------------------------------------------
123       140  195 S. Rand Rd.                    Lake Zurich         IL   60047     Owned
       -------------------------------------------------------------------------------------
124       141  7456 S. State Rd.                  Bedford Park        IL   60638     Owned
       -------------------------------------------------------------------------------------
125       142  801 Eastgate Dr.                   Cincinnati          OH   45245     Owned
       -------------------------------------------------------------------------------------
126       144  7702 Richmond Hwy.                 Alexandria          VA   22306     Leased
       -------------------------------------------------------------------------------------
127       145  5610 Linda Lane                    Camp Springs        MD   20748     Leased
       -------------------------------------------------------------------------------------
128       146  30701 US 19 North                  Palm Harbor         FL   34684     Leased
       -------------------------------------------------------------------------------------
129       147  850 State Rd. 434                  Longwood            FL   32750     Owned
       -------------------------------------------------------------------------------------
130       150  6380 Tussing                       Reynoldsburg        OH   43068     Leased
       -------------------------------------------------------------------------------------
131       151  2295 10 Mile Rd.                   Warren              MI   48091     Owned
       -------------------------------------------------------------------------------------
132       152  89 W. Central Ave.                 Edgewater           MD   21037     Leased
       -------------------------------------------------------------------------------------
133       156  3822 S. Franklin St.               Michigan City       IN   46360     Owned
       -------------------------------------------------------------------------------------
134       157  3250 Old Washington Rd.            Waldorf             MD   20602     Leased
       -------------------------------------------------------------------------------------
135       159  5837 University Dr.                Tamarac             FL   33321     Owned
       -------------------------------------------------------------------------------------
136       162  2251 Hikes Lane                    Louisville          KY   40218     Owned
       -------------------------------------------------------------------------------------
137       163  5701 E. NW Highway                 Crystal Lake        IL   60014     Owned
       -------------------------------------------------------------------------------------
139       165  7235 N. Keystone Ave. (431)        Indianapolis        IN   46240     Leased
       -------------------------------------------------------------------------------------
140       167  1850 Irving park Rd.               Schamburg           IL   60193     Owned
       -------------------------------------------------------------------------------------
141       168  5738 Beckley Rd.                   Battle Creek        MI   49015     Owned
       -------------------------------------------------------------------------------------
142       173  4383 Winston Ave.                  Covington           KY   41015     Leased
       -------------------------------------------------------------------------------------
143       174  14308 Burnhaven Dr.                Burnsville          MN   55306     Leased
       -------------------------------------------------------------------------------------
144       175  1845 E. County Rd. D               Maplewood           MN   55109     Leased
       -------------------------------------------------------------------------------------
145       176  200 Route 73 North, Unit #4        W. Berlin           NJ   08091     Leased
       -------------------------------------------------------------------------------------
146       177  1487 W. Street Rd.                 Warminster          PA   18974     Leased
       -------------------------------------------------------------------------------------
147       178  2685 Tittabawassee Rd.             Saginaw             MI   48604     Owned
       -------------------------------------------------------------------------------------
148       179  4532 Woodville Rd.                 Northwood           OH   43619     Owned
       -------------------------------------------------------------------------------------
149       180  110 Commerce Lane                  Fairview Heights    IL   62208     Leased
       -------------------------------------------------------------------------------------
150       181  3530 Mona Kai Dr.                  Norton Shores       MI   49441     Owned
       -------------------------------------------------------------------------------------
151       182  4650 Landsdowne                    St. Louis           MO   63116     Leased
       -------------------------------------------------------------------------------------
152       183  8901 Page                          Overland            MO   63114     Leased
       -------------------------------------------------------------------------------------
153       184  13943 E. Eight Mile Rd.            Warren              MI   48089     Leased
       -------------------------------------------------------------------------------------
154       185  90 W. Kemper Rd.                   Springdale          OH   45246     Leased
       -------------------------------------------------------------------------------------
155       186  7067A W. Broward                   Plantation          FL   33317     Owned
       -------------------------------------------------------------------------------------
156       187  1257 Jefferson Davis Hwy.          Fredericksburg      VA   22401     Leased
       -------------------------------------------------------------------------------------
157       188  448 N. Lexington Pkwy.             St. Paul            MN   55104     Owned
       -------------------------------------------------------------------------------------
158       189  1210 N. Bryne                      Toledo              OH   43607     Owned
       -------------------------------------------------------------------------------------
159       190  2016 State Rd. #9                  Anderson            IN   46013     Leased
       -------------------------------------------------------------------------------------
160       192  2100 W. Union Blvd.                Bethlehem           PA   18018     Leased
       -------------------------------------------------------------------------------------
161       195  2925 N. Military Trail             W. Palm Beach       FL   33409     Owned
       -------------------------------------------------------------------------------------
162       196  5201 Belair                        Gardenville         MD   21206     Leased
       -------------------------------------------------------------------------------------
163       198  4910 Denlinger Rd.                 Dayton              OH   45426     Leased
       -------------------------------------------------------------------------------------
165       200  2605 Street Rd.                    Bensalem            PA   19020     Leased
       -------------------------------------------------------------------------------------

                                                                                                     LEASED
                                                                                                       OR
    STORE #                                                          CITY         STATE   ZIP        OWNED
      -------------------------------------------------------------------------------------------------------
167   202   3365 Highland Ave.                                 Cincinnati          OH     45213      Owned
      -------------------------------------------------------------------------------------------------------
168   203   Eastton & Cheltenham Roads, Cedarbrook Mall        Wyncote             PA     19095      Leased
      -------------------------------------------------------------------------------------------------------
169   204   3555 State Road #38                                Lafayatte           IN     47905      Leased
      -------------------------------------------------------------------------------------------------------
170   205   5354 Dixie Hwy.                                    Louisville          KY     40216      Owned
      -------------------------------------------------------------------------------------------------------
171   207   710 Chicago Dr.                                    Holland             MI     49423      Leased
      -------------------------------------------------------------------------------------------------------
172   208   4810 Outer Loop                                    Louisville          KY     40219      Owned
      -------------------------------------------------------------------------------------------------------
173   212   4700 Babcock St. NE, Unit 27                       Palm Bay            FL     32905      Owned
      -------------------------------------------------------------------------------------------------------
174   213   4902 Cortez Rd.                                    Bradenton           FL     34210      Owned
      -------------------------------------------------------------------------------------------------------
175   214   3526 Towne Blvd.                                   Franklin            OH     45005      Owned
      -------------------------------------------------------------------------------------------------------
176   215   2108 MacArthur Rd.                                 Whitehall           PA     18052      Leased
      -------------------------------------------------------------------------------------------------------
177   216   4037 Route 130 South                               Delran              NJ     08075      Leased
      -------------------------------------------------------------------------------------------------------
178   217   6560A W. Fullerton Ave.                            Chicago             IL     60707      Leased
      -------------------------------------------------------------------------------------------------------
179   219   3075 Middle Rd.                                    Columbus            IN     47203      Owned
      -------------------------------------------------------------------------------------------------------
180   221   328 W. Army Trail Rd.                              Bloomingdale        IL     60108      Leased
      -------------------------------------------------------------------------------------------------------
181   225   3804 Nolensville                                   Nashville           TN     37211      Owned
      -------------------------------------------------------------------------------------------------------
182   227   8287 Springboro Pike                               Miamisburg          OH     45342      Leased
      -------------------------------------------------------------------------------------------------------
183   229   S. Evergreen Ave. & Elm St.                        Woodbury            NJ     08096      Leased
      -------------------------------------------------------------------------------------------------------
184   230   5210 Baltimore Pike                                Clifton Heights     PA     19018      Leased
      -------------------------------------------------------------------------------------------------------
185   231   757 Huntingdon Pike                                Huntingdon Valley   PA     19006      Leased
      -------------------------------------------------------------------------------------------------------
186   232   6351 Roosevelt Blvd.                               Philadelphia        PA     19149      Leased
      -------------------------------------------------------------------------------------------------------
187   234   Route 38 & Church Rd.                              Cherry Hill         NJ     08034      Leased
      -------------------------------------------------------------------------------------------------------
188   235   191 Lincoln Hwy.                                   Fairless Hills      PA     19030      Leased
      -------------------------------------------------------------------------------------------------------
189   236   849 Paoli Pike                                     West Goshen         PA     19380      Leased
      -------------------------------------------------------------------------------------------------------
190   237   110 Welsh Rd.                                      Horsham             PA     19044      Leased
      -------------------------------------------------------------------------------------------------------
191   238   46 Route 70 West                                   Marlton             NJ     08053      Leased
      -------------------------------------------------------------------------------------------------------
192   240   7325 Old Troy Pike                                 Huber Heights       OH     45424      Owned
      -------------------------------------------------------------------------------------------------------
193   241   1950 E. Stroop Rd.                                 Kettering           OH     45429      Leased
      -------------------------------------------------------------------------------------------------------
194   242   7151 Dixie Hwy.                                    Clarkston           MI     48346      Leased
      -------------------------------------------------------------------------------------------------------
195   243   36624 Five Mile                                    Livonia             MI     48154      Leased
      -------------------------------------------------------------------------------------------------------
196   244   8040 Glen Lane                                     Eden Prairie        MN     55344      Owned
      -------------------------------------------------------------------------------------------------------
197   245   1360 Duckwood Dr.                                  Eagan               MN     55123      Owned
      -------------------------------------------------------------------------------------------------------
198   246   63 Rice Lake Square                                Wheaton             IL     60187      Leased
      -------------------------------------------------------------------------------------------------------
199   248   1738 Boston Post Rd.                               Milford             CT     06460      Leased
      -------------------------------------------------------------------------------------------------------
200   249   641 Connecticut Ave.                               Norwalk             CT     06856      Leased
      -------------------------------------------------------------------------------------------------------
201   250   4190 Vinewood Ln. N #138                           Plymouth            MN     55442      Leased
      -------------------------------------------------------------------------------------------------------
202   251   5057 Westfields Blvd.                              Centreville         VA     20120      Leased
      -------------------------------------------------------------------------------------------------------
203   252   5552 Old Hickory Blvd.                             Hermitage           TN     37076      Owned
      -------------------------------------------------------------------------------------------------------
204   253   9463 Annapolis Rd.                                 Lanham              MD     20706      Leased
      -------------------------------------------------------------------------------------------------------
205   254   3660 S. Tuttle Ave., Tuttle Bee Plaza              Sarasota            FL     34239      Leased
      -------------------------------------------------------------------------------------------------------
206   255   13770 Smoketown Rd.                                Dale City           VA     22194      Leased
      -------------------------------------------------------------------------------------------------------
207   256   105 Garrisonville Rd.                              Stafford County     VA     22554      Leased
      -------------------------------------------------------------------------------------------------------
208   259   5225 N. Grape Rd.                                  Mishawaka           IN     46545      Owned
      -------------------------------------------------------------------------------------------------------
209   260   7300 Haggerty Rd.                                  West Bloomfield     MI     48322      Leased
      -------------------------------------------------------------------------------------------------------
210   261   14641 US 31 North                                  Carmel              IN     46032      Leased
      -------------------------------------------------------------------------------------------------------
211   262   7350 153RD Street West                             Apple Valley        MN     55124      Leased
      -------------------------------------------------------------------------------------------------------
212   264   40 Tunxis Ave.                                     Bloomfield          CT     06002      Leased
      -------------------------------------------------------------------------------------------------------
213   265   4360 Highway 94 N Outer Rd.                        St. Peters          MO     63304      Owned
      -------------------------------------------------------------------------------------------------------
214   266   10808 Montgomery Rd.                               Cincinnati          OH     45242      Owned
      -------------------------------------------------------------------------------------------------------
215   267   1910 E. Ireland Rd.                                South Bend          IN     46614      Owned
      -------------------------------------------------------------------------------------------------------
216   268   246 Main St.                                       Monroe              CT     06468      Leased
      -------------------------------------------------------------------------------------------------------
217   270   3137 Berlin Turnpike                               Newington           CT     06111      Leased
      -------------------------------------------------------------------------------------------------------
218   272   20 E. Main St.                                     Westfield           MA     01085      Owned
      -------------------------------------------------------------------------------------------------------
219   273   235 S. Main St.                                    Middleton           MA     01949      Leased
      -------------------------------------------------------------------------------------------------------
220   277   2050 S. Telegraph                                  Bloomfield Twp.     MI     48302      Owned
      -------------------------------------------------------------------------------------------------------

                                                                                                   LEASED
                                                                                                     OR
    STORE #                                                          CITY         STATE   ZIP       OWNED
      -------------------------------------------------------------------------------------------------------
221   284    1202 Providence Hwy.                              Norwood             MA     02062    Leased
      -------------------------------------------------------------------------------------------------------
222   286    2145 Highway 35                                   Sea Girt            NJ     08750    Owned
      -------------------------------------------------------------------------------------------------------
223   289    1475 Queens Drive                                 Woodbury            MN     55125    Leased
      -------------------------------------------------------------------------------------------------------
224   290    4585 Sunrise Hwy.                                 Bohemia             NY     11716    Leased
      -------------------------------------------------------------------------------------------------------
225   291    1770 Middle Country Rd.                           Centreach           NY     11720    Leased
      -------------------------------------------------------------------------------------------------------
226   292    5030 William Penn Hwy.                            Monroeville         PA     15146    Leased
      -------------------------------------------------------------------------------------------------------
227   293    6500 Steubenville Pike, Ames Shopping Center      Pittsburgh          PA     15205    Leased
      -------------------------------------------------------------------------------------------------------
228   294    140 North West End Blvd.                          Quakertown          PA     18951    Leased
      -------------------------------------------------------------------------------------------------------
229   295    1025 N. Randall Rd.                               Elgin               IL     60123    Leased
      -------------------------------------------------------------------------------------------------------
230   296    2760 State Route 27                               North Brunswick     NJ     08902    Leased
      -------------------------------------------------------------------------------------------------------
231   297    2051 N. Route 83                                  Round Lake Beach    IL     60073    Owned
      -------------------------------------------------------------------------------------------------------
232   298    239 Clairton Blvd.                                West Mifflin        PA     15236    Leased
      -------------------------------------------------------------------------------------------------------
233   301    1250 N. Military Hwy.                             Norfolk             VA     23502    Leased
      -------------------------------------------------------------------------------------------------------
234   302    371 Chatham Dr.                                   Newport News        VA     23602    Leased
      -------------------------------------------------------------------------------------------------------
235   303    392 Route 130                                     East Windsor        NJ     08520    Leased
      -------------------------------------------------------------------------------------------------------
236   304    540 New York Ave.                                 Lyndhurst           NJ     07071    Leased
      -------------------------------------------------------------------------------------------------------
237   305    2170 Coliseum Dr.                                 Hampton             VA     23666    Leased
      -------------------------------------------------------------------------------------------------------
238   306    6450 George Washington Hwy.                       Yorktown            VA     23692    Leased
      -------------------------------------------------------------------------------------------------------
239   307    6801 Lake Harbour Dr.                             Midlothian          VA     23112    Leased
      -------------------------------------------------------------------------------------------------------
240   601    1081 E. Jericho Turnpike                          Huntington          NY     11743    Owned
      -------------------------------------------------------------------------------------------------------
241   602    2458 Central Park Ave.                            Yonkers             NY     10710    Leased
      -------------------------------------------------------------------------------------------------------
242   604    348 Route 9 N                                     Englishtown         NJ     07726    Leased
      -------------------------------------------------------------------------------------------------------
243   605    210 Monmouth Rd.                                  West Long Beach     NJ     07764    Leased
      -------------------------------------------------------------------------------------------------------
244   606    4067 Jericho Turnpike                             East Northport      NY     11731    Leased
      -------------------------------------------------------------------------------------------------------
245   608    30 Westminster Rd.                                West Hempstead      NY     11552    Leased
      -------------------------------------------------------------------------------------------------------
246   610    715 Dobbs Ferry Rd.                               White Plains        NY     10607    Leased
      -------------------------------------------------------------------------------------------------------
247   611    3767 Hempstead Turnpike                           Levittown           NY     11756    Leased
      -------------------------------------------------------------------------------------------------------
248   612    714 Smithtown Bypass                              Smithtown           NY     11787    Leased
      -------------------------------------------------------------------------------------------------------
249   615    167 E. Sunrise Hwy.                               Patchogue           NY     11772    Leased
      -------------------------------------------------------------------------------------------------------
250   616    894 Sunrise Hwy.                                  Bay Shore           NY     11706    Leased
      -------------------------------------------------------------------------------------------------------
251   617    Route 25A & Rocky Point Rd.                       Rocky Point         NY     11778    Leased
      -------------------------------------------------------------------------------------------------------
252   620    705 Montauk Hwy.                                  Copiague            NY     11726    Leased
      -------------------------------------------------------------------------------------------------------
253   621    1797 Dutch Broadway                               Elmont              NY     11003    Leased
      -------------------------------------------------------------------------------------------------------
254   622    945 North St.                                     Milford             CT     06460    Owned
      -------------------------------------------------------------------------------------------------------
255   623    450 New Dorp Lane                                 Staten Island       NY     10306    Owned
      -------------------------------------------------------------------------------------------------------
256   624    840 Route 46                                      Kenvil              NJ     07847    Owned
      -------------------------------------------------------------------------------------------------------
257   625    2931 Highway 35                                   Hazlet              NJ     07730    Owned
      -------------------------------------------------------------------------------------------------------
258   626    116 Brick Blvd.                                   Bricktown           NJ     08723    Owned
      -------------------------------------------------------------------------------------------------------
259   628    794 Highway 202 South                             Bridgewater         NJ     08807    Owned
      -------------------------------------------------------------------------------------------------------
260   631    479 E. Main St.                                   Branford            CT     06405    Owned
      -------------------------------------------------------------------------------------------------------
261   632    400 Talcottville Rd.                              Vernon              CT     06066    Owned
      -------------------------------------------------------------------------------------------------------
262   633    1198 Queen St.                                    Southington         CT     06489    Owned
      -------------------------------------------------------------------------------------------------------
263   636    361 Scott Swamp Rd.                               Farmington          CT     06032    Owned
      -------------------------------------------------------------------------------------------------------
264   638    4250 Route 9 South                                Howell              NJ     07731    Owned
      -------------------------------------------------------------------------------------------------------
265   639    Route #9 W. Kieffer lane                          Kingston            NY     12401    Owned
      -------------------------------------------------------------------------------------------------------
266   641    3105 E. Main St. (Route 6)                        Mohegan Lake        NY     10547    Leased
      -------------------------------------------------------------------------------------------------------
267   643    656 Silver Lane                                   East Hartford       CT     06118    Owned
      -------------------------------------------------------------------------------------------------------
268   645    447 Winthrop Street (Rt. 44)                      Taunton             MA     02780    Owned
      -------------------------------------------------------------------------------------------------------
269   646    67 Palomba Dr.                                    Enfield             CT     06082    Leased
      -------------------------------------------------------------------------------------------------------
270   647    645 Route 130                                     Trenton             NJ     08691    Leased
      -------------------------------------------------------------------------------------------------------
271   648    76 Campanelli Dr.                                 Brockton            MA     02401    Owned
      -------------------------------------------------------------------------------------------------------
272   649    310 Russell St. (Rt. 9)                           Hadley              MA     01035    Owned
      -------------------------------------------------------------------------------------------------------
273   652    840 Boston Rd. (Route 20)                         Springfield         MA     01119    Owned
      -------------------------------------------------------------------------------------------------------
274   752    34700 Warren Rd.                                  Westland            MI     48185    Leased
      -------------------------------------------------------------------------------------------------------

                                                                                   LEASED
                                                                                     OR
       STORE #                                 CITY                STATE   ZIP     OWNED
      -----------------------------------------------------------------------------------
275     991      3400 Industrial Rd.           Harrisburg          PA      17110   Leased
      -----------------------------------------------------------------------------------
276     997      8055 State Route 9            Howe                IN      46746   Leased
      -----------------------------------------------------------------------------------
277     999      One Station Place             Stamford            CT      06902   Leased
      -----------------------------------------------------------------------------------
278    1193      580 Kirts Blvd., Ste. 300     Troy                MI      48084   Leased
      -----------------------------------------------------------------------------------
279    1194      1175 W. Long Lake Rd.         Troy                MI      48098   Leased
      -----------------------------------------------------------------------------------
280    1195      6399 E. Nevada                Detroit             MI      48234   Leased
      -----------------------------------------------------------------------------------
281    1299      Executive Living Suites       Rochester Hills     MI              Leased
      -----------------------------------------------------------------------------------
282    2278      47338 Van Dyke                Utica               MI      48317   Leased
      -----------------------------------------------------------------------------------
283    4478      1454 Elmhurst Rd.             Elk Grove Village   IL      60007   Leased
      -----------------------------------------------------------------------------------
284    9001      10301 Southard Dr.            Beltsville          MD      20705   Leased
      -----------------------------------------------------------------------------------
285    9156      5900 Farrington Ave.          Alexandria          VA      22306   Leased
      -----------------------------------------------------------------------------------

                                  SCHEDULE P-1

                                 PERMITTED LIENS





                           NON-CHASE UCC FILING CHART


-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1             UCC-3        UCC-3              COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.          FILE DATE    FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
    People's Bank             CT,        01/31/96       0001669843                                       Fixtures and all
                            Central                                                                  collateral related to
                                                                                                       the property, but
                                                                                                      excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
   IBM Credit                 CT,        11/16/00       0002034754                                      consigned goods
       Corp                 Central
      ("IBM")
-----------------------------------------------------------------------------------------------------------------------------
    Hilco Merchant            CT,        12/13/00          2039985                                    All Merchandise and
      Resources             Central                                                                 Proceeds as per Agency
      ("Hilco")                                                                                            Agreement
-----------------------------------------------------------------------------------------------------------------------------
         IBM                  FL,        11/16/00   200000261827-8                                      consigned goods
                            Central
-----------------------------------------------------------------------------------------------------------------------------
    Hilco Merchant            FL,        12/13/00   200000281149-3                                    All Merchandise and
      Resources             Central                                                                 Proceeds as per Agency
                                                                                                           Agreement
-----------------------------------------------------------------------------------------------------------------------------
  Midland Commercial          IL         02/20/96        003506604        02/27/98        3808450        All collateral as
   Financing Corp.,         Central                                       10/27/00        4283693      related to mortgaged
 assigned to LaSalle                                                                                     property, but
     ("Midland"),                                                                                     excluding inventory
     ("LaSalle")
-----------------------------------------------------------------------------------------------------------------------------
  Midland Commercial          IL         02/20/96        003506605                                      All collateral as
   Financing Corp.,         Central                                                                   related to mortgaged
 assigned to LaSalle                                                                                        property
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1           UCC-3 FILE       UCC-3              COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.            DATE         FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
       Midland                IL         02/20/96          3506602                                     All collateral related
                            Central                                                                     Mortgaged Property,
                                                                                                      but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            Il Central                                      08/24/00        4257249         Continuation,
                                                                                                           re:3548813
-----------------------------------------------------------------------------------------------------------------------------
   KC Funding Corp            IL,        11/3/95         003466398          8/8/00        4257249           Fixtures
 ("KC"), assigned to        Central
Midland Loan Services
-----------------------------------------------------------------------------------------------------------------------------
       Midland                IL,        02/20/96        003506602        02/27/98        3808448         Fixtures, RE
 assigned to LaSalle        Central                                       10/10/00        4286680       Continuation, but
                                                                                                       excluding inventory.
-----------------------------------------------------------------------------------------------------------------------------
       Midland                IL,        02/20/96        003506603        02/27/98        3808449       All collateral as
 assigned to LaSalle        Central                                       10/18/00        4283694      related to mortgaged
                                                                                                          property, but
                                                                                                       excluding inventory.
-----------------------------------------------------------------------------------------------------------------------------
         KC.                  IL,        11/03/95          3466398                                    All collateral related
                            Central                                                                   to Mortgaged Property,
                                                                                                      but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle                IL,                                      re:11/03/95     re:3466398        Assignment, RE:
                            Central                                       06/05/96        3548813       Mortgaged Property,
                                                                                                      but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
                              IL,                                      re:02/20/96     re:3506602          Assignment
       LaSalle              Central                                       02/27/98        3808448
-----------------------------------------------------------------------------------------------------------------------------
                              IL,                                         00/02/00        4286680     Continuation of 3808448
       LaSalle              Central
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1           UCC-3 FILE       UCC-3            COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.            DATE         FILE NO.
-----------------------------------------------------------------------------------------------------------------------------

       Midland                IL,        02/20/96        3506603                                    All collateral related
                            Central                                                                  to Mortgaged Property,
                                                                                                         but excluding
                                                                                                          inventory.
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle                IL,                                      re:02/20/96    re:3506603     Assignment by Midland
                            Central                                       02/27/98       3808449
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle                IL,                                                                   continuation of 3808449
                            Central                                       10/27/00       4283694
-----------------------------------------------------------------------------------------------------------------------------
       Midland                IL,        02/20/96        3506604                                    All collateral related
                            Central                                                                  to Mortgaged Property,
                                                                                                    but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
                              IL,                                      re:02/20/96    re:3506604     Assignment by Midland
       LaSalle              Central                                       02/27/98       3808450
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle                IL,                                         10/27/00       4283693          continuation
                            Central
-----------------------------------------------------------------------------------------------------------------------------
       Midland                IL,        02/20/96        3506605                                    All collateral related
                            Central                                                                  to Mortgaged Property,
                                                                                                    but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle                IL,                                      re:02/20/96    re:3506605     Assignment by Midland
                            Central                                       04/02/98       3827388
-----------------------------------------------------------------------------------------------------------------------------
         IBM                  IL,        12/05/00        4298112                                            Fixtures
                            Central
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                 IL,        12/21/00        4310370                                       Merchandise and
                            Central                                                                Proceeds as per agency
                                                                                                          agreement
-----------------------------------------------------------------------------------------------------------------------------
       Midland                IL,        01/31/96        96U00226                                   All collateral related
                            McHenry                                                                  to Mortgaged Property,
                                                                                                    but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1         UCC-3 FILE         UCC-3              COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.          DATE           FILE NO.
-----------------------------------------------------------------------------------------------------------------------------




       LaSalle                IL,                                      re:01/31/96     re:96U00226         Assignment
                            McHenry                                       09/25/97        97U01265
-----------------------------------------------------------------------------------------------------------------------------


       LaSalle                IL,                                         10/20/00        2000U694       Continuation
                            McHenry
-----------------------------------------------------------------------------------------------------------------------------


       Midland              IL/Lake      02/02/96        96U0306                                        All collateral per
                                                                                                        mortgaged property,
                                                                                                        excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       Midland              IL/Lake      02/02/96        96U0309                                        All collateral per
                                                                                                       mortgaged property,
                                                                                                       excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle              IL/Lake                                       03/03/98         9703648           Assignment
                                                                                                            re: 96U0309
-----------------------------------------------------------------------------------------------------------------------------
                            IL/Lake                                       09/29/00         9710000          Continuation:
                                                                                                            re: 96U0309
-----------------------------------------------------------------------------------------------------------------------------
        Hilco              IN, Allen     02/14/00      200003230                                          Merchandise and
                                                                                                        Proceeds per Agency
                                                                                                             Agreement
-----------------------------------------------------------------------------------------------------------------------------
  LMA Capital Group,          IN,        09/11/96        2077010                                         Stretch Wrappers
     LLC ("LMA")            Central                                                                     Lease, # Z07962491
-----------------------------------------------------------------------------------------------------------------------------
The CIT Group ("CIT")         IN,                                      re:09/11/96      re:2077010          Assignment
                            Central                                       07/30/97         2139421
-----------------------------------------------------------------------------------------------------------------------------
         CIT                  IN,                                      re:09/11/96      re:2077010          Assignment
                            Central                                       10/02/97         2149753
-----------------------------------------------------------------------------------------------------------------------------
         CIT                  IN,                                      re:09/11/96      re:2077010           Duplicate
                            Central                                       10/02/97         2149753
-----------------------------------------------------------------------------------------------------------------------------
   G/S Leasing, Inc           IN,        10/08/98        2217420                                             equipment
       ("G/S")              Central
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1           UCC-3 FILE       UCC-3        COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.            DATE         FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
                              IN,        10/08/98        2217421                                       equipment
         G/S                Central
-----------------------------------------------------------------------------------------------------------------------------
                              IN,        11/30/98        2226288                                       equipment
         G/S                Central
-----------------------------------------------------------------------------------------------------------------------------
                              IN,        02/19/99        2240226                                       equipment
         G/S                Central
-----------------------------------------------------------------------------------------------------------------------------
                              IN,        04/26/99        2252787                                       equipment
         G/S                Central
-----------------------------------------------------------------------------------------------------------------------------
                              IN,        04/26/99        2252788                                       equipment
         G/S                Central
-----------------------------------------------------------------------------------------------------------------------------
                              IN,        04/26/99        2252789                                       equipment
         G/S                Central
-----------------------------------------------------------------------------------------------------------------------------
         IBM                  IN,        11/22/00        2360289                                        Fixture
                            Central
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                 IN,        12/14/00        2363794                                    Merchandise and
                            Central                                                             proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                 IN,        12/14/00           2604                                    Merchandise and
                             Clark                                                              proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                 IN,        12/15/00           2501                                    Merchandise and
                           La Porte                                                             proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                 IN,        12/15/00    2000U054097                                    Merchandise and
                            Porter                                                              proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
 First Union National     KY, Central    05/13/96         140301                                    All structures,
    Bank of North                                                                                    buildings and
   Carolina ("First                                                                                  improvements
       Union")
-----------------------------------------------------------------------------------------------------------------------------
     First Union          KY, Central    05/13/96         140302                                    All structures,
                                                                                                     buildings and
                                                                                                     improvements
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1        UCC-3 FILE          UCC-3              COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.          DATE           FILE NO.
-----------------------------------------------------------------------------------------------------------------------------



 First Union assignor     KY, Central                                     12/22/97                           assignment
State Street Bank and
   Trust ("State")
       assignee
-----------------------------------------------------------------------------------------------------------------------------
     State Street         KY, Central                                     01/09/01       002937217         continuation
-----------------------------------------------------------------------------------------------------------------------------
     State Street         KY, Central                                     01/09/01                         continuation
-----------------------------------------------------------------------------------------------------------------------------
         IBM              KY, Central     11/16/00    2653158-41-1                                         Equipments
-----------------------------------------------------------------------------------------------------------------------------
         IBM              KY, Central     11/16/00    1605436                                              Equipments
-----------------------------------------------------------------------------------------------------------------------------
        Hilco             KY, Central     12/13/00    1605829                                         All goods constituting
                                                                                                        merchandise and all
                                                                                                       proceeds and products
                                                                                                              thereof
-----------------------------------------------------------------------------------------------------------------------------
     First Union              KY,         05/1/96     96-03702                                       All collateral related
                           Jefferson                                                                  to mortgaged property,
                                                                                                     but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
     State Street             KY,                                       re:05/1/96    re:96-03702            Assignment
                           Jefferson                                      01/06/98       96-03702A
-----------------------------------------------------------------------------------------------------------------------------
     State Street             KY,                                         12/28/00       00-10383           Continuation
                           Jefferson
-----------------------------------------------------------------------------------------------------------------------------
     First Union              KY,         05/01/96    96-03703                                       All collateral related
                           Jefferson                                                                  to mortgaged property,
                                                                                                     but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
     State Street             KY,                                      re:05/01/96       96-03703            Assignment
                           Jefferson                                      01/06/98       96-03703A
-----------------------------------------------------------------------------------------------------------------------------
     State Street             KY,                                         12/28/00       00-10382           Continuation
                           Jefferson
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1        UCC-3 FILE      UCC-3            COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.         DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------


        Hilco                 KY,        12/15/00       00-10078                                     Merchandise and
                           Jefferson                                                                   Proceeds
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                 MA,        12/14/00         00-214                                  All Merchandise and
                           Middleton                                                            Proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                 MA,        12/14/00          50783                                  All Merchandise and
                            Norwood                                                             Proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                    MA,     12/14/00          30126                                  All Merchandise and
                               Tauton                                                           Proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
         IBM              MA, Central    11/16/00         756898                                        Fixture
-----------------------------------------------------------------------------------------------------------------------------
        Hilco             MA, Central    12/20/00         764154                                  All Merchandise and
                                                                                                Proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
         IBM              MD, Central    11/16/00      181065551                                        Fixture
-----------------------------------------------------------------------------------------------------------------------------
        Hilco             MD, Central    12/13/00      181068144                                 The form is not there
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732728                                  Equipment, 92140-70
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    2/16/96          67311B                                All collateral related
                                                                                                to mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
  Forsythe/McArthur       MI, Central    04/21/94         42052B                                     All equipment
   Associates, Inc.                                                                                pursuant to lease
     ("Forsythe")                                                                                       #F21171
-----------------------------------------------------------------------------------------------------------------------------
      Forsythe/           MI, Central                                   02/08/99     00993C      continuation, re:42052B
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1         UCC-3           UCC-3           COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.      FILE DATE       FILE NO.
-----------------------------------------------------------------------------------------------------------------------------


Forsythe (assignor) to    MI, Central    11/05/96         79988B                                   Computer, data
  Norwest Equipment                                                                             processing and related
  finance (assignee)                                                                             equipment, subject to
                                                                                                 schedule M of lease #
                                                                                                        F 21171
-----------------------------------------------------------------------------------------------------------------------------
 AT&T Systems Leasing     MI, Central    08/27/98        D414765                                  All equipment under
 Corporation ("AT&T)                                                                               schedule no: 001A
-----------------------------------------------------------------------------------------------------------------------------
Newcourt Technologies     MI, Central                                   02/01/99     D473375      Amendment to D414765
  Corporation, f/k/a
 AT&T Systems Leasing
      Agreement,
     ("Newcourt")
-----------------------------------------------------------------------------------------------------------------------------
         G/S.             MI, Central    11/19/98        D445615                                 Equipment pursuant to
                                                                                                   lease #92140-50
-----------------------------------------------------------------------------------------------------------------------------
    Siemens Credit        MI, Central    11/24/98        D447717                                 Property covered under
     Corporation                                                                                         lease
     ("Siemens")                                                                                   #629-0001804-000,
                                                                                                     including the
                                                                                                 equipment listed and
                                                                                                     all proceeds,
                                                                                                  including insurance
                                                                                                       proceeds.
-----------------------------------------------------------------------------------------------------------------------------
         G/S.             MI, Central    02/05/99        D476077                                 Equipment, pursuant
                                                                                                  to lease #92140-52
-----------------------------------------------------------------------------------------------------------------------------
         G/S.             MI, Central    02/05/99        D476078                                 Equipment pursuant to
                                                                                                   lease #92140-51
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    02/12/99        D478165                                 Equipment, pursuant to
                                                                                                   lease #92140-53
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1        UCC-3 FILE      UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.         DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------


         G/S.             MI, Central    04/13/99        D502117                                Equipment, pursuant to
                                                                                                    lease #92140-46
-----------------------------------------------------------------------------------------------------------------------------
         G/S.             MI, Central    04/13/99        D502118                                Equipment, pursuant to
                                                                                                    lease #92140-47
-----------------------------------------------------------------------------------------------------------------------------
         G/S.             MI, Central    08/20/99        D557065                                Equipment, pursuant to
                                                                                                    lease #92140-55
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    08/20/99        D557066                                Equipment, pursuant to
                                                                                                    lease #92140-54
-----------------------------------------------------------------------------------------------------------------------------
  Atlas Auto Leasing      MI, Central    12/04/00        D719863                                    (4)Lift Trucks
    Inc. ("Atlas")
-----------------------------------------------------------------------------------------------------------------------------
        Atlas.            MI, Central    12/04/00        D719864                                   (27) Lift Trucks
-----------------------------------------------------------------------------------------------------------------------------
 Steelcase Financial      MI, Central    10/27/97        D295019                                     Furniture and
Services ("Steelcase)                                                                           Equipment, pursuant to
                                                                                                     lease #10928,
                                                                                                  including proceeds.
-----------------------------------------------------------------------------------------------------------------------------
       Midland.           MI, Central    10/30/95        D027119                                All collateral related
                                                                                                to mortgaged property,
                                                                                                     but excluding
                                                                                                      inventory.
-----------------------------------------------------------------------------------------------------------------------------
    KC (assignor),        MI, Central                               re:10/30/95   re:D027119          Assignment
  LaSalle (assignee)                                                   06/04/96      D103017
-----------------------------------------------------------------------------------------------------------------------------
    LaSalle, f/k/a        MI, Central                               re:10/30/95   re:D027119          Continuation
LaSalle National Bank                                                  08/23/00      D687262
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    02/06/96        D060706                                All collateral related
                                                                                                   to the mortgaged
                                                                                                     property, but
                                                                                                  excluding inventory
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1        UCC-3 FILE      UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.         DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------



  Midland (assignor),     MI, Central                              re:02/06/96   re:D060706          Assignment
  LaSalle (assignee)                                                  09/30/97      D285186
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                              re:02/06/96   re:D060706         Continuation
                                                                      11/06/00      D711949
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    02/16/96      67305B                                   All collateral related
                                                                                                 to Mortgaged Property,
                                                                                                  excluding inventory.
-----------------------------------------------------------------------------------------------------------------------------
  Midland (assignor),     MI, Central                             re:02/16/96    re:67305B           Assignment
  LaSalle (assignee)                                                 02/06/98       D335858
-----------------------------------------------------------------------------------------------------------------------------

       LaSalle            MI, Central                             re:02/16/96    re:67305B         Continuation
                                                                     10/23/00       D706917
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    02/16/96      67306B                                   All collateral related
                                                                                                   to the Mortgaged
                                                                                                     Property, but
                                                                                                 excluding inventory.
-----------------------------------------------------------------------------------------------------------------------------
 Midland (assignor),      MI, Central                             re:02/16/96    re:67306B            Assignment
  LaSalle (assignee)                                                 10/16/97       D292930
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                             re:02/16/96    re:67306B            Assignment
                                                                     09/14/99       D565937
-----------------------------------------------------------------------------------------------------------------------------
                          MI, Central                             re:02/16/96    re:67306B           Continuation
       LaSalle                                                       10/31/00       D709903
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    02/16/96      67307B                                   All Collateral related
                                                                                                 to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1        UCC-3 FILE      UCC-3            COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.         DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------



 Midland (assignor),      MI, Central                             re:02/16/96   re: 67307B             Assignment
  LaSalle (assignee)                                                 10/16/97       D292932
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                                10/24/00       D707735          Continuation
                                                                                                      re: 67307B
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    2/16/96        67308B                                 All collateral related
                                                                                                to Mortgaged Property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                                02/06/98       D335856           Assignment
                                                                                                      re: 67308B
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                                10/31/00       D709902          Continuation
                                                                                                      re: 67308B
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    2/16/96        67309B                                      All collateral
                                                                                                 relating to mortgaged
                                                                                                  property, excludes
                                                                                                       inventory
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                                10/16/97       D292933      Assignment re: 67309B
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                                10/24/00       D707734        Continuation, re:
                                                                                                        67309B
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    2/16/96        67310B                                   All collateral
                                                                                                 relating to mortgaged
                                                                                                  property, excludes
                                                                                                       inventory
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                                9/30/97        D285185      Assignment re: 67310B
-----------------------------------------------------------------------------------------------------------------------------

       LaSalle            MI, Central                               10/26/00        D708472        Continuation, re: 67310B
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                                9/30/97        D285187      Assignment re: 67311B
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                               10/23/00        D706918        Continuation, re:
                                                                                                        67311B
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1     UCC-3 FILE      UCC-3            COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.      DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    2/16/96        67312B                                     All collateral
                                                                                                 relating to mortgaged
                                                                                                  property, excludes
                                                                                                       inventory
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                             9/30/97         D285188      Assignment re: 67312B
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                             10/23/00        D706915        Continuation, re:
                                                                                                      67312B
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    2/16/96        67313B                                    All collateral
                                                                                                relating to mortgaged
                                                                                                  property, excludes
                                                                                                       inventory
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                             12/09/97        D313258      Assignment re: 67313B
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                             10/30/00        D709626        Continuation, re:
                                                                                                      67313B
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    2/16/96        67314B                                     All collateral
                                                                                                 relating to mortgaged
                                                                                                  property, excludes
                                                                                                       inventory
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                             9/30/97         D285189      Assignment re: 67314B
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                             9/26/00         D697951          Continuation, re:
                                                                                                        67314B
-----------------------------------------------------------------------------------------------------------------------------
   Greg A. Nickell        MI, Central    2/29/96       D068718                                  All collateral related
                                                                                                to mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    2/29/96       D068719                                  All collateral related
                                                                                               to mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1    UCC-3 FILE      UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.     DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------


  LaSalle (Assignee)      MI, Central                             02/06/98      D335857       Assignment re: D068719
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                             10/23/00      D706916          Continuation, re:
                                                                                                       D068719
-----------------------------------------------------------------------------------------------------------------------------
   Greg A. Nickell        MI, Central    2/29/96       D068720                                      All collateral
                                                                                                 relating to mortgaged
                                                                                                  property, excludes
                                                                                                       inventory
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                             12/19/00      D725044       Assignment re: D068720
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                             12/19/00      D725045           Continuation, re:
                                                                                                        D068720
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI, Central    3/25/96       D077329                                  All collateral related
                                                                                                to mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
  LaSalle (Assignee)      MI, Central                             02/03/98      D334725         Assignment re: D77329
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI, Central                             10/30/00      D709627            Continuation, re:
                                                                                                        D077329
-----------------------------------------------------------------------------------------------------------------------------
       Tompkins           MI, Central                             12/17/96      D173937           Standard Bindfast 5
                                                                                                        binder
-----------------------------------------------------------------------------------------------------------------------------
National Realty Corp.     MI, Central    9/11/97       79074BA                                  All collateral related
     ("National")                                                                               to mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       National           MI, Central                             09/11/97      79075BA               Assignment
-----------------------------------------------------------------------------------------------------------------------------
       Siemens            MI, Central    10/21/97      D294789                                     Property, covered
                                                                                                      under lease
                                                                                                   #629-0001399-000
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    11/14/97      D304814                                   Equipment, pursuant to
                                                                                                    lease #92140-34
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    9/30/98       D426414                                   Equipment, per lease
                                                                                                       #92140-38
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1     UCC-3 FILE        UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.      DATE          FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
     First Union          MI, Central    5/10/96        71005B                                  All collateral related
                                                                                                to mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
     First Union          MI, Central                             12/29/97          D320600      Assignment re: 71005B
-----------------------------------------------------------------------------------------------------------------------------
     State Street         MI, Central    01/12/01       20765C
-----------------------------------------------------------------------------------------------------------------------------
     First Union          MI, Central    05/10/96       71006B                                  All collateral related
                                                                                                to mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
     First Union          MI, Central                             12/29/97          D320599      Assignment re: 71006B
-----------------------------------------------------------------------------------------------------------------------------
     State Street         MI, Central    01/12/01       20766C
-----------------------------------------------------------------------------------------------------------------------------
         AT&T             MI, Central    07/27/98      D403237                                    All leased equipment
                                                                                                   per schedule 001
-----------------------------------------------------------------------------------------------------------------------------
      New Court           MI, Central                             02/01/99          D473374     Amendment, re: D403237
-----------------------------------------------------------------------------------------------------------------------------
       Siemens            MI, Central    03/01/99      D484560                                      Property under
                                                                                                     co-terminous
                                                                                                   #629-0001399-001
-----------------------------------------------------------------------------------------------------------------------------
         IBM              MI, Central    11/16/00      D715245
-----------------------------------------------------------------------------------------------------------------------------
        Hilco             MI, Central    12/13/00       19900C                                  Merchandise & Proceeds
                                                                                                 per Agency Agreement
-----------------------------------------------------------------------------------------------------------------------------
   Resource Leasing       MI, Central    05/25/99      D522351                                    Collateral: Schedule
  Corp.("Resource")                                                                                   FNC99001-01
-----------------------------------------------------------------------------------------------------------------------------
       Resource           MI, Central    07/28/99      D540465                                    Schedule FNC99001-01
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1        UCC-3 FILE      UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.         DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
         G/S.             MI, Central    10/15/99        D577164                                Equipment per lease
                                                                                                      #92140-60
-----------------------------------------------------------------------------------------------------------------------------
         G/S.             MI, Central    10/15/99        D577165                                Equipment per lease
                                                                                                       #92140-62
-----------------------------------------------------------------------------------------------------------------------------
      New Court           MI, Central    03/06/00        D627356                                Equipment per schedule
                                                                                                         001C
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    4/19/00         D643605                                Equipment SN: E7438,
                                                                                                     E7693, E7726
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    4/19/00         D643606                                Equipment, per 92140-63
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    4/19/00         D643607                                Equipment, per 92140-65
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    4/19/00         D643608                                Equipment, per 92140-64
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    4/19/00         D643609                                Equipment, per 92140-67
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    4/19/00         D643610                                  Equipment, 92140-66
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732726                                  Equipment, 92140-68
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732727                                  Equipment, 92140-69
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    1/12/01         D732728                                  Equipment, 92140-70
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732729                                  Equipment, 92140-71
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732730                                  Equipment, 92140-72
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732731                                  Equipment, 92140-73
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732732                                  Equipment, 92140-74
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732733                                  Equipment, 92140-75
-----------------------------------------------------------------------------------------------------------------------------
         G/S              MI, Central    01/12/01        D732734                                  Equipment, 94900-76
-----------------------------------------------------------------------------------------------------------------------------
          KC               MI/Ingram     11/02/95         560437                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excluding inventory
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1    UCC-3 FILE        UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.     DATE          FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MI/Oakland     02/02/96      96-00964                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI/Oakland                              11/03/97         97-05892     Assignment re: 96-00964
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MI/Oakland                              11/07/00         00-04842        Continuation, re:
                                                                                                       96-00964
-----------------------------------------------------------------------------------------------------------------------------
       Resource           MI/Wayne       11/26/96       D521477                                   125 gray verifone
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MN/Central     2/7/96         1823388                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       La Salle           MN/Central                              10/7/97           1978734         Assignment from
                                                                                                  Midland, re:1823388
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MN/Central                              10/31/00          2271187          Continuation,
                                                                                                      re:1823388
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MN/Central     2/5/96         1822598                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MN/Central                              12/2/97           1992834     Assignment, re:1822598
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MN/Central     2/5/96         1822597                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MN/Central                              2/10/98           2011059        Assignment, re:
                                                                                                        1822597
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MN/Central                              11/13/00          2273964        Continuation, re:
                                                                                                        1822597
-----------------------------------------------------------------------------------------------------------------------------
         IBM              MN/Central     11/20/00       2276016                                       Fixtures
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1           UCC-1      UCC-3 FILE      UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE        FILE NO.       DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MN/Dakota      2/5/96           285635                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MN/Hennepin    2/12/96         1115554                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MN/Hennepin                                3/2/98         1131235     Assignment, re:1115554
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MN/Hennepin                                11/2/00        1147180          Continuation,
                                                                                                      re:1115554
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MN/Ramsey      2/7/96          9600318                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MN/Ramsey                                  12/5/97        9702615     Assignment, re: 9600318
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MN/Ramsey                                  12/4/00        9904534          continuation,
                                                                                                      re:9600318
-----------------------------------------------------------------------------------------------------------------------------
       Midland            MO/Central     04/01/96        2649466                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MO/Central                                 02/09/98       2880087           Assignment
                                                                                                      re: 2649466
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MO/Central                                 11/01/00       4102555          Continuation:
                                                                                                      re: 2649466
-----------------------------------------------------------------------------------------------------------------------------
   Greg A. Nickell        MO/Central     04/01/96        2649467                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MO/Central                                 02/09/98       2880088             assign

-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            MO/Central                                 11/01/00       4102549            continued
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1        UCC-3 FILE      UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.         DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
         IBM              MO/Central     11/16/00        4106789                                 extension sheet UCC #
                                                                                                     CPC 00904194
-----------------------------------------------------------------------------------------------------------------------------
        Hilco             MO/Central     12/13/00        4114315                                Merchandise & Proceeds
                                                                                                     per Agreement
------------------------------------------------------------------------------------------------------------------------------
       Midland          MO/St. Charles   01/29/96          00424                                     Collateral per
                                                                                                  mortgaged property,
                                                                                                   excludes inventory
------------------------------------------------------------------------------------------------------------------------------
       LaSalle          MO/St. Charles                               03/03/98         00424              assign
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          MO/St. Charles                               10/27/00         00424             continued
-----------------------------------------------------------------------------------------------------------------------------
       Midland          MO/St. Charles   01/29/96          00425                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          MO/St. Charles                               03/03/98          0425               assign
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          MO/St. Charles                               10/27/00          0425              continued
-----------------------------------------------------------------------------------------------------------------------------
       Midland          MO/St. Charles   01/29/96          00430                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          MO/St. Charles                               03/03/98         00430              assign
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          MO/St. Charles                               11/20/00         00430            continued
-----------------------------------------------------------------------------------------------------------------------------
       Midland          MO/St. Charles   01/29/96          00431                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          MO/St. Charles                               03/23/98         00431              assign
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          MO/St. Charles                               11/20/00         00431             continued
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1      UCC-3 FILE        UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.       DATE          FILE NO.
-----------------------------------------------------------------------------------------------------------------------------

        Hilco           MO/St. Charles   12/19/00         3604                                   Merchandise/proceeds
                                                                                                 per agency agreement
-----------------------------------------------------------------------------------------------------------------------------
       Midland           MO/St. Louis    03/07/96         2556                                   Merchandise/proceeds
                                                                                                 per agency agreement
-----------------------------------------------------------------------------------------------------------------------------
   Greg A. Nickell       MO/St. Louis    03/07/96         2557                                      Collateral per
                                                                                                  mortgaged property,
                                                                                                   excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
        Hilco            MO/St. Louis    12/15/00        2000/546/                               Merchandise/proceeds
                                                                                                 per agency agreement
-----------------------------------------------------------------------------------------------------------------------------
       Midland            NJ/Central     2/13/96         1681728                                  All collateral with
                                                                                                 respect to mortgaged
                                                                                                       property
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            NJ/Central                                2/23/98         1681728     Assignment, re: 161728
-----------------------------------------------------------------------------------------------------------------------------
       Midland            NJ/Central     2/13/96         1681784                                  All collateral with
                                                                                                 respect to mortgaged
                                                                                                       property
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            NJ/Central                                10/3/97         1681784     Assignment, re: 1681784
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            NJ/Central                                10/26/00        1681784        Continuation, re:
                                                                                                        1681784
-----------------------------------------------------------------------------------------------------------------------------
       Midland            NJ/Central     2/20/96         1682817                                  All collateral with
                                                                                                 respect to mortgaged
                                                                                                       property
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            NJ/Central                                3/11/98         1682817     Assignment, re: 1682817
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            NJ/Central                                11/6/00         1682817        Continuation, re:
                                                                                                        1682817
-----------------------------------------------------------------------------------------------------------------------------
    People's Bank         NY/Central     2/7/96           026380                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1            UCC-1      UCC-3 FILE        UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE         FILE NO.       DATE          FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
       Midland            NY/Central     3/18/96          055059                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
  Sanwa leasing corp      NY/Central     7/11/96          138248                                     Konica copier
      ("Sanwa")
-----------------------------------------------------------------------------------------------------------------------------
       National           NY/Central     8/29/97          180566                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       National           NY/Central                                 6/30/00           128643       assignment,re:180566
-----------------------------------------------------------------------------------------------------------------------------
       National           NY/Central                                 10/30/00          209721       assignment, re:180566
-----------------------------------------------------------------------------------------------------------------------------
         IBM              NY/Central     11/16/00         222558                                       Fixtures
-----------------------------------------------------------------------------------------------------------------------------
        Hilco             NY/Central     12/13/00         239180                                  All Merchandise and
                                                                                                   Proceeds, as per
                                                                                                   agency agreement
-----------------------------------------------------------------------------------------------------------------------------
        Sanwa             NY/Suffolk     6/20/96       96-010135                                     Konica Copier
-----------------------------------------------------------------------------------------------------------------------------
       National           NY/Suffolk     8/27/97        97-15148                                    Collateral per
                                                                                                  mortgaged property,
                                                                                                  excludes inventory
-----------------------------------------------------------------------------------------------------------------------------
       National           NY/Suffolk                                 8/28/97         97-15243     Assignment, re:97-15148
-----------------------------------------------------------------------------------------------------------------------------
         IBM              OH/Central     11/15/00       AP292581                                       Fixtures
-----------------------------------------------------------------------------------------------------------------------------
     First Union          OH/Central     5/13/96         AM72706                                  All collateral related
                                                                                                  to mortgaged property,
                                                                                                  but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
     State Street         OH/Central                                 12/27/00     20010170224          assignment
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1           UCC-1      UCC-3 FILE        UCC-3         COLLATERAL
                         JURISDICTION   FILE DATE        FILE NO.       DATE          FILE NO.
-----------------------------------------------------------------------------------------------------------------------------


     State Street         OH/Central                                 1/3/01          20010240336        continuation
-----------------------------------------------------------------------------------------------------------------------------
     First Union          OH/Central     5/13/96         AM72707                                   All collateral related
                                                                                                   to mortgaged property,
                                                                                                   but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
     State Street         OH/Central                                 12/27/00        20010170220         Assignment
-----------------------------------------------------------------------------------------------------------------------------
     State Street         OH/Central                                 1/3/01          20010240334        continuation
-----------------------------------------------------------------------------------------------------------------------------
        Hilco             OH/Central     12/13/00       AP300661                                   All collateral related
                                                                                                   to mortgaged property,
                                                                                                   but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
     First Union              OH,        05/08/96       04700F10                                   All collateral related
                           Franklin                                                                to mortgaged property,
                                                                                                   but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
     State Street             OH,                                 re:05/08/96    re:04700F10         Assignment
                           Franklin                                  12/23/97    199712230173841
-----------------------------------------------------------------------------------------------------------------------------
     State Street             OH,                                    12/27/00    200012270260337      Assignment
                           Franklin
-----------------------------------------------------------------------------------------------------------------------------
     State Street             OH,                                    12/27/00    200012270260338     Continuation
                           Franklin
-----------------------------------------------------------------------------------------------------------------------------
        Hilco                 OH,        12/14/00       509009                                      All Merchandise and
                             Lucas                                                                 Proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
                              OH,        12/14/00       66697                                      All Merchandise and
        Hilco               Warren                                                                 Proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1      UCC-3 FILE      UCC-3            COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.       DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------

        Hilco                 OH,        2/14/00       00 1896                                  All Merchandise and
                             Wood                                                               Proceeds as per Agency
                                                                                                       Agreement
-----------------------------------------------------------------------------------------------------------------------------
       Midland                PA,        01/31/96      96-200-197                               All Collateral related
                           Delaware                                                             to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
  Midland (assignor)          PA,                                   02/17/98      96-200197         All collateral
LaSalle National Bank      Delaware                                                             described in financing
      (assignee)                                                                                      agreement
-----------------------------------------------------------------------------------------------------------------------------
LaSalle National Bank         PA,                                   10/27/00      96-200197         Continuation of
                           Delaware                                                                   Assignment
-----------------------------------------------------------------------------------------------------------------------------
  Midland (assignor)      PA, Central                               02/06/98      28540020      Assignment by Midland
 LaSalle (assignment)
-----------------------------------------------------------------------------------------------------------------------------
LaSalle Bank National     PA, Central                               10/26/00      33221204       All collateral as per
  Association, f/k/a                                                                              financing statement
LaSalle National Bank
-----------------------------------------------------------------------------------------------------------------------------
                          PA, Central    11/12/97      28210710                                 Equipment, pursuant to
         G/S                                                                                        lease #92140-32
-----------------------------------------------------------------------------------------------------------------------------
         G/S.             PA, Central    10/8/98       29461533                                 Equipment pursuant to
                                                                                                    lease #92140-36
-----------------------------------------------------------------------------------------------------------------------------
         G/S              PA, Central    12/18/98      29710560                                 Equipment, pursuant to
                                                                                                   lease 92140-48
-----------------------------------------------------------------------------------------------------------------------------
         G/S              PA, Central    02/12/99      29910460                                 Equipment, pursuant to
                                                                                                   lease #92140-51
-----------------------------------------------------------------------------------------------------------------------------
         G/S              PA, Central    05/13/99      30260337                                 Equipment, pursuant to
                                                                                                   lease # 92140-43
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1      UCC-3 FILE      UCC-3            COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.       DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------


                          PA, Central    05/13/99       30260588                                Equipment, pursuant to
         G/S                                                                                        lease #92140-40
-----------------------------------------------------------------------------------------------------------------------------
       Midland            PA, Central    02/01/96       25120447                                All collateral related
                                                                                                to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
         G/S              PA, Central    06/24/99       30410705                                   Equipment, lease#
                                                                                                       92140-44
-----------------------------------------------------------------------------------------------------------------------------
                          PA, Central    11/16/00       33301284                                        Fixture
         IBM
-----------------------------------------------------------------------------------------------------------------------------
         IBM              VA, Central    11/15/00     0011157149                                        Fixture
-----------------------------------------------------------------------------------------------------------------------------
       Midland          NJ, Gloucester   1/30/96           41730                                All collateral related
                            County                                                              to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          NJ, Gloucester                               9/29/97          2397      Assignment re: 41730
                            County
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle          NJ, Gloucester                               10/23/00        41730      Continuation, re: 44200
                            County
-----------------------------------------------------------------------------------------------------------------------------
       Midland             NJ, Ocean     1/30/96      79718                                     All collateral related
                            County                                                              to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle             NJ, Ocean                                 2/18/98         79718        Assignment, re: 626
                            County
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle             NJ, Ocean                                 10/25/00       136349       Continuation, re: 626
                            County
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1      UCC-3 FILE      UCC-3            COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.       DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------

       Midland.          NJ, Somerset    2/6/96       96-2506                                   All collateral related
                            County                                                              to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle           NJ, Somerset                                2/6/98         002801        Assignment, re: 628
                            County
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle           NJ, Somerset                                10/27/00       022264       Continuation, re: 628
                            County
-----------------------------------------------------------------------------------------------------------------------------


       Midland.          NJ, Somerset    2/6/96       96-2507                                   All collateral related
                            County                                                              to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
        Hilco          MA, Springfield   12/19/00     111927                                        Merchandise and
                                                                                                  Proceeds related to
                                                                                                   Agency Agreement
-----------------------------------------------------------------------------------------------------------------------------
        Hilco            MA, Westfield   12/15/98     22952                                         Merchandise and
                                                                                                  Proceeds related to
                                                                                                   Agency Agreement
-----------------------------------------------------------------------------------------------------------------------------
    People's Bank         NY, Ulster     4/17/96      96-0876                                   All collateral related
                            County                                                              to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------
        Hilco             NY, Ulster     12/15/00     00-2981                                       Merchandise and
                            County                                                                Proceeds related to
                                                                                                        Agency
-----------------------------------------------------------------------------------------------------------------------------
       Midland           NY, Richmond    2/26/96      96-731                                    All collateral related
                            County                                                              to Mortgaged Property,
                                                                                                but excluding inventory
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SECURED PARTY           FILING        UCC-1          UCC-1      UCC-3 FILE      UCC-3            COLLATERAL
                         JURISDICTION   FILE DATE       FILE NO.       DATE        FILE NO.
-----------------------------------------------------------------------------------------------------------------------------
       LaSalle            NY Richmond                               7/21/00         96-731        Assignment, re: 623
                            County
-----------------------------------------------------------------------------------------------------------------------------

                                 JUDGMENT LIENS



1. Albert Paiste v. Frank's Nursery & Crafts, Inc. - Award for Plaintiff - $35,000, plus $10,718.75. Filed in Bucks County, PA. Date of hearing and award - 7/23/97



2. Scott Contractors v. Frank's Nursery & Crafts, Inc. - Claim for Mechanics Lien -$4,034 plus interest. Filed in Bucks County, PA.- Letter sent by Frank's indicates it was settled for $2,000



3. R.E. Crawford v. Frank's Nursery & Crafts, Inc. filed in Bucks County, PA. Claim for Mechanics Lien -$208,633.28 plus interest. Filed in Bucks County, PA.- Court document indicates lien was released and discharged with prejudice on September 27, 1999.



4. Sickel's Shopping Center as Plaintiff. $3,494.00. Filed in NJ. Judgment entered on 7/31/90.



5. Maiorello vs Frank's Nursery & Crafts, Inc. filed in Philadelphia, PA. This case was settled November 1997 for $41,000.



6. Stalker vs Frank's Nursery & Crafts, Inc. filed in Philadelphia, PA. This case was settled August 21, 2000.


7. Ann Marie Dowd and Edward Dowd vs. Frank's Nursery, Inc. filed in Delaware County, Philadelphia. Judgment for Ann Marie Dowd in the amount of $8,493.00. Judgment in the name of Edward Dowd.

                                  SCHEDULE R-1

                                  REAL PROPERTY

                        (SEE ATTACHMENT TO SCHEDULE E-1)

                                  SCHEDULE 5.8

                DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES


------------------------------------ ----------------------- ---------------------------------------------------------
Subsidiary                           Jurisdiction of         Number and Percentage of the Outstanding Shares of
                                     Incorporation           stock owned Directly of Indirectly by Frank's Nursery &
                                                             Crafts, Inc.
------------------------------------ ----------------------- ---------------------------------------------------------
Nursery Distributors, Inc.           New York                10 shares of common stock, 100% of shares
------------------------------------ ----------------------- ---------------------------------------------------------

                                  SCHEDULE 5.10

                                   LITIGATION


------------------------------------------------------------ ---------------------------------------------------------
                         CASE NAME                                           CASE NO. / JURISDICTION
------------------------------------------------------------ ---------------------------------------------------------
Albino, Josephine B. vs. Candle-Lite/Lancaster Colony and    January Term, 2000, No. 368
Frank's Nursery & Crafts, Inc.
                                                             Court of Common Pleas of Philadelphia County,
                                                             Commonwealth of Pennsylvania

------------------------------------------------------------ ---------------------------------------------------------
Budzinski, Jean vs. Frank's Nursery & Crafts, Inc.           Docket No. CV-96-0053826-S

                                                             State of Connecticut, Superior Court

                                                             J.D. of Ansonia/Milford at Milford

------------------------------------------------------------ ---------------------------------------------------------
Butts, Kenneth E. vs. Frank's Nursery & Crafts and Frank's   Case No. C-99-55633-OC
Nursery & Crafts, Inc.
                                                             Circuit Court for Anne Arundel County, Maryland

------------------------------------------------------------ ---------------------------------------------------------
Ciancio, Roseann vs. Frank's Nursery & Crafts, Inc.,         Index No. 16120/96
Nicholas D'Agostino, Individually and d/b/a D'Agostino
Brothers Nursery and N/A/D/ Realty Co., Inc.                 Supreme Court of the State of New York

                                                             County of Westchester

------------------------------------------------------------ ---------------------------------------------------------
Clinton, Cheryl, Individually and as Mother, Natural         Case No. 00-CA-001082 (ON)
Guardian and Next Friend of Lauren Clinton, a Minor vs.
Frank's Nursery & Crafts, Inc.                               Circuit Court of the Nineteenth Judicial Circuit In and
                                                             For St. Lucie County, Florida

------------------------------------------------------------ ---------------------------------------------------------
De Grazia, Danielle, a Minor by and through her Mother and   Docket No. L-2163-00, Civil Action
Guardian Ad Litem, Suzette De Grazia and Suzette De
Grazia, Individually vs. Franks' Nursery & Crafts, Inc.      Superior Court of New Jersey

                                                             Law Division, Camden County

------------------------------------------------------------ ---------------------------------------------------------
Deeney, Christine and Edward Deeney vs. American             Docket No. L-7169-99  Civil Action
Continental Properties, Inc. t/a Frank's Nursery & Crafts,
Inc. et al. ***                                              Superior Court of New Jersey

Cooper Road Construction Co., Third-Party Plaintiff vs.      Law Division: Camden
Merchants Insurance Group, Third Party Defendant

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                         CASE NAME                                           CASE NO. / JURISDICTION
------------------------------------------------------------ ---------------------------------------------------------
DiRaffaele, Carol and Gary DiRaffaele vs. Frank's Nursery    Index No. 17622/99
& Crafts, Inc.
                                                             Supreme Court of the State of New York

                                                             County of Westchester

------------------------------------------------------------ ---------------------------------------------------------
Duffy, Mary Kay and John Duffy vs. Frank's Nursery &         Civil Action Law No. 96-13818
Crafts, Inc.
                                                             Court of Common Pleas of Montgomery County,
                                                             Commonwealth of Pennsylvania

------------------------------------------------------------ ---------------------------------------------------------
Ezell, Wayne and Linda Ezell vs. Frank's Nursery & Crafts,   No. 00-759-NO - Hon. John B. Bruff
Inc.
                                                             State of Michigan

                                                             Macomb County Circuit Court

------------------------------------------------------------ ---------------------------------------------------------
Gal-Vetrano, Rita vs. Frank's Nursery & Crafts, Inc.         Index No. 00-13290

                                                             Supreme Court of the State of New York

                                                             County of Suffolk

------------------------------------------------------------ ---------------------------------------------------------
Gdoviak, Robert and Catherine Gdoviak vs. Copiague           Index No. 00-05677
Associates; Copiague Associates, Inc.; FNC Holdings
Company, and Frank's Nursery & Crafts, Inc.                  Supreme Court of the State of New York

                                                             County of Suffolk

------------------------------------------------------------ ---------------------------------------------------------
Gleich, Susan vs. Frank's Nursery & Crafts, Inc. and         No. 96--L-5297
United States Steel and Wire, a Division of Roblin
Industries, Inc.                                             Circuit Court of Cook County, Illinois

                                                             County Department, Law Division

------------------------------------------------------------ ---------------------------------------------------------
Goldstein, Sondra and Jack Goldstein vs. FNC Holdings,       Index No. 08943/00
Inc. and Frank's Nursery & Crafts, Inc.
                                                             Supreme Court of the State of New York

                                                             County of Westchester

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                         CASE NAME                                           CASE NO. / JURISDICTION
------------------------------------------------------------ ---------------------------------------------------------
Gouwens, Charlene vs. Frank's Nursery & Crafts, Inc.         Case No. 45DO2 9802 CT 0234

                                                             State of Indiana, County of Lake

                                                             Lake Superior Court

                                                             Room Number Two, Sitting at East Chicago

                                                             Settled 12/00 at $85,000 - not paid

------------------------------------------------------------ ---------------------------------------------------------
Guarino, Anthony vs. Frank's Nursery & Crafts, Inc.          D.N. CV 98 0166071 S

                                                             State of Connecticut

                                                             Superior Court,  Judicial District of Stamford/Norwalk
                                                             at Stamford

------------------------------------------------------------ ---------------------------------------------------------
Haske, Dorothy vs. Frank's Nursery & Crafts, Inc.            Court No. 00-33506-NO1

                                                             Hon. Fred L. Borchard

                                                             State of Michigan

                                                             Circuit Court for the County of Saginaw

------------------------------------------------------------ ---------------------------------------------------------
Hays, Regina and Albert Hays vs. Frank's Nursery & Crafts,   Index No. 97-16383
Inc., et.al.
                                                             Supreme Court of the State of New York

                                                             County of Suffolk

------------------------------------------------------------ ---------------------------------------------------------
Herbert, Mabel vs. Frank's Nursery & Crafts, Inc.            Index No. 30822/97

                                                             Supreme Court of the State of New York

                                                             County of Suffolk

------------------------------------------------------------ ---------------------------------------------------------
Irizarry, Antonia and Frank Irizarry vs. Frank's Nursery &   Index No. 98-26611
Crafts, Inc.
                                                             Supreme Court of the State of New York

                                                             County of Suffolk

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                         CASE NAME                                           CASE NO. / JURISDICTION
------------------------------------------------------------ ---------------------------------------------------------
James, Cherolyn vs. Frank's Nursery & Crafts, Inc.           Cause No. 45DO5-9807 CT 14

                                                             State of Indiana, County of Lake

                                                             Lake Superior Court, Civil Division, Room 5

------------------------------------------------------------ ---------------------------------------------------------
Jimenez, Carolyn and Joseph Jiminez vs. Frank's Nursery &    Cause No. 45CO1-9610 CT 02034
Crafts, Inc.
                                                             State of Indiana, County of Lake

                                                             Lake Circuit Court, Crown Point, Indiana

------------------------------------------------------------ ---------------------------------------------------------
Maiatico, Anne M. and Michael J. Maiatico vs. Frank's        No. 99-C-1586  Civil Action - Law
Nursery & Crafts, Inc.
                                                             Court of Common Pleas of Lehigh County, Pennsylvania,
                                                             Civil Division - Law

------------------------------------------------------------ ---------------------------------------------------------
Mirabella, Gerard vs. Frank's Nursery & Crafts, Inc.         Index No. 08298/00

                                                             Supreme Court of the State of New York

                                                             County of Suffolk

------------------------------------------------------------ ---------------------------------------------------------
Misiukiewicz, Cecile and Sigmund Misiukiewicz vs. Frank's    Cause No. 45CO1-0011 CT 00642
Nursery & Crafts, Inc.
                                                             State of Indiana, County of Lake

                                                             Lake Circuit Court, Crown Point, Indiana

------------------------------------------------------------ ---------------------------------------------------------
Parker, Catherine and John M. Parker vs. Frank's Nursery &   Civil Action No. JFM-00CV-1292
Crafts, Inc.
                                                             U.S. District Court, District of Maryland

------------------------------------------------------------ ---------------------------------------------------------
Pawlak, Harriett C. vs. Frank's Nursery & Crafts, Inc.       No. 00 C 2965

                                                             U.S. District Court, Northern District of Illinois,
                                                             Eastern Division

------------------------------------------------------------ ---------------------------------------------------------
Petlev, Ricki and Len Petlev vs. Frank's Nursery & Crafts,   Circuit Case No. 97-7228-CI-20
Inc.
                                                             Circuit Court of the Sixth Judicial Circuit

                                                             in and for Pinellas County, Florida

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                         CASE NAME                                           CASE NO. / JURISDICTION
------------------------------------------------------------ ---------------------------------------------------------
Phillips, Judy R. vs. Frank's Nursery & Crafts, Inc.         Cause No. 45DO5-0004 CT 000556

                                                             State of Indiana, County of Marion

                                                             Marion County Superior Court, Room No.

------------------------------------------------------------ ---------------------------------------------------------
Ruisi, Rose and Louis Ruisi vs. Frank's Nursery & Crafts,    Docket No. 99-6927
Inc.
                                                             New York Supreme Court - Suffolk County

                                                             Appellate Division - Second Department

------------------------------------------------------------ ---------------------------------------------------------
Sansing, Delores vs. Frank's Nursery & Crafts, Inc.          Case No. CV 000091340

                                                             State of Connecticut - Superior Court

                                                             Judicial District of Middlesex at Middletown

------------------------------------------------------------ ---------------------------------------------------------
Slater, Geraldine and William Slater vs. Frank's Nursery &   Cause No. 71CO1 0007 CT 00130
Crafts, Inc.
                                                             State of Indiana, County of St. Joseph

                                                             In The St. Joseph Circuit Court

------------------------------------------------------------ ---------------------------------------------------------
Snodgrass, Ervin Stephen, Jr., and Rosalie Snodgrass vs.     Case No. 99-CI-543
Frank's Nursery & Crafts, Inc.
                                                             Commonwealth of Kentucky

                                                             Boone Circuit Court

------------------------------------------------------------ ---------------------------------------------------------
Terrano, Josephine and Joseph Terrano vs. Frank's Nursery    Index No. 99/07242
& Crafts, Inc.
                                                             Supreme Court of the State of New York

                                                             County of Suffolk

------------------------------------------------------------ ---------------------------------------------------------
Vojahosky, Joanne D. vs. Frank's Nursery & Crafts, Inc.      Case No. 00 LM K 1306

                                                             Circuit Court of the Sixteenth Judicial Circuit

                                                             Kane County, Illinois

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                         CASE NAME                                           CASE NO. / JURISDICTION
------------------------------------------------------------ ---------------------------------------------------------
Wells, Cheryl, as Next Friend of Blake Wells, a Minor vs.    No. 9915CV2222
Frank's Nursery & Crafts, Inc.
                                                             Commonwealth of Massachusetts, Plymouth

                                                             District Court Department of the Trial Court

------------------------------------------------------------ ---------------------------------------------------------
Wheatley, Cheryl vs. Frank's Nursery & Crafts, Inc.          Circuit Case No. 97-6237-CI-13

                                                             Circuit Court of the Sixth Judicial Circuit

                                                             in and for Pinellas County, Florida

------------------------------------------------------------ ---------------------------------------------------------
Zarganakis, Olga and George Zarganakis vs. Frank's Nursery   No. 00 7433
& Crafts, Inc., et.al.
                                                             Commonwealth of Pennsylvania

                                                             Court of Common Pleas for Delaware County

------------------------------------------------------------ ---------------------------------------------------------

                                  SCHEDULE 5.13

                             EMPLOYEE BENEFIT PLANS

                  1. Frank's Nursery & Crafts 401(k) Plan

                                  SCHEDULE 5.16

                                     LEASES

                        (SEE ATTACHMENT TO SCHEDULE E-1)

                                  SCHEDULE 5.17

                                      DDA'S

                            BANK ACCOUNT INFORMATION
                                  AS OF CLOSING

----------------- ----------------   ---------------------- ---------------------------- --------------------
G/L #             ACCOUNT #          NAME AND DEPOSITORY    CONTACT PERSON               PHONE NUMBER
-----             ---------          -------------------    --------------               ------------

----------------- ----------------   ---------------------- ---------------------------- --------------------
105-003           323840523          Chase Manhattan Bank   Jay Singh                    (212) 552-7313
                                                            1 Chase Manhattan Plaza
                                                            7th Floor
                                                            New York, NY 10081

----------------- ----------------   ---------------------- ---------------------------- --------------------
105-002           6301484287509      Chase Manhattan P/R    Chase Manhattan Bank         (315) 433-2460
                                                            Attn: Global Payables
                                                            6040 Tarbell Road
                                                            Syracuse, NY 13206

----------------- ----------------   ---------------------- ---------------------------- --------------------
                  ###-##-####        Strong Capital         Attn:  Jacek Oleszcznk       (800) 398-9699
                                     Management             One Hundred Heritage
                                                             Reserve
                                                            Menomonee Falls, WI 53051

----------------- ----------------   ---------------------- ---------------------------- --------------------
105-006          2661006151          Comerica Bank          Kim Kirsten                  (313) 222-6239
102-002          2665000010          Comerica Bank          One Detroit Center
                                                            P.O. Box 75000
                                                            Detroit, MI 48275-3280

---------------- -----------------   ---------------------- ---------------------------- --------------------
105-008          144094771 & 323837  Chase Manhattan Bank   Jay Singh                    (212) 552-7313
105-007          323089526           Chase Manhattan Bank   1 Chase Manhattan Plaza
230-205          0021071170          Chase Manhattan Bank   7th Floor
                                                            New York, NY 10081

---------------- -----------------   ---------------------- ---------------------------- --------------------
105-004          6301425660509       Chase Manhattan A/P    Chase Manhattan Bank         (315) 433-2460
230-207          6301501635509       Chase Manhattan Bank   Attn: Global Payables
                                                            6040 Tarbell Road
                                                            Syracuse, NY 13206

---------------- -----------------   ---------------------- ---------------------------- --------------------
102-001          9361599726          Fleet Bank             Theodore O'Sullivan          (630) 536-9006
                                                            705 Zaininger Avenue
                                                            Naperville, IL 60563

---------------- -----------------   ---------------------- ---------------------------- --------------------
102-003          2088220003302       First Union Bank       Paul Menconi                 (704) 374-6874
102-038          2100010427717       First Union Bank       NC 0815
                                                            201 South College Street - CP
                                                            Charlotte, NC 28288-0815

---------------- -----------------   ---------------------- ---------------------------- --------------------
102-005          6300602833          Bank of New York       Kevin Higgins                (212) 815-4891
                                                            101 Barclay Street - 18W
                                                            New York, NY 10286

---------------- -----------------   ---------------------- ---------------------------- --------------------
102-006          1933069633          Michigan National      Doug Henderson               (517) 377-3559
                                     Bank                   Commercial Treasury
                                                            Services   (98-03)

----------------- ---------------- ---------------------- ---------------------------- --------------------
G/L #             ACCOUNT #        NAME AND DEPOSITORY    CONTACT PERSON               PHONE NUMBER
-----             ---------        -------------------    --------------               ------------

----------------- ---------------- ---------------------- ---------------------------- --------------------
                                                          124 West Allegan
                                                          P.O. Box 40766
                                                          Lansing, MI 48901-7966

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-010          5312299           Provident Bank         Bernard Robinson             (410) 281-7244
                                                          5225 Belair Road
                                                          Baltimore, MD 21206

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-011          5570883           Bank One               Philomena Price              (312) 732-6015
                                                          525 W. Monroe Street -
                                                          6th Fl.
                                                          Mail Suite 0239
                                                          Chicago, IL 60601

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-012          590119486         Union Federal Bank     Jenny Horton                 (317) 822-1325
                                                          45 N. Pennsylvania Avenue
                                                          Indianapolis, IN 46204

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-013          3750932551        Bank of America        Melinda Langley              (704) 386-4552
                                                          Global Treasury Services
                                                          NC1-002-28-14
                                                          101 S. Tryon Street - 28 Fl.
                                                          Charlotte, NC 28255

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-014          1064428           Wells Fargo Bank       Melissa Machman              (312) 553-2353
                                                          230 W. Monroe - Suite 2900
                                                          Chicago, IL 60606

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-022          21902853          Bank of Waukegan       Kari Biegay                  (847) 244-6000
                                                          1601 North Lewis Avenue
                                                          Waukegan, IL 60085

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-024          1800000031348     Bank One/Indiana       Dave Herriman                (313) 225-3759
                                                          Mail Code:  MI1-8033
                                                          611 Woodward Avenue
                                                          Detroit, MI 48226

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-030          922145466         HSBC Bank              Joe Vacarro                  (631) 585-8300
                                                          2245 Middle Country Road
                                                          Centereach, NY 11720

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-036          230002578         National City          Marcus Gleaton               (616) 376-9249
                                   Bank - MI/IL           108 E. Michigan Avenue
                                                          Kalamazoo, MI 49007

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-037          11700654785       Home Federal           Cindy Murphy                 (812) 36-9094
                                   Bank                   3751 Brentwood
                                                          Columbus, OH 47203

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-039          836811524         National City Bank -   Rick Marroti                 (614) 463-7305
                                   OH                     155 E. Broad Street
                                                          Columbus, OH 43251

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-041          17199095          Allfirst Bank          Stefan Hoenicke              (410) 244-4208

----------------- ---------------- ---------------------- ---------------------------- --------------------
G/L #             ACCOUNT #        NAME AND DEPOSITORY    CONTACT PERSON               PHONE NUMBER
-----             ---------        -------------------    --------------               ------------

----------------- ---------------- ---------------------- ---------------------------- --------------------
                                                          MC 101-745 - 18 Fl.
                                                          25 South Charles Street
                                                          Baltimore, MD 21201

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-051          99936190          Fifth Third Bank       Marie Magnin                 (513) 744-6974
                                                          Fifth Third Center
                                                          Cincinnati, OH 45263

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-052          1217645           First Source Bank      Lorraine Cochran             (219) 235-2380
                                                          P.O. Box 1602
                                                          South Bend, IN 46634

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-054          180192032654      US Bank                Therese Knutson              (612) 973-8223
                                                          MPFMO109
                                                          90 South Sixth Street
                                                          Minneapolis, MN 55402

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-059          2078689606        Old National Bank      Joanne Kelly                 (765) 649-4464
                                                          2040 S. Scatterfield Road
                                                          Anderson, IN 46016

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-060          239438653         National City          Phyllis                      (614) 463-7551
                                   Bank - PA              155 E. Broad Street
                                                          Columbus, OH 43251

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-061          5200521093        LaSalle Bank           Kimberly Pearson             (312) 904-0312
                                                          135 South LaSalle Street
                                                          Chicago, IL 60603

---------------- ----------------- ---------------------- ---------------------------- --------------------
102-062          793424748         Firstar Bank           Matt Zeck                    (513) 632-3002
102-040          1082500602        Firstar Bank           425 Walnut Street
102-027          7160000795        Firstar Bank           MC CN-WN-08
                                                          Cincinnati, OH 45201-1038

---------------- ----------------- ---------------------- ---------------------------- --------------------
105-014          035-7024373       People's Bank          Arthur Murphy                (800) 894-0300
                                                          350 Bedford Street
                                                          Stamford, CT 06901
---------------- ----------------- ---------------------- ---------------------------- --------------------

                                  SCHEDULE 5.18

                            CREDIT CARD ARRANGEMENTS

The Borrower has credit arrangements with:

1. AMERICAN EXPRESS - Agreement For American Express Card Acceptance, between American Express Travel Related Services Company, Inc. And Frank's Nursery & Crafts, Inc. Dated 11/9/93.

2. DISCOVER CARD - Frank's Nursery & Crafts, Inc. has no written record

3. NATIONAL PROCESSING COMPANY - Frank's Nursery & Crafts, Inc. has no record of a signed agreement.

                                  SCHEDULE 6.11

                       LOCATION OF INVENTORY AND EQUIPMENT

                               (SEE SCHEDULE E-1)

                                  SCHEDULE 7-21

                        FINANCIAL AND INVENTORY COVENANTS


MINIMUM  AVAILABILITY

Measured each Accounting Period, commencing as of the end of Accounting Period 1, 2001 Availability at the end of each Accounting Period shall equal at least 85% of Planned Availability (provided that during Accounting Periods 4, 5, 6, 7, 8 and 12, Availability shall be the lesser of 85% of Planned Availability or $25,000,000). Planned Availability for the one year after the Closing Date is detailed below:

End of Period                               Planned Availability
-------------                               --------------------
1         2001                              $10,249,000
2         2001                              $17,266,000
3         2001                              $23,868,000
4         2001                              $58,548,000
5         2001                              $51,859,000
6         2001                              $41,482,000
7         2001                              $36,475,000
8         2001                              $31,104,000
9         2001                              $21,251,000
10        2001                              $12,772,000
11        2001                              $22,860,000
12        2001                              $32,283,000
13        2002                              $15,994,000

Planned Availability for second year after the Closing Date shall be detailed based on the Business Plan submitted to, and approved by, the Agent.

INVENTORY COMPOSITION

Eligible Decoration Christmas Inventory shall be limited to no more than 20% of total Inventory as of the end of Accounting Period 13 and each Accounting Period during Accounting Period 1 through and including Accounting Period 7. Eligible Christmas Inventory shall be limited to 50% of total Inventory as of the end of each of Accounting Period during Accounting Period 8 through and including Accounting Period 12. Testing shall commence as of the end of Accounting Period 1, 2001.

For Accounting Period 3 through Accounting Period 5, measured as of the end of each Accounting Period, Eligible Live Plant Inventory (Departments 1, 2, 8) as a percentage of Eligible Inventory shall be limited to no more than 15% of total Eligible Inventory. Testing shall commence as of the end of Accounting Period 3, 2001.

For Accounting Period 3 and Accounting Period 4, measured as of the end of each Accounting Period, Inventory at cost must be not less than 90% of planned Inventory, or sales for the period must have exceeded those projected in the Business Plan. Testing shall commence as of the end of Accounting Period 3, 2001.

MINIMUM GROSS MARGIN TEST

Measured as of the end of each Accounting Period on a rolling thirteen Accounting Period basis, Gross Margin shall not vary negatively from the Business Plan in any one Accounting Period by more than two (2) percentage points. Testing shall commence as of the end of Accounting Period 1, 2001.

MINIMUM EBITDA

Measured on each Accounting Period end on a rolling three Accounting Period basis, EBITDA shall not vary negatively from the Business Plan by more than the greater of 15% of planned EBITDA (as set forth in the Business Plan for the applicable period) for such period or $1,000,000, unless EBITDA as of the test date shall exceed, on a cumulative basis, EBITDA as projected in the Business Plan as of such test date. Testing shall commence as of the end of Accounting Period 3, 2001.

SPECIAL REAL ESTATE LINE ADVANCES

Commencing with the end of Accounting Period 2, 2001, the amount of Special Real Estate Line Advances will be limited at all times to 40% of the total outstanding amount of Advances (excluding the face amount of any issued but undrawn Letters of Credit).